Registration No. 333-121449
File No. 811-21686

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

     Pre-Effective Amendment No. __      [ ]

     Post-Effective Amendment No. __9__     [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940     [X]

     Amendment No. 11     [X]

OPPENHEIMER PORTFOLIO SERIES

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices) (Zip Code)

(303) 768-3200

(Registrant’s Telephone Number, including Area Code)

Arthur S. Gabinet, Esq.
OppenheimerFunds, Inc.

Two World Financial Center-225 Liberty Street – New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]     Immediately upon filing pursuant to paragraph (b)
[X]     On May 30, 2012 pursuant to paragraph (b)

[ ]     60 days after filing pursuant to paragraph (a)(1)
[ ]     On _______________ pursuant to paragraph (a)(1)
[ ]     75 days after filing pursuant to paragraph (a)(2)
[ ]     On _______________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

[ ]     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer Portfolio Series
Conservative Investor Fund

Prospectus dated May 30, 2012

NYSE Ticker Symbols
Class A	OACIX
Class B	OBCIX
Class C	OCCIX
Class N	ONCIX
Class Y	OYCIX

Oppenheimer Portfolio Series Conservative Investor Fund is a mutual fund that seeks current income with a secondary objective of long-term growth of capital. The Fund is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Portfolio Series Conservative Investor Fund

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks current income with a secondary objective of long-term growth of capital. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 15 of the Fund's prospectus and in the sections "How to Buy Shares" beginning on page 90 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.22%	0.33%	0.23%	0.26%	0.16%
Acquired Fund Fees and Expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.10%	1.96%	1.86%	1.39%	0.79%
Fee Waiver and/or Expense Reimbursement*	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.86%	1.76%	1.29%	0.69%

*The Manager has voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.10% as calculated on the daily net assets of the Fund. This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$672	$897	$1,140	$1,836	$672	$897	$1,140	$1,836
Class B	$691	$911	$1,258	$1,864	$191	$611	$1,058	$1,864
Class C	$280	$580	$1,006	$2,191	$180	$580	$1,006	$2,191
Class N	$232	$433	$756	$1,671	$132	$433	$756	$1,671
Class Y	$71	$243	$431	$972	$71	$243	$431	$972

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies. The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. Those funds are referred to as the "Underlying Funds." Under normal market conditions, the Fund will invest in shares of some or all of the following Underlying Funds that were chosen based on the Manager's determination that they could provide income and, secondarily, long-term growth of capital: Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Institutional Money Market Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer International Value Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund,® Oppenheimer Main Street Select Fund,® Oppenheimer Main Street Small- & Mid-Cap Fund,® Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master International Value Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Oppenheimer Small- & Mid-Cap Value Fund, Oppenheimer U.S. Government Trust and Oppenheimer Value Fund.

The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation targets ranges of 60-70% in fixed-income funds, 20-25% in U.S. equity funds, up to 5% in foreign equity funds and up to 15% in alternative funds that provide asset diversification. The Fund's asset allocation targets may vary in particular cases and may change over time. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Fixed-income securities (also referred to as "debt securities") represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment grade (commonly referred to as "junk bonds") and cert ain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets. The Underlying Funds that are used for asset diversification may include investments related to commodities, gold and other special metals, real estate or that are inflation protected.

The Manager monitors the Underlying Fund selections and periodically rebalances the Fund's investments to bring them back within their target asset allocation ranges. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocation ranges at any time, without prior approval from or notice to shareholders.

For temporary periods, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments. This will generally occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of other investments.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Underlying Funds invest, because of Underlying Fund investment selection or the Fund's asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the main risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Main Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The investment objective and principal investment strategies of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page 33 of the Fund's prospectus. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of th at Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1.800.225.5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Fixed-Income Securities. Fixed-income securities held by the Underlying Funds may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund's income or share value might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amo unt or from the amount the Underlying Fund paid for them. These fluctuations will usually be greater for longer-term debt securities than for shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, the issuers may repay principal more slowly than expected. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Fixed-Income Market Risks . Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Lower-Grade Securities.  Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share va lue may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries. Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments in asset classes that are expected to perform differently from primary equity and fixed-income investments. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager monitors the investment process to seek to identify, address and resolve any potential issues.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking current income and, secondarily, long-term growth of capital. Because some of the Underlying Funds invest primarily in stocks, those investors should be willing to assume the risks of share price fluctuations of stock investments. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, 5 years and the life of the Fund compare with those of two broad measures of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
www.oppenheimerfunds.com/fund/PortfolioSeriesConservativeInvestorFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 10.65% (2nd Qtr 09) and the lowest return was -27.18% (4th Qtr 08). For the period from January 1, 2012 through March 31, 2012 the cumulative return before sales charges and taxes was 4.80%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 04/05/05)
Return Before Taxes	(4.69%)	(3.81%)	(0.98%)
Return After Taxes on Distributions	(5.15%)	(4.69%)	(1.89%)
Return After Taxes on Distributions and Sale of Fund Shares	(2.52%)	(3.58%)	(1.24%)
Class B Shares (inception 04/05/05)	(4.66%)	(3.85%)	(0.86%)
Class C Shares (inception 04/05/05)	(0.69%)	(3.45%)	(0.92%)
Class N Shares (inception 04/05/05)	(0.23%)	(3.00%)	(0.43%)
Class Y Shares (inception 04/05/05)	1.42%	(2.36%)	0.20%
Barclays Capital Aggregate Bond Index	7.84%	6.50%	5.89%*
(reflects no deduction for fees, expenses or taxes)
S&P 500 Index	2.11%	(0.25%)	3.07%*
(reflects no deduction for fees, expenses or taxes)

*From 3-31-05

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Alan C. Gilston has been a portfolio manager of the Fund since February 2009 and Vice President of the Fund since December 2009 and Krishna Memani has been Vice President and a portfolio manager of the Fund since June 2010.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among Underlying Funds with different types of investments will vary over time and the Underlying Fund's portfolios might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's and the Underlying Funds' investment policies and risks.

The Fund's Principal Investment Strategies and Risks.  The following strategies and types of investments are the ones that the Fund and certain Underlying Funds consider to be the most important in seeking to achieve their investment objectives and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Investments in the Underlying Funds. Under normal circumstances, the Fund invests in a diversified portfolio made up of varying allocations of investments in the Underlying Funds. The mix of Underlying Funds was chosen to seek diversification and to implement the Fund's allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change from time to time without approval by the Fund's shareholders.

An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Manager. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by the Fund.

Fixed-Income Investments. Some of the Underlying Funds invest primarily in debt securities to seek income. Other Underlying Funds may invest in debt securities for defensive purposes or for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions. Some of the fixed-income investments the Underlying Funds might invest in include:

  money market instruments;
  securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: Treasury securities, mortgage-related government securities (interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities) and forward roll transactions (also referred to as "mortgage dollar rolls");
  municipal securities issued by states and their political subdivisions (such as cities, towns, counties, agencies and authorities), including municipal bonds, municipal notes and interests in municipal leases;
  mortgage-related securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities;
  corporate debt obligations, such as bonds, debentures, notes and preferred stock issued by U.S. and foreign corporations, partnerships or ther business entities;
  other foreign debt securities, including securities issued by foreign governments and "supra-national" entities, such as the World Bank;
  zero-coupon and stripped securities;
  commercial paper (short-term corporate debt);
  asset-backed securities (interests in pools of consumer loans and other trade receivables);
  floating rate and variable rate securities;
  "structured" notes;
  participation interests in loans; and
  repurchase agreements.

Fixed-income investments may be subject to the following risks:

  Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. An Underlying Fund's share prices may go up or down when interest rates change because of the effect of those changes on the value of the Underlying Fund's investments in debt securities.
  These fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities. When the average maturity of an Underlying Fund's portfolio is longer, its share prices may fluctuate more when interest rates change. Zero-coupon or "stripped" securities may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will repay the mortgages that underlie these securities more quickly than expected, causing the issuer of the security to repay the Underlying Fund prior to the security's expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If an Underlying Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Underlying Fund to lose a portion of its principal investment. Interest-only and principal-only securities, which certain Underlying Funds may buy, are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause the value of an Underlying Fund's shares to fall sharply.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make the interest and principal payments on the security as they become due. U.S. Government securities generally have low credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, an Underlying Fund's income might be reduced, and if an issuer fails to repay principal, the value of that security and of the Underlying Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Special Risks of Lower-Grade Securities. To seek higher total return or income, some of the Underlying Funds may invest in securities with credit ratings below investment grade (commonly called "junk bonds"). That means that they are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally recognized statistical rating organizations or are unrated securities that the Manager considers to be of equivalent quality. The credit risks of those Underlying Funds may be greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade debt securities. Securities that are (or that have fallen) below investment grade may have a greater risk that the issuer might default on its obligation to pay interest or repay principle. There may be less of a mark et for those securities, making it harder to value them or sell them at an acceptable price. These risks may reduce an Underlying Fund's share prices and the income it earns.

U.S. Government Securities. Certain Underlying Funds invest in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. Others are supported by the right to borrow from the U.S. Government and others are supported only by the credit of the agency. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

Government Agencies and Instrumentalities. Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the particular agency (for example obligations issued by the Federal Home Loan Banks). In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship.  The U.S. Treasury also entered into a secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreements, the Treasury will ensure that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have relatively little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

     Mortgage-Related Government Securities.  Mortgage-related government securities include interests in pools of residential or commercial mortgages, in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. government or its agencies and instrumentalities. Mortgage-related U.S. government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

Private-Issuer Securities. Certain Underlying Funds can also invest in securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities. Securities issued by private issuers are subject to greater credit risks than U.S. Government securities.

     Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

Mortgage-related securities, including CMOs, issued by private issuers are not U.S. Government securities, which makes them subject to greater credit risks. Private issuer securities are subject to the credit risks of both the issuers and the underlying borrowers, as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities have been volatile at times and may be less liquid than the markets for other types of securities.

Foreign Fixed-Income Securities. Some of the Underlying Funds may invest in a variety of debt securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Underlying Funds' foreign debt investments may be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the "full faith and credit" of that government. Debt securities of issuers in developing or emerging markets countries may have a higher risk of default and some may be considered speculative.

Participation Interests in Loans. Certain Underlying Funds may invest in securities obligations that represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, an Underlying Fund may lose money on its investment.

Asset-Backed Securities. Certain Underlying Funds can buy asset backed securities, which are fractional interests in pools of loans and are collateralized by the loans, other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the purchasers. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, and to interest rate and prepayment risks.

Zero-Coupon and "Stripped" Securities. Some of the debt securities that certain of the Underlying Funds may buy are zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. They may be issued by the U.S. Government or private issuers. "Stripped" securities are the separate income or principal components of a debt security. Some mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments. The securities that are entitled to only the principal payments may be sold at a substantial discount from the market value of the initial mortgage-related security.

Zero-coupon and stripped securities are particularly sensitive to changes in interest rates and may be subject to greater price fluctuations as a result of interest rate changes than interest bearing securities. Some of the Underlying Funds may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The value of interest only and principal only mortgage-related securities are also very sensitive to changes in prepayments of the underlying mortgages. The market for zero-coupon and stripped securities may be limited, making it difficult for the Underlying Fund to sell its holdings at an acceptable price.

Money Market Instruments. Most of the Underlying Funds can invest in "money market instruments," which are short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. These include U.S. Government securities, high quality corporate debt securities having a remaining maturity of one year or less, bankers' acceptances, commercial paper, certificates of deposit, repurchase agreements, and other short-term corporate debt obligations. While money market instruments generally have lower risks than other fixed-income securities, they may also offer lower returns.

Equity Securities.  Some Underlying Funds invest primarily in common stock or other types of equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The issuers may be small, medium or large capitalization companies, as defined in the particular Underlying Fund's prospectus. Not all Underlying Funds define small- and mid-cap issuers in the same way. Some of the Underlying Funds may emphasize investments in "growth" securities or "value" securities.

  Common Stock. Common stock represents an ownership interest in the issuer and fluctuates in price in response to conditions affecting the issuer or changes in equity markets in general. An Underlying Fund may invest in common stock to seek capital appreciation, dividend income or both. Common stock is generally subordinate to the other securities of an issuer.
  Preferred Stock. Preferred stocks are a form of equity security that typically have a fixed dividend that may cause their prices to behave more like those of debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stocks to decline. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.
  Convertible Securities. Some of the Underlying Funds may also buy interest bearing securities that are convertible into common stock. While many convertible securities are debt securities, the Underlying Funds consider some of them to be "equity equivalents" because of their features allowing them to be converted into common stock. Convertible securities may be subject to the risks of the common stock of the issuer as well as to credit risk and interest rate risk. Some of the Underlying Funds may buy convertible securities rated below investment-grade by nationally recognized statistical rating organizations. The credit rating of an "equity equivalent" convertible security generally has less impact on the Underlying Fund's investment decisions than in the case of other debt securities.

Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

Time-Zone Arbitrage. Some Underlying Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If an Underlying Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Underlying Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. The Underlying Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Industry, Sector and Regional Focus. At times, an Underlying Fund may emphasize investments in a particular industry, group of industries, sector or region of the world. Securities of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others.

Diversification. While the Fund is a "diversified" fund under the Investment Company Act of 1940, three of the Underlying Funds, Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Bond Fund and Oppenheimer Real Estate Fund are "non-diversified" funds. Accordingly, those funds can invest a greater portion of their assets in the securities of a single issuer than "diversified" funds can. To the extent one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for an Underlying Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particu larly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all. The Underlying Funds may use different definitions of small- or mid-cap companies, as stated in the Underlying Funds' prospectuses.

     Price Arbitrage. To the extent that some of the Underlying Funds invest significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade shares of those funds based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of an Underlying Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the Underlying Fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of an Underlying Fund's shares held by other shareholders.

Other Investment Strategies and Risks. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment.
The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

Investments in Real Estate Securities. One of the Underlying Funds, Oppenheimer Real Estate Fund, invests primarily in shares of real estate investment trusts (REITs). It can also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. That Underlying Fund invests primarily in Equity REITs.

  Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.
  Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
  Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because that Underlying Fund concentrates its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered cre dit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Because that Underlying Fund invests primarily in real estate securities, it may perform poorly during a downturn in that industry.

Derivative Investments. The Underlying Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

     Oppenheimer International Growth Fund can only invest up to 25% of its net assets in derivatives. Other Underlying Funds have no stated limit on derivative investments, but will comply with all applicable laws and regulations. There is no target range for indirect investment in derivatives at the Fund level.

Put and Call Options. Put and call options may be bought or sold on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under the option. An Underlying Fund might have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that sell put options must identify liquid assets to cover any put options they sell.

     Special Risks of Options. If an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If an Underlying Fund sells a call option on an investment that it owns (referred to as a "covered call") and the investment has increased in value when the call option is exercised, the Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. Certain Underlying Funds can buy and sell futures contracts, including financial futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standard ized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, an Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Underlying Funds' investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although each Underlying Fund values its assets daily in terms of U.S. dollars, the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. An Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Underlying Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if an Underlying Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty and if a credit event occurred, the Underlying Fund would deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty would pay the Underlying Fund par for the bonds. If an Underlying Fund sells credit protection using a credit default swap, generally it will receive fixed payments from the counterparty and if a credit event occurred, the Underlying Fund would pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty would deliver the bonds to the Underlying Fund. If the credit swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

     Risks of Credit Default Swaps. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Underlying Fund may lose money. Credit default swaps are also subject to the risk that an Underlying Fund will not properly assess the cost of the underlying investment. If an Underlying Fund is selling credit protection, there is a risk that a credit event could occur and that the Underlying Fund would have to pay par value on defaulted bonds. If an Underlying Fund was buying credit protection, there is a risk that no credit event would occur and the Underlying Fund would receive no benefit for the premium paid.

Interest Rate Swaps. In an interest rate swap, the Underlying Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by an Underlying Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

     Risks of Interest Rate Swaps. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

     Risks of Total Return Swaps. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, an Underlying Fund may lose money.

     Risks of Swap Transactions. There is no central exchange or market for swap transactions and therefore they are less liquid than exchange-traded instruments.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. One of the Underlying Funds invests primarily in commodity-linked derivatives known as "commodity-linked notes." That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

     Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer. An Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to its investment needs.

One of the Underlying Funds invests primarily in commodity-linked notes. That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

Hedging. All of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way an Underlying Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund's initial investment. An Underlying Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, an Underlying Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

     Risks of Leverage. Some derivatives certain Underlying Funds buy involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. An Underlying Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Underlying Funds are subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, an Underlying Fund must identify liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, with regard to its derivative instruments.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by "Funds of Funds." Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them to increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs an d reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund or an Underlying Fund and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to an Underlying Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of an Underlying Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as an Underlying Fund or in vest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Underlying Funds and, as a result, the value of securities held by an Underlying Fund or its investment strategies may be adversely affected. Each Underlying Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and an Underlying Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's or the Underlying Funds' investment activities and affect their performance.</ FONT>

Investments in Oppenheimer Institutional Money Market Fund. The Fund and the Underlying Funds can invest their free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund and the Underlying Funds invest in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund or the Underlying Funds directly. At the time of an investment, the Fund or an Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As shareholders, the Fund and the Underlying Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Underlying Fund's advisory fee to the extent of its share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Underlying Funds usually must hold cash in their portfolios, liquidate portfolio securities, or borrow money, each of which imposes certain costs. Certain Underlying Funds may also, from time to time, participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing an Underlying Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Underlying Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase an Underlying Fund's shares equal to the amount of the Underlying Fund's net redemptions on any given day, at its closing net a sset value. On subsequent days when the Underlying Fund experiences net subscriptions, ReFlow redeems its holdings at the Underlying Fund's net asset value on that day. When an Underlying Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet an Underlying Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of any Underlying Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund or any Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund or an Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund or an Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent the Fund or an Underlying Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a fund is known as "portfolio turnover." The Fund and the Underlying Funds may engage in active and frequent trading to try to achieve their investment objectives and may have portfolio turnover rates of over 100% annually. If the Fund or an Underlying Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce an Underlying Fund's performance. Most of the Fund's portfolio transactions are purchases or sales of the Underlying Funds' shares, however, which do not entail any brokerage fees or transaction costs. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes to the Fund's Investment Policies.  The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Fund's Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Fund's Manager, chooses its investments and handles its day-to-day business, subject to policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the Investment Advisory Agreement, the Manager does not charge a management fee to the Fund. However, the Manager collects indirect management fees from the Fund's investments in the Underlying Funds. For the year ended January 31, 2012, the weighted indirect management fees collected from the Fund's investment in the Underlying Funds, as a percent of average daily net assets of the Fund, was 0.51% for each Class of shares.

     The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares, 1.50% for Class N shares, and 1.00% for C lass Y shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of Underlying Funds that do not offer Class Y shares. The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.10% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of this prospectus. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.
     The Fund's Transfer Agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. This voluntary waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

     A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for its fiscal year ended January 31, 2012.

Portfolio Managers. The Fund's portfolio is managed by Alan C. Gilston and Krishna Memani, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Gilston has been a Vice President of the Fund since December 2009 and a portfolio manager of the Fund since February 2009. Mr. Memani has been a Vice President and portfolio manager of the Fund since June 2010.

     Mr. Gilston has been Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager's Risk Management Team during various periods. He has been Director of Asset Allocation since September 2010. Mr. Gilston is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the Director of Fixed Income of the Manager since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of their individual prospectuses and Statements of Additional Information.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares. Class B shares will no longer be offered for new purchases after June 29, 2012. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares.
     Effective July 1, 2011, Class B shares were no longer available for purchase by any 457(f) plan or qualified retirement plan, except for purchases by existing OppenheimerFunds Single K plans.  After June 29, 2012, Class B shares will no longer be offered for new purchases and new Class B share account applications will be returned. See "About Class B Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in "About Class C Shares" below.
Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.00%. See "About Class N Shares" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

What is the Minimum Investment.  In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class.  Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, expenses such as the distribution or service fees will reduce the net asset value and the dividends on share classes that are subject to those expenses.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the distribution fees on other share classes. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.

  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.  However, since Class B shares will no longer be offered for sale after June 29, 2012, Class B shares may not be appropriate for investors with automatic investment plans that are expected to continue after that date. See "About Class B Shares" below.

  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

About Class A Shares.  Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rate that would apply to a larger purchase. Purchases of "qualified shares" of the Fund and certain other Oppenheimer funds may be added to your Class A share purchases for calculating the applicable sales charge.

Class A, Class B and Class C shares of most Oppenheimer funds (including shares of the Fund), and Class A, Class B, Class C, Class G and Class H units owned in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor" are "qualified shares" for satisfying the terms of a Right of Accumulation or a Letter of Intent. Purchases made by reinvestment of dividend or capital gain distributions are "qualified shares" for satisfying the terms of a Right of Accumulation, but are not "qualified shares" for satisfying the terms of a Letter of Intent. Purchases of Class N, Class Y or Class I shares of Oppenheimer funds, purchases under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for Right of Accumulation or Letter of Intent purposes. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of qualified shares that you and your spouse currently own, and other qualified share purchases that you are currently making, to the value of your Class A share purchase of the Fund. The Distributor or the financial intermediary through which you are buying shares will determine the value of the qualified shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed will not be counted.  In totaling your holdings, you may count shares held in:
    your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse,
    accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current qualified share holdings. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of qualified shares over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.00% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

About Class B Shares.  Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within a six year "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

     Class B Shares Will No Longer Be Offered For Sale After June 29, 2012. Investors can continue to purchase Class B shares through June 29, 2012, but will need to designate a different share class for purchases after that date, including for automatic purchases to retirement plans or other accounts. Dividend and/or capital gains distributions will continue to be made in Class B shares, and exchanges of Class B shares into and from other Oppenheimer funds and certain account transfers will be permitted.

     Any investments for existing Class B share accounts that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc. and any new Class B share account applications that are received after that date will be returned.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years Since Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert.

Effective July 1, 2011, Class B shares held in certain retirement plan accounts were converted to Class A shares, or to another share class selected by the plan sponsor. Although Class B shares will no longer be offered after June 29, 2012, current Class B shares will continue to mature and convert to Class A shares according to their established conversion schedule. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

About Class C Shares.  Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

About Class N Shares.  Class N shares are only offered to certain retirement plans. In addition, certain plans that currently invest in Class B shares of the Fund may designate Class N shares for future plan purchases. See "Class N Share Availability" in the Statement of Additional Information for eligibility requirements.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  A group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or

  Class N shares are redeemed within 18 months after an IRA or 403(b) account holder's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

About Class Y Shares. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares.  Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of its shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's investments in the Underlying Funds are based on the Underlying Funds' net asset values on that day.

The Underlying Funds also calculate the net asset value of each class of their shares as of the close of the NYSE, on each day that it is open for trading, by subtracting the class-specific expenses and the amount of an Underlying Fund's liabilities attributable to each share class from the market value of its securities and other assets attributable to that share class. The Underlying Funds' securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class of the Fund and the Underlying Funds is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the judgment of an Underlying Fund's manager) do not accurately reflect the fair value of a security held by one of the Underlying Funds, or if after the close of the principal market on which a security held by an Underlying Fund is traded and before the time as of which the Underlying Fund's net asset value is calculated that day, an event occurs that the Underlying Fund's manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Underlying Fund's Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Underlying Funds' manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by a particular Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Underlying Funds' Boards have adopted valuation procedures and have delegated the day-to-day responsibility for fair value determinations to "Valuation Committees." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by an Underlying Fund's manager are subject to review, approval and ratification by the Underlying Fund's Board at its next scheduled meeting after the fair valuations are determined.

The Underlying Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which it determines its net asset value per share.

Pricing Foreign Securities. The Underlying Funds may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Underlying Funds value their foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by an Underlying Fund.

The Underlying Funds' manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Underlying Funds' fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Funds' foreign investments may change on days when the Fund cannot buy or redeem shares of the Underlying Funds and when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

Sales Charge Waivers.  The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

Buying Shares.  You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Oppenheimer fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts.  The Distributor, in its sole discretion, ma y reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." at the address shown on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. For new investors who do not designate a broker-dealer, Class A shares (and Class Y shares for institutional investors) are the only purchase option. Other share classes may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker -dealer. If a current investor no longer has a broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

Selling Shares.  You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's and the Underlying Funds portfolios to meet redemptions). That means that the redemption proceeds would be paid in securities from the Fund's portfolio on a pro-rata basis, generally consisting of shares of the Underlying Funds. If the Fund redeems your shares in-kind, you might bear transaction costs and would bear market risks until such securities were converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

The Oppenheimer Exchange Privilege.  You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold.  If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges in to another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Transfer Agent may limit or refuse any exchange order from a money market fund in its discretion pursuant to the exchange policy of that fund.

  Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.

  Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either th e fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

Other Limits on Share Transactions.  The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its dis cretion, has engaged in such trading activity.

Submitting Share Transaction Requests. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.  Class Y share transactions may only be submitted in writing, by fax, by phone through a service representative, or through an investor's designated financial intermediary.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

Investment Plans and Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

After June 29, 2012, Class B shares will no longer be offered for new purchases. Shareholders with Asset Builder Plans that currently invest in Class B shares must select a different share class for purchases after that date. Any Class B share purchases that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to share classes offered to individual retirement plans and other account types, generally do not apply to shares offered through a group retirement plan. Purchase, redemption, exchange and transfer requests for a group retirement plan must generally be submitted by the plan administrator, not by plan participants. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes and plan types. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include traditional IRAs, Roth IRAs and rollover IRAs.

  SIMPLE IRAs. These are Savings Incentive Match Plan for Employees IRAs for small business owners or self-employed individuals.

  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

  401(k) Plans. These are special retirement plans for employees of businesses. "Single K" plans are 401(k) plans for self-employed individuals.

  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge.

Effective July 1, 2008, Class B shares were no longer offered to new qualified retirement plans or to non-qualified deferred compensation plans. Effective July 1, 2011, Class B shares held in those plans were converted to Class A shares, or to another share class selected by the plan sponsor. Existing OppenheimerFunds Single K plans are not currently affected by that change. After June 29, 2012, Class B shares will no longer be offered for any new purchases. Retirement plans that currently invest in Class B shares must select a different share class for purchases after that date. Any investments for existing Class B share retirement accounts that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

You may also choose to receive your account documents electronically via eDocs Direct. Visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for information and instructions.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N shares. Altogether, these fees increase the Class B and Class C shares annual expenses by 1.00% and increase the Class N shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class . Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B shares asset-based sales charge. However, for ongoing purchases of Class B shares by OppenheimerFunds Single K plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions. After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc. No sales concessions will be paid on those purchases, however a concession may be paid if the acquired Oppenheimer Money Market Fund, Inc. shares are exchanged for shares of another Oppenheimer fund.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing share holder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

Payments to Financial Intermediaries and Service Providers. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resou rces are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketin g efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

Dividends and Distributions.  The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Taxes.  Dividends and distributions to Fund shareholders are mainly from amounts the Fund receives as dividends or distributions from the Underlying Funds or from gains on sales of shares of the Underlying Funds. Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will "pass through" to the Fund, subject to certain exceptions, as long as the Underlying Funds continue to qualify as "regulated investment companies." The following discussion applies to certain tax aspects of both the Fund and the Underlying Funds.

If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or reinvested in additional shares of the Fund or another Oppenheimer fund, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2013, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2013, certain dividends (including certain dividends from foreign corporations) may be taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends may be eligible for the dividends-received deduction. To the extent the Fund's and the Underlying Funds' distributions are paid from these types of dividends, and provided certain other fund and shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

The Underlying Funds may be subject to foreign income taxes on income or gains from foreign securities. If, at the end of an Underlying Fund's fiscal year more than 50% of the fund's assets are invested in foreign securities, the Fund and the Underlying Fund may make an election which would generally allow shareholders to take a credit or deduction for such foreign taxes on their Federal income tax returns, subject to applicable limitations. If the Fund makes this election, shareholders must include in their income their share of the foreign taxes paid by the Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund and each Underlying Fund have qualified and intend to qualify each year to be taxed as regulated investment companies under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserve the right not to so qualify. In each year that the Fund or an Underlying Fund qualifies as a regulated investment company, it will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For taxable years of the Fund beginning before 2012, certain distributions that may be reported by the Fund as arising from Qualified Interest Income and Qualified Short-term Capital Gains (if applicable) and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against U.S. federal income tax liability.

Avoid "Buying a Distribution." If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.

Remember, There May be Taxes on Transactions. Because the prices of the Fund's shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will notify you if this occurs, In such a case, you would need to reduce the cost of your shares for tax purposes which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares.

Cost Basis Reporting. The Fund will be required to report to the Internal Revenue Service ("IRS"), and furnish to Fund shareholders, detailed "cost basis" and "holding period" information for Fund shares acquired on or after January 1, 2012 ("covered shares") that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the "cost basis" of such shares, (ii) the gross proceeds you received on the redemption and (iii) the "holding period" for the redeemed shares.

The default method for calculating the cost basis of covered shares will be based on the average cost of all Fund shares you purchased on or after January 1, 2012 and prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method via the OppenheimerFunds website, www.oppenheimerfunds.com, or by notifying the Fund's Transfer Agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Financial Highlights Tables

FINANCIAL HIGHLIGHTS
Class A Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.12	$7.39	$6.23	$10.75	$10.93
Income (loss) from investment operations:
Net investment income[1]	.25	.23	.10	.13	.55
Net realized and unrealized gain (loss)	-- [2]	.72	1.14	(4.21)	(.24)
Total from investment operations	.25	.95	1.24	(4.08)	.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.22)	(.08)	(.13)	(.43)
Distributions from net realized gain	--	--	--	(.11)	(.06)
Tax return of capital distribution	--	--	--	(.20)	--
Total dividends and/or distributions to shareholders	(.24)	(.22)	(.08)	(.44)	(.49)
Net asset value, end of period	$8.13	$8.12	$7.39	$6.23	$10.75

Total Return, at Net Asset Value[3]	3.17%	12.91%	19.86%	(38.15)%	2.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$238,435	$216,715	$164,988	$138,965	$199,125
Average net assets (in thousands)	$228,718	$191,109	$146,527	$196,986	$154,289
Ratios to average net assets:[4]
Net investment income	3.05%[5]	2.94%[5]	1.50%	1.42%	4.93%
Total expenses[6]	0.48%[5]	0.49%[5]	0.50%	0.40%	0.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%[5]	0.49%[5]	0.50%	0.40%	0.35%
Portfolio turnover rate	12%	36%	21%	14%	10%
1. Per share amounts calculated based on the average shares outstanding during the period.
2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
6. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.10%
Year Ended January 31, 2011	1.10%
Year Ended January 31, 2010	1.10%
Year Ended January 31, 2009	0.95%
Year Ended January 31, 2008	0.91%

Class B Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.07	$7.35	$6.20	$10.67	$10.87
Income (loss) from investment operations:
Net investment income[1]	.18	.16	.05	.06	.44
Net realized and unrealized gain (loss)	(.01)	.71	1.11	(4.16)	(.22)
Total from investment operations	.17	.87	1.16	(4.10)	.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.15)	(.01)	(.06)	(.36)
Distributions from net realized gain	--	--	--	(.11)	(.06)
Tax return of capital distribution	--	--	--	(.20)	--
Total dividends and/or distributions to shareholders	(.17)	(.15)	(.01)	(.37)	(.42)
Net asset value, end of period	$8.07	$8.07	$7.35	$6.20	$10.67

Total Return, at Net Asset Value[2]	2.15%	11.90%	18.77%	(38.61)%	1.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,443	$31,470	$28,860	$25,821	$35,068
Average net assets (in thousands)	$30,889	$29,729	$26,346	$35,491	$27,664
Ratios to average net assets:[3]
Net investment income	2.16%[4]	2.07%[4]	0.72%	0.62%	4.01%
Total expenses[5]	1.34%[4]	1.37%[4]	1.45%	1.25%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%[4]	1.36%[4]	1.40%	1.25%	1.18%
Portfolio turnover rate	12%	36%	21%	14%	10%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.96%
Year Ended January 31, 2011	1.98%
Year Ended January 31, 2010	2.05%
Year Ended January 31, 2009	1.80%
Year Ended January 31, 2008	1.74%

Class C Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.04	$7.33	$6.18	$10.64	$10.85
Income (loss) from investment operations:
Net investment income[1]	.19	.17	.03	.06	.46
Net realized and unrealized gain (loss)	(.01)	.70	1.14	(4.15)	(.24)
Total from investment operations	.18	.87	1.17	(4.09)	.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.16)	(.02)	(.06)	(.37)
Distributions from net realized gain	--	--	--	(.11)	(.06)
Tax return of capital distribution	--	--	--	(.20)	--
Total dividends and/or distributions to shareholders	(.18)	(.16)	(.02)	(.37)	(.43)
Net asset value, end of period	$8.04	$8.04	$7.33	$6.18	$10.64

Total Return, at Net Asset Value[2]	2.34%	11.92%	18.98%	(38.62)%	1.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,266	$105,918	$86,890	$ 73,346	$98,955
Average net assets (in thousands)	$112,026	$ 97,991	$77,652	$100,987	$74,109
Ratios to average net assets:[3]
Net investment income	2.29%[4]	2.15%[4]	0.50%	0.65%	4.15%
Total expenses[5]	1.24%[4]	1.27%[4]	1.35%	1.21%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%[4]	1.27%[4]	1.35%	1.21%	1.15%
Portfolio turnover rate	12%	36%	21%	14%	10%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.86%
Year Ended January 31, 2011	1.88%
Year Ended January 31, 2010	1.95%
Year Ended January 31, 2009	1.76%
Year Ended January 31, 2008	1.71%

Class N Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.09	$7.36	$6.20	$10.70	$10.90
Income (loss) from investment operations:
Net investment income[1]	.22	.20	.03	.10	.53
Net realized and unrealized gain (loss)	-- [2]	.72	1.18	(4.19)	(.26)
Total from investment operations	.22	.92	1.21	(4.09)	.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.19)	(.05)	(.10)	(.41)
Distributions from net realized gain	--	--	--	(.11)	(.06)
Tax return of capital distribution	--	--	--	(.20)	--
Total dividends and/or distributions to shareholders	(.21)	(.19)	(.05)	(.41)	(.47)
Net asset value, end of period	$8.10	$8.09	$7.36	$6.20	$10.70

Total Return, at Net Asset Value[3]	2.80%	12.55%	19.55%	(38.40)%	2.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,055	$54,286	$54,890	$46,872	$58,762
Average net assets (in thousands)	$50,465	$54,933	$50,202	$59,625	$37,891
Ratios to average net assets:[4]
Net investment income	2.69%[5]	2.63%[5]	0.45%	1.09%	4.74%
Total expenses[6]	0.77%[5]	0.81%[5]	0.96%	0.76%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77% [5]	0.79% [5]	0.88%	0.76%	0.66%
Portfolio turnover rate	12%	36%	21%	14%	10%
1. Per share amounts calculated based on the average shares outstanding during the period.
2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
6. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.39%
Year Ended January 31, 2011	1.42%
Year Ended January 31, 2010	1.56%
Year Ended January 31, 2009	1.31%
Year Ended January 31, 2008	1.22%

Class Y Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.14	$7.41	$6.25	$10.79	$10.96
Income (loss) from investment operations:
Net investment income (loss)[1]	.28	.26	(.05)	.18	.64
Net realized and unrealized gain (loss)	-- [2]	.72	1.31	(4.25)	(.29)
Total from investment operations	.28	.98	1.26	(4.07)	.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.25)	(.10)	(.16)	(.46)
Distributions from net realized gain	--	--	--	(.11)	(.06)
Tax return of capital distribution	--	--	--	(.20)	--
Total dividends and/or distributions to shareholders	(.27)	(.25)	(.10)	(.47)	(.52)
Net asset value, end of period	$8.15	$8.14	$7.41	$6.25	$10.79

Total Return, at Net Asset Value[3]	3.47%	13.27%	20.17%	(37.92)%	3.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,015	$2,047	$963	$475	$604
Average net assets (in thousands)	$2,522	$1,398	$609	$732	$385
Ratios to average net assets:[4]
Net investment income (loss)	3.42%[5]	3.31%[5]	(0.74)%	1.95%	5.70%
Total expenses[6]	0.17%[5]	0.14%[5]	0.22%	0.09%	0.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.17% [5]	0.14%[5]	0.14%	0.09%	0.01%
Portfolio turnover rate	12%	36%	21%	14%	10%
1. Per share amounts calculated based on the average shares outstanding during the period.
2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
6. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	0.79%
Year Ended January 31, 2011	0.75%
Year Ended January 31, 2010	0.82%
Year Ended January 31, 2009	0.64%
Year Ended January 31, 2008	0.57%

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." Growth companies are companies whose earnings and stock are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long term. Currently, this Underlying Fund primarily focuses on established companies that are similar in size to companies in the S&P 500 Index or the Russell 1000 Growth Index. This Underlying Fund primarily invests in securities of U.S. issuers but may also invest in foreign securities. The portfolio manager looks for growth companies with stock prices that she believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of this Underlyin g Fund's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

  companies in business areas that have above-average growth potential, companies with growth rates that the portfolio manager believes are sustainable over time, stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer Champion Income Fund – This Underlying Fund seeks a high level of current income, by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities. The Underlying Fund's secondary objective is to seek capital growth when that is consistent with its primary objective. It invests in a variety of high-yield debt securities and related instruments. Those investments primarily include lower-grade corporate bonds. To a lesser extent, this Underlying Fund's investments include foreign corporate and government bonds, as well as swaps, including single name and index-linked credit default swaps.

Under normal market conditions, this Underlying Fund invests at least 60% of its total assets in high-yield, lower-grade, fixed-income securities, also referred to as "junk" bonds. The remainder of its assets may be invested in other debt securities, common stocks (and other equity securities), cash or cash equivalents, when the Manager believes these investments are consistent with its objectives. This Underlying Fund has no requirements as to the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

This Underlying Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's or may be unrated. Lower-grade debt securities are those rated below "BBB" by Standard & Poor's or below "Baa" by Moody's Investors Service, or that have comparable ratings from other nationally recognized rating organizations. Additionally, the Underlying Fund's investment adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of this Underlying Fund's unrated securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund may invest in securities of U.S. or foreign issuers. When it does so, this Underlying Fund will tend to focus on securities of foreign issuers in developing markets. It also uses certain types of derivative investments to try to enhance income or to try to manage ("hedge") investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

In selecting securities, the portfolio manager seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in high-yield debt instruments. The portfolio manager currently uses a "bottom up" approach, focusing on the performance of individual securities while considering industry trends. He evaluates an issuer's liquidity, financial strength and earnings power. He also analyzes the overall investment opportunities and risks in different market sectors, industries and countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Issuers with earnings growth rates that are faster than the growth rate of the overall economy,
  Issuers with improvements in relative cash flows and liquidity to help them meet their obligations,
  Corporate sectors that in the portfolio manager's view are undervalued in the marketplace,
  Changes in the business cycle that might affect corporate profits, and
  Securities or sectors that will help the overall diversification of the portfolio.

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Commodity Strategy Total Return Fund – This Underlying Fund seeks total return, mainly by investing in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments.

     Commodity-Linked Derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. Commodity-linked derivatives may include commodity-linked notes, swaps, futures and options. The value of some commodity-linked derivatives may be based on a multiple of those price movements.

     Physical commodities are assets that have tangible properties. This Underlying Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments that this Underlying Fund invests in may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the S&P GSCI® ("S&P GSCI," formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. This Underlying Fund does not intend to invest more than 10% of its total assets, determined at the time of investment, in commodity-linked notes that mature in more than 19 months.
     Fixed-Income Securities. The fixed-income securities this Underlying Fund may invest in may be of any maturity and may include U.S. Government securities, repurchase agreements, money market securities and affiliated money market funds. This Underlying Fund may buy debt securities for liquidity purposes, for collateral management or to seek income.
Other Derivative Investments. This Underlying Fund may also invest in other derivative instruments such as forwards, options, futures and swaps relating to debt securities, interest rates or currencies. It may do so to seek to increase its investment returns or to hedge against declines in the value of this Underlying Fund's other investments.
     This Underlying Fund can purchase investment-grade and below investment-grade securities (also referred to as "junk bonds"). It can invest up to 10% of its assets in lower-grade securities. This Underlying Fund may invest in U.S. or foreign securities, including derivative instruments that trade on U.S. or foreign exchanges or in the "over-the- counter" ("OTC") market.
    This Underlying Fund can also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidia ry"). The Subsidiary primarily invests in commodity-linked derivatives (including commodity futures, options and swap contracts) and fixed-income securities and other investments that serve as collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as this Underlying Fund.

     In selecting investments for this Underlying Fund's portfolio, the portfolio managers generally allocate this Underlying Fund's commodity-linked investments among a variety of different commodity sectors, based on the weightings of the components of the Underlying Fund's benchmark index, the S&P GSCI. This Underlying Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the S&P GSCI. The portfolio managers currently focus on the following inter-related components, which may vary in particular cases and may change over time:
     Commodities Selection. The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality between two commodities or contracts with the intent of exploiting temporary market ineff iciencies. This Underlying Fund's proprietary models also incorporate fundamental and technical factors intended to identify extreme market pricing imbalances for individual commodities or sectors and catalysts that may potentially eliminate the particular imbalances.
      Form of Investment. The portfolio managers also consider which instrument or form of investment is best suited to provide the desired commodities exposure. If the portfolio managers determine that a commodity-linked note is appropriate, this Underlying Fund would generally invest directly in the commodity-linked note. If the portfolio managers decide that a commodity futures contract, swap or option on a futures contract is appropriate, this Underlying Fund might enter into the futures or swap contract or purchase the option directly or it might invest in that instrument indirectly through its Subsidiary.
       Collateral Management. The portfolio managers use a team approach to construct a portfolio of fixed-income securities that includes U.S. government securities, repurchase agreements, money market securities and affiliated money market funds to provide collateral, liquidity and income.
      Performance and Portfolio Risk Monitoring. The portfolio managers monitor the performance and risks of this Underlying Fund's investments on an ongoing basis.

This Underlying Fund's investment in the Subsidiary will vary based on the portfolio managers' use of different types of commodity-linked derivatives. If this Underlying Fund increases its use of commodity linked notes, that would typically result in a lower level of investment in the Subsidiary. If this Underlying Fund increases its use of commodity futures, swaps or options on futures, that would typically result in a higher level of investment in the Subsidiary.
      Industry Concentration. This Underlying Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, it will not concentrate more than 25% of its total assets in issuers in any one industry. At times this Underlying Fund may emphasize investments in some industries more than others. The individual components of an index will be considered as separate industries for this purpose.

Oppenheimer Core Bond Fund – This Underlying Fund seeks total return by investing mainly in debt instruments. Under normal market conditions, it invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade debt securities (generally referred to as "bonds"). A debt security represents money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:

  Domestic and foreign corporate debt obligations;

  Domestic and foreign government debt obligations, including U.S. government securities;

  Mortgage-related securities;
  Asset-backed securities; and
  Other debt obligations.

The portfolio managers' overall strategy is to build a diversified portfolio of corporate and government bonds. In selecting investments, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors.

This Underlying Fund's investments in U.S. government securities may include securities issued or guaranteed by the U.S. government or its agencies or federally-chartered entities referred to as "instrumentalities." There is no required allocation of this Underlying Fund's assets among the above classes of securities, but it currently focuses on U.S. government securities and investment-grade corporate debt securities. When market conditions change, the portfolio managers might change this relative asset allocation focus.

This Underlying Fund can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Underlying Fund may also invest in unrated securities, in which case the Underlying Fund's investment adviser, OppenheimerFunds, Inc. may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security's price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decrease 3%. To try to decrease volatility, this Underlying Fund seeks to maintain a weighted average effective portfolio duration of three to six years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market e vents or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.

This Underlying Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets. It may not invest more than 20% of its net assets in foreign debt securities.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks. Futures, swaps and "structured" notes are examples of the types of derivatives it can use.

In selecting investments for this Underlying Fund, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the coporate and government sectors. This Underlying Fund mainly seeks income earnings on this Underlying Fund's investments plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.

This Underlying Fund may sell securities that the portfolio managers believe no longer meet the above criteria.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It mainly invests in common stocks of issuers in emerging and developing markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities.

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.
  This Underlying Fund primarily seeks companies with high growth potential.

In general, developing markets are countries outside the United States, most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that the portfolio manager believes are growing and gaining more stability.

In selecting investments for this Underlying Fund, the portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development, and competitive position in its industry. The portfolio manager also looks for newer or established businesses that are entering into a growth cycle, accelerating earnings growth and cash flow, and reasonable stock prices. He considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio manager does not focus on geographic criteria and may invest in growth companies of different capitalization ranges in any developing market country. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization (or "small-cap") companies, which are defined as companies with a market capitalization of less than $3 billion when this Underlying Fund buys them. A company's "market capitalization" is the value of its outstanding common stock relative to that of other companies. Companies are generally classified as small-cap, mid-cap or large-cap. This Underlying Fund's target capitalization range may change over time. These stocks may be traded on stock exchanges or over-the-counter.

The portfolio manager looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

The portfolio manager currently seeks companies with proven management records that are able to handle rapid growth, companies with innovative products or services, and companies that have above average growth profiles and have what the portfolio manager believes are sustainable growth rates. These criteria can vary.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stock of U.S. and foreign companies. This Underlying Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund will normally invest in at least three countries (one of which may be the United States). Typically, this Underlying Fund invests in a number of different countries but is not required to allocate its investments in any set percentages in any particular countries.

The portfolio manager primarily looks for U.S. and foreign companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

The portfolio manager currently focuses on growth-oriented companies, companies that may benefit from global growth trends at attractive valuations, companies with strong competitive positions and high demand for their products or services, and cyclical opportunities in the business cycle and sectors or industries that may benefit from these opportunities. These criteria may vary.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal, while providing current income. This Underlying Fund invests mainly in equity securities of issuers in the U.S. and foreign countries. The portfolio manager expects some of those securities to pay dividends, which would produce income for the Underlying Fund. This Underlying Fund currently emphasizes investments in equities, but it may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" securities, commonly known as "junk bonds." This Underlying Fund is not required to allocate any set percentage of its assets to any particular country or allocate any set percentage to seek capital appreciation or income.

Typically, this Underlying Fund invests in a number of different countries and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes its investments in developed markets. As a fundamental policy, it normally will invest in at least four countries, including the United States.

This Underlying Fund does not limit its investments to companies in a particular capitalization range, but currently invests a substantial portion of its assets in small- and mid-sized companies (currently those having a market capitalization of less than $11 billion).

The portfolio manager looks for U.S. and foreign companies with high growth potential that he believes have reasonably priced stocks in relation to overall stock market valuations. The portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example, businesses with high start-up costs or patent protection. This Underlying Fund may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. At times, this Underlying Fund might seek to take advantage of changes in the business cycle by investing in companies or industries that are sensitive to those changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in these factors which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Gold & Special Minerals Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals and may invest all of its assets in those securities. As a non-fundamental policy, under normal market conditions, at least 80% of this Underlying Fund's net assets, plus any borrowings for investment purposes, will be invested in those companies. As a fundamental policy, the Underlying Fund invests at least 25% of its investments in mining securities and metal investments.

This Underlying Fund may invest in U.S. or foreign companies, including companies in developing or emerging markets. It has no limit on its foreign investments. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

This Underlying Fund relies primarily on evaluations of a company's fundamentals. It also uses a proprietary model that is designed to assess a company's financial statements and management structure, as well as the company's operations and new developments. To arrive at buy and sell decisions, this Underlying Fund considers the growth potential and the valuations of the stocks of particular companies, and ranks the companies that have been reviewed by the model.

The Underlying Fund has established a Cayman Islands company that is wholly-owned and controlled by the Underlying Fund (the "Subsidiary"). The Underlying Fund expects to invest up to 25% of its total assets in the Subsidiary. The Subsidiary will invest primarily in commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund.

This Underlying Fund's investment in the Subsidiary may vary based on the portfolio manager's use of different types of commodity-linked derivatives, fixed-income securities and other investments. Since the Underlying Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Underlying Fund may be considered to be investing indirectly in those investments through its Subsidiary.

Oppenheimer Institutional Money Market Fund – This Underlying Fund's objective is to seek current income and stability of principal. It is a money market fund that invests in a variety of money market instruments to seek current income and to try to maintain a stable share price of $1.00. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

This Underlying Fund is regulated under Section 2a-7 under the Investment Company Act. That section includes requirements for maintaining high credit quality in this Underlying Fund's portfolio, a short average portfolio maturity to seek to reduce the effects of changes in prevailing interest rates and diversification of the investments among issuers to seek to reduce the effects of a default by any one issuer on the portfolio.

To be considered "high-quality," money market investments generally must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized statistical rating services. If unrated, a security must be determined by this Underlying Fund's investment manager, to be of comparable quality to those rated securities. Income on short-term securities tends to be lower than income on longer-term debt securities, so the Fund's yield will likely be lower than the yield on longer-term fixed-income funds.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return.  As a secondary objective, this Underlying Fund seeks income when consistent with total return. This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. This Underlying Fund can invest in various types of debt securities, generally referred to as "bonds," including government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related securities or asset-backed securities and other debt obligations.

Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities. It typically invests in at least three countries other than the United States. This Underlying Fund invests in debt securities of issuers in both developed and emerging markets throughout the world.

This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might emphasize securities of issuers in a particular capitalization range. It can invest in debt securities having short, intermediate or long maturities.

This Underlying Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment-grade (commonly called "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. This Underlying Fund may also invest in unrated securities, in which case the Underlying Fund's Investment Manager, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks, including, for example, options, forward contracts, futures contracts, swaps, and "structured" notes. This Underlying Fund actively manages foreign currency exposure, both to reduce risk and to seek to enhance return. To do so, it may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.

In selecting securities, the portfolio managers evaluate the overall investment opportunities and risks in individual national economies. The portfolio managers analyze the business cycle, political and macro-economic factors that affect exchange rates and interest rates in both emerging and developing market countries. The portfolio managers currently focus on investment opportunities for higher yields than are available in U.S. markets and opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar. These factors may vary in particular cases and may change over time.

Oppenheimer International Growth Fund  - This Underlying Fund is a mutual fund that seeks long-term capital appreciation. It mainly invests in the common stock of growth companies that are domiciled or have their primary operations outside of the United States. It may invest 100% of its assets in securities of foreign companies. It may invest in emerging markets as well as in developed markets throughout the world. From time to time it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Under normal market conditions this Underlying Fund will:

  invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and emphasize investments in common stocks of issuers that the portfolio manager considers to be "growth" companies.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. This Underlying Fund can also buy securities convertible into common stock and other securities having equity features. It can use hedging and certain derivative instruments to seek capital appreciation or to try to manage investment risks.

In selecting investments, the portfolio managers evaluate investment opportunities on a company-by-company basis. The portfolio managers look primarily for foreign companies with high growth potential using a "bottom up" investment approach, that is, by looking at the investment performance of individual stocks before considering the impact of general or industry-wide economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position.

The portfolio managers currently focus on the following factors, which may vary in particular cases and may change over time:

  companies that enjoy a strong competitive position and high demand for their products or services;
  companies with accelerating earnings growth and cash flow; and

  diversity among companies, industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio managers do not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer International Small Company Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that are domiciled, or have their primary operations, outside the United States and have market capitalizations of $5 billion or less (described as "small-cap companies").

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies.
  This Underlying Fund will invest at least 65% of its total assets in foreign securities.

This Underlying Fund's capitalization parameter can change as the relative market capitalizations of small-cap issuers change over time. This Underlying Fund measures capitalization at the time the Underlying Fund buys a security and is not required to sell the security if the issuer's capitalization changes.

This Underlying Fund's portfolio managers evaluate investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development and industry competitive position. The portfolio managers also look for companies with the ability to take advantage of business opportunities, and companies that are anticipated to have a positive cash flow in the future, although current cash flow may be negative. These factors may vary in particular cases and may change over time.

The portfolio managers consider the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer International Value Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that the portfolio manager believes are undervalued and that are either domiciled or have their primary operations outside the United States. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred stocks of issuers in at least five different countries outside the United States and may invest 100% of its assets in foreign companies. It can invest in any country, including countries with developed or emerging markets. From time to time, it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. It may invest up to 10% of its total assets in the securities of U.S. issuers.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. It may invest up to 10% of its net assets in fixed-income or convertible securities.

In selecting investments for this Underlying Fund's portfolio, the portfolio manager looks primarily for foreign companies believed to be undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities if and when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, business strategy, product development and industry position. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The portfolio manager may also consider selling a security if its share price is approaching its targeted price or if alternative investment ideas have been developed.

Oppenheimer Limited-Term Government Fund -  This Underlying Fund seeks high current return and safety of principal. It invests primarily in debt securities issued by the U.S. government or its agencies and instrumentalities.

Under normal market conditions, as a non-fundamental policy, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements on those securities and hedging instruments approved by its Board of Trustees.

This Underlying Fund may invest up to 20% of its net assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, investment-grade corporate debt obligations having a rating at the time of acquisition by this Underlying Fund of at least "BBB" by Standard & Poor's Rating Service or "Baa" by Moody's Investors Service or a comparable rating by another nationally recognized securities rating organization or unrated corporate debt obligations deemed by the Manager to have a comparable rating, and certain other high quality debt obligations.

U.S. government securities include debt securities issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by U.S. government agencies or federally-chartered entities that are referred to as "instrumentalities" of the U.S. government.

Not all of the U.S. government securities this Underlying Fund buys are issued or guaranteed by the U.S. government as to payment of interest and repayment of principal. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. The securities this Underlying Fund buys may pay interest at fixed, floating, or variable rates, or may be "stripped" securities whose interest coupons have been separated from the security and sold separately.

This Underlying Fund seeks to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. However, it can invest in securities that have short-, medium- or long-term maturities and may use derivative investments to try to reduce interest rate risks. The duration of the portfolio might not meet that target at all times due to interest rate changes and other market events.

This Underlying Fund may also use derivatives to seek to increase its investment return or for hedging purposes. Options, futures, mortgage-related derivatives, total return swaps and credit default swaps are examples of derivatives this Underlying Fund can use.

This Underlying Fund invests significant amounts of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations ("CMOs") and mortgage participation certificates. They include mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government, such as the Government National Mortgage Association. This Underlying Fund also may enter into forward roll transactions.

This Underlying Fund can invest in "inverse floaters," which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income.

The portfolio managers compare the yields, relative values and risks of different types of U.S. government securities and government agency securities to provide portfolio diversity to help preserve principal. The portfolio managers currently focus on sectors of the U.S. government debt market that they believe offer good relative values, securities that have relatively high income potential, and securities that help reduce exposure to changes in interest rates to seek to preserve principal and meet its duration target. These factors may vary in particular cases and may change over time. This Underlying Fund may sell securities that the portfolio managers believe are no longer favorable with regard to these factors.

This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. government.

Oppenheimer Main Street Fund® - This Underlying Fund seeks high total return. It mainly invests in common stocks of U.S. companies of different capitalization ranges. This Underlying Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000. The portfolio managers use fundamental research and quantitative models to select securities for this Underlying Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  A fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.

  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. This Underlying Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Oppenheimer Main Street Select Fund® - This Underlying Fund seeks long-term capital appreciation. It invests primarily in common stock of a select group of U.S. companies. This Underlying Fund's porfolio will generally be invested in 35 or fewer issuers. It mainly focuses on "larger capitalization" issuers, which it considers to be companies within the market capitalization range of the Russell 1000 Index. However, it may invest in companies of any market capitalization and may invest in foreign issuers, including issuers in developing market countries.

     The portfolio managers use both quantitative models and fundamental research to select securities for this Underlying Fund. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;
  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, profitability, price momentum, and company fundamentals; and
  Consideration of market and industry trends and general economic conditions.

This Underlying Fund aims to maintain a diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio also includes both growth and value stocks.  The portfolio managers may sell a security if the stock price is approaching its price target; if there has been a deterioration in the company's competitive position or poor execution by the company's management; or if more attractive alternative investment ideas have been identified.

Oppenheimer Main Street Small- & Mid-Cap Fund® - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a market capitalization in the range of the Russell 2500 Index , a measure of small- to mid-cap issuers. The capitalization range of that index is subject to change due to market activity or changes in the composition of the index. The range of the Russell 2500 Index generally widens over time and it is reconstituted annually to preserve its small- and mid-cap character. This Underlying Fund measures a company's capitalization at the tim e the Underlying Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Underlying Fund's capitalization definition. The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

  aims to maintain broad diversification across all major economic sectors;
  uses quantitative models, including sector-specific factors, to rank securities within each economic sector;
  uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
  considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Underlying Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Underlying Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Underlying Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

Oppenheimer Master Inflation Protected Securities Fund, LLC -  This Underlying Fund seeks total return. Under normal conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed debt securities of varying maturities issued by the U.S. government, foreign governments, their agencies and instrumentalities, and U.S. and foreign corporations. Although this is not a fundamental policy, the amount so invested will not be changed by this Underlying Fund's Board of Directors without providing shareholders at least 60 days prior notice of the change.

Inflation-indexed debt securities are fixed-income securities (also referred to as "bonds") that are structured to seek to provide protection against inflation, a sustained increase in the price of goods and services that erodes the purchasing power of money. The value of a bond's principal or the interest rate paid is adjusted to track changes in a stated inflation measure. The value of the bond's principal or the interest rate paid on the bond is adjusted to track changes in a stated inflation measure. With respect to inflation-indexed bonds whose principal is adjusted with inflation, if the index measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to smaller principal amounts) will be reduced. If the index measuring inflation rises, both the principal value and the interes t payable (calculated with respect to a larger principal amount) will increase. With respect to inflation-indexed bonds whose interest rate is adjusted with inflation, instead of adjusting the bond's principal amount, the inflation adjustment is reflected in the coupon payment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities.

This Underlying Fund may invest a significant amount of its assets in Treasury Inflation-Protected Securities ("TIPS"). TIPS are backed by the full faith and credit of the U.S. government for payment of interest and repayment of principal and have little credit risk. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity is the greater of the adjusted principal amount and the original principal amount. While TIPS have little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

This Underlying Fund may invest in inflation-indexed securities having short, intermediate or long maturities. It can invest in rated or unrated inflation-indexed securities. It does not limit its investments to a particular credit quality or rating category and can invest in inflation-indexed debt securities below investment grade (commonly called "junk bonds"). However, this Underlying Fund's investments in securities below investment grade, including its investments in inflation-indexed debt securities, will not exceed 20% of its net assets. This Underlying Fund may invest in inflation-indexed securities of issuers in both developed and emerging markets, and can invest up to 100% of its total assets in foreign securities. This Underlying Fund may buy inflation-indexed debt securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

When selecting inflation-indexed debt securities for investment, the Manager, seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in inflation-indexed debt securities. This Underlying Fund's portfolio manager typically employs a "top down" model to analyze and predict the direction of global inflation rates and economic conditions. In selecting securities, this Underlying Fund's portfolio manager researches the universe of inflation-indexed government and corporate securities and weighs yields and relative values against risks. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Inflation rates and implied inflation rates (the difference in yield between conventional government bonds and related inflation-indexed bonds of comparable maturity) in the United States and other countries,
  Interest rates,

  Economic and monetary policy of the U.S. government and foreign governments, and

  Economic conditions in the United States and other countries.

In addition to investments in inflation-indexed securities, this Underlying Fund may use certain other investments and investment strategies, including investments and investment strategies that are not indexed to inflation, described further below and in the Statement of Additional Information. The Manager might not always use all of these different types of investments and strategies. The allocation of this Underlying Fund's portfolio among the different types of permitted investments will vary over time based upon the Manger's evaluation of economic and market trends.

Oppenheimer Master International Value Fund, LLC - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stocks of companies that are domiciled outside of the United States, or have their primary operations outside the United States, that the investment manager believes are undervalued. It can invest in issuers in any market capitalization range and at times may invest a substantial portion of its assets in a particular capitalization range such as small- or mid-sized companies. This Underlying Fund can invest in emerging as well as developed markets throughout the world, and can invest 100% of its assets in foreign securities. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stock of issuers in at least five different countries outside the United States. Those in vestments include securities of companies organized under the laws of a foreign country or companies that have more than 50% of their operations or assets abroad, or derive more than 50% of their revenue or profits from businesses, investments or sales outside the United States.

This Underlying Fund can invest in securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets but considers securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of its investment allocations.

In selecting securities, the portfolio manager evaluates investment opportunities on a company-by-company basis. He uses a value criteria and a "bottom up" investment approach - that is, analyzing individual stocks before considering the impact of general or industry economic trends. The portfolio manager estimates a company's fair value and compares the estimated value to the company's stock price. This includes fundamental analysis of a company's financial statements, profitability, management structure, operations, business strategy, product development, and competitive positioning, as well as its industry and sector. The portfolio manager monitors individual issuers for changes in the factors above that may lead to a decision to sell a security. The portfolio manager may also sell a security if its share price meets the portfolio manager's targeted price, or if the portfolio manager determines that a new or better investment idea has emerged, but is not required to do so. In addition to investments in stocks, this Underlying Fund may use derivatives and certain other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Master Loan Fund, LLC - This Underlying Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. Under normal circumstances, it will invest at least 80% of its net assets in loans made to U.S. and foreign corporations, partnerships or other business entities. It may invest directly in loans (as an original lender or by assignment from a lender) or indirectly in loans through loan participation agreements or certain derivative instruments.

This Underlying Fund may invest in loans with fixed interest rates or in "floating" or "adjustable" rate loans that pay interest at rates that float above or are adjusted periodically based on a benchmark that reflects current interest rates, such as the "prime rate" offered by one or more major U.S. banks or the London Inter-Bank Offered Rate (referred to as "LIBOR"). It can invest in collateralized or uncollateralized loans and has no limits on the maturity of loans or the market capitalization range of borrowers.

This Underlying Fund can invest without limit in loans that are below investment grade (sometimes referred to as "junk bonds"). Those are loans rated below BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc., or that have comparable ratings by another rating organization. This Underlying Fund may also invest in unrated loans, including those considered to be below investment grade. It can invest in loans made in connection with highly leveraged transactions, loans where the borrower is experiencing financial difficulty or is insolvent and in loans that are in default at the time this Underlying Fund buys them. When selecting loans for investment, the investment manager performs its own analysis based on information obtained from agents that originate or administer loans, other lenders, and ratings organizations, among other sources that may consider various factors such a s the borrower's past and projected financial performance; tangible assets and cash flows; management quality and depth; collateral quality, if any; and the state of its industry. The portfolio manager may also consider the credit quality of the agent bank's or other intermediaries' debt obligations and the market for loans generally. The portfolio manager will continue to monitor the credit quality of loans and the status of the applicable borrowers for the duration of this Underlying Fund's investment. In addition to investments in loans, this Underlying Fund may invest in other debt obligations, derivatives and may use other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Real Estate Fund - This Underlying Fund seeks total return through investment in real estate securities. Under normal market conditions, it invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies. This Underlying Fund primarily invests in real estate investment trusts ("REITs") but may also invest in real estate operating companies ("REOCs") and other real estate related securities. The assets of the REITs that this Underlying Fund invests in are primarily land and buildings, although it may invest in REITs that hold mortgages or a combination of investments types.

Oppenheimer Rising Dividends Fund - This Underlying Fund seeks total return. It invests mainly in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the future and emphasizes investments in companies that are expected to grow their dividends over time. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets in securities of companies that the portfolio managers expect to experience dividend growth, including companies that currently pay dividends and are expected to increase them and companies that do not currently pay dividends but are expected to begin paying them in the near future.

This Underlying Fund can invest in issuers in all capitalization ranges. Currently, its stock investments are focused on large-cap issuers, but that emphasis can change over time. While this Underlying Fund mainly invests in common stocks of U.S. companies, it may also invest in other securities, including foreign stocks, fixed-income instruments, convertible securities, preferred stocks, and derivatives such as covered call options.

In selecting investments for this Underlying Fund, the Underlying Fund uses a "top down" approach that focuses on broad economic trends affecting entire markets and industries, as well as a "bottom up" approach that focuses on the fundamental prospects of individual companies and issuers.

Oppenheimer Small- & Mid- Cap Value Fund - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that have a market capitalization up to $13 billion. That range includes both small- and mid-cap stocks. This Underlying Fund has no fixed ratio for the percentage of small-cap and mid-cap stocks required to be held in its portfolio. Under normal market conditions this Underlying Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap and mid-cap issuers.

This Underlying Fund primarily invests in U.S. companies but may also purchase securities of issuers in any country, including developed and emerging market countries. While it has no limits on the percentage of its assets it can invest in foreign securities, normally it does not expect to invest substantial amounts of its assets in foreign securities and generally limits investments in emerging markets to not more than 5% of its total assets. This Underlying Fund emphasizes securities that the portfolio manager believes are undervalued.

In selecting investments for this Underlying Fund, the portfolio manager looks for stocks of small- and mid-cap companies that he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. Those companies may have a low ratio of their stock price to earnings, for example. The portfolio manager also analyzes factors such as a company's book value, sales, earnings, growth potential and cash flows. After considering these criteria, the portfolio manager may look at broader industry and economic trends that could affect the growth potential of particular small- and mid-cap stocks. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

  Favorable supply/demand conditions for key products
  Development of new products or businesses
  Quality of management
  Competitive position in the marketplace
  Effective allocation of capital

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer U.S. Government Trust - This Underlying Fund seeks high current income consistent with the preservation of capital. It mainly invests in debt securities issued or guaranteed by the U.S. Treasury or by other agencies or entities of the U.S. government, referred to as "instrumentalities."

Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. government securities. It typically invests a substantial portion of its assets in mortgage-related U.S. government securities, including collateralized mortgage obligations (called CMOs), mortgage participation certificates and forward rolls. It may also invest up to 20% of its net assets in securities issued by private entities, including mortgage-related securities that do not have any government guarantees.

     The portfolio managers weigh yields and relative values against risks and they currently focus on securities that they feel have high relative income potential. This Underlying Fund may invest in debt securities that pay interest at fixed, floating or variable rates and can buy securities of any maturity. When the average maturity of its portfolio is longer, its share prices may fluctuate more when interest rates change. This Underlying Fund limits its investments in private issuer securities to investment-grade securities but it is not required to dispose of a debt security if its rating falls after it is purchased.

     This Underlying Fund may use derivative instruments, including futures, CMOs, and total return swaps to try to enhance income and manage investment risks. The prices of derivative securities may be more volatile than the prices of other types of securities. This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. government.

Oppenheimer Value Fund - This Underlying Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. It mainly invests in common stocks of companies that the portfolio manager believes are undervalued. It may also invest in other equity securities, such as preferred stock, rights, warrants and securities convertible into common stock. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While it does not limit its investments to issuers in a particular capitalization range, the portfolio manager currently focuses on securities of larger-size companies.

This Underlying Fund may invest up to 25% of its total assets in foreign securities of companies or governments in any country, including in developed and emerging market countries. It may invest up to 10% of its net assets in debt securities.

In selecting investments, the portfolio manager looks for companies he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. The portfolio manager uses fundamental analysis to select securities based on factors such as a company's long-term earnings and growth potential. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

  Attractive valuation,
  Future supply/demand conditions for its key products,
  Product cycles,
  Quality of management,
  Competitive position in the market place,
  Reinvestment plans for cash generated,
  Better-than-expected earnings reports.

The portfolio manager also monitors individual issuers for changes in their business fundamentals or prospects that may trigger a decision to sell a security, but does not require a decision to do so. The portfolio manager may consider selling a stock for one or more of the following reasons:

  the stock price is approaching its price target,

  the company's fundamentals are deteriorating, or

  alternative investment ideas have been developed.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated January 31, 2012, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-21686 SP0540.001.0512

Oppenheimer Portfolio Series
Moderate Investor Fund

Prospectus dated May 30, 2012

NYSE Ticker Symbols
Class A	OAMIX
Class B	OBMIX
Class C	OCMIX
Class N	ONMIX
Class Y	OYMIX

Oppenheimer Portfolio Series Moderate Investor Fund is a mutual fund that seeks long-term growth of capital and current income. The Fund is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Portfolio Series Moderate Investor Fund

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks long-term growth of capital and current income. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 15 of the Fund's prospectus and in the sections "How to Buy Shares" beginning on page 90 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.19%	0.31%	0.21%	0.21%	0.24%
Acquired Fund Fees and Expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.11%	1.98%	1.88%	1.38%	0.91%
Fee Waiver and/or Expense Reimbursement*	(0.07%)	(0.07%)	(0.07%)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.04%	1.91%	1.81%	1.31%	0.84%

*The Manager has voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement is applied after (and in addition to) any other applicable waivers and/or reimbursements that may apply, and may not be amended or withdrawn until one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$675	$903	$1,148	$1,850	$675	$903	$1,148	$1,850
Class B	$696	$921	$1,271	$1,884	$196	$621	$1,071	$1,884
Class C	$286	$589	$1,019	$2,216	$186	$589	$1,019	$2,216
Class N	$234	$433	$754	$1,662	$134	$433	$754	$1,662
Class Y	$86	$284	$499	$1,118	$86	$284	$499	$1,118

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies. The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. Those funds are referred to as the "Underlying Funds." Under normal market conditions, the Fund invests in shares of some or all of the following Underlying Funds that were chosen based on the Manager's determination that they could provide long-term growth of capital and current income: Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Institutional Money Market Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fu nd, Oppenheimer International Value Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund,® Oppenheimer Main Street Select Fund,® Oppenheimer Main Street Small- & Mid-Cap Fund,® Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master International Value Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Oppenheimer Small- & Mid-Cap Value Fund, Oppenheimer U.S. Government Trust and Oppenheimer Value Fund.
     The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation target ranges of 30-40% in U.S. equity funds, 10-15% in foreign equity funds, 35-45% in fixed-income funds and up to 12% i n alternative funds that provide asset diversification. The Fund's asset allocation targets may vary in particular cases and may change over time. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock.  Fixed-income securities (also referred to as "debt securities") represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment-grade (commonly referred to as "junk bonds") and certain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets. The Underlying Funds that are used for asset diversification may include investments related to commodities, gold and oth er special metals, real estate or that are inflation protected.
     The Manager monitors the Underlying Fund selections and periodically rebalances the Fund's investments to bring them back within their target asset allocation ranges. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocation ranges at any time, without prior approval from or notice to shareholders.
     For temporary periods, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments. This will generally occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of other investments.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Underlying Funds invest, because of Underlying Fund investment selection or the Fund's asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the main risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Main Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The investment objective and principal investment strategies of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page 33 of the Fund's prospectus. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of th at Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1.800.225.5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share va lue may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Investing in Fixed-Income Securities. Fixed-income securities held by the Underlying Funds may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund's income or share value might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amo unt or from the amount the Underlying Fund paid for them. These fluctuations will usually be greater for longer-term debt securities than for shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, the issuers may repay principal more slowly than expected. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Fixed-Income Market Risks . Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

     Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries. Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company 's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments in asset classes that are expected to perform differently from primary equity and fixed-income investments. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager monitors the investment process to seek to identify, address and resolve any potential issues.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking the growth potential of stocks, but who also want the income potential of bonds. Because of its focus on long-term growth, the Fund may be appropriate for investors with longer term investment goals. Those investors should be willing to assume the risks of short-term share price fluctuations of investments in stocks. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, 5 years and the life of the Fund compare with those of two broad measures of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
www.oppenheimerfunds.com/fund/PortfolioSeriesModerateInvestorFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 14.33% (2nd Qtr 09) and the lowest return was -27.68% (4th Qtr 08). For the period from from January 1, 2012 to March 31, 2012 the cumulative return before sales charges and taxes was 7.29%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 04/05/05)
Return Before Taxes	(7.08%)	(3.72%)	(0.42%)
Return After Taxes on Distributions	(7.59%)	(4.53%)	(1.23%)
Return After Taxes on Distributions and Sale of Fund Shares	(4.33%)	(3.47%)	(0.72%)
Class B Shares (inception 04/05/05)	(7.05%)	(3.75%)	(0.30%)
Class C Shares (inception 04/05/05)	(3.05%)	(3.33%)	(0.32%)
Class N Shares (inception 04/05/05)	(2.57%)	(2.83%)	0.20%
Class Y Shares (inception 04/05/05)	(1.14%)	(2.24%)	0.82%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.89%*
(reflects no deduction for fees, expenses or taxes)
S&P 500 Index	2.11%	(0.25%)	3.07%*
(reflects no deduction for fees, expenses or taxes)

*From 3-31-05

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Alan C. Gilston has been a portfolio manager of the Fund since February 2009 and Vice President of the Fund since December 2009 and Krishna Memani has been Vice President and a portfolio manager of the Fund since June 2010.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among Underlying Funds with different types of investments will vary over time and the Underlying Fund's portfolios might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's and the Underlying Funds' investment policies and risks.

The Fund's Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund and certain Underlying Funds consider to be the most important in seeking to achieve their investment objectives and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Investments in the Underlying Funds. Under normal circumstances, the Fund invests in a diversified portfolio made up of varying allocations of investments in the Underlying Funds. The mix of Underlying Funds was chosen to seek diversification and to implement the Fund's allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change from time to time without approval by the Fund's shareholders.

An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Manager. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by the Fund.

Equity Securities. Some Underlying Funds invest primarily in common stock or other types of equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The issuers may be small, medium or large capitalization companies, as defined in the particular Underlying Fund's prospectus. Not all Underlying Funds define small- and mid-cap issuers in the same way. Some of the Underlying Funds may emphasize investments in "growth" securities or "value" securities.

  Common Stock. Common stock represents an ownership interest in the issuer and fluctuates in price in response to conditions affecting the issuer or changes in equity markets in general. An Underlying Fund may invest in common stock to seek capital appreciation, dividend income or both. Common stock is generally subordinate to the other securities of an issuer.
  Preferred Stock. Preferred stocks are a form of equity security that typically have a fixed dividend that may cause their prices to behave more like those of debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stocks to decline. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.
  Convertible Securities. Some of the Underlying Funds may also buy interest bearing securities that are convertible into common stock. While many convertible securities are debt securities, the Underlying Funds consider some of them to be "equity equivalents" because of their features allowing them to be converted into common stock. Convertible securities may be subject to the risks of the common stock of the issuer as well as to credit risk and interest rate risk. Some of the Underlying Funds may buy convertible securities rated below investment-grade by nationally recognized statistical rating organizations. The credit rating of an "equity equivalent" convertible security generally has less impact on the Underlying Fund's investment decisions than in the case of other debt securities.

Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

Fixed-Income Investments. Some of the Underlying Funds invest primarily in debt securities to seek income. Other Underlying Funds may invest in debt securities for defensive purposes or for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions. Some of the fixed-income investments the Underlying Funds might invest in include:

  money market instruments;
  securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: Treasury securities, mortgage-related government securities (interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities) and forward roll transactions (also referred to as "mortgage dollar rolls");
  municipal securities issued by states and their political subdivisions (such as cities, towns, counties, agencies and authorities), including municipal bonds, municipal notes and interests in municipal leases;
  mortgage-related securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities;
  corporate debt obligations, such as bonds, debentures, notes and preferred stock issued by U.S. and foreign corporations, partnerships or ther business entities;
  other foreign debt securities, including securities issued by foreign governments and "supra-national" entities, such as the World Bank;
  zero-coupon and stripped securities;
  commercial paper (short-term corporate debt);
  asset-backed securities (interests in pools of consumer loans and other trade receivables);
  floating rate and variable rate securities;
  "structured" notes;
  participation interests in loans; and
  repurchase agreements.

Fixed-income investments may be subject to the following risks:

  Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. An Underlying Fund's share prices may go up or down when interest rates change because of the effect of those changes on the value of the Underlying Fund's investments in debt securities.
  These fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities. When the average maturity of an Underlying Fund's portfolio is longer, its share prices may fluctuate more when interest rates change. Zero-coupon or "stripped" securities may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will repay the mortgages that underlie these securities more quickly than expected, causing the issuer of the security to repay the Underlying Fund prior to the security's expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If an Underlying Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Underlying Fund to lose a portion of its principal investment. Interest-only and principal-only securities, which certain Underlying Funds may buy, are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause the value of an Underlying Fund's shares to fall sharply.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make the interest and principal payments on the security as they become due. U.S. Government securities generally have low credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, an Underlying Fund's income might be reduced, and if an issuer fails to repay principal, the value of that security and of the Underlying Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Special Risks of Lower-Grade Securities. To seek higher total return or income, some of the Underlying Funds may invest in securities with credit ratings below investment grade (commonly called "junk bonds"). That means that they are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally recognized statistical rating organizations or are unrated securities that the Manager considers to be of equivalent quality. The credit risks of those Underlying Funds may be greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade debt securities. Securities that are (or that have fallen) below investment grade may have a greater risk that the issuer might default on its obligation to pay interest or repay principle. There may be less of a mark et for those securities, making it harder to value them or sell them at an acceptable price. These risks may reduce an Underlying Fund's share prices and the income it earns.

Time-Zone Arbitrage. Some Underlying Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If an Underlying Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Underlying Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. The Underlying Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Special Risks of Developing and Emerging Markets.  Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of issuers in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Industry, Sector and Regional Focus. At times, an Underlying Fund may emphasize investments in a particular industry, group of industries, sector or region of the world. Securities of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others.

Diversification. While the Fund is a "diversified" fund under the Investment Company Act of 1940, three of the Underlying Funds, Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Bond Fund and Oppenheimer Real Estate Fund are "non-diversified" funds. Accordingly, those funds can invest a greater portion of their assets in the securities of a single issuer than "diversified" funds can. To the extent that one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for an Underlying Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particu larly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all. The Underlying Funds may use different definitions of small- or mid-cap companies, as stated in the Underlying Funds' prospectuses.

     Price Arbitrage. To the extent that some of the Underlying Funds invest significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade shares of those funds based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of an Underlying Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the Underlying Fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of an Underlying Fund's shares held by other shareholders.

Other Investment Strategies and Risks. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Value Investing. Value investing seeks stocks that are priced below their real or prospective worth. Value investing uses fundamental analysis and research to seek to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company's current or potential worth.

     Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Investing in Special Situations. Some of the Underlying Funds might periodically seek to benefit from what they perceive to be a "special situation," such as a merger, reorganization, restructuring or other unusual event that is expected to affect a particular issuer. However, there is a risk that the anticipated change or event might not occur, which could have a negative impact on the price of the issuer's securities. An Underlying Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

Cyclical Opportunities. Some Underlying Funds might seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes. An Underlying Fund might also seek to gain from cyclical events that might affect particular issuers or industries. There is a risk that if a cyclical event does not have the anticipated effect, the value of the Underlying Fund's investment could fall.

Rights and Warrants. Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment.
The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

Special Risks of Initial Public Offerings (IPOs). One of the Underlying Funds, Oppenheimer Main Street Small- & Mid-Cap Fund, has no limit on the amount of its assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for that Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Investments in Real Estate Securities. One of the Underlying Funds, Oppenheimer Real Estate Fund, invests primarily in shares of real estate investment trusts (REITs). It can also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. That Underlying Fund invests primarily in Equity REITs.

  Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.
  Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
  Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because that Underlying Fund concentrates its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered cre dit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Because that Underlying Fund invests primarily in real estate securities, it may perform poorly during a downturn in that industry.

Derivative Investments. The Underlying Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

     Oppenheimer International Growth Fund can only invest up to 25% of its net assets in derivatives. Other Underlying Funds have no stated limit on derivative investments, but will comply with all applicable laws and regulations. There is no target range for indirect investment in derivatives at the Fund level.

Put and Call Options. Put and call options may be bought or sold on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under the option. An Underlying Fund might have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that sell put options must identify liquid assets to cover any put options they sell.

     Special Risks of Options. If an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If an Underlying Fund sells a call option on an investment that it owns (referred to as a "covered call") and the investment has increased in value when the call option is exercised, the Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. Certain Underlying Funds can buy and sell futures contracts, including financial futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standard ized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, an Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Underlying Funds' investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although each Underlying Fund values its assets daily in terms of U.S. dollars, the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. An Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their c ustomers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Underlying Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if an Underlying Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty and if a credit event occurred, the Underlying Fund would deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty would pay the Underlying Fund par for the bonds. If an Underlying Fund sells credit protection using a credit default swap, generally it will receive fixed payments from the counterparty and if a credit event occurred, the Underlying Fund would pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty would deliver the bonds to the Underlying Fund. If the credit swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

     Risks of Credit Default Swaps. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Underlying Fund may lose money. Credit default swaps are also subject to the risk that an Underlying Fund will not properly assess the cost of the underlying investment. If an Underlying Fund is selling credit protection, there is a risk that a credit event could occur and that the Underlying Fund would have to pay par value on defaulted bonds. If an Underlying Fund was buying credit protection, there is a risk that no credit event would occur and the Underlying Fund would receive no benefit for the premium paid.

Interest Rate Swaps. In an interest rate swap, the Underlying Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by an Underlying Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

     Risks of Interest Rate Swaps. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money.

     Risks of Swap Transactions. There is no central exchange or market for swap transactions and therefore they are less liquid than exchange-traded instruments.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. One of the Underlying Funds invests primarily in commodity-linked derivatives known as "commodity-linked notes." That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

     Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer. An Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to its investment needs.

One of the Underlying Funds invests primarily in commodity-linked notes. That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

Hedging. All of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way an Underlying Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund's initial investment. An Underlying Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, an Underlying Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

     Risks of Leverage. Some derivatives certain Underlying Funds buy involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. An Underlying Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Underlying Funds are subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, an Underlying Fund must identify liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, with regard to its derivative instruments.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by "Funds of Funds." Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them to increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and re duce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund or an Underlying Fund and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to an Underlying Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of an Underlying Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as an Underlying Fund or in vest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Underlying Funds and, as a result, the value of securities held by an Underlying Fund or its investment strategies may be adversely affected. Each Underlying Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and an Underlying Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's or the Underlying Funds' investment activities and affect their performance.</ FONT>

Investments in Oppenheimer Institutional Money Market Fund. The Fund and the Underlying Funds can invest their free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund and the Underlying Funds invest in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund or the Underlying Funds directly. At the time of an investment, the Fund or an Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As shareholders, the Fund and the Underlying Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Underlying Fund's advisory fee to the extent of its share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Underlying Funds usually must hold cash in their portfolios, liquidate portfolio securities, or borrow money, each of which imposes certain costs. Certain Underlying Funds may also, from time to time, participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing an Underlying Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Underlying Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase an Underlying Fund's shares equal to the amount of the Underlying Fund's net redemptions on any given day, at its closing net a sset value. On subsequent days when the Underlying Fund experiences net subscriptions, ReFlow redeems its holdings at the Underlying Fund's net asset value on that day. When an Underlying Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet an Underlying Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of any Underlying Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund or any Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund or an Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund or an Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent the Fund or an Underlying Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a fund is known as "portfolio turnover." The Fund and the Underlying Funds may engage in active and frequent trading to try to achieve their investment objectives and may have portfolio turnover rates of over 100% annually. If the Fund or an Underlying Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce an Underlying Fund's performance. Most of the Fund's portfolio transactions are purchases or sales of the Underlying Funds' shares, however, which do not entail any brokerage fees or transaction costs. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes to the Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Fund's Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Fund's Manager, chooses its investments and handles its day-to-day business, subject to policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Manager does not charge a management fee to the Fund. However, the Manager collects indirect management fees from the Fund's investments in the Underlying Funds. For the fiscal year ended January 31, 2012, the Fund's weighted indirect management fees collected from the Fund's investment in the Underlying Funds, as a percent of average daily net assets of the Fund, was 0.55% for each class of shares.

     The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (including the combined direct (Fund level) and indirect (Underlying Fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.30% for Class A shares, 2.05% for Class B and Class C shares, 1.55% for Class N shares, and 1.05% for Class Y shares as calculate d on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement is applied after (and in addition to) any other applicable waivers and/or reimbursements that may apply, and may not be amended or withdrawn until one year from the date of this prospectus.

The Fund's transfer agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. This voluntary waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

     A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for its fiscal year ended January 31, 2012.

Portfolio Managers. The Fund's portfolio is managed by Alan C. Gilston and Krishna Memani, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Gilston has been a Vice President of the Fund since December 2009 and a portfolio manager of the Fund since February 2009. Mr. Memani has been a Vice President and portfolio manager of the Fund since June 2010.

     Mr. Gilston has been Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager's Risk Management Team during various periods. He has been Director of Asset Allocation since September 2010. Mr. Gilston is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the Director of Fixed Income of the Manager since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of their individual prospectuses and Statements of Additional Information.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares. Class B shares will no longer be offered for new purchases after June 29, 2012. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares.
     Effective July 1, 2011, Class B shares were no longer available for purchase by any 457(f) plan or qualified retirement plan, except for purchases by existing OppenheimerFunds Single K plans.  After June 29, 2012, Class B shares will no longer be offered for new purchases and new Class B share account applications will be returned. See "About Class B Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in "About Class C Shares" below.
Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.00%. See "About Class N Shares" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

What is the Minimum Investment. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class.  Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, expenses such as the distribution or service fees will reduce the net asset value and the dividends on share classes that are subject to those expenses.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the distribution fees on other share classes. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.

  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.  However, since Class B shares will no longer be offered for sale after June 29, 2012, Class B shares may not be appropriate for investors with automatic investment plans that are expected to continue after that date. See "About Class B Shares" below.

  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold you r shares.

     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

About Class A Shares. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rate that would apply to a larger purchase. Purchases of "qualified shares" of the Fund and certain other Oppenheimer funds may be added to your Class A share purchases for calculating the applicable sales charge.

Class A, Class B and Class C shares of most Oppenheimer funds (including shares of the Fund), and Class A, Class B, Class C, Class G and Class H units owned in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor" are "qualified shares" for satisfying the terms of a Right of Accumulation or a Letter of Intent. Purchases made by reinvestment of dividend or capital gain distributions are "qualified shares" for satisfying the terms of a Right of Accumulation, but are not "qualified shares" for satisfying the terms of a Letter of Intent. Purchases of Class N, Class Y or Class I shares of Oppenheimer funds, purchases under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for Right of Accumulation or Letter of Intent purposes. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of qualified shares that you and your spouse currently own, and other qualified share purchases that you are currently making, to the value of your Class A share purchase of the Fund. The Distributor or the financial intermediary through which you are buying shares will determine the value of the qualified shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed will not be counted.  In totaling your holdings, you may count shares held in:
    your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse,
    accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current qualified share holdings. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of qualified shares over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.00% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

About Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within a six year "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

     Class B Shares Will No Longer Be Offered For Sale After June 29, 2012. Investors can continue to purchase Class B shares through June 29, 2012, but will need to designate a different share class for purchases after that date, including for automatic purchases to retirement plans or other accounts. Dividend and/or capital gains distributions will continue to be made in Class B shares, and exchanges of Class B shares into and from other Oppenheimer funds and certain account transfers will be permitted.

     Any investments for existing Class B share accounts that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc. and any new Class B share account applications that are received after that date will be returned.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years Since Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert.

Effective July 1, 2011, Class B shares held in certain retirement plan accounts were converted to Class A shares, or to another share class selected by the plan sponsor. Although Class B shares will no longer be offered after June 29, 2012, current Class B shares will continue to mature and convert to Class A shares according to their established conversion schedule. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

About Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

About Class N Shares. Class N shares are only offered to certain retirement plans. In addition, certain plans that currently invest in Class B shares of the Fund may designate Class N shares for future plan purchases. See "Class N Share Availability" in the Statement of Additional Information for eligibility requirements.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  A group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or

  Class N shares are redeemed within 18 months after an IRA or 403(b) account holder's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

About Class Y Shares. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares.  Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of its shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's investments in the Underlying Funds are based on the Underlying Funds' net asset values on that day.

The Underlying Funds also calculate the net asset value of each class of their shares as of the close of the NYSE, on each day that it is open for trading, by subtracting the class-specific expenses and the amount of an Underlying Fund's liabilities attributable to each share class from the market value of its securities and other assets attributable to that share class. The Underlying Funds' securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class of the Fund and the Underlying Funds is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the judgment of an Underlying Fund's manager) do not accurately reflect the fair value of a security held by one of the Underlying Funds, or if after the close of the principal market on which a security held by an Underlying Fund is traded and before the time as of which the Underlying Fund's net asset value is calculated that day, an event occurs that the Underlying Fund's manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Underlying Fund's Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Underlying Funds' manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by a particular Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Underlying Funds' Boards have adopted valuation procedures and have delegated the day-to-day responsibility for fair value determinations to "Valuation Committees." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by an Underlying Fund's manager are subject to review, approval and ratification by the Underlying Fund's Board at its next scheduled meeting after the fair valuations are determined.

The Underlying Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which it determines its net asset value per share.

Pricing Foreign Securities. The Underlying Funds may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Underlying Funds value their foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by an Underlying Fund.

The Underlying Funds' manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Underlying Funds' fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Funds' foreign investments may change on days when the Fund cannot buy or redeem shares of the Underlying Funds and when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

Sales Charge Waivers. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

Buying Shares. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Oppenheimer fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts.  The Distributor, in its sole discretion, may r eject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." at the address shown on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. For new investors who do not designate a broker-dealer, Class A shares (and Class Y shares for institutional investors) are the only purchase option. Other share classes may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker -dealer. If a current investor no longer has a broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

Selling Shares. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's and the Underlying Funds portfolios to meet redemptions). That means that the redemption proceeds would be paid in securities from the Fund's portfolio on a pro-rata basis, generally consisting of shares of the Underlying Funds. If the Fund redeems your shares in-kind, you might bear transaction costs and would bear market risks until such securities were converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

The Oppenheimer Exchange Privilege. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold.  If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges in to another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Transfer Agent may limit or refuse any exchange order from a money market fund in its discretion pursuant to the exchange policy of that fund.

  Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.

  Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either th e fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

Other Limits on Share Transactions. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its dis cretion, has engaged in such trading activity.

Submitting Share Transaction Requests. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.  Class Y share transactions may only be submitted in writing, by fax, by phone through a service representative, or through an investor's designated financial intermediary.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

Investment Plans and Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more info rmation.

Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

After June 29, 2012, Class B shares will no longer be offered for new purchases. Shareholders with Asset Builder Plans that currently invest in Class B shares must select a different share class for purchases after that date. Any Class B share purchases that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to share classes offered to individual retirement plans and other account types, generally do not apply to shares offered through a group retirement plan. Purchase, redemption, exchange and transfer requests for a group retirement plan must generally be submitted by the plan administrator, not by plan participants. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes and plan types. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include traditional IRAs, Roth IRAs and rollover IRAs.

  SIMPLE IRAs. These are Savings Incentive Match Plan for Employees IRAs for small business owners or self-employed individuals.

  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

  401(k) Plans. These are special retirement plans for employees of businesses. "Single K" plans are 401(k) plans for self-employed individuals.

  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge.

Effective July 1, 2008, Class B shares were no longer offered to new qualified retirement plans or to non-qualified deferred compensation plans. Effective July 1, 2011, Class B shares held in those plans were converted to Class A shares, or to another share class selected by the plan sponsor. Existing OppenheimerFunds Single K plans are not currently affected by that change. After June 29, 2012, Class B shares will no longer be offered for any new purchases. Retirement plans that currently invest in Class B shares must select a different share class for purchases after that date. Any investments for existing Class B share retirement accounts that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

You may also choose to receive your account documents electronically via eDocs Direct. Visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for information and instructions.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N shares. Altogether, these fees increase the Class B and Class C shares annual expenses by 1.00% and increase the Class N shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class . Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B shares asset-based sales charge. However, for ongoing purchases of Class B shares by OppenheimerFunds Single K plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions. After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc. No sales concessions will be paid on those purchases, however a concession may be paid if the acquired Oppenheimer Money Market Fund, Inc. shares are exchanged for shares of another Oppenheimer fund.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing share holder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

Payments to Financial Intermediaries and Service Providers. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resou rces are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketin g efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Taxes. Dividends and distributions to Fund shareholders are mainly from amounts the Fund receives as dividends or distributions from the Underlying Funds or from gains on sales of shares of the Underlying Funds. Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will "pass through" to the Fund, subject to certain exceptions, as long as the Underlying Funds continue to qualify as "regulated investment companies." The following discussion applies to certain tax aspects of both the Fund and the Underlying Funds.

If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or reinvested in additional shares of the Fund or another Oppenheimer fund, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2013, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2013, certain dividends (including certain dividends from foreign corporations) may be taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends may be eligible for the dividends-received deduction. To the extent the Fund's and the Underlying Funds' distributions are paid from these types of dividends, and provided certain other fund and shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

The Underlying Funds may be subject to foreign income taxes on income or gains from foreign securities. If, at the end of an Underlying Fund's fiscal year more than 50% of the fund's assets are invested in foreign securities, the Fund and the Underlying Fund may make an election which would generally allow shareholders to take a credit or deduction for such foreign taxes on their Federal income tax returns, subject to applicable limitations. If the Fund makes this election, shareholders must include in their income their share of the foreign taxes paid by the Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund and each Underlying Fund have qualified and intend to qualify each year to be taxed as regulated investment companies under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserve the right not to so qualify. In each year that the Fund or an Underlying Fund qualifies as a regulated investment company, it will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For taxable years of the Fund beginning before 2012, certain distributions that may be reported by the Fund as arising from Qualified Interest Income and Qualified Short-term Capital Gains (if applicable) and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against U.S. federal income tax liability.

Avoid "Buying a Distribution." If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.

Remember, There May be Taxes on Transactions. Because the prices of the Fund's shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will notify you if this occurs, In such a case, you would need to reduce the cost of your shares for tax purposes which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares.

Cost Basis Reporting. The Fund will be required to report to the Internal Revenue Service ("IRS"), and furnish to Fund shareholders, detailed "cost basis" and "holding period" information for Fund shares acquired on or after January 1, 2012 ("covered shares") that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the "cost basis" of such shares, (ii) the gross proceeds you received on the redemption and (iii) the "holding period" for the redeemed shares.

The default method for calculating the cost basis of covered shares will be based on the average cost of all Fund shares you purchased on or after January 1, 2012 and prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method via the OppenheimerFunds website, www.oppenheimerfunds.com, or by notifying the Fund's Transfer Agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Financial Highlights Tables

FINANCIAL HIGHLIGHTS
Class A Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.77	$7.72	$6.12	$11.01	$11.42
Income (loss) from investment operations:
Net investment income[1]	.21	.18	.07	.13	.54
Net realized and unrealized gain (loss)	(.10)	1.05	1.54	(4.53)	(.41)
Total from investment operations	.11	1.23	1.61	(4.40)	.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.18)	(.01)	(.13)	(.45)
Distributions from net realized gain	--	--	--	(.25)	(.09)
Tax return of capital distribution	--	--	--	(.11)	--
Total dividends and/or distributions to shareholders	(.21)	(.18)	(.01)	(.49)	(.54)
Net asset value, end of period	$8.67	$8.77	$7.72	$6.12	$11.01

Total Return, at Net Asset Value[2]	1.31%	15.94%	26.28%	(40.17)%	1.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$538,032	$542,308	$450,074	$351,987	$497,377
Average net assets (in thousands)	$539,801	$491,634	$403,150	$486,485	$423,981
Ratios to average net assets:[3]
Net investment income	2.38%[4]	2.20%[4]	1.04%	1.36%	4.59%
Total expenses[5]	0.45%[4]	0.47%[4]	0.51%	0.42%	0.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%[4]	0.47%[4]	0.51%	0.42%	0.37%
Portfolio turnover rate	12%	43%	13%	9%	3%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.11%
Year Ended January 31, 2011	1.12%
Year Ended January 31, 2010	1.15%
Year Ended January 31, 2009	1.00%
Year Ended January 31, 2008	0.95%

Class B Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.65	$7.62	$6.09	$10.92	$11.34
Income (loss) from investment operations:
Net investment income[1]	.13	.11	.03	.05	.42
Net realized and unrealized gain (loss)	(.09)	1.03	1.50	(4.47)	(.39)
Total from investment operations	.04	1.14	1.53	(4.42)	.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.11)	--	(.05)	(.36)
Distributions from net realized gain	--	--	--	(.25)	(.09)
Tax return of capital distribution	--	--	--	(.11)	--
Total dividends and/or distributions to shareholders	(.13)	(.11)	--	(.41)	(.45)
Net asset value, end of period	$8.56	$8.65	$7.62	$6.09	$10.92

Total Return, at Net Asset Value[2]	0.49%	14.94%	25.12%	(40.64)%	0.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,665	$118,398	$105,937	$ 86,709	$132,233
Average net assets (in thousands)	$113,632	$111,116	$ 96,884	$123,999	$121,584
Ratios to average net assets:[3]
Net investment income	1.48%[4]	1.32%[4]	0.43%	0.49%	3.61%
Total expenses[5]	1.32%[4]	1.34%[4]	1.41%	1.26%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%[4]	1.34%[4]	1.40%	1.26%	1.18%
Portfolio turnover rate	12%	43%	13%	9%	3%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.98%
Year Ended January 31, 2011	1.99%
Year Ended January 31, 2010	2.05%
Year Ended January 31, 2009	1.84%
Year Ended January 31, 2008	1.76%

Class C Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.63	$7.61	$6.07	$10.90	$11.33
Income (loss) from investment operations:
Net investment income[1]	.14	.12	.03	.05	.45
Net realized and unrealized gain (loss)	(.09)	1.02	1.51	(4.46)	(.41)
Total from investment operations	.05	1.14	1.54	(4.41)	.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.12)	--	(.06)	(.38)
Distributions from net realized gain	--	--	--	(.25)	(.09)
Tax return of capital distribution	--	--	--	(.11)	--
Total dividends and/or distributions to shareholders	(.14)	(.12)	--	(.42)	(.47)
Net asset value, end of period	$8.54	$8.63	$7.61	$6.07	$10.90

Total Return, at Net Asset Value[2]	0.65%	14.97%	25.37%	(40.66)%	0.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$231,079	$230,368	$194,113	$158,155	$231,792
Average net assets (in thousands)	$231,140	$209,895	$175,655	$223,472	$193,641
Ratios to average net assets:[3]
Net investment income	1.61%[4]	1.42%[4]	0.45%	0.56%	3.88%
Total expenses[5]	1.22%[4]	1.25%[4]	1.30%	1.20%	1.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%[4]	1.25%[4]	1.30%	1.20%	1.14%
Portfolio turnover rate	12%	43%	13%	9%	3%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.88%
Year Ended January 31, 2011	1.90%
Year Ended January 31, 2010	1.94%
Year Ended January 31, 2009	1.78%
Year Ended January 31, 2008	1.72%

Class N Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.71	$7.67	$6.09	$10.96	$11.38
Income (loss) from investment operations:
Net investment income[1]	.18	.16	.04	.11	.51
Net realized and unrealized gain (loss)	(.09)	1.04	1.54	(4.51)	(.41)
Total from investment operations	.09	1.20	1.58	(4.40)	.10
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.16)	--	(.11)	(.43)
Distributions from net realized gain	--	--	--	(.25)	(.09)
Tax return of capital distribution	--	--	--	(.11)	--
Total dividends and/or distributions to shareholders	(.18)	(.16)	--	(.47)	(.52)
Net asset value, end of period	$8.62	$8.71	$7.67	$6.09	$10.96

Total Return, at Net Asset Value[2]	1.12%	15.62%	25.94%	(40.36)%	0.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 95,267	$109,375	$93,550	$72,712	$96,080
Average net assets (in thousands)	$105,816	$101,701	$85,066	$96,842	$73,754
Ratios to average net assets:[3]
Net investment income	2.08%[4]	1.93%[4]	0.61%	1.13%	4.36%
Total expenses[5]	0.72%[4]	0.73%[4]	0.78%	0.69%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%[4]	0.73%[4]	0.78%	0.69%	0.64%
Portfolio turnover rate	12%	43%	13%	9%	3%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.38%
Year Ended January 31, 2011	1.38%
Year Ended January 31, 2010	1.42%
Year Ended January 31, 2009	1.27%
Year Ended January 31, 2008	1.22%

Class Y Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$8.80	$7.75	$6.14	$11.05	$11.45
Income (loss) from investment operations:
Net investment income[1]	.24	.22	.05	.18	.55
Net realized and unrealized gain (loss)	(.11)	1.04	1.60	(4.57)	(.38)
Total from investment operations	.13	1.26	1.65	(4.39)	.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.21)	(.04)	(.16)	(.48)
Distributions from net realized gain	--	--	--	(.25)	(.09)
Tax return of capital distribution	--	--	--	(.11)	--
Total dividends and/or distributions to shareholders	(.23)	(.21)	(.04)	(.52)	(.57)
Net asset value, end of period	$8.70	$8.80	$7.75	$6.14	$11.05

Total Return, at Net Asset Value[2]	1.57%	16.32%	26.81%	(39.90)%	1.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,505	$6,631	$2,700	$1,932	$1,860
Average net assets (in thousands)	$8,314	$4,695	$2,137	$2,296	$1,315
Ratios to average net assets:[3]
Net investment income	2.71%[4]	2.68%[4]	0.72%	1.91%	4.67%
Total expenses[5]	0.25%[4]	0.08%[4]	0.09%	0.05%	0.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%[4]	0.08%[4]	0.09%	0.05%	0.02%
Portfolio turnover rate	12%	43%	13%	9%	3%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from Oppenheimer Master Inflation Protected Securities Fund, LLC.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	0.91%
Year Ended January 31, 2011	0.73%
Year Ended January 31, 2010	0.73%
Year Ended January 31, 2009	0.63%
Year Ended January 31, 2008	0.60%

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." Growth companies are companies whose earnings and stock are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long term. Currently, this Underlying Fund primarily focuses on established companies that are similar in size to companies in the S&P 500 Index or the Russell 1000 Growth Index. This Underlying Fund primarily invests in securities of U.S. issuers but may also invest in foreign securities. The portfolio manager looks for growth companies with stock prices that she believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of this Underlyin g Fund's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

  companies in business areas that have above-average growth potential, companies with growth rates that the portfolio manager believes are sustainable over time, stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer Champion Income Fund – This Underlying Fund seeks a high level of current income, by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities. The Underlying Fund's secondary objective is to seek capital growth when that is consistent with its primary objective. It invests in a variety of high-yield debt securities and related instruments. Those investments primarily include lower-grade corporate bonds. To a lesser extent, this Underlying Fund's investments include foreign corporate and government bonds, as well as swaps, including single name and index-linked credit default swaps.

Under normal market conditions, this Underlying Fund invests at least 60% of its total assets in high-yield, lower-grade, fixed-income securities, also referred to as "junk" bonds. The remainder of its assets may be invested in other debt securities, common stocks (and other equity securities), cash or cash equivalents, when the Manager believes these investments are consistent with its objectives. This Underlying Fund has no requirements as to the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

This Underlying Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's or may be unrated. Lower-grade debt securities are those rated below "BBB" by Standard & Poor's or below "Baa" by Moody's Investors Service, or that have comparable ratings from other nationally recognized rating organizations. Additionally, the Underlying Fund's investment adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of this Underlying Fund's unrated securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund may invest in securities of U.S. or foreign issuers. When it does so, this Underlying Fund will tend to focus on securities of foreign issuers in developing markets. It also uses certain types of derivative investments to try to enhance income or to try to manage ("hedge") investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

In selecting securities, the portfolio manager seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in high-yield debt instruments. The portfolio manager currently uses a "bottom up" approach, focusing on the performance of individual securities while considering industry trends. He evaluates an issuer's liquidity, financial strength and earnings power. He also analyzes the overall investment opportunities and risks in different market sectors, industries and countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Issuers with earnings growth rates that are faster than the growth rate of the overall economy,
  Issuers with improvements in relative cash flows and liquidity to help them meet their obligations,
  Corporate sectors that in the portfolio manager's view are undervalued in the marketplace,
  Changes in the business cycle that might affect corporate profits, and
  Securities or sectors that will help the overall diversification of the portfolio.

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Commodity Strategy Total Return Fund – This Underlying Fund seeks total return, mainly by investing in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments.

     Commodity-Linked Derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. Commodity-linked derivatives may include commodity-linked notes, swaps, futures and options. The value of some commodity-linked derivatives may be based on a multiple of those price movements.

     Physical commodities are assets that have tangible properties. This Underlying Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments that this Underlying Fund invests in may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the S&P GSCI® ("S&P GSCI," formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. This Underlying Fund does not intend to invest more than 10% of its total assets, determined at the time of investment, in commodity-linked notes that mature in more than 19 months.
     Fixed-Income Securities. The fixed-income securities this Underlying Fund may invest in may be of any maturity and may include U.S. Government securities, repurchase agreements, money market securities and affiliated money market funds. This Underlying Fund may buy debt securities for liquidity purposes, for collateral management or to seek income.
Other Derivative Investments. This Underlying Fund may also invest in other derivative instruments such as forwards, options, futures and swaps relating to debt securities, interest rates or currencies. It may do so to seek to increase its investment returns or to hedge against declines in the value of this Underlying Fund's other investments.
     This Underlying Fund can purchase investment-grade and below investment-grade securities (also referred to as "junk bonds"). It can invest up to 10% of its assets in lower-grade securities. This Underlying Fund may invest in U.S. or foreign securities, including derivative instruments that trade on U.S. or foreign exchanges or in the "over-the- counter" ("OTC") market.
    This Underlying Fund can also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidia ry"). The Subsidiary primarily invests in commodity-linked derivatives (including commodity futures, options and swap contracts) and fixed-income securities and other investments that serve as collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as this Underlying Fund.
     In selecting investments for this Underlying Fund's portfolio, the portfolio managers generally allocate this Underlying Fund's commodity-linked investments among a variety of different commodity sectors, based on the weightings of the components of the Underlying Fund's benchmark index, the S&P GSCI. This Underlying Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the S&P GSCI. The portfolio managers currently focus on the following inter-related components, which may vary in particular cases and may change over time:
     Commodities Selection. The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality between two commodities or contracts with the intent of exploiting temporary market ineff iciencies. This Underlying Fund's proprietary models also incorporate fundamental and technical factors intended to identify extreme market pricing imbalances for individual commodities or sectors and catalysts that may potentially eliminate the particular imbalances.
      Form of Investment. The portfolio managers also consider which instrument or form of investment is best suited to provide the desired commodities exposure. If the portfolio managers determine that a commodity-linked note is appropriate, this Underlying Fund would generally invest directly in the commodity-linked note. If the portfolio managers decide that a commodity futures contract, swap or option on a futures contract is appropriate, this Underlying Fund might enter into the futures or swap contract or purchase the option directly or it might invest in that instrument indirectly through its Subsidiary.
       Collateral Management. The portfolio managers use a team approach to construct a portfolio of fixed-income securities that includes U.S. government securities, repurchase agreements, money market securities and affiliated money market funds to provide collateral, liquidity and income.
      Performance and Portfolio Risk Monitoring. The portfolio managers monitor the performance and risks of this Underlying Fund's investments on an ongoing basis.

This Underlying Fund's investment in the Subsidiary will vary based on the portfolio managers' use of different types of commodity-linked derivatives. If this Underlying Fund increases its use of commodity linked notes, that would typically result in a lower level of investment in the Subsidiary. If this Underlying Fund increases its use of commodity futures, swaps or options on futures, that would typically result in a higher level of investment in the Subsidiary.
      Industry Concentration. This Underlying Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, it will not concentrate more than 25% of its total assets in issuers in any one industry. At times this Underlying Fund may emphasize investments in some industries more than others. The individual components of an index will be considered as separate industries for this purpose.

Oppenheimer Core Bond Fund – This Underlying Fund seeks total return by investing mainly in debt instruments. Under normal market conditions, it invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade debt securities (generally referred to as "bonds"). A debt security represents money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:

  Domestic and foreign corporate debt obligations;

  Domestic and foreign government debt obligations, including U.S. government securities;

  Mortgage-related securities;
  Asset-backed securities; and
  Other debt obligations.

The portfolio managers' overall strategy is to build a diversified portfolio of corporate and government bonds. In selecting investments, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors.

This Underlying Fund's investments in U.S. government securities may include securities issued or guaranteed by the U.S. government or its agencies or federally-chartered entities referred to as "instrumentalities." There is no required allocation of this Underlying Fund's assets among the above classes of securities, but it currently focuses on U.S. government securities and investment-grade corporate debt securities. When market conditions change, the portfolio managers might change this relative asset allocation focus.

This Underlying Fund can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Underlying Fund may also invest in unrated securities, in which case the Underlying Fund's investment adviser, OppenheimerFunds, Inc. may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security's price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decrease 3%. To try to decrease volatility, this Underlying Fund seeks to maintain a weighted average effective portfolio duration of three to six years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market e vents or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.

This Underlying Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets. It may not invest more than 20% of its net assets in foreign debt securities.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks. Futures, swaps and "structured" notes are examples of the types of derivatives it can use.

In selecting investments for this Underlying Fund, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the coporate and government sectors. This Underlying Fund mainly seeks income earnings on this Underlying Fund's investments plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.

This Underlying Fund may sell securities that the portfolio managers believe no longer meet the above criteria.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It mainly invests in common stocks of issuers in emerging and developing markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities.

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.
  This Underlying Fund primarily seeks companies with high growth potential.

In general, developing markets are countries outside the United States, most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that the portfolio manager believes are growing and gaining more stability.

In selecting investments for this Underlying Fund, the portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development, and competitive position in its industry. The portfolio manager also looks for newer or established businesses that are entering into a growth cycle, accelerating earnings growth and cash flow, and reasonable stock prices. He considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio manager does not focus on geographic criteria and may invest in growth companies of different capitalization ranges in any developing market country. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization (or "small-cap") companies, which are defined as companies with a market capitalization of less than $3 billion when this Underlying Fund buys them. A company's "market capitalization" is the value of its outstanding common stock relative to that of other companies. Companies are generally classified as small-cap, mid-cap or large-cap. This Underlying Fund's target capitalization range may change over time. These stocks may be traded on stock exchanges or over-the-counter.

The portfolio manager looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

The portfolio manager currently seeks companies with proven management records that are able to handle rapid growth, companies with innovative products or services, and companies that have above average growth profiles and have what the portfolio manager believes are sustainable growth rates. These criteria can vary.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stock of U.S. and foreign companies. This Underlying Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund will normally invest in at least three countries (one of which may be the United States). Typically, this Underlying Fund invests in a number of different countries but is not required to allocate its investments in any set percentages in any particular countries.

The portfolio manager primarily looks for U.S. and foreign companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

The portfolio manager currently focuses on growth-oriented companies, companies that may benefit from global growth trends at attractive valuations, companies with strong competitive positions and high demand for their products or services, and cyclical opportunities in the business cycle and sectors or industries that may benefit from these opportunities. These criteria may vary.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal, while providing current income. This Underlying Fund invests mainly in equity securities of issuers in the U.S. and foreign countries. The portfolio manager expects some of those securities to pay dividends, which would produce income for the Underlying Fund. This Underlying Fund currently emphasizes investments in equities, but it may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" securities, commonly known as "junk bonds." This Underlying Fund is not required to allocate any set percentage of its assets to any particular country or allocate any set percentage to seek capital appreciation or income.

Typically, this Underlying Fund invests in a number of different countries and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes its investments in developed markets. As a fundamental policy, it normally will invest in at least four countries, including the United States.

This Underlying Fund does not limit its investments to companies in a particular capitalization range, but currently invests a substantial portion of its assets in small- and mid-sized companies (currently those having a market capitalization of less than $11 billion).

The portfolio manager looks for U.S. and foreign companies with high growth potential that he believes have reasonably priced stocks in relation to overall stock market valuations. The portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example, businesses with high start-up costs or patent protection. This Underlying Fund may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. At times, this Underlying Fund might seek to take advantage of changes in the business cycle by investing in companies or industries that are sensitive to those changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in these factors which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Gold & Special Minerals Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals and may invest all of its assets in those securities. As a non-fundamental policy, under normal market conditions, at least 80% of this Underlying Fund's net assets, plus any borrowings for investment purposes, will be invested in those companies. As a fundamental policy, the Underlying Fund invests at least 25% of its investments in mining securities and metal investments.

This Underlying Fund may invest in U.S. or foreign companies, including companies in developing or emerging markets. It has no limit on its foreign investments. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

This Underlying Fund relies primarily on evaluations of a company's fundamentals. It also uses a proprietary model that is designed to assess a company's financial statements and management structure, as well as the company's operations and new developments. To arrive at buy and sell decisions, this Underlying Fund considers the growth potential and the valuations of the stocks of particular companies, and ranks the companies that have been reviewed by the model.

The Underlying Fund has established a Cayman Islands company that is wholly-owned and controlled by the Underlying Fund (the "Subsidiary"). The Underlying Fund expects to invest up to 25% of its total assets in the Subsidiary. The Subsidiary will invest primarily in commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund.

This Underlying Fund's investment in the Subsidiary may vary based on the portfolio manager's use of different types of commodity-linked derivatives, fixed-income securities and other investments. Since the Underlying Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Underlying Fund may be considered to be investing indirectly in those investments through its Subsidiary.

Oppenheimer Institutional Money Market Fund – This Underlying Fund's objective is to seek current income and stability of principal. It is a money market fund that invests in a variety of money market instruments to seek current income and to try to maintain a stable share price of $1.00. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

This Underlying Fund is regulated under Section 2a-7 under the Investment Company Act. That section includes requirements for maintaining high credit quality in this Underlying Fund's portfolio, a short average portfolio maturity to seek to reduce the effects of changes in prevailing interest rates and diversification of the investments among issuers to seek to reduce the effects of a default by any one issuer on the portfolio.

To be considered "high-quality," money market investments generally must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized statistical rating services. If unrated, a security must be determined by this Underlying Fund's investment manager, to be of comparable quality to those rated securities. Income on short-term securities tends to be lower than income on longer-term debt securities, so the Fund's yield will likely be lower than the yield on longer-term fixed-income funds.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return.  As a secondary objective, this Underlying Fund seeks income when consistent with total return. This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. This Underlying Fund can invest in various types of debt securities, generally referred to as "bonds," including government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related securities or asset-backed securities and other debt ob ligations.

Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities. It typically invests in at least three countries other than the United States. This Underlying Fund invests in debt securities of issuers in both developed and emerging markets throughout the world.

This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might emphasize securities of issuers in a particular capitalization range. It can invest in debt securities having short, intermediate or long maturities.

This Underlying Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment-grade (commonly called "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. This Underlying Fund may also invest in unrated securities, in which case the Underlying Fund's Investment Manager, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks, including, for example, options, forward contracts, futures contracts, swaps, and "structured" notes. This Underlying Fund actively manages foreign currency exposure, both to reduce risk and to seek to enhance return. To do so, it may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.

In selecting securities, the portfolio managers evaluate the overall investment opportunities and risks in individual national economies. The portfolio managers analyze the business cycle, political and macro-economic factors that affect exchange rates and interest rates in both emerging and developing market countries. The portfolio managers currently focus on investment opportunities for higher yields than are available in U.S. markets and opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar. These factors may vary in particular cases and may change over time.

Oppenheimer International Growth Fund  - This Underlying Fund is a mutual fund that seeks long-term capital appreciation. It mainly invests in the common stock of growth companies that are domiciled or have their primary operations outside of the United States. It may invest 100% of its assets in securities of foreign companies. It may invest in emerging markets as well as in developed markets throughout the world. From time to time it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Under normal market conditions this Underlying Fund will:

  invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and emphasize investments in common stocks of issuers that the portfolio manager considers to be "growth" companies.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. This Underlying Fund can also buy securities convertible into common stock and other securities having equity features. It can use hedging and certain derivative instruments to seek capital appreciation or to try to manage investment risks.

In selecting investments, the portfolio managers evaluate investment opportunities on a company-by-company basis. The portfolio managers look primarily for foreign companies with high growth potential using a "bottom up" investment approach, that is, by looking at the investment performance of individual stocks before considering the impact of general or industry-wide economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position.

The portfolio managers currently focus on the following factors, which may vary in particular cases and may change over time:

  companies that enjoy a strong competitive position and high demand for their products or services;
  companies with accelerating earnings growth and cash flow; and

  diversity among companies, industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio managers do not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer International Small Company Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that are domiciled, or have their primary operations, outside the United States and have market capitalizations of $5 billion or less (described as "small-cap companies").

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies.
  This Underlying Fund will invest at least 65% of its total assets in foreign securities.

This Underlying Fund's capitalization parameter can change as the relative market capitalizations of small-cap issuers change over time. This Underlying Fund measures capitalization at the time the Underlying Fund buys a security and is not required to sell the security if the issuer's capitalization changes.

This Underlying Fund's portfolio managers evaluate investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development and industry competitive position. The portfolio managers also look for companies with the ability to take advantage of business opportunities, and companies that are anticipated to have a positive cash flow in the future, although current cash flow may be negative. These factors may vary in particular cases and may change over time.

The portfolio managers consider the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer International Value Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that the portfolio manager believes are undervalued and that are either domiciled or have their primary operations outside the United States. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred stocks of issuers in at least five different countries outside the United States and may invest 100% of its assets in foreign companies. It can invest in any country, including countries with developed or emerging markets. From time to time, it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. It may invest up to 10% of its total assets in the securities of U.S. issuers.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. It may invest up to 10% of its net assets in fixed-income or convertible securities.

In selecting investments for this Underlying Fund's portfolio, the portfolio manager looks primarily for foreign companies believed to be undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities if and when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, business strategy, product development and industry position. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The portfolio manager may also consider selling a security if its share price is approaching its targeted price or if alternative investment ideas have been developed.

Oppenheimer Limited-Term Government Fund -  This Underlying Fund seeks high current return and safety of principal. It invests primarily in debt securities issued by the U.S. government or its agencies and instrumentalities.

Under normal market conditions, as a non-fundamental policy, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements on those securities and hedging instruments approved by its Board of Trustees.

This Underlying Fund may invest up to 20% of its net assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, investment-grade corporate debt obligations having a rating at the time of acquisition by this Underlying Fund of at least "BBB" by Standard & Poor's Rating Service or "Baa" by Moody's Investors Service or a comparable rating by another nationally recognized securities rating organization or unrated corporate debt obligations deemed by the Manager to have a comparable rating, and certain other high quality debt obligations.

U.S. government securities include debt securities issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by U.S. government agencies or federally-chartered entities that are referred to as "instrumentalities" of the U.S. government.

Not all of the U.S. government securities this Underlying Fund buys are issued or guaranteed by the U.S. government as to payment of interest and repayment of principal. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. The securities this Underlying Fund buys may pay interest at fixed, floating, or variable rates, or may be "stripped" securities whose interest coupons have been separated from the security and sold separately.

This Underlying Fund seeks to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. However, it can invest in securities that have short-, medium- or long-term maturities and may use derivative investments to try to reduce interest rate risks. The duration of the portfolio might not meet that target at all times due to interest rate changes and other market events.

This Underlying Fund may also use derivatives to seek to increase its investment return or for hedging purposes. Options, futures, mortgage-related derivatives, total return swaps and credit default swaps are examples of derivatives this Underlying Fund can use.

This Underlying Fund invests significant amounts of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations ("CMOs") and mortgage participation certificates. They include mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government, such as the Government National Mortgage Association. This Underlying Fund also may enter into forward roll transactions.

This Underlying Fund can invest in "inverse floaters," which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income.

The portfolio managers compare the yields, relative values and risks of different types of U.S. government securities and government agency securities to provide portfolio diversity to help preserve principal. The portfolio managers currently focus on sectors of the U.S. government debt market that they believe offer good relative values, securities that have relatively high income potential, and securities that help reduce exposure to changes in interest rates to seek to preserve principal and meet its duration target. These factors may vary in particular cases and may change over time. This Underlying Fund may sell securities that the portfolio managers believe are no longer favorable with regard to these factors.

This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. government.

Oppenheimer Main Street Fund® - This Underlying Fund seeks high total return. It mainly invests in common stocks of U.S. companies of different capitalization ranges. This Underlying Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000. The portfolio managers use fundamental research and quantitative models to select securities for this Underlying Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  A fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.

  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. This Underlying Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Oppenheimer Main Street Select Fund® - This Underlying Fund seeks long-term capital appreciation. It invests primarily in common stock of a select group of U.S. companies. This Underlying Fund's porfolio will generally be invested in 35 or fewer issuers. It mainly focuses on "larger capitalization" issuers, which it considers to be companies within the market capitalization range of the Russell 1000 Index. However, it may invest in companies of any market capitalization and may invest in foreign issuers, including issuers in developing market countries.

     The portfolio managers use both quantitative models and fundamental research to select securities for this Underlying Fund. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;
  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, profitability, price momentum, and company fundamentals; and
  Consideration of market and industry trends and general economic conditions.

This Underlying Fund aims to maintain a diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio also includes both growth and value stocks.  The portfolio managers may sell a security if the stock price is approaching its price target; if there has been a deterioration in the company's competitive position or poor execution by the company's management; or if more attractive alternative investment ideas have been identified.

Oppenheimer Main Street Small- & Mid-Cap Fund® - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a market capitalization in the range of the Russell 2500 Index , a measure of small- to mid-cap issuers. The capitalization range of that index is subject to change due to market activity or changes in the composition of the index. The range of the Russell 2500 Index generally widens over time and it is reconstituted annually to preserve its small- and mid-cap character. This Underlying Fund measures a company's capitalization at the tim e the Underlying Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Underlying Fund's capitalization definition. The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

  aims to maintain broad diversification across all major economic sectors;
  uses quantitative models, including sector-specific factors, to rank securities within each economic sector;
  uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
  considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Underlying Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Underlying Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Underlying Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

Oppenheimer Master Inflation Protected Securities Fund, LLC -  This Underlying Fund seeks total return. Under normal conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed debt securities of varying maturities issued by the U.S. government, foreign governments, their agencies and instrumentalities, and U.S. and foreign corporations. Although this is not a fundamental policy, the amount so invested will not be changed by this Underlying Fund's Board of Directors without providing shareholders at least 60 days prior notice of the change.

Inflation-indexed debt securities are fixed-income securities (also referred to as "bonds") that are structured to seek to provide protection against inflation, a sustained increase in the price of goods and services that erodes the purchasing power of money. The value of a bond's principal or the interest rate paid is adjusted to track changes in a stated inflation measure. The value of the bond's principal or the interest rate paid on the bond is adjusted to track changes in a stated inflation measure. With respect to inflation-indexed bonds whose principal is adjusted with inflation, if the index measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to smaller principal amounts) will be reduced. If the index measuring inflation rises, both the principal value and the interes t payable (calculated with respect to a larger principal amount) will increase. With respect to inflation-indexed bonds whose interest rate is adjusted with inflation, instead of adjusting the bond's principal amount, the inflation adjustment is reflected in the coupon payment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities.

This Underlying Fund may invest a significant amount of its assets in Treasury Inflation-Protected Securities ("TIPS"). TIPS are backed by the full faith and credit of the U.S. government for payment of interest and repayment of principal and have little credit risk. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity is the greater of the adjusted principal amount and the original principal amount. While TIPS have little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

This Underlying Fund may invest in inflation-indexed securities having short, intermediate or long maturities. It can invest in rated or unrated inflation-indexed securities. It does not limit its investments to a particular credit quality or rating category and can invest in inflation-indexed debt securities below investment grade (commonly called "junk bonds"). However, this Underlying Fund's investments in securities below investment grade, including its investments in inflation-indexed debt securities, will not exceed 20% of its net assets. This Underlying Fund may invest in inflation-indexed securities of issuers in both developed and emerging markets, and can invest up to 100% of its total assets in foreign securities. This Underlying Fund may buy inflation-indexed debt securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

When selecting inflation-indexed debt securities for investment, the Manager, seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in inflation-indexed debt securities. This Underlying Fund's portfolio manager typically employs a "top down" model to analyze and predict the direction of global inflation rates and economic conditions. In selecting securities, this Underlying Fund's portfolio manager researches the universe of inflation-indexed government and corporate securities and weighs yields and relative values against risks. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Inflation rates and implied inflation rates (the difference in yield between conventional government bonds and related inflation-indexed bonds of comparable maturity) in the United States and other countries,
  Interest rates,

  Economic and monetary policy of the U.S. government and foreign governments, and

  Economic conditions in the United States and other countries.

In addition to investments in inflation-indexed securities, this Underlying Fund may use certain other investments and investment strategies, including investments and investment strategies that are not indexed to inflation, described further below and in the Statement of Additional Information. The Manager might not always use all of these different types of investments and strategies. The allocation of this Underlying Fund's portfolio among the different types of permitted investments will vary over time based upon the Manger's evaluation of economic and market trends.

Oppenheimer Master International Value Fund, LLC - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stocks of companies that are domiciled outside of the United States, or have their primary operations outside the United States, that the investment manager believes are undervalued. It can invest in issuers in any market capitalization range and at times may invest a substantial portion of its assets in a particular capitalization range such as small- or mid-sized companies. This Underlying Fund can invest in emerging as well as developed markets throughout the world, and can invest 100% of its assets in foreign securities. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stock of issuers in at least five different countries outside the United States. Those in vestments include securities of companies organized under the laws of a foreign country or companies that have more than 50% of their operations or assets abroad, or derive more than 50% of their revenue or profits from businesses, investments or sales outside the United States.

This Underlying Fund can invest in securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets but considers securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of its investment allocations.

In selecting securities, the portfolio manager evaluates investment opportunities on a company-by-company basis. He uses a value criteria and a "bottom up" investment approach - that is, analyzing individual stocks before considering the impact of general or industry economic trends. The portfolio manager estimates a company's fair value and compares the estimated value to the company's stock price. This includes fundamental analysis of a company's financial statements, profitability, management structure, operations, business strategy, product development, and competitive positioning, as well as its industry and sector. The portfolio manager monitors individual issuers for changes in the factors above that may lead to a decision to sell a security. The portfolio manager may also sell a security if its share price meets the portfolio manager's targeted price, or if the portfolio manager determines that a new or better investment idea has emerged, but is not required to do so. In addition to investments in stocks, this Underlying Fund may use derivatives and certain other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Master Loan Fund, LLC - This Underlying Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. Under normal circumstances, it will invest at least 80% of its net assets in loans made to U.S. and foreign corporations, partnerships or other business entities. It may invest directly in loans (as an original lender or by assignment from a lender) or indirectly in loans through loan participation agreements or certain derivative instruments.

This Underlying Fund may invest in loans with fixed interest rates or in "floating" or "adjustable" rate loans that pay interest at rates that float above or are adjusted periodically based on a benchmark that reflects current interest rates, such as the "prime rate" offered by one or more major U.S. banks or the London Inter-Bank Offered Rate (referred to as "LIBOR"). It can invest in collateralized or uncollateralized loans and has no limits on the maturity of loans or the market capitalization range of borrowers.

This Underlying Fund can invest without limit in loans that are below investment grade (sometimes referred to as "junk bonds"). Those are loans rated below BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc., or that have comparable ratings by another rating organization. This Underlying Fund may also invest in unrated loans, including those considered to be below investment grade. It can invest in loans made in connection with highly leveraged transactions, loans where the borrower is experiencing financial difficulty or is insolvent and in loans that are in default at the time this Underlying Fund buys them. When selecting loans for investment, the investment manager performs its own analysis based on information obtained from agents that originate or administer loans, other lenders, and ratings organizations, among other sources that may consider various factors such a s the borrower's past and projected financial performance; tangible assets and cash flows; management quality and depth; collateral quality, if any; and the state of its industry. The portfolio manager may also consider the credit quality of the agent bank's or other intermediaries' debt obligations and the market for loans generally. The portfolio manager will continue to monitor the credit quality of loans and the status of the applicable borrowers for the duration of this Underlying Fund's investment. In addition to investments in loans, this Underlying Fund may invest in other debt obligations, derivatives and may use other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Real Estate Fund - This Underlying Fund seeks total return through investment in real estate securities. Under normal market conditions, it invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies. This Underlying Fund primarily invests in real estate investment trusts ("REITs") but may also invest in real estate operating companies ("REOCs") and other real estate related securities. The assets of the REITs that this Underlying Fund invests in are primarily land and buildings, although it may invest in REITs that hold mortgages or a combination of investments types.

Oppenheimer Rising Dividends Fund - This Underlying Fund seeks total return. It invests mainly in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the future and emphasizes investments in companies that are expected to grow their dividends over time. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets in securities of companies that the portfolio managers expect to experience dividend growth, including companies that currently pay dividends and are expected to increase them and companies that do not currently pay dividends but are expected to begin paying them in the near future.

This Underlying Fund can invest in issuers in all capitalization ranges. Currently, its stock investments are focused on large-cap issuers, but that emphasis can change over time. While this Underlying Fund mainly invests in common stocks of U.S. companies, it may also invest in other securities, including foreign stocks, fixed-income instruments, convertible securities, preferred stocks, and derivatives such as covered call options.

In selecting investments for this Underlying Fund, the Underlying Fund uses a "top down" approach that focuses on broad economic trends affecting entire markets and industries, as well as a "bottom up" approach that focuses on the fundamental prospects of individual companies and issuers.

Oppenheimer Small- & Mid- Cap Value Fund - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that have a market capitalization up to $13 billion. That range includes both small- and mid-cap stocks. This Underlying Fund has no fixed ratio for the percentage of small-cap and mid-cap stocks required to be held in its portfolio. Under normal market conditions this Underlying Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap and mid-cap issuers.

This Underlying Fund primarily invests in U.S. companies but may also purchase securities of issuers in any country, including developed and emerging market countries. While it has no limits on the percentage of its assets it can invest in foreign securities, normally it does not expect to invest substantial amounts of its assets in foreign securities and generally limits investments in emerging markets to not more than 5% of its total assets. This Underlying Fund emphasizes securities that the portfolio manager believes are undervalued.

In selecting investments for this Underlying Fund, the portfolio manager looks for stocks of small- and mid-cap companies that he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. Those companies may have a low ratio of their stock price to earnings, for example. The portfolio manager also analyzes factors such as a company's book value, sales, earnings, growth potential and cash flows. After considering these criteria, the portfolio manager may look at broader industry and economic trends that could affect the growth potential of particular small- and mid-cap stocks. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

  Favorable supply/demand conditions for key products
  Development of new products or businesses
  Quality of management
  Competitive position in the marketplace
  Effective allocation of capital

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer U.S. Government Trust - This Underlying Fund seeks high current income consistent with the preservation of capital. It mainly invests in debt securities issued or guaranteed by the U.S. Treasury or by other agencies or entities of the U.S. government, referred to as "instrumentalities."

Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. government securities. It typically invests a substantial portion of its assets in mortgage-related U.S. government securities, including collateralized mortgage obligations (called CMOs), mortgage participation certificates and forward rolls. It may also invest up to 20% of its net assets in securities issued by private entities, including mortgage-related securities that do not have any government guarantees.

     The portfolio managers weigh yields and relative values against risks and they currently focus on securities that they feel have high relative income potential. This Underlying Fund may invest in debt securities that pay interest at fixed, floating or variable rates and can buy securities of any maturity. When the average maturity of its portfolio is longer, its share prices may fluctuate more when interest rates change. This Underlying Fund limits its investments in private issuer securities to investment-grade securities but it is not required to dispose of a debt security if its rating falls after it is purchased.

     This Underlying Fund may use derivative instruments, including futures, CMOs, and total return swaps to try to enhance income and manage investment risks. The prices of derivative securities may be more volatile than the prices of other types of securities. This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. government.

Oppenheimer Value Fund - This Underlying Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. It mainly invests in common stocks of companies that the portfolio manager believes are undervalued. It may also invest in other equity securities, such as preferred stock, rights, warrants and securities convertible into common stock. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While it does not limit its investments to issuers in a particular capitalization range, the portfolio manager currently focuses on securities of larger-size companies.

This Underlying Fund may invest up to 25% of its total assets in foreign securities of companies or governments in any country, including in developed and emerging market countries. It may invest up to 10% of its net assets in debt securities.

In selecting investments, the portfolio manager looks for companies he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. The portfolio manager uses fundamental analysis to select securities based on factors such as a company's long-term earnings and growth potential. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

  Attractive valuation,
  Future supply/demand conditions for its key products,
  Product cycles,
  Quality of management,
  Competitive position in the market place,
  Reinvestment plans for cash generated,
  Better-than-expected earnings reports.

The portfolio manager also monitors individual issuers for changes in their business fundamentals or prospects that may trigger a decision to sell a security, but does not require a decision to do so. The portfolio manager may consider selling a stock for one or more of the following reasons:

  the stock price is approaching its price target,

  the company's fundamentals are deteriorating, or

  alternative investment ideas have been developed.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated January 31, 2012, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-21686 SP0545.001.0512

Oppenheimer Portfolio Series
Equity Investor Fund

Prospectus dated May 30, 2012

NYSE Ticker Symbols
Class A	OAAIX
Class B	OBAIX
Class C	OCAIX
Class N	ONAIX
Class Y	OYAIX

Oppenheimer Portfolio Series Equity Investor Fund is a mutual fund that seeks long-term growth of capital. The Fund is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Portfolio Series Equity Investor Fund

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks long-term growth of capital. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 14 of the Fund's prospectus and in the sections "How to Buy Shares" beginning on page 90 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (fees that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.23%	0.32%	0.23%	0.18%	0.12%
Acquired Fund Fees and Expenses	0.77%	0.77%	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses	1.25%	2.09%	2.00%	1.45%	0.89%

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$696	$951	$1,226	$2,008	$696	$951	$1,226	$2,008
Class B	$714	$962	$1,335	$2,026	$214	$662	$1,135	$2,026
Class C	$305	$634	$1,088	$2,350	$205	$634	$1,088	$2,350
Class N	$249	$462	$798	$1,748	$149	$462	$798	$1,748
Class Y	$91	$285	$495	$1,101	$91	$285	$495	$1,101

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies. The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. Those funds are referred to as the "Underlying Funds." Under normal market conditions, the Fund invests in shares of some or all of the following Underlying Funds that were chosen based on the Manager's determination that they could provide long-term growth of capital: Oppenheimer Capital Appreciation Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer International Value Fund, Oppenheimer Main Street Fund,® Oppenheimer Main Street Select Fund,® Oppenheimer Main Street Small- & Mid-Cap Fund,® Oppenheimer Master International Value Fund, LLC, Oppenheimer Real Estate Fund, Op penheimer Rising Dividends Fund, Oppenheimer Small- & Mid- Cap Value Fund and Oppenheimer Value Fund.

The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation target ranges of 45-65% in U.S. equities and 35-55% in foreign equities. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Foreign equities are securities of issuers outside of the United States, including issuers in emerging or developing markets. The Fund's asset allocation targets may vary in particular cases and may change over time.

The Manager monitors the Underlying Fund selections and periodically rebalances the Fund's investments to bring them back within their target asset allocation ranges. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocation ranges at any time, without prior approval from or notice to shareholders.

For temporary periods, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments. This will generally occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of other investments.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Underlying Funds invest, because of Underlying Fund investment selection or the Fund's asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the main risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Main Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The investment objective and principal investment strategies of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page 32 of the Fund's prospectus. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of t hat Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1.800.225.5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share va lue may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries. Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company 's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager monitors the investment process to seek to identify, address and resolve any potential issues.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation over the long-term. The Fund does not seek income, and its primary focus is investment in stocks. Because of its focus on long-term growth, the Fund may be appropriate for investors with longer term investment goals. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive equity allocation. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, 5 years and the life of the Fund compare with those of two broad measures of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
www.oppenheimerfunds.com/fund/PortfolioSeriesEquityInvestorFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 23.17% (2nd Qtr 09) and the lowest was -24.93% (4th Qtr 08). For the period from January 1, 2012 to March 31, 2012 the cumulative return before sales charges and taxes was 12.61%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 04/05/05)
Return Before Taxes	(13.60%)	(2.37%)	1.90%
Return After Taxes on Distributions	(13.70%)	(2.82%)	1.43%
Return After Taxes on Distributions and Sale of Fund Shares	(8.71%)	(2.07%)	1.52%
Class B Shares (inception 04/05/05)	(13.60%)	(2.35%)	2.05%
Class C Shares (inception 04/05/05)	(9.87%)	(1.94%)	2.01%
Class N Shares (inception 04/05/05)	(9.41%)	(1.39%)	2.61%
Class Y Shares (inception 04/05/05)	(7.95%)	(0.74%)	3.25%
S&P 500 Index	2.11%	(0.25%)	2.92%*
(reflects no deduction for fees, expenses or taxes)
MSCI World IndexSM	7.84%	6.50%	5.78%*
(reflects no deduction for fees, expenses or taxes)

*From 3-31-05

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Manager. Alan C. Gilston has been portfolio manager of the Fund since February 2009 and Vice President of the Fund since December 2009.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among Underlying Funds with different types of investments will vary over time and the Underlying Fund's portfolios might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's and the Underlying Funds' investment policies and risks.

The Fund's Principal Investment Strategies and Risks.  The following strategies and types of investments are the ones that the Fund and certain Underlying Funds consider to be the most important in seeking to achieve their investment objectives and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Investments in the Underlying Funds. Under normal circumstances, the Fund invests in a diversified portfolio made up of varying allocations of investments in the Underlying Funds. The mix of Underlying Funds was chosen to seek diversification and to implement the Fund's allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change from time to time without approval by the Fund's shareholders.

An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Manager. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by the Fund.

EQUITY SECURITIES. The Underlying Funds invest primarily in common stock or other types of equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The issuers may be small, medium or large capitalization companies, as defined in the particular Underlying Fund's prospectus. Not all Underlying Funds define small- and mid-cap issuers in the same way. Some of the Underlying Funds may emphasize investments in "growth" securities or "value" securities.

  Common Stock. Common stock represents an ownership interest in the issuer and fluctuates in price in response to conditions affecting the issuer or changes in equity markets in general. An Underlying Fund may invest in common stock to seek capital appreciation, dividend income or both. Common stock is generally subordinate to the other securities of an issuer.
  Preferred Stock. Preferred stocks are a form of equity security that typically have a fixed dividend that may cause their prices to behave more like those of debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stocks to decline. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.
  Convertible Securities. Some of the Underlying Funds may also buy interest bearing securities that are convertible into common stock. While many convertible securities are debt securities, the Underlying Funds consider some of them to be "equity equivalents" because of their features allowing them to be converted into common stock. Convertible securities may be subject to the risks of the common stock of the issuer as well as to credit risk and interest rate risk. Some of the Underlying Funds may buy convertible securities rated below investment grade by nationally recognized statistical rating organizations. The credit rating of an "equity equivalent" convertible security generally has less impact on the Underlying Fund's investment decisions than in the case of other debt securities.

Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

Time-Zone Arbitrage . Some Underlying Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If an Underlying Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Underlying Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. The Underlying Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Special Risks of Developing and Emerging Markets.  Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of issuers in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationali zation of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Industry, Sector and Regional Focus. At times, an Underlying Fund may emphasize investments in a particular industry, group of industries, sector or region of the world. Securities of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others.

Diversification. While the Fund is a "diversified" fund under the Investment Company Act of 1940, one of the Underlying Funds, Oppenheimer Real Estate Fund, is a "non-diversified" fund. Accordingly, that fund can invest a greater portion of its assets in the securities of a single issuer than a "diversified" fund can. To the extent that it invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Value Investing. Value investing seeks stocks that are priced below their real or prospective worth. Value investing uses fundamental analysis and research to seek to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company's current or potential worth.

     Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for an Underlying Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particu larly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all. The Underlying Funds may use different definitions of small- or mid-cap companies, as stated in the Underlying Funds' prospectuses.

     Price Arbitrage. To the extent that some of the Underlying Funds invest significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade shares of those funds based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of an Underlying Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the Underlying Fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of an Underlying Fund's shares held by other shareholders.

Other Investment Strategies and Risks. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

Investing in Special Situations. Some of the Underlying Funds might periodically seek to benefit from what they perceive to be a "special situation," such as a merger, reorganization, restructuring or other unusual event that is expected to affect a particular issuer. However, there is a risk that the anticipated change or event might not occur, which could have a negative impact on the price of the issuer's securities. An Underlying Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

Cyclical Opportunities. Some Underlying Funds might seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes. An Underlying Fund might also seek to gain from cyclical events that might affect particular issuers or industries. There is a risk that if a cyclical event does not have the anticipated effect, the value of the Underlying Fund's investment could fall.

Rights and Warrants. Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time.

Special Risks of Initial Public Offerings (IPOs). One of the Underlying Funds, Oppenheimer Main Street Small- & Mid-Cap Fund, has no limit on the amount of its assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for that Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment.
The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

Risks of Technology Stocks. Certain Underlying Funds may invest in technology stocks. The types of companies the portfolio managers of those Underlying Funds consider to be technology companies can be expected to change over time as developments in technology occur. Technology companies and companies having significant investments in technology are particularly vulnerable to the risks of technology markets and economic events that affect those markets. The technology sector has historically exhibited great fluctuation in valuations. The stock prices of technology companies have been highly volatile, largely due to the rapid pace of product changes and developments within the sector. That price volatility may be expected to continue into the future.

Some technological developments may never become commercially successful or may rapidly become obsolete. Technologies that are dependent on consumer demand may also be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may be adversely affected by international, federal and state regulations.

Investments in Real Estate Securities. One of the Underlying Funds, Oppenheimer Real Estate Fund, invests primarily in shares of real estate investment trusts (REITs). It can also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. That Underlying Fund invests primarily in Equity REITs.

  Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.
  Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
  Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because that Underlying Fund concentrates its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered cre dit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Because that Underlying Fund invests primarily in real estate securities, it may perform poorly during a downturn in that industry.

FIXED-INCOME INVESTMENTS. Some of the Underlying Funds may invest in debt securities to seek income, for defensive purposes or for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions.

Some of the fixed-income investments the Underlying Funds might invest in include:

  money market instruments;
  securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: Treasury securities, Mortgage-related government securities (interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities) and forward roll transactions (also referred to as "mortgage dollar rolls");
  zero-coupon and stripped securities;
  commercial paper (short-term corporate debt);
  foreign debt securities, including securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank; and
  repurchase agreements.

Fixed-income investments may be subject to the following risks:

  Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. These fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities. Zero-coupon or "stripped" securities may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will repay the mortgages that underlie these securities more quickly than expected, causing the issuer of the security to repay the Underlying Fund prior to the security's expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause the value of an Underlying Fund's shares to fall sharply.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make the interest and principal payments on the security as they become due. U.S. Government securities generally have low credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

     Special Risks of Lower-Grade Securities. Some of the Underlying Funds may invest in securities with credit ratings below investment grade (commonly called "junk bonds"). That means that they are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally recognized statistical rating organizations or are unrated securities that the Manager considers to be of equivalent quality. The credit risks of those Underlying Funds may be greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade debt securities. Securities that are (or that have fallen) below investment grade may have a greater risk that the issuer might default on its obligation to pay interest or repay principle. There may be less of a market for those securities, making it harder to value them or s ell them at an acceptable price. These risks may reduce an Underlying Fund's share prices and the income it earns.

Derivative Investments. The Underlying Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

     Oppenheimer International Growth Fund can only invest up to 25% of its net assets in derivatives. Other Underlying Funds have no stated limit on derivative investments, but will comply with all applicable laws and regulations. There is no target range for indirect investment in derivatives at the Fund level.

Put and Call Options. Put and call options may be bought or sold on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under the option. An Underlying Fund might have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that sell put options must identify liquid assets to cover any put options they sell.

     Special Risks of Options. If an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If an Underlying Fund sells a call option on an investment that it owns (referred to as a "covered call") and the investment has increased in value when the call option is exercised, the Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. Certain Underlying Funds can buy and sell futures contracts, including financial futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standard ized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, an Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Underlying Funds' investments in futures contracts may involve substantial risks.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although each Underlying Fund values its assets daily in terms of U.S. dollars, the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. An Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their c ustomers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Interest Rate Swaps. In an interest rate swap, the Underlying Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by an Underlying Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

     Risks of Interest Rate Swaps. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money.

     Risks of Swap Transactions. There is no central exchange or market for swap transactions and therefore they are less liquid than exchange-traded instruments.

Hedging. All of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way an Underlying Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of an Underlying Fund's initial investment. An Underlying Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, an Underlying Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

     Risks of Leverage. Some derivatives certain Underlying Funds buy involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. An Underlying Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Underlying Funds are subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, an Underlying Fund must identify liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, with regard to its derivative instruments.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by "Funds of Funds." Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them to increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs an d reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund or an Underlying Fund and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to an Underlying Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of an Underlying Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as an Underlying Fund or in vest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Underlying Funds and, as a result, the value of securities held by an Underlying Fund or its investment strategies may be adversely affected. Each Underlying Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and an Underlying Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's or the Underlying Funds' investment activities and affect their performance.</ FONT>

Investments in Oppenheimer Institutional Money Market Fund. The Fund and the Underlying Funds can invest their free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund and the Underlying Funds invest in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund or the Underlying Funds directly. At the time of an investment, the Fund or an Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As shareholders, the Fund and the Underlying Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Underlying Fund's advisory fee to the extent of its share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Underlying Funds usually must hold cash in their portfolios, liquidate portfolio securities, or borrow money, each of which imposes certain costs. Certain Underlying Funds may also, from time to time, participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing an Underlying Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Underlying Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase an Underlying Fund's shares equal to the amount of the Underlying Fund's net redemptions on any given day, at its closing net a sset value. On subsequent days when the Underlying Fund experiences net subscriptions, ReFlow redeems its holdings at the Underlying Fund's net asset value on that day. When an Underlying Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet an Underlying Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of any Underlying Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund or any Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund or an Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund or an Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent the Fund or an Underlying Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a fund is known as "portfolio turnover." The Fund and the Underlying Funds may engage in active and frequent trading to try to achieve their investment objectives and may have portfolio turnover rates of over 100% annually. If the Fund or an Underlying Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce an Underlying Fund's performance. Most of the Fund's portfolio transactions are purchases or sales of the Underlying Funds' shares, however, which do not entail any brokerage fees or transaction costs. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes to the Fund's Investment Policies.  The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Fund's Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Fund's Manager, chooses its investments and handles its day-to-day business, subject to policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Manager does not charge a management fee to the Fund. However, the Manager collects indirect management fees from the Fund's investments in the Underlying Funds. For the year ended January 31, 2012, the weighted indirect management fees collected from the Fund's investment in the Underlying Funds, as a percent of average daily net assets of the Fund, was 0.61% for each Class of shares.

     The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit annual fund operating expenses after any fee waiver and/or expense reimbursement (including the combined direct (Fund level) and indirect (Underlying Fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.45% for Class A shares, 2.20% for Class B and Class C shares, 1.70% for Class N shares, and 1.20% for Class Y shares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

     The Fund's transfer agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. This voluntary waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

     A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for its fiscal year ended January 31, 2012.

Portfolio Manager. The Fund's portfolio is managed by Alan C. Gilston, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Gilston has been a portfolio manager of the Fund since February 2009 and a Vice President of the Fund since December 2009.

     Mr. Gilston has been Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager's Risk Management Team during various periods. He has been Director of Asset Allocation since September 2010. Mr. Gilston is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts he manages and his ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of the individual prospectuses and Statements of Additional Information.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares. Class B shares will no longer be offered for new purchases after June 29, 2012. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares.
     Effective July 1, 2011, Class B shares were no longer available for purchase by any 457(f) plan or qualified retirement plan, except for purchases by existing OppenheimerFunds Single K plans.  After June 29, 2012, Class B shares will no longer be offered for new purchases and new Class B share account applications will be returned. See "About Class B Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in "About Class C Shares" below.
Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.00%. See "About Class N Shares" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

What is the Minimum Investment.  In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class.  Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, expenses such as the distribution or service fees will reduce the net asset value and the dividends on share classes that are subject to those expenses.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the distribution fees on other share classes. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.

  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.  However, since Class B shares will no longer be offered for sale after June 29, 2012, Class B shares may not be appropriate for investors with automatic investment plans that are expected to continue after that date. See "About Class B Shares" below.

  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold you r shares.

     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

About Class A Shares.  Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rate that would apply to a larger purchase. Purchases of "qualified shares" of the Fund and certain other Oppenheimer funds may be added to your Class A share purchases for calculating the applicable sales charge.

Class A, Class B and Class C shares of most Oppenheimer funds (including shares of the Fund), and Class A, Class B, Class C, Class G and Class H units owned in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor" are "qualified shares" for satisfying the terms of a Right of Accumulation or a Letter of Intent. Purchases made by reinvestment of dividend or capital gain distributions are "qualified shares" for satisfying the terms of a Right of Accumulation, but are not "qualified shares" for satisfying the terms of a Letter of Intent. Purchases of Class N, Class Y or Class I shares of Oppenheimer funds, purchases under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for Right of Accumulation or Letter of Intent purposes. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of qualified shares that you and your spouse currently own, and other qualified share purchases that you are currently making, to the value of your Class A share purchase of the Fund. The Distributor or the financial intermediary through which you are buying shares will determine the value of the qualified shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed will not be counted.  In totaling your holdings, you may count shares held in:
    your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse,
    accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current qualified share holdings. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of qualified shares over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.00% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

About Class B Shares.  Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within a six year "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

     Class B Shares Will No Longer Be Offered For Sale After June 29, 2012. Investors can continue to purchase Class B shares through June 29, 2012, but will need to designate a different share class for purchases after that date, including for automatic purchases to retirement plans or other accounts. Dividend and/or capital gains distributions will continue to be made in Class B shares, and exchanges of Class B shares into and from other Oppenheimer funds and certain account transfers will be permitted.

     Any investments for existing Class B share accounts that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc. and any new Class B share account applications that are received after that date will be returned.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years Since Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert.

Effective July 1, 2011, Class B shares held in certain retirement plan accounts were converted to Class A shares, or to another share class selected by the plan sponsor. Although Class B shares will no longer be offered after June 29, 2012, current Class B shares will continue to mature and convert to Class A shares according to their established conversion schedule. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

About Class C Shares.  Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

About Class N Shares.  Class N shares are only offered to certain retirement plans. In addition, certain plans that currently invest in Class B shares of the Fund may designate Class N shares for future plan purchases. See "Class N Share Availability" in the Statement of Additional Information for eligibility requirements.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  A group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or

  Class N shares are redeemed within 18 months after an IRA or 403(b) account holder's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

About Class Y Shares. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares.  Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of its shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's investments in the Underlying Funds are based on the Underlying Funds' net asset values on that day.

The Underlying Funds also calculate the net asset value of each class of their shares as of the close of the NYSE, on each day that it is open for trading, by subtracting the class-specific expenses and the amount of an Underlying Fund's liabilities attributable to each share class from the market value of its securities and other assets attributable to that share class. The Underlying Funds' securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class of the Fund and the Underlying Funds is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the judgment of an Underlying Fund's manager) do not accurately reflect the fair value of a security held by one of the Underlying Funds, or if after the close of the principal market on which a security held by an Underlying Fund is traded and before the time as of which the Underlying Fund's net asset value is calculated that day, an event occurs that the Underlying Fund's manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Underlying Fund's Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Underlying Funds' manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by a particular Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Underlying Funds' Boards have adopted valuation procedures and have delegated the day-to-day responsibility for fair value determinations to "Valuation Committees." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by an Underlying Fund's manager are subject to review, approval and ratification by the Underlying Fund's Board at its next scheduled meeting after the fair valuations are determined.

The Underlying Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which it determines its net asset value per share.

Pricing Foreign Securities. The Underlying Funds may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Underlying Funds value their foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by an Underlying Fund.

The Underlying Funds' manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Underlying Funds' fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Funds' foreign investments may change on days when the Fund cannot buy or redeem shares of the Underlying Funds and when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

Sales Charge Waivers.  The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

Buying Shares.  You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Oppenheimer fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts.  The Distributor, in its sole discretion, ma y reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." at the address shown on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. For new investors who do not designate a broker-dealer, Class A shares (and Class Y shares for institutional investors) are the only purchase option. Other share classes may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker -dealer. If a current investor no longer has a broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

Selling Shares.  You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's and the Underlying Funds portfolios to meet redemptions). That means that the redemption proceeds would be paid in securities from the Fund's portfolio on a pro-rata basis, generally consisting of shares of the Underlying Funds. If the Fund redeems your shares in-kind, you might bear transaction costs and would bear market risks until such securities were converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

The Oppenheimer Exchange Privilege.  You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold.  If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges in to another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Transfer Agent may limit or refuse any exchange order from a money market fund in its discretion pursuant to the exchange policy of that fund.

  Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.

  Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either th e fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

Other Limits on Share Transactions.  The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its dis cretion, has engaged in such trading activity.

Submitting Share Transaction Requests. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.  Class Y share transactions may only be submitted in writing, by fax, by phone through a service representative, or through an investor's designated financial intermediary.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

Investment Plans and Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more info rmation.

Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

After June 29, 2012, Class B shares will no longer be offered for new purchases. Shareholders with Asset Builder Plans that currently invest in Class B shares must select a different share class for purchases after that date. Any Class B share purchases that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to share classes offered to individual retirement plans and other account types, generally do not apply to shares offered through a group retirement plan. Purchase, redemption, exchange and transfer requests for a group retirement plan must generally be submitted by the plan administrator, not by plan participants. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes and plan types. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include traditional IRAs, Roth IRAs and rollover IRAs.

  SIMPLE IRAs. These are Savings Incentive Match Plan for Employees IRAs for small business owners or self-employed individuals.

  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

  401(k) Plans. These are special retirement plans for employees of businesses. "Single K" plans are 401(k) plans for self-employed individuals.

  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge.

Effective July 1, 2008, Class B shares were no longer offered to new qualified retirement plans or to non-qualified deferred compensation plans. Effective July 1, 2011, Class B shares held in those plans were converted to Class A shares, or to another share class selected by the plan sponsor. Existing OppenheimerFunds Single K plans are not currently affected by that change. After June 29, 2012, Class B shares will no longer be offered for any new purchases. Retirement plans that currently invest in Class B shares must select a different share class for purchases after that date. Any investments for existing Class B share retirement accounts that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

You may also choose to receive your account documents electronically via eDocs Direct. Visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for information and instructions.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N shares. Altogether, these fees increase the Class B and Class C shares annual expenses by 1.00% and increase the Class N shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class . Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B shares asset-based sales charge. However, for ongoing purchases of Class B shares by OppenheimerFunds Single K plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions. After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc. No sales concessions will be paid on those purchases, however a concession may be paid if the acquired Oppenheimer Money Market Fund, Inc. shares are exchanged for shares of another Oppenheimer fund.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing share holder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

Payments to Financial Intermediaries and Service Providers. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resou rces are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketin g efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

Dividends and Distributions.  The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Taxes.  Dividends and distributions to Fund shareholders are mainly from amounts the Fund receives as dividends or distributions from the Underlying Funds or from gains on sales of shares of the Underlying Funds. Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will "pass through" to the Fund, subject to certain exceptions, as long as the Underlying Funds continue to qualify as "regulated investment companies." The following discussion applies to certain tax aspects of both the Fund and the Underlying Funds.

If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or reinvested in additional shares of the Fund or another Oppenheimer fund, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2013, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2013, certain dividends (including certain dividends from foreign corporations) may be taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends may be eligible for the dividends-received deduction. To the extent the Fund's and the Underlying Funds' distributions are paid from these types of dividends, and provided certain other fund and shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

The Underlying Funds may be subject to foreign income taxes on income or gains from foreign securities. If, at the end of an Underlying Fund's fiscal year more than 50% of the fund's assets are invested in foreign securities, the Fund and the Underlying Fund may make an election which would generally allow shareholders to take a credit or deduction for such foreign taxes on their Federal income tax returns, subject to applicable limitations. If the Fund makes this election, shareholders must include in their income their share of the foreign taxes paid by the Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund and each Underlying Fund have qualified and intend to qualify each year to be taxed as regulated investment companies under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserve the right not to so qualify. In each year that the Fund or an Underlying Fund qualifies as a regulated investment company, it will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For taxable years of the Fund beginning before 2012, certain distributions that may be reported by the Fund as arising from Qualified Interest Income and Qualified Short-term Capital Gains (if applicable) and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against U.S. federal income tax liability.

Avoid "Buying a Distribution." If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.

Remember, There May be Taxes on Transactions. Because the prices of the Fund's shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will notify you if this occurs, In such a case, you would need to reduce the cost of your shares for tax purposes which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares.

Cost Basis Reporting. The Fund will be required to report to the Internal Revenue Service ("IRS"), and furnish to Fund shareholders, detailed "cost basis" and "holding period" information for Fund shares acquired on or after January 1, 2012 ("covered shares") that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the "cost basis" of such shares, (ii) the gross proceeds you received on the redemption and (iii) the "holding period" for the redeemed shares.

The default method for calculating the cost basis of covered shares will be based on the average cost of all Fund shares you purchased on or after January 1, 2012 and prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method via the OppenheimerFunds website, www.oppenheimerfunds.com, or by notifying the Fund's Transfer Agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Financial Highlights Tables

FINANCIAL HIGHLIGHTS
Class A Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$11.17	$9.12	$6.46	$11.83	$12.63
Income (loss) from investment operations:
Net investment income[1]	.09	.08	.04	.08	.38
Net realized and unrealized gain (loss)	(.56)	2.00	2.84	(4.91)	(.65)
Total from investment operations	(.47)	2.08	2.88	(4.83)	(.27)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.03)	(.05)	(.03)	(.33)
Distributions from net realized gain	--	--	(.17)	(.51)	(.20)
Total dividends and distributions to shareholders	(.08)	(.03)	(.22)	(.54)	(.53)
Net asset value, end of period	$10.62	$11.17	$9.12	$6.46	$11.83

Total Return, at Net Asset Value[2]	(4.19)%	22.76%	44.42%	(41.14)%	(2.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$335,138	$352,321	$286,580	$180,042	$262,208
Average net assets (in thousands)	$343,680	$314,559	$244,278	$245,247	$239,348
Ratios to average net assets:[3]
Net investment income	0.82%	0.76%	0.52%	0.77%	2.87%
Total expenses[4]	0.48%	0.51%	0.58%	0.54%	0.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%	0.51%	0.58%	0.54%	0.45%
Portfolio turnover rate	5%	54%	11%	5%	2%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.26%
Year Ended January 31, 2010	1.30%
Year Ended January 31, 2009	1.18%
Year Ended January 31, 2008	1.08%

Class B Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$10.91	$8.97	$6.38	$11.73	$12.54
Income (loss) from investment operations:
Net investment income (loss)[1]	(.01)	(.01)	(.03)	(.01)	.26
Net realized and unrealized gain (loss)	(.53)	1.95	2.79	(4.83)	(.63)
Total from investment operations	(.54)	1.94	2.76	(4.84)	(.37)
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	--	--	--	(.24)
Distributions from net realized gain	--	--	(.17)	(.51)	(.20)
Total dividends and distributions to shareholders	--	--	(.17)	(.51)	(.44)
Net asset value, end of period	$10.37	$10.91	$8.97	$6.38	$11.73

Total Return, at Net Asset Value[2]	(4.95)%	21.63%	43.19%	(41.58)%	(3.23)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,718	$92,953	$76,495	$51,358	$79,187
Average net assets (in thousands)	$87,253	$83,498	$66,935	$71,695	$75,204
Ratios to average net assets:[3]
Net investment income (loss)	(0.06)%	(0.08)%	(0.33)%	(0.07)%	1.98%
Total expenses[4]	1.32%	1.35%	1.45%	1.36%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.35%	1.41%	1.36%	1.25%
Portfolio turnover rate	5%	54%	11%	5%	2%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	2.09%
Year Ended January 31, 2011	2.10%
Year Ended January 31, 2010	2.17%
Year Ended January 31, 2009	2.00%
Year Ended January 31, 2008	1.88%

Class C Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$10.92	$8.97	$6.37	$11.72	$12.53
Income (loss) from investment operations:
Net investment income (loss)[1]	.01	-- [2]	(.02)	-- [2]	.28
Net realized and unrealized gain (loss)	(.55)	1.95	2.79	(4.84)	(.64)
Total from investment operations	(.54)	1.95	2.77	(4.84)	(.36)
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	--	--	--	(.25)
Distributions from net realized gain	--	--	(.17)	(.51)	(.20)
Total dividends and distributions to shareholders	--	--	(.17)	(.51)	(.45)
Net asset value, end of period	$10.38	$10.92	$8.97	$6.37	$11.72

Total Return, at Net Asset Value[3]	(4.95)%	21.74%	43.41%	(41.62)%	(3.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,229	$144,759	$118,730	$ 77,667	$110,383
Average net assets (in thousands)	$140,831	$129,727	$102,982	$103,851	$ 98,098
Ratios to average net assets:[4]
Net investment income (loss)	0.08%	0.00%[5]	(0.26)%	0.01%	2.15%
Total expenses[6]	1.23%	1.26%	1.35%	1.31%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.26%	1.34%	1.31%	1.23%
Portfolio turnover rate	5%	54%	11%	5%	2%
1. Per share amounts calculated based on the average shares outstanding during the period.
2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Less than 0.005%.
6. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.01%
Year Ended January 31, 2010	2.07%
Year Ended January 31, 2009	1.95%
Year Ended January 31, 2008	1.86%

Class N Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$11.13	$9.09	$6.44	$11.80	$12.60
Income (loss) from investment operations:
Net investment income[1]	.06	.06	.03	.06	.35
Net realized and unrealized gain (loss)	(.55)	1.99	2.82	(4.90)	(.65)
Total from investment operations	(.49)	2.05	2.85	(4.84)	(.30)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.01)	(.03)	(.01)	(.30)
Distributions from net realized gain	--	--	(.17)	(.51)	(.20)
Total dividends and distributions to shareholders	(.05)	(.01)	(.20)	(.52)	(.50)
Net asset value, end of period	$10.59	$11.13	$9.09	$6.44	$11.80

Total Return, at Net Asset Value[2]	(4.36)%	22.52%	44.18%	(41.30)%	(2.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,029	$75,333	$61,344	$39,757	$54,336
Average net assets (in thousands)	$66,834	$68,038	$52,200	$52,669	$48,745
Ratios to average net assets:[3]
Net investment income	0.58%	0.57%	0.31%	0.59%	2.67%
Total expenses[4]	0.68%	0.70%	0.76%	0.72%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.70%	0.76%	0.72%	0.68%
Portfolio turnover rate	5%	54%	11%	5%	2%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.45%
Year Ended January 31, 2010	1.48%
Year Ended January 31, 2009	1.36%
Year Ended January 31, 2008	1.31%

Class Y Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$11.21	$9.15	$6.48	$11.88	$12.67
Income (loss) from investment operations:
Net investment income[1]	.13	.19	.10	.15	.43
Net realized and unrealized gain (loss)	(.56)	1.94	2.83	(4.96)	(.64)
Total from investment operations	(.43)	2.13	2.93	(4.81)	(.21)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.07)	(.09)	(.08)	(.38)
Distributions from net realized gain	--	--	(.17)	(.51)	(.20)
Total dividends and distributions to shareholders	(.12)	(.07)	(.26)	(.59)	(.58)
Net asset value, end of period	$10.66	$11.21	$9.15	$6.48	$11.88

Total Return, at Net Asset Value[2]	(3.81)%	23.31%	45.03%	(40.84)%	(2.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,815	$14,579	$4,495	$2,070	$2,530
Average net assets (in thousands)	$14,243	$ 8,034	$3,087	$2,596	$2,508
Ratios to average net assets:[3]
Net investment income	1.21%	1.91%	1.23%	1.49%	3.25%
Total expenses[4]	0.12%	0.07%	0.07%	0.03%	0.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.12%	0.07%	0.07%	0.03%	0.02%
Portfolio turnover rate	5%	54%	11%	5%	2%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	0.89%
Year Ended January 31, 2011	0.82%
Year Ended January 31, 2010	0.79%
Year Ended January 31, 2009	0.67%
Year Ended January 31, 2008	0.65%

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." Growth companies are companies whose earnings and stock are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long term. Currently, this Underlying Fund primarily focuses on established companies that are similar in size to companies in the S&P 500 Index or the Russell 1000 Growth Index. This Underlying Fund primarily invests in securities of U.S. issuers but may also invest in foreign securities. The portfolio manager looks for growth companies with stock prices that she believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of this Underlyin g Fund's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

  companies in business areas that have above-average growth potential, companies with growth rates that the portfolio manager believes are sustainable over time, stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It mainly invests in common stocks of issuers in emerging and developing markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities.

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.
  This Underlying Fund primarily seeks companies with high growth potential.

In general, developing markets are countries outside the United States, most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that the portfolio manager believes are growing and gaining more stability.

In selecting investments for this Underlying Fund, the portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development, and competitive position in its industry. The portfolio manager also looks for newer or established businesses that are entering into a growth cycle, accelerating earnings growth and cash flow, and reasonable stock prices. He considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio manager does not focus on geographic criteria and may invest in growth companies of different capitalization ranges in any developing market country. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization (or "small-cap") companies, which are defined as companies with a market capitalization of less than $3 billion when this Underlying Fund buys them. A company's "market capitalization" is the value of its outstanding common stock relative to that of other companies. Companies are generally classified as small-cap, mid-cap or large-cap. This Underlying Fund's target capitalization range may change over time. These stocks may be traded on stock exchanges or over-the-counter.

The portfolio manager looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

The portfolio manager currently seeks companies with proven management records that are able to handle rapid growth, companies with innovative products or services, and companies that have above average growth profiles and have what the portfolio manager believes are sustainable growth rates. These criteria can vary.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stock of U.S. and foreign companies. This Underlying Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund will normally invest in at least three countries (one of which may be the United States). Typically, this Underlying Fund invests in a number of different countries but is not required to allocate its investments in any set percentages in any particular countries.

The portfolio manager primarily looks for U.S. and foreign companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

The portfolio manager currently focuses on growth-oriented companies, companies that may benefit from global growth trends at attractive valuations, companies with strong competitive positions and high demand for their products or services, and cyclical opportunities in the business cycle and sectors or industries that may benefit from these opportunities. These criteria may vary.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal, while providing current income. This Underlying Fund invests mainly in equity securities of issuers in the U.S. and foreign countries. The portfolio manager expects some of those securities to pay dividends, which would produce income for the Underlying Fund. This Underlying Fund currently emphasizes investments in equities, but it may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" securities, commonly known as "junk bonds." This Underlying Fund is not required to allocate any set percentage of its assets to any particular country or allocate any set percentage to seek capital appreciation or income.

Typically, this Underlying Fund invests in a number of different countries and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes its investments in developed markets. As a fundamental policy, it normally will invest in at least four countries, including the United States.

This Underlying Fund does not limit its investments to companies in a particular capitalization range, but currently invests a substantial portion of its assets in small- and mid-sized companies (currently those having a market capitalization of less than $11 billion).

The portfolio manager looks for U.S. and foreign companies with high growth potential that he believes have reasonably priced stocks in relation to overall stock market valuations. The portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example, businesses with high start-up costs or patent protection. This Underlying Fund may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. At times, this Underlying Fund might seek to take advantage of changes in the business cycle by investing in companies or industries that are sensitive to those changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in these factors which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer International Growth Fund  - This Underlying Fund is a mutual fund that seeks long-term capital appreciation. It mainly invests in the common stock of growth companies that are domiciled or have their primary operations outside of the United States. It may invest 100% of its assets in securities of foreign companies. It may invest in emerging markets as well as in developed markets throughout the world. From time to time it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Under normal market conditions this Underlying Fund will:

  invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and emphasize investments in common stocks of issuers that the portfolio manager considers to be "growth" companies.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. This Underlying Fund can also buy securities convertible into common stock and other securities having equity features. It can use hedging and certain derivative instruments to seek capital appreciation or to try to manage investment risks.

In selecting investments, the portfolio managers evaluate investment opportunities on a company-by-company basis. The portfolio managers look primarily for foreign companies with high growth potential using a "bottom up" investment approach, that is, by looking at the investment performance of individual stocks before considering the impact of general or industry-wide economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position.

The portfolio managers currently focus on the following factors, which may vary in particular cases and may change over time:

  companies that enjoy a strong competitive position and high demand for their products or services;
  companies with accelerating earnings growth and cash flow; and

  diversity among companies, industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio managers do not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer International Small Company Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that are domiciled, or have their primary operations, outside the United States and have market capitalizations of $5 billion or less (described as "small-cap companies").

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies.
  This Underlying Fund will invest at least 65% of its total assets in foreign securities.

This Underlying Fund's capitalization parameter can change as the relative market capitalizations of small-cap issuers change over time. This Underlying Fund measures capitalization at the time the Underlying Fund buys a security and is not required to sell the security if the issuer's capitalization changes.

This Underlying Fund's portfolio managers evaluate investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development and industry competitive position. The portfolio managers also look for companies with the ability to take advantage of business opportunities, and companies that are anticipated to have a positive cash flow in the future, although current cash flow may be negative. These factors may vary in particular cases and may change over time.

The portfolio managers consider the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer International Value Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that the portfolio manager believes are undervalued and that are either domiciled or have their primary operations outside the United States. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred stocks of issuers in at least five different countries outside the United States and may invest 100% of its assets in foreign companies. It can invest in any country, including countries with developed or emerging markets. From time to time, it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. It may invest up to 10% of its total assets in the securities of U.S. issuers.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. It may invest up to 10% of its net assets in fixed-income or convertible securities.

In selecting investments for this Underlying Fund's portfolio, the portfolio manager looks primarily for foreign companies believed to be undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities if and when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, business strategy, product development and industry position. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The portfolio manager may also consider selling a security if its share price is approaching its targeted price or if alternative investment ideas have been developed.

Oppenheimer Main Street Fund® - This Underlying Fund seeks high total return. It mainly invests in common stocks of U.S. companies of different capitalization ranges. This Underlying Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000. The portfolio managers use fundamental research and quantitative models to select securities for this Underlying Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  A fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.

  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. This Underlying Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Oppenheimer Main Street Select Fund® - This Underlying Fund seeks long-term capital appreciation. It invests primarily in common stock of a select group of U.S. companies. This Underlying Fund's porfolio will generally be invested in 35 or fewer issuers. It mainly focuses on "larger capitalization" issuers, which it considers to be companies within the market capitalization range of the Russell 1000 Index. However, it may invest in companies of any market capitalization and may invest in foreign issuers, including issuers in developing market countries.

     The portfolio managers use both quantitative models and fundamental research to select securities for this Underlying Fund. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;
  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, profitability, price momentum, and company fundamentals; and
  Consideration of market and industry trends and general economic conditions.

This Underlying Fund aims to maintain a diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio also includes both growth and value stocks.  The portfolio managers may sell a security if the stock price is approaching its price target; if there has been a deterioration in the company's competitive position or poor execution by the company's management; or if more attractive alternative investment ideas have been identified.

Oppenheimer Main Street Small- & Mid-Cap Fund® - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a market capitalization in the range of the Russell 2500 Index , a measure of small- to mid-cap issuers. The capitalization range of that index is subject to change due to market activity or changes in the composition of the index. The range of the Russell 2500 Index generally widens over time and it is reconstituted annually to preserve its small- and mid-cap character. This Underlying Fund measures a company's capitalization at the tim e the Underlying Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Underlying Fund's capitalization definition. The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

  aims to maintain broad diversification across all major economic sectors;
  uses quantitative models, including sector-specific factors, to rank securities within each economic sector;
  uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
  considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Underlying Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Underlying Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Underlying Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

Oppenheimer Master International Value Fund, LLC - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stocks of companies that are domiciled outside of the United States, or have their primary operations outside the United States, that the investment manager believes are undervalued. It can invest in issuers in any market capitalization range and at times may invest a substantial portion of its assets in a particular capitalization range such as small- or mid-sized companies. This Underlying Fund can invest in emerging as well as developed markets throughout the world, and can invest 100% of its assets in foreign securities. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stock of issuers in at least five different countries outside the United States. Those in vestments include securities of companies organized under the laws of a foreign country or companies that have more than 50% of their operations or assets abroad, or derive more than 50% of their revenue or profits from businesses, investments or sales outside the United States.

This Underlying Fund can invest in securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets but considers securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of its investment allocations.

In selecting securities, the portfolio manager evaluates investment opportunities on a company-by-company basis. He uses a value criteria and a "bottom up" investment approach - that is, analyzing individual stocks before considering the impact of general or industry economic trends. The portfolio manager estimates a company's fair value and compares the estimated value to the company's stock price. This includes fundamental analysis of a company's financial statements, profitability, management structure, operations, business strategy, product development, and competitive positioning, as well as its industry and sector. The portfolio manager monitors individual issuers for changes in the factors above that may lead to a decision to sell a security. The portfolio manager may also sell a security if its share price meets the portfolio manager's targeted price, or if the portfolio manager determines that a new or better investment idea has emerged, but is not required to do so. In addition to investments in stocks, this Underlying Fund may use derivatives and certain other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Real Estate Fund - This Underlying Fund seeks total return through investment in real estate securities. Under normal market conditions, it invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies. This Underlying Fund primarily invests in real estate investment trusts ("REITs") but may also invest in real estate operating companies ("REOCs") and other real estate related securities. The assets of the REITs that this Underlying Fund invests in are primarily land and buildings, although it may invest in REITs that hold mortgages or a combination of investments types.

Oppenheimer Rising Dividends Fund - This Underlying Fund seeks total return. It invests mainly in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the future and emphasizes investments in companies that are expected to grow their dividends over time. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets in securities of companies that the portfolio managers expect to experience dividend growth, including companies that currently pay dividends and are expected to increase them and companies that do not currently pay dividends but are expected to begin paying them in the near future.

This Underlying Fund can invest in issuers in all capitalization ranges. Currently, its stock investments are focused on large-cap issuers, but that emphasis can change over time. While this Underlying Fund mainly invests in common stocks of U.S. companies, it may also invest in other securities, including foreign stocks, fixed-income instruments, convertible securities, preferred stocks, and derivatives such as covered call options.

In selecting investments for this Underlying Fund, the Underlying Fund uses a "top down" approach that focuses on broad economic trends affecting entire markets and industries, as well as a "bottom up" approach that focuses on the fundamental prospects of individual companies and issuers.

Oppenheimer Small- & Mid- Cap Value Fund - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that have a market capitalization up to $13 billion. That range includes both small- and mid-cap stocks. This Underlying Fund has no fixed ratio for the percentage of small-cap and mid-cap stocks required to be held in its portfolio. Under normal market conditions this Underlying Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap and mid-cap issuers.

This Underlying Fund primarily invests in U.S. companies but may also purchase securities of issuers in any country, including developed and emerging market countries. While it has no limits on the percentage of its assets it can invest in foreign securities, normally it does not expect to invest substantial amounts of its assets in foreign securities and generally limits investments in emerging markets to not more than 5% of its total assets. This Underlying Fund emphasizes securities that the portfolio manager believes are undervalued.

In selecting investments for this Underlying Fund, the portfolio manager looks for stocks of small- and mid-cap companies that he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. Those companies may have a low ratio of their stock price to earnings, for example. The portfolio manager also analyzes factors such as a company's book value, sales, earnings, growth potential and cash flows. After considering these criteria, the portfolio manager may look at broader industry and economic trends that could affect the growth potential of particular small- and mid-cap stocks. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

  Favorable supply/demand conditions for key products
  Development of new products or businesses
  Quality of management
  Competitive position in the marketplace
  Effective allocation of capital

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer Value Fund - This Underlying Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. It mainly invests in common stocks of companies that the portfolio manager believes are undervalued. It may also invest in other equity securities, such as preferred stock, rights, warrants and securities convertible into common stock. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While it does not limit its investments to issuers in a particular capitalization range, the portfolio manager currently focuses on securities of larger-size companies.

This Underlying Fund may invest up to 25% of its total assets in foreign securities of companies or governments in any country, including in developed and emerging market countries. It may invest up to 10% of its net assets in debt securities.

In selecting investments, the portfolio manager looks for companies he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. The portfolio manager uses fundamental analysis to select securities based on factors such as a company's long-term earnings and growth potential. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

  Attractive valuation,
  Future supply/demand conditions for its key products,
  Product cycles,
  Quality of management,
  Competitive position in the market place,
  Reinvestment plans for cash generated,
  Better-than-expected earnings reports.

The portfolio manager also monitors individual issuers for changes in their business fundamentals or prospects that may trigger a decision to sell a security, but does not require a decision to do so. The portfolio manager may consider selling a stock for one or more of the following reasons:

  the stock price is approaching its price target,

  the company's fundamentals are deteriorating, or

  alternative investment ideas have been developed.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated January 31, 2012, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-21686 SP0555.001.0512

Oppenheimer Portfolio Series
Active Allocation Fund

Prospectus dated May 30, 2012

NYSE Ticker Symbols
Class A	OAAAX
Class B	OAABX
Class C	OAACX
Class N	OAANX
Class Y	OAAYX

Oppenheimer Portfolio Series Active Allocation Fund is a mutual fund that seeks long-term growth of capital with a secondary objective of current income. The Fund is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Portfolio Series Active Allocation Fund

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks long-term growth of capital with a secondary objective of current income. It is a special type of mutual fund known as a "fund of funds" because it primarily invests in other mutual funds.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 17 of the Fund's prospectus and in the sections "How to Buy Shares" beginning on page 90 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y
Management Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.19%	0.29%	0.19%	0.14%	0.09%
Asset Allocation Fee	0.10%	0.10%	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses	0.71%	0.71%	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.25%	2.10%	2.00%	1.45%	0.90%
Fee Waiver and/or Expense Reimbursement*	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	2.06%	1.96%	1.41%	0.86%

*The Manager has voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This fee waiver and/or expense limitation may not be amended or withdrawn until one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$692	$947	$1,222	$2,005	$692	$947	$1,222	$2,005
Class B	$711	$961	$1,337	$2,029	$211	$661	$1,137	$2,029
Class C	$301	$630	$1,085	$2,347	$201	$630	$1,085	$2,347
Class N	$245	$458	$794	$1,744	$145	$458	$794	$1,744
Class Y	$88	$284	$497	$1,109	$88	$284	$497	$1,109

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies. The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. Those funds are referred to as the "Underlying Funds." Under normal market conditions, the Fund will invest in shares of some or all of the following Underlying Funds that were chosen based on the Manager's determination that they could provide long-term growth of capital and, secondarily, income: Oppenheimer Capital Appreciation Fund, Oppenheimer Champion Income Fund, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Core Bond Fund, Oppenheimer Developing Markets Fund, Oppenheimer Discovery Fund, Oppenheimer Global Fund, Oppenheimer Global Opportunities Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Institutional Money Market Fund, Oppenheimer International Bond Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer International Value Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund,® Oppenheimer Main Street Select Fund,® Oppenheimer Main Street Small- & Mid-Cap Fund,® Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master International Value Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Real Estate Fund, Oppenheimer Rising Dividends Fund, Oppenheimer Rochester National Municipals, Oppenheimer Small- & Mid-Cap Value Fund,  Oppenheimer U.S. Government Trust and Oppenheimer Value Fund.

The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates 75-85% of its assets based on a "static" allocation among the Underlying Funds and 15-25% of its assets based on a "tactical allocation" to those funds and to other investments. The static portion of the Fund's allocation is divided between the Underlying Funds based on asset allocation target ranges of 30-40% in U.S. equities, 15-25% in foreign equities, 20-25% in fixed-income and approximately 5% in alternative funds that provide asset diversification. The Fund's "tactical allocation" strategy adjusts the asset mix to take advantage of temporary market conditions that may present opportunities. For this tactical allocation, the Fund may invest in money market securities or may invest additional ass ets in any of the above Underlying Funds. The Fund and some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Fund and the Underlying Funds can use. The Fund's asset allocation targets may vary in particular cases and may change over time.

Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Fixed-income securities (also referred to as "debt securities") represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment grade (commonly referred to as "junk bonds") and certain of them may invest most, or a significant percentage, of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing market countries. The Underlying Funds that are used for asset diversification may include investments related to commodities, gold and other special metals, real estate or that are inflation protected.

The Manager uses proprietary tactical asset allocation models (including computer aided models) as guides to selecting Underlying Funds for the tactical allocation.  These models use quantitative techniques to identify valuation opportunities across assets and sectors to which the Underlying Funds have exposures.

The Manager monitors the Underlying Fund selections and periodically rebalances the Fund's investments to bring them back within their target asset allocation ranges. In response to changing market or economic conditions, the Manager may change the Underlying Funds or the Fund's target asset allocation ranges at any time, without prior approval from or notice to shareholders.

For temporary periods, the Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments. This will generally occur at times when the Manager is unable to immediately invest cash received from purchases of Fund shares or from redemptions of other investments.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Underlying Funds invest, because of Underlying Fund investment selection or the Fund's asset allocation, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

The following summarizes the main risks that the Fund is subject to based on its investments in the Underlying Funds. The risks described below are risks to the Fund's overall portfolio. These are generally different from the main risks of any one Underlying Fund. While each Underlying Fund has its own particular risk characteristics, the strategy of allocating the Fund's assets to different Underlying Funds may allow those risks to be offset to some extent.

Main Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. The investment objective and principal investment strategies of each of the Underlying Funds are described in the section "More Information About the Underlying Funds" beginning on page 35 of the Fund's prospectus. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of t hat Underlying Fund at a disadvantageous time. The prospectuses and Statements of Additional Information of the Underlying Funds are available without charge by calling toll free at 1.800.225.5677 and can also be viewed and downloaded on the OppenheimerFunds website at www.oppenheimerfunds.com.

Allocation Risk. The Fund's ability to achieve its investment objective depends largely upon selecting the best mix of Underlying Funds. There is the risk that the Manager's evaluations and assumptions regarding the Underlying Funds' prospects may be incorrect in view of actual market conditions.

Market Risk. The value of the securities in which the Underlying Funds invest may be affected by changes in the securities markets. Securities markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. markets may move in the opposite direction from one or more foreign markets.

Main Risks of Investing in Equity Securities. Stocks and other equity securities held by the Underlying Funds fluctuate in price in response to changes in equity markets in general, and at times equity securities may be very volatile. The prices of individual equity securities may not all move in the same direction or at the same time. For example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. Other factors may affect the price of a particular company's securities. Those factors include poor earnings reports, loss of customers, litigation, or changes in regulations affecting the company or its industry. To the extent that an Underlying Fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small- or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share va lue may fluctuate more in response to events affecting the market for those types of securities.

Main Risks of Investing in Fixed-Income Securities. Fixed-income securities held by the Underlying Funds may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Underlying Fund's income or share value might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The value of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amo unt or from the amount the Underlying Fund paid for them. These fluctuations will usually be greater for longer-term debt securities than for shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Underlying Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, the issuers may repay principal more slowly than expected. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Fixed-Income Market Risks . Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper an Underlying Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Lower-Grade Securities.  Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in emerging or developing market countries. Foreign securities owned by an Underlying Fund may trade on weekends or other days when the Fund and the Underlying Funds do not price their shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Fund shareholders may be unable to deduct or take a credit for foreign taxes paid by the Underlying Funds on their foreign investments.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company 's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Main Risks of Derivative Investments. Derivatives may involve significant risks. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. Derivative investments can increase portfolio turnover and transaction costs. Derivatives are subject to counter-party credit risk and may lose money if the issuer fails to pay the amounts due.

Main Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments in asset classes that are expected to perform differently from primary equity and fixed-income investments. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

Affiliated Portfolio Risk. In managing the Fund, the Manager will have authority to select and substitute Underlying Funds. The Manager may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds. However the Manager monitors the investment process to seek to identify, address and resolve any potential issues.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking to combine the growth potential of stocks with a smaller allocation to bonds. Because some Underlying Funds generally invest a substantial portion of their assets in stocks, those investors should be willing to assume the risks of share price fluctuations that are typical for substantial stock investments. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, 5 years and the life of the Fund compare with those of two broad measures of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
www.oppenheimerfunds.com/fund/PortfolioSeriesActiveAllocationFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 17.73% (2nd Qtr 09) and the lowest return was -26.79% (4th Qtr 08). For the period from January 1, 2012 to March 31, 2012 the cumulative return before sales charges and taxes was 9.11%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2011
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 04/05/05)
Return Before Taxes	(10.60%)	(3.94%)	0.16%
Return After Taxes on Distributions	(11.19%)	(4.53%)	(0.49%)
Return After Taxes on Distributions and Sale of Fund Shares	(6.77%)	(3.49%)	(0.10%)
Class B Shares (inception 04/05/05)	(10.68%)	(3.95%)	0.32%
Class C Shares (inception 04/05/05)	(6.94%)	(3.55%)	0.27%
Class N Shares (inception 04/05/05)	(6.33%)	(2.99%)	0.85%
Class Y Shares (inception 04/05/05)	(4.94%)	(2.43%)	1.43%
S&P 500 Index	2.09%	(0.25%)	3.07%*
(reflects no deduction for fees, expenses or taxes)
Barclays Capital Aggregate Bond Index	7.84%	6.50%	5.89%*
(reflects no deduction for fees, expenses or taxes)

*From 3-31-05

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Alan C. Gilston has been a portfolio manager of the Fund since February 2009 and Vice President of the Fund since December 2009. Krishna Memani has been Vice President and a portfolio manager of the Fund since June 2010, and Caleb Wong has been a Vice President of the Fund since December 2004 and a portfolio manager of the Fund since April 2005.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among Underlying Funds with different types of investments will vary over time and the Underlying Fund's portfolios might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund's and the Underlying Funds' investment policies and risks.

The Fund's Principal Investment Strategies and Risks.  The following strategies and types of investments are the ones that the Fund and certain Underlying Funds consider to be the most important in seeking to achieve their investment objectives and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Certain investments may be employed directly by the Fund or through the Underlying Funds.

Investments in the Underlying Funds. Under normal circumstances, the Fund invests in a diversified portfolio made up of varying allocations of investments in the Underlying Funds. The mix of Underlying Funds was chosen to seek diversification and to implement the Fund's allocation strategies. The choice of Underlying Funds, the objectives and policies of the Underlying Funds and the Fund's allocations to the Underlying Funds may change from time to time without approval by the Fund's shareholders.

An Underlying Fund may have investment policies similar to those of one of the other Underlying Funds or other funds advised by the Manager. If one of those other funds purchases or sells a particular security at the same time that an Underlying Fund is purchasing or selling it, such purchases or sales could affect the supply or price of the security. The simultaneous purchase of a security by one Underlying Fund and its sale by another Underlying Fund could also increase the trading costs borne indirectly by the Fund.

Equity Securities.  Some Underlying Funds invest primarily in common stock or other types of equity securities, including preferred stocks, rights and warrants, and securities convertible into common stock. The issuers may be small, medium or large capitalization companies, as defined in the particular Underlying Fund's prospectus. Not all Underlying Funds define small- and mid-cap issuers in the same way. Some of the Underlying Funds may emphasize investments in "growth" securities or "value" securities.

  Common Stock. Common stock represents an ownership interest in the issuer and fluctuates in price in response to conditions affecting the issuer or changes in equity markets in general. An Underlying Fund may invest in common stock to seek capital appreciation, dividend income or both. Common stock is generally subordinate to the other securities of an issuer.
  Preferred Stock. Preferred stocks are a form of equity security that typically have a fixed dividend that may cause their prices to behave more like those of debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until they are paid) or non-cumulative. If prevailing interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of preferred stocks to decline. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.
  Convertible Securities. Some of the Underlying Funds may also buy interest bearing securities that are convertible into common stock. While many convertible securities are debt securities, the Underlying Funds consider some of them to be "equity equivalents" because of their features allowing them to be converted into common stock. Convertible securities may be subject to the risks of the common stock of the issuer as well as to credit risk and interest rate risk. Some of the Underlying Funds may buy convertible securities rated below investment-grade by nationally recognized statistical rating organizations. The credit rating of an "equity equivalent" convertible security generally has less impact on the Underlying Fund's investment decisions than in the case of other debt securities.

Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

Special Risks of Developing and Emerging Markets.  Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of issuers in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationali zation of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Fixed-Income Investments. Some of the Underlying Funds invest primarily in debt securities to seek income. Other Underlying Funds may invest in debt securities for defensive purposes or for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions. Some of the fixed-income investments the Underlying Funds might invest in include:

  money market instruments;
  securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: Treasury securities, mortgage-related government securities (interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities) and forward roll transactions (also referred to as "mortgage dollar rolls");
  municipal securities issued by states and their political subdivisions (such as cities, towns, counties, agencies and authorities), including municipal bonds, municipal notes and interests in municipal leases;
  mortgage-related securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities;
  corporate debt obligations, such as bonds, debentures, notes and preferred stock issued by U.S. and foreign corporations, partnerships or ther business entities;
  other foreign debt securities, including securities issued by foreign governments and "supra-national" entities, such as the World Bank;
  zero-coupon and stripped securities;
  commercial paper (short-term corporate debt);
  asset-backed securities (interests in pools of consumer loans and other trade receivables);
  floating rate and variable rate securities;
  "structured" notes;
  participation interests in loans; and
  repurchase agreements.

Fixed-income investments may be subject to the following risks:

  Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. An Underlying Fund's share prices may go up or down when interest rates change because of the effect of those changes on the value of the Underlying Fund's investments in debt securities.
  These fluctuations will often be greater for longer-term debt securities than for shorter-term debt securities. When the average maturity of an Underlying Fund's portfolio is longer, its share prices may fluctuate more when interest rates change. Zero-coupon or "stripped" securities may be particularly sensitive to interest rate changes. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will repay the mortgages that underlie these securities more quickly than expected, causing the issuer of the security to repay the Underlying Fund prior to the security's expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If an Underlying Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Underlying Fund to lose a portion of its principal investment. Interest-only and principal-only securities, which certain Underlying Funds may buy, are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause the value of an Underlying Fund's shares to fall sharply.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make the interest and principal payments on the security as they become due. U.S. Government securities generally have low credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, an Underlying Fund's income might be reduced, and if an issuer fails to repay principal, the value of that security and of the Underlying Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

Special Risks of Lower-Grade Securities. To seek higher total return or income, some of the Underlying Funds may invest in securities with credit ratings below investment grade (commonly called "junk bonds"). That means that they are rated lower than "Baa" by Moody's Investors Service or "BBB" by Standard & Poor's Rating Service or have comparable ratings by other nationally recognized statistical rating organizations or are unrated securities that the Manager considers to be of equivalent quality. The credit risks of those Underlying Funds may be greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater price fluctuations than investment-grade debt securities. Securities that are (or that have fallen) below investment grade may have a greater risk that the issuer might default on its obligation to pay interest or repay principle. There may be less of a mark et for those securities, making it harder to value them or sell them at an acceptable price. These risks may reduce an Underlying Fund's share prices and the income it earns.

     Foreign Fixed-Income Securities. Some of the Underlying Funds primarily invest in foreign debt securities, including securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called "structured" notes, described below. The Underlying Fund's foreign debt investments may be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the "full faith and credit" of that government. Debt securities of issuers in developing or emerging markets countries may have a higher risk of default and some may be considered speculative.

Time-Zone Arbitrage . Some Underlying Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If an Underlying Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Underlying Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. The Underlying Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Municipal Securities. One underlying Fund, Oppenheimer Rochester National Municipals, primarily invests in municipal securities. Municipal securities are fixed-income securities primarily issued by states, cities, counties and other governmental entities in the United States to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects, or financing public facilities. The interest received from most municipal bonds is exempt from federal, state or local income taxes in the municipalities where the bonds are issued, however the Underlying Fund can invest in municipal securities because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

     Risks of Investing in Municipal Securities . Municipal securities may be subject to interest rate risk and credit risk. The value of the Fund's investment in municipal securities will be highly sensitive to events affecting the fiscal stability of the states, municipalities, agencies, authorities and other instrumentalities that issue the municipal securities. In particular, economic, legislative, regulatory or political developments affecting the ability of a state's issuers to pay interest or repay principal may significantly affect the value of the Fund's investments in these securities. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the state's municipal issuers. Other occurrences, such as catastrop hic natural disasters, can also adversely affect a state's fiscal stability. The recent national economic crisis, among other factors, has caused deterioration in the economies of many states, resulting in an adverse impact on states' spending, revenues and state budgets that has caused many states to operate under significant financial stress.

     Oppenheimer Rochester National Municipals can invest up to 100% of its assets in below-investment-grade securities, therefore that Underlying Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Event-Linked Bonds. One Underlying Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, primarily invests in "event-linked" bonds (sometimes referred to as "catastrophe" bonds). Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. In some cases, the trigger event will not be deemed to have occurred unless the event is of a certain magnitude (based on scientific readings) or causes a certain measurable amount of loss to the issuer, a particular industry group or a reference index.  Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing.

     Risks of Investing in Event-Linked Bonds . If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and additional interest. Event-linked bonds may expose a fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Lack of a liquid market may result in higher transaction costs and the possibility that the Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated by one or more nationally recognized statistical rating organizations, however the Underlying Fund may also invest in unrated event-linked bonds whether or not determined by the Fund's manager to be investment-grade.

     Oppenheimer Master Event-Linked Bond Fund, LLC has no limit as to the maturity of event-linked bonds in which it may invest or to the market capitalization of the issuer.  It can invest without limit in event-linked bonds that are below-investment-grade.

Industry, Sector and Regional Focus. At times, an Underlying Fund may emphasize investments in a particular industry, group of industries, sector or region of the world. Securities of issuers in a particular industry or region might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry or region more than others.

Diversification. While the Fund is a "diversified" fund under the Investment Company Act of 1940, three of the Underlying Funds, Oppenheimer Gold & Special Minerals Fund, Oppenheimer International Bond Fund and Oppenheimer Real Estate Fund are "non-diversified" funds. Accordingly, those funds can invest a greater portion of their assets in the securities of a single issuer than "diversified" funds can. To the extent one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

     Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Value Investing. Value investing seeks stocks that are priced below their real or prospective worth. Value investing uses fundamental analysis and research to seek to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company's current or potential worth.

     Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a selected security is undervalued, the prices of that security might not appreciate as anticipated. A value investing approach could also lead to acquiring fewer securities that might experience rapid price increases during times of market advances. This could cause the investments to underperform strategies that seek capital appreciation by employing only a growth or other non-value approach. Value investing has also gone in and out of favor during past market cycles and is likely to continue to do so. During periods when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for an Underlying Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particu larly volatile, especially in the short-term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all. The Underlying Funds may use different definitions of small- or mid-cap companies, as stated in the Underlying Funds' prospectuses.

     Price Arbitrage. To the extent that some of the Underlying Funds invest significantly in small-cap securities, because those securities may be traded infrequently, investors may seek to trade shares of those funds based on their knowledge or understanding of the value of those types of securities (this is sometimes referred to as "price arbitrage"). Such price arbitrage, if otherwise successful, might interfere with the efficient management of an Underlying Fund's portfolio to a greater degree than would be the case for funds that invest in more liquid securities, because the Underlying Fund may have difficulty selling those securities at advantageous times or prices to satisfy the liquidity requirements created by large and/or frequent trading activity. Successful price arbitrage activities might also dilute the value of an Underlying Fund's shares held by other shareholders.

Investing in Special Situations. Some of the Underlying Funds might periodically seek to benefit from what they perceive to be a "special situation," such as a merger, reorganization, restructuring or other unusual event that is expected to affect a particular issuer. However, there is a risk that the anticipated change or event might not occur, which could have a negative impact on the price of the issuer's securities. An Underlying Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

Cyclical Opportunities. Some Underlying Funds might seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes. An Underlying Fund might also seek to gain from cyclical events that might affect particular issuers or industries. There is a risk that if a cyclical event does not have the anticipated effect, the value of the Underlying Fund's investment could fall.

Investments in Real Estate Securities. One of the Underlying Funds, Oppenheimer Real Estate Fund, invests primarily in shares of real estate investment trusts (REITs). It can also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. That Underlying Fund invests primarily in Equity REITs.

  Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.
  Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
  Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because that Underlying Fund concentrates its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company's securities may also drop because of dividend reductions, lowered cre dit ratings, poor company management, or other factors that affect companies in general. Smaller REIT companies may be subject to greater risks than larger REIT companies. Because that Underlying Fund invests primarily in real estate securities, it may perform poorly during a downturn in that industry.

DERIVATIVE INVESTMENTS. The Fund and the Underlying Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund or an Underlying Fund to increase or decrease its exposure to certain markets or risks.

The Fund and some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Fund and the Underlying Funds can use. The Fund and the Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Fund and the Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

Oppenheimer International Growth Fund can only invest up to 25% of its net assets in derivatives. Oppenheimer Rochester National Municipals may expose up to 35% of its total assets to the effects of leverage from its investments in inverse floaters, discussed below. Other Underlying Funds have no stated limit on derivative investments, but will comply with all applicable laws and regulations. There is no target range for indirect investment in derivatives at the Fund level.

Put and Call Options. Put and call options may be bought or sold on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are "covered." For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under the option. An Underlying Fund might have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that sell put options must identify liquid assets to cover any put options they sell.

     Special Risks of Options. If the Fund or an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if the Fund or an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If the Fund or an Underlying Fund sells a call option on an investment that it owns (referred to as a "covered call") and the investment has increased in value when the call option is exercised, the Fund or Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment's value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. The Fund and certain Underlying Funds can buy and sell futures contracts, including financial futures contracts, volatility index futures and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, the Fund or an Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Fund and the Underlying Funds' investments in futures contracts may involve substantial risks.

Volatility index (VIX) futures are based on the Chicago Board Options Exchange (CBOE) Market Volatility Index, a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

     Special Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund or an Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although the Fund and each Underlying Fund values its assets daily in terms of U.S. dollars, the Fund and the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Fund and an Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usua lly large commercial banks) and their customers.

     Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund or an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Fund or an Underlying Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if the Fund or an Underlying Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty and if a credit event occurred, the Fund or the Underlying Fund would deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty would pay the the Fund or the Underlying Fund par for the bonds. If the Fund or an Underlying Fund sells credit protection using a credit default swap, generally it will receive fixed payments from the counterparty and if a credit event occurred, the Fund or the Underlying Fund would pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty would deliver the bonds to the Fund or the Underlying Fund. If the credit swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments ar e then made on the reduced notional value.

     Risks of Credit Default Swaps. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund or the Underlying Fund may lose money. Credit default swaps are also subject to the risk that the Fund or an Underlying Fund will not properly assess the cost of the underlying investment. If the Fund or an Underlying Fund is selling credit protection, there is a risk that a credit event could occur and that the Fund or the Underlying Fund would have to pay par value on defaulted bonds. If the Fund oran Underlying Fund was buying credit protection, there is a risk that no credit event would occur and neither the Fund or the Underlying Fund would receive no benefit for the premium paid.

Interest Rate Swaps. In an interest rate swap, the Fund or the Underlying Fund and another party exchange the right to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. The terms of the instrument are generally negotiated by the Fund or an Underlying Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument.

     Risks of Interest Rate Swaps. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest Rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund or the Underlying Fund may lose money.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.
     Risks of Total Return Swaps. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund or an Underlying Fund may lose money.

Volatility Swaps. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Manager is incorrect in forecasts of volatility of the underlying asset or reference.

     Risks of Swap Transactions. There is no central exchange or market for swap transactions and therefore they are less liquid than exchange-traded instruments.

Inverse Floaters. Oppenheimer Rochester National Municipals invests in inverse floaters because, under ordinary circumstances, they offer higher yields and thus provide higher income than fixed-rate bonds of comparable maturity and credit quality. An inverse floater is a derivative instrument , typically created by a trust established by a counterparty, that divides a municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an "inverse floater."

     Risks of Inverse Floaters . Inverse floaters pay interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Thus, if short-term interest rates rise after the issuance of the floater, any yield advantage is reduced or eliminated. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to "unwind" the transactio n.

     Oppenheimer Rochester National Municipals will not expose more than 35% of its total assets to the effects of leverage from its investments in inverse floaters.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. One of the Underlying Funds invests primarily in commodity-linked derivatives known as "commodity-linked notes." That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

     Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer. An Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to its investment needs.

One of the Underlying Funds invests primarily in commodity-linked notes. That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

Hedging. The Fund and all of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Fund's or Underlying Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund or an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Fund or an Underlying Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund or an Underlying Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Fund or an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund or an Underlying Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

     Risks of Leverage. Some derivatives the Fund or certain Underlying Funds buy involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Fund's or an Underlying Fund's use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund or an Underlying Fund uses derivatives for leverage its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

The Fund or an Underlying Funds are subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund and the Underlying Funds must identify liquid assets (referred to sometimes as "asset segregation"), or engage in other measures, with regard to its derivative instruments.

Other Investment Strategies and Risks. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

Special Risks of Initial Public Offerings (IPOs). One of the Underlying Funds, Oppenheimer Main Street Small- & Mid-Cap Fund, has no limit on the amount of its assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for that Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Rights and Warrants. Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment.
The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by "Funds of Funds." Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them to increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs an d reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund or an Underlying Fund and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund and the Underlying Funds. That may result in another fund or account holding investment positions that are adverse to an Underlying Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of an Underlying Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as an Underlying Fund or in vest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Underlying Funds and, as a result, the value of securities held by an Underlying Fund or its investment strategies may be adversely affected. Each Underlying Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and an Underlying Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager, however such policies and procedures may also limit the Fund's or the Underlying Funds' investment activities and affect their performance.</ FONT>

Investments in Oppenheimer Institutional Money Market Fund. The Fund and the Underlying Funds can invest their free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund and the Underlying Funds invest in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than they could obtain on their own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund or the Underlying Funds directly. At the time of an investment, the Fund or an Underlying Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As shareholders, the Fund and the Underlying Funds will be subject to their proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of each Underlying Fund's advisory fee to the extent of its share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Underlying Funds usually must hold cash in their portfolios, liquidate portfolio securities, or borrow money, each of which imposes certain costs. Certain Underlying Funds may also, from time to time, participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing an Underlying Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Underlying Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase an Underlying Fund's shares equal to the amount of the Underlying Fund's net redemptions on any given day, at its closing net a sset value. On subsequent days when the Underlying Fund experiences net subscriptions, ReFlow redeems its holdings at the Underlying Fund's net asset value on that day. When an Underlying Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet an Underlying Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of any Underlying Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund or any Underlying Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Fund or an Underlying Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund or an Underlying Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated redemptions of its shares. To the extent the Fund or an Underlying Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a fund is known as "portfolio turnover." The Fund and the Underlying Funds may engage in active and frequent trading to try to achieve their investment objectives and may have portfolio turnover rates of over 100% annually. If the Fund or an Underlying Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Increased portfolio turnover may also result in higher brokerage fees or other transaction costs, which can reduce an Underlying Fund's performance. Most of the Fund's portfolio transactions are purchases or sales of the Underlying Funds' shares, however, which do not entail any brokerage fees or transaction costs. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Changes to the Fund's Investment Policies.  The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Fund's Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund's prospectus or Statement of Additional Information. Each Underlying Fund's Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

Portfolio Holdings. The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website no sooner than 30 days after the end of each calendar month.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Fund's Manager, chooses its investments and handles its day-to-day business, subject to policies established by the Fund's Board of Trustees. The Manager carries out its duties under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960.  The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Manager does not charge a management fee to the Fund. However, the Manager collects indirect management fees from the Fund's investments in the Underlying Funds. For the year ended January 31, 2012, the weighted indirect management fees collected from the Fund's investment in the Underlying Funds, as a percent of average daily net assets of the Fund, was 0.57% for each Class of shares. In addition, the Fund pays the Manager an asset allocation fee of 0.10% of the first $3 billion of average annual net assets of the Fund and 0.08% of average annual net assets in excess of $3 billion.

     The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (including the combined direct (fund level) and indirect (underlying fund level) expenses, but excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) certain other expenses attributable to, and incurred as a result of, a Fund's investments; and (iii) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund's business) to annual rates of 1.45% for Class A shares, 2.20% for Class B shares, 2.20% for Class C shares, 1.70% for Class N shares, and 1.20% for Class Y sh ares as calculated on the daily net assets of the Fund. This waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders. This limitation will be applied after giving effect to any reimbursements by the Distributor of 12b-1 fees paid by the Fund with respect to investments in Class A shares of Underlying Funds that do not offer Class Y shares. The Manager has also voluntarily agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waivers and/or expense reimbursements that may apply, and may not be amended or withdrawn until one year from the date of this prospectus. The Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fee s earned from investments in the Underlying Funds.
     The Fund's transfer agent has voluntarily agreed to limit its fees to 0.35% of average daily net assets per fiscal year for all classes. This voluntary waiver and/or reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

     A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for its fiscal year ended January 31, 2012.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Alan C. Gilston, Krishna Memani and Caleb Wong, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Gilston has been a portfolio manager of the Fund since February 2009 and Vice President of the Fund since December 2009. Mr. Memani has been a Vice President and portfolio manager of the Fund since June 2010. Mr. Wong has been a portfolio manager of the Fund since April 2005 and Vice President of the Fund since December 2004.

     Mr. Gilston has been Vice President and portfolio manager of the Manager since September 1997 and was a member of the Manager's Risk Management Team during various periods. He has been Director of Asset Allocation since September 2010. Mr. Gilston is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the Director of Fixed Income of the Manager since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     Mr. Wong has been a Vice President of the Manager since June 1999. He was head of fixed income quantitative research and risk management of the Manager from 1997-1999 and has worked in fixed-income quantitative research and risk management for the Manager since July 1996. Mr. Wong is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of their individual prospectuses and Statements of Additional Information.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisors, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs or college and retirement savings programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares. Class B shares will no longer be offered for new purchases after June 29, 2012. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans or if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.
Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares.
     Effective July 1, 2011, Class B shares were no longer available for purchase by any 457(f) plan or qualified retirement plan, except for purchases by existing OppenheimerFunds Single K plans.  After June 29, 2012, Class B shares will no longer be offered for new purchases and new Class B share account applications will be returned. See "About Class B Shares" below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in "About Class C Shares" below.
Class N Shares. Class N shares are available only through certain retirement plans. If you buy Class N shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 18 months after the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.00%. See "About Class N Shares" below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. See "About Class Y Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, Class C or Class N shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charges & Breakpoints" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

What is the Minimum Investment.  In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For most types of retirement accounts that OppenheimerFunds offers, the minimum initial investment is $500.
  For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee-based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class.  Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, expenses such as the distribution or service fees will reduce the net asset value and the dividends on share classes that are subject to those expenses.

Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the distribution fees on other share classes. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.

  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.  However, since Class B shares will no longer be offered for sale after June 29, 2012, Class B shares may not be appropriate for investors with automatic investment plans that are expected to continue after that date. See "About Class B Shares" below.

  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold you r shares.

     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B, Class C, and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers' accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

About Class A Shares.  Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	4.75%
$25,000 or more but less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.60%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rate that would apply to a larger purchase. Purchases of "qualified shares" of the Fund and certain other Oppenheimer funds may be added to your Class A share purchases for calculating the applicable sales charge.

Class A, Class B and Class C shares of most Oppenheimer funds (including shares of the Fund), and Class A, Class B, Class C, Class G and Class H units owned in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor" are "qualified shares" for satisfying the terms of a Right of Accumulation or a Letter of Intent. Purchases made by reinvestment of dividend or capital gain distributions are "qualified shares" for satisfying the terms of a Right of Accumulation, but are not "qualified shares" for satisfying the terms of a Letter of Intent. Purchases of Class N, Class Y or Class I shares of Oppenheimer funds, purchases under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for Right of Accumulation or Letter of Intent purposes. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of qualified shares that you and your spouse currently own, and other qualified share purchases that you are currently making, to the value of your Class A share purchase of the Fund. The Distributor or the financial intermediary through which you are buying shares will determine the value of the qualified shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed will not be counted.  In totaling your holdings, you may count shares held in:
    your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse,
    accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current qualified share holdings. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of qualified shares over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 1.00% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares purchased in certain retirement plans, as described below). The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase.  That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources equal to 1.00% of Class A purchases of $1 million or more (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

Class A Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of the Fund by retirement plans that have $1 million or more in plan assets or by certain retirement plans or platforms offered through financial intermediaries or other service providers.

In addition, there is no contingent deferred sales charge on redemptions of certain Class A retirement plan shares offered through financial intermediaries or other service providers. There is no contingent deferred sales charge on redemptions of Class A group retirement plan shares except for shares of certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Shares purchased in grandfathered retirement plans are subject to the contingent deferred sales charge if they are redeemed within 18 months after purchase.

The Distributor does not pay a concession on Class A retirement plan purchases except on purchases by grandfathered retirement plans and plans that have $5 million or more in plan assets. The concession for grandfathered retirement plan purchases is 0.25%. For purchases of Class A shares by retirement plans that have $5 million or more in plan assets (within the first six months from the time the account was established), the Distributor may pay financial intermediaries concessions equal to 0.25% of the purchase price from its own resources at the time of sale. Those payments are subject to certain exceptions described in "Retirement Plans" in the Statement of Additional Information.

About Class B Shares.  Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within a six year "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

     Class B Shares Will No Longer Be Offered For Sale After June 29, 2012. Investors can continue to purchase Class B shares through June 29, 2012, but will need to designate a different share class for purchases after that date, including for automatic purchases to retirement plans or other accounts. Dividend and/or capital gains distributions will continue to be made in Class B shares, and exchanges of Class B shares into and from other Oppenheimer funds and certain account transfers will be permitted.

     Any investments for existing Class B share accounts that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc. and any new Class B share account applications that are received after that date will be returned.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years Since Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert.

Effective July 1, 2011, Class B shares held in certain retirement plan accounts were converted to Class A shares, or to another share class selected by the plan sponsor. Although Class B shares will no longer be offered after June 29, 2012, current Class B shares will continue to mature and convert to Class A shares according to their established conversion schedule. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

About Class C Shares.  Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. The "holding period" for shares purchased after February 5, 2012 will begin on the date of purchase. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

About Class N Shares.  Class N shares are only offered to certain retirement plans. In addition, certain plans that currently invest in Class B shares of the Fund may designate Class N shares for future plan purchases. See "Class N Share Availability" in the Statement of Additional Information for eligibility requirements.

Class N shares are sold at net asset value without an initial sales charge. Class N shares are subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.25%. A contingent deferred sales charge of 1.00% will be imposed on the redemption of Class N shares, if:

  A group retirement plan is terminated, or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan, and the Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund; or

  Class N shares are redeemed within 18 months after an IRA or 403(b) account holder's first purchase of Class N shares of any Oppenheimer fund.

Retirement plans that offer Class N shares may impose charges on plan participant accounts. For more information about buying and selling shares through a retirement plan, see the section "Investment Plans and Services - Retirement Plans" below.

About Class Y Shares. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and Section 529 plans, among others.

An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Present and former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund.

The Price of Fund Shares.  Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of its shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's investments in the Underlying Funds are based on the Underlying Funds' net asset values on that day.

The Underlying Funds also calculate the net asset value of each class of their shares as of the close of the NYSE, on each day that it is open for trading, by subtracting the class-specific expenses and the amount of an Underlying Fund's liabilities attributable to each share class from the market value of its securities and other assets attributable to that share class. The Underlying Funds' securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class of the Fund and the Underlying Funds is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the judgment of an Underlying Fund's manager) do not accurately reflect the fair value of a security held by one of the Underlying Funds, or if after the close of the principal market on which a security held by an Underlying Fund is traded and before the time as of which the Underlying Fund's net asset value is calculated that day, an event occurs that the Underlying Fund's manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Underlying Fund's Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Underlying Funds' manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by a particular Underlying Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Underlying Funds' Boards have adopted valuation procedures and have delegated the day-to-day responsibility for fair value determinations to "Valuation Committees." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by an Underlying Fund's manager are subject to review, approval and ratification by the Underlying Fund's Board at its next scheduled meeting after the fair valuations are determined.

The Underlying Funds' use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which it determines its net asset value per share.

Pricing Foreign Securities. The Underlying Funds may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Underlying Funds value their foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by an Underlying Fund.

The Underlying Funds' manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Underlying Funds' fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Underlying Funds' foreign investments may change on days when the Fund cannot buy or redeem shares of the Underlying Funds and when investors cannot buy or redeem Fund shares.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

Sales Charge Waivers.  The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

Buying Shares.  You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Oppenheimer fund you wish to invest in, your investments will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts.  The Distributor, in its sole discretion, ma y reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." at the address shown on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. For new investors who do not designate a broker-dealer, Class A shares (and Class Y shares for institutional investors) are the only purchase option. Other share classes may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker -dealer. If a current investor no longer has a broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

Selling Shares.  You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's and the Underlying Funds portfolios to meet redemptions). That means that the redemption proceeds would be paid in securities from the Fund's portfolio on a pro-rata basis, generally consisting of shares of the Underlying Funds. If the Fund redeems your shares in-kind, you might bear transaction costs and would bear market risks until such securities were converted into cash.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

The Oppenheimer Exchange Privilege.  You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold.  If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges in to another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Transfer Agent may limit or refuse any exchange order from a money market fund in its discretion pursuant to the exchange policy of that fund.

  Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.

  Asset Allocation Programs. Investment programs by Oppenheimer "funds of funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" in this prospectus.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either th e fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

Other Limits on Share Transactions.  The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its dis cretion, has engaged in such trading activity.

Submitting Share Transaction Requests. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.  Class Y share transactions may only be submitted in writing, by fax, by phone through a service representative, or through an investor's designated financial intermediary.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

Investment Plans and Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more info rmation.

Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

After June 29, 2012, Class B shares will no longer be offered for new purchases. Shareholders with Asset Builder Plans that currently invest in Class B shares must select a different share class for purchases after that date. Any Class B share purchases that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Retirement Plans. The Distributor offers a number of different retirement plans that individuals and employers can use. The procedures for buying, selling, exchanging and transferring shares, and the account features applicable to share classes offered to individual retirement plans and other account types, generally do not apply to shares offered through a group retirement plan. Purchase, redemption, exchange and transfer requests for a group retirement plan must generally be submitted by the plan administrator, not by plan participants. However, the time that transaction requests must be received in order to purchase, redeem or exchange shares at the net asset value calculated on any business day is the same for all share classes and plan types. The types of retirement plans that the Distributor offers include:

  Individual Retirement Accounts (IRAs). These include traditional IRAs, Roth IRAs and rollover IRAs.

  SIMPLE IRAs. These are Savings Incentive Match Plan for Employees IRAs for small business owners or self-employed individuals.

  SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
  403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

  401(k) Plans. These are special retirement plans for employees of businesses. "Single K" plans are 401(k) plans for self-employed individuals.

  Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

Retirement plans that hold shares of Oppenheimer funds in an omnibus account for the benefit of plan participants (other than OppenheimerFunds-sponsored Single DB Plus plans) are not permitted to make initial purchases of Class A shares that would be subject to a contingent deferred sales charge.

Effective July 1, 2008, Class B shares were no longer offered to new qualified retirement plans or to non-qualified deferred compensation plans. Effective July 1, 2011, Class B shares held in those plans were converted to Class A shares, or to another share class selected by the plan sponsor. Existing OppenheimerFunds Single K plans are not currently affected by that change. After June 29, 2012, Class B shares will no longer be offered for any new purchases. Retirement plans that currently invest in Class B shares must select a different share class for purchases after that date. Any investments for existing Class B share retirement accounts that are received after June 29, 2012 will be made in Class A shares of Oppenheimer Money Market Fund, Inc.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

You may also choose to receive your account documents electronically via eDocs Direct. Visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for information and instructions.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class N shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class N shares. Altogether, these fees increase the Class B and Class C shares annual expenses by 1.00% and increase the Class N shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class . Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class N shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B shares asset-based sales charge. However, for ongoing purchases of Class B shares by OppenheimerFunds Single K plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions. After June 29, 2012, Class B shares will no longer be offered for new purchases. New Class B share account applications will be returned and any investments for existing Class B share accounts that are received after that date will be made in Class A shares of Oppenheimer Money Market Fund, Inc. No sales concessions will be paid on those purchases, however a concession may be paid if the acquired Oppenheimer Money Market Fund, Inc. shares are exchanged for shares of another Oppenheimer fund.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing share holder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.

     Class N Shares: At the time of a Class N share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class N share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

Payments to Financial Intermediaries and Service Providers. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resou rces are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketin g efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

Dividends and Distributions.  The Fund intends to declare and pay dividends annually from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A and Class Y shares will generally be higher than those on Class B, Class C and Class N shares, since those share classes normally have higher expenses than Class A and Class Y shares.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

Taxes.  Dividends and distributions to Fund shareholders are mainly from amounts the Fund receives as dividends or distributions from the Underlying Funds or from gains on sales of shares of the Underlying Funds. Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will "pass through" to the Fund, subject to certain exceptions, as long as the Underlying Funds continue to qualify as "regulated investment companies." The following discussion applies to certain tax aspects of both the Fund and the Underlying Funds.

If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax consequences of investing in the Fund. Fund distributions, whether taken in cash or reinvested in additional shares of the Fund or another Oppenheimer fund, are subject to Federal income tax and may be subject to state or local taxes. Distributions paid from short-term capital gains and net investment income are taxable as ordinary income and distributions from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. In taxable years beginning before 2013, long-term capital gains of individuals and other non-corporate taxpayers are taxed at a special reduced rate.

In the case of individuals and other non-corporate taxpayers, for taxable years beginning before 2013, certain dividends (including certain dividends from foreign corporations) may be taxable at the lower rate applicable to long-term capital gains. In the case of certain corporations, some dividends may be eligible for the dividends-received deduction. To the extent the Fund's and the Underlying Funds' distributions are paid from these types of dividends, and provided certain other fund and shareholder level requirements are satisfied, the Fund's individual and non-corporate shareholders may be eligible to claim the reduced tax rate for the distributions and the Fund's corporate shareholders may be eligible to claim the dividends-received deduction.

The Underlying Funds may be subject to foreign income taxes on income or gains from foreign securities. If, at the end of an Underlying Fund's fiscal year more than 50% of the fund's assets are invested in foreign securities, the Fund and the Underlying Fund may make an election which would generally allow shareholders to take a credit or deduction for such foreign taxes on their Federal income tax returns, subject to applicable limitations. If the Fund makes this election, shareholders must include in their income their share of the foreign taxes paid by the Fund.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

The Fund and each Underlying Fund have qualified and intend to qualify each year to be taxed as regulated investment companies under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserve the right not to so qualify. In each year that the Fund or an Underlying Fund qualifies as a regulated investment company, it will not be subject to federal income taxes on its income that it distributes to shareholders.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. For taxable years of the Fund beginning before 2012, certain distributions that may be reported by the Fund as arising from Qualified Interest Income and Qualified Short-term Capital Gains (if applicable) and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund's distributions are derived from dividends, they will not be eligible for this exemption.

Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against U.S. federal income tax liability.

Avoid "Buying a Distribution." If you buy shares of the Fund before it makes a distribution, the distribution will generally be taxable to you even though it may actually be a return of a portion of your investment. You should consider whether you should purchase shares on or just before the ex-dividend date.

Remember, There May be Taxes on Transactions. Because the prices of the Fund's shares fluctuate, you may have a capital gain or capital loss when you sell the shares or exchange them for shares of a different fund. The amount of such gain or loss is generally an amount equal to the difference between the price you paid for the shares and the amount received. Your ability to utilize capital losses may be subject to applicable limitations.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will notify you if this occurs, In such a case, you would need to reduce the cost of your shares for tax purposes which could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares.

Cost Basis Reporting. The Fund will be required to report to the Internal Revenue Service ("IRS"), and furnish to Fund shareholders, detailed "cost basis" and "holding period" information for Fund shares acquired on or after January 1, 2012 ("covered shares") that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the "cost basis" of such shares, (ii) the gross proceeds you received on the redemption and (iii) the "holding period" for the redeemed shares.

The default method for calculating the cost basis of covered shares will be based on the average cost of all Fund shares you purchased on or after January 1, 2012 and prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you will be able to elect another IRS-accepted method via the OppenheimerFunds website, www.oppenheimerfunds.com, or by notifying the Fund's Transfer Agent in writing.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm. KPMG's report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Financial Highlights Tables

FINANCIAL HIGHLIGHTS
Class A Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$9.66	$8.19	$6.28	$11.28	$12.05
Income (loss) from investment operations:
Net investment income[1]	.16	.15	.04	.10	.44
Net realized and unrealized gain (loss)	(.36)	1.41	1.96	(4.74)	(.61)
Total from investment operations	(.20)	1.56	2.00	(4.64)	(.17)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.21)	(.09)	(.09)	--	(.43)
Distributions from net realized gain	--	--	--	(.36)	(.17)
Total dividends and/or distributions to shareholders	(.21)	(.09)	(.09)	(.36)	(.60)
Net asset value, end of period	$9.25	$9.66	$8.19	$6.28	$11.28

Total Return, at Net Asset Value[2]	(2.02)%	19.01%	31.77%	(41.33)%	(1.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,097,812	$1,201,751	$1,070,411	$ 868,187	$1,396,770
Average net assets (in thousands)	$1,147,826	$1,124,399	$ 983,645	$1,267,124	$1,267,499
Ratios to average net assets:[3]
Net investment income	1.63%[4]	1.70%[4]	0.59%	1.00%	3.54%
Total expenses[5]	0.55%[4]	0.57%[4]	0.61%	0.53%	0.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%[4]	0.57%[4]	0.60%	0.53%	0.48%
Portfolio turnover rate	21%[6]	54%	31%	28%	18%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from the Master Funds.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.27%
Year Ended January 31, 2010	1.30%
Year Ended January 31, 2009	1.15%
Year Ended January 31, 2008	1.11%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions	Sale Transactions
Year Ended January 31, 2012	$ 38,216,147	$ 38,258,011

Class B Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$9.49	$8.05	$6.17	$11.20	$11.97
Income (loss) from investment operations:
Net investment income (loss)[1]	.07	.07	(.01)	.01	.33
Net realized and unrealized gain (loss)	(.35)	1.38	1.91	(4.68)	(.59)
Total from investment operations	(.28)	1.45	1.90	(4.67)	(.26)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.01)	(.02)	--	(.34)
Distributions from net realized gain	--	--	--	(.36)	(.17)
Total dividends and/or distributions to shareholders	(.12)	(.01)	(.02)	(.36)	(.51)
Net asset value, end of period	$9.09	$9.49	$8.05	$6.17	$11.20

Total Return, at Net Asset Value[2]	(2.90)%	18.03%	30.85%	(41.90)%	(2.40)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$286,036	$343,069	$312,190	$258,625	$449,130
Average net assets (in thousands)	$315,211	$322,814	$291,118	$389,957	$433,217
Ratios to average net assets:[3]
Net investment income (loss)	0.74%[4]	0.84%[4]	(0.18)%	0.15%	2.64%
Total expenses[5]	1.40%[4]	1.43%[4]	1.49%	1.35%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%[4]	1.43%[4]	1.48%	1.35%	1.27%
Portfolio turnover rate	21%[6]	54%	31%	28%	18%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from the Master Funds.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	2.10%
Year Ended January 31, 2011	2.13%
Year Ended January 31, 2010	2.18%
Year Ended January 31, 2009	1.97%
Year Ended January 31, 2008	1.90%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions	Sale Transactions
Year Ended January 31, 2012	$ 38,216,147	$ 38,258,011

Class C Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$9.48	$8.04	$6.17	$11.18	$11.96
Income (loss) from investment operations:
Net investment income (loss)[1]	.08	.08	(.01)	.02	.34
Net realized and unrealized gain (loss)	(.35)	1.38	1.91	(4.67)	(.60)
Total from investment operations	(.27)	1.46	1.90	(4.65)	(.26)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.02)	(.03)	--	(.35)
Distributions from net realized gain	--	--	--	(.36)	(.17)
Total dividends and/or distributions to shareholders	(.13)	(.02)	(.03)	(.36)	(.52)
Net asset value, end of period	$9.08	$9.48	$8.04	$6.17	$11.18

Total Return, at Net Asset Value[2]	(2.76)%	18.17%	30.80%	(41.79)%	(2.41)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$432,564	$492,493	$442,036	$369,953	$630,990
Average net assets (in thousands)	$463,116	$461,832	$413,626	$560,138	$577,347
Ratios to average net assets:[3]
Net investment income (loss)	0.86%[4]	0.94%[4]	(0.07)%	0.20%	2.77%
Total expenses[5]	1.30%[4]	1.32%[4]	1.38%	1.30%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%[4]	1.32%[4]	1.37%	1.30%	1.24%
Portfolio turnover rate	21%[6]	54%	31%	28%	18%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from the Master Funds.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.02%
Year Ended January 31, 2010	2.07%
Year Ended January 31, 2009	1.92%
Year Ended January 31, 2008	1.87%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions	Sale Transactions
Year Ended January 31, 2012	$ 38,216,147	$ 38,258,011

Class N Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$9.61	$8.14	$6.24	$11.24	$12.02
Income (loss) from investment operations:
Net investment income[1]	.13	.13	.02	.08	.41
Net realized and unrealized gain (loss)	(.36)	1.41	1.96	(4.72)	(.61)
Total from investment operations	(.23)	1.54	1.98	(4.64)	(.20)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.07)	(.08)	--	(.41)
Distributions from net realized gain	--	--	--	(.36)	(.17)
Total dividends and/or distributions to shareholders	(.18)	(.07)	(.08)	(.36)	(.58)
Net asset value, end of period	$9.20	$9.61	$8.14	$6.24	$11.24

Total Return, at Net Asset Value[2]	(2.27)%	18.92%	31.62%	(41.47)%	(1.95)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,589	$148,609	$134,276	$104,818	$161,530
Average net assets (in thousands)	$136,771	$141,119	$123,718	$149,553	$145,988
Ratios to average net assets [3]
Net investment income	1.39%[4]	1.51%[4]	0.27%	0.82%	3.31%
Total expenses[5]	0.75% [4]	0.76% [4]	0.79%	0.74%	0.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%[4]	0.76%[4]	0.78%	0.74%	0.69%
Portfolio turnover rate	21%[6]	54%	31%	28%	18%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from the Master Funds.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.46%
Year Ended January 31, 2010	1.48%
Year Ended January 31, 2009	1.36%
Year Ended January 31, 2008	1.33%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions	Sale Transactions
Year Ended January 31, 2012	$ 38,216,147	$ 38,258,011

Class Y Year Ended January 31,	2012	2011	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$9.76	$8.27	$6.33	$11.33	$12.10
Income (loss) from investment operations:
Net investment income[1]	.19	.20	.06	.15	.50
Net realized and unrealized gain (loss)	(.36)	1.41	2.00	(4.79)	(.63)
Total from investment operations	(.17)	1.61	2.06	(4.64)	(.13)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.12)	(.12)	--	(.47)
Distributions from net realized gain	--	--	--	(.36)	(.17)
Total dividends and/or distributions to shareholders	(.24)	(.12)	(.12)	(.36)	(.64)
Net asset value, end of period	$9.35	$9.76	$8.27	$6.33	$11.33

Total Return, at Net Asset Value[2]	(1.63)%	19.51%	32.47%	(41.15)%	(1.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,742	$12,123	$3,555	$2,706	$3,789
Average net assets (in thousands)	$12,392	$ 8,568	$3,138	$3,724	$3,663
Ratios to average net assets:[3]
Net investment income	2.02%[4]	2.26%[4]	0.77%	1.56%	3.98%
Total expenses[5]	0.20%[4]	0.20% [4]	0.19%	0.15%	0.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.20%[4]	0.20% [4]	0.18%	0.15%	0.13%
Portfolio turnover rate	21%[6]	54%	31%	28%	18%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.
4. Includes the Fund's share of the allocated expenses and/or net investment income from the Master Funds.
5. Total expenses including all underlying fund expenses were as follows:
Year Ended January 31, 2012	0.90%
Year Ended January 31, 2011	0.90%
Year Ended January 31, 2010	0.88%
Year Ended January 31, 2009	0.77%
Year Ended January 31, 2008	0.76%
6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase Transactions	Sale Transactions
Year Ended January 31, 2012	$ 38,216,147	$ 38,258,011

MORE INFORMATION ABOUT THE UNDERLYING FUNDS

Oppenheimer Capital Appreciation Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of "growth companies." Growth companies are companies whose earnings and stock are expected to increase at a faster rate than the overall market. These may be newer companies or established companies of any capitalization range that the portfolio manager believes may appreciate in value over the long term. Currently, this Underlying Fund primarily focuses on established companies that are similar in size to companies in the S&P 500 Index or the Russell 1000 Growth Index. This Underlying Fund primarily invests in securities of U.S. issuers but may also invest in foreign securities. The portfolio manager looks for growth companies with stock prices that she believes are reasonable in relation to overall stock market valuations. In seeking broad diversification of this Underlyin g Fund's portfolio among industries and market sectors, the portfolio manager focuses on a number of factors that may vary in particular cases and over time. Currently the portfolio manager looks for:

  companies in business areas that have above-average growth potential, companies with growth rates that the portfolio manager believes are sustainable over time, stocks with reasonable valuations relative to their growth potential.

This Underlying Fund may sell the stocks of companies that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer Champion Income Fund – This Underlying Fund seeks a high level of current income, by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities. The Underlying Fund's secondary objective is to seek capital growth when that is consistent with its primary objective. It invests in a variety of high-yield debt securities and related instruments. Those investments primarily include lower-grade corporate bonds. To a lesser extent, this Underlying Fund's investments include foreign corporate and government bonds, as well as swaps, including single name and index-linked credit default swaps.

Under normal market conditions, this Underlying Fund invests at least 60% of its total assets in high-yield, lower-grade, fixed-income securities, also referred to as "junk" bonds. The remainder of its assets may be invested in other debt securities, common stocks (and other equity securities), cash or cash equivalents, when the Manager believes these investments are consistent with its objectives. This Underlying Fund has no requirements as to the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.

This Underlying Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's or may be unrated. Lower-grade debt securities are those rated below "BBB" by Standard & Poor's or below "Baa" by Moody's Investors Service, or that have comparable ratings from other nationally recognized rating organizations. Additionally, the Underlying Fund's investment adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of this Underlying Fund's unrated securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund may invest in securities of U.S. or foreign issuers. When it does so, this Underlying Fund will tend to focus on securities of foreign issuers in developing markets. It also uses certain types of derivative investments to try to enhance income or to try to manage ("hedge") investment risks, including: options, futures contracts, swaps, "structured" notes, and certain mortgage-related securities.

In selecting securities, the portfolio manager seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in high-yield debt instruments. The portfolio manager currently uses a "bottom up" approach, focusing on the performance of individual securities while considering industry trends. He evaluates an issuer's liquidity, financial strength and earnings power. He also analyzes the overall investment opportunities and risks in different market sectors, industries and countries. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Issuers with earnings growth rates that are faster than the growth rate of the overall economy,
  Issuers with improvements in relative cash flows and liquidity to help them meet their obligations,
  Corporate sectors that in the portfolio manager's view are undervalued in the marketplace,
  Changes in the business cycle that might affect corporate profits, and
  Securities or sectors that will help the overall diversification of the portfolio.

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria.

Oppenheimer Commodity Strategy Total Return Fund – This Underlying Fund seeks total return, mainly by investing in a combination of commodity-linked derivatives, corporate and governmental fixed-income securities and certain other types of derivative investments.

     Commodity-Linked Derivatives. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. Commodity-linked derivatives may include commodity-linked notes, swaps, futures and options. The value of some commodity-linked derivatives may be based on a multiple of those price movements.

     Physical commodities are assets that have tangible properties. This Underlying Fund's commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The commodity-linked instruments that this Underlying Fund invests in may be linked to the price movements of: a physical commodity such as heating oil, livestock, or agricultural products; a commodity option or futures contract; a commodity index such as the S&P GSCI® ("S&P GSCI," formerly the "Goldman Sachs Commodity Index"); or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets. This Underlying Fund does not intend to invest more than 10% of its total assets, determined at the time of investment, in commodity-linked notes that mature in more than 19 months.
     Fixed-Income Securities. The fixed-income securities this Underlying Fund may invest in may be of any maturity and may include U.S. Government securities, repurchase agreements, money market securities and affiliated money market funds. This Underlying Fund may buy debt securities for liquidity purposes, for collateral management or to seek income.
Other Derivative Investments. This Underlying Fund may also invest in other derivative instruments such as forwards, options, futures and swaps relating to debt securities, interest rates or currencies. It may do so to seek to increase its investment returns or to hedge against declines in the value of this Underlying Fund's other investments.
     This Underlying Fund can purchase investment-grade and below investment-grade securities (also referred to as "junk bonds"). It can invest up to 10% of its assets in lower-grade securities. This Underlying Fund may invest in U.S. or foreign securities, including derivative instruments that trade on U.S. or foreign exchanges or in the "over-the- counter" ("OTC") market.
    This Underlying Fund can also invest up to 25% of its total assets in its wholly-owned and controlled subsidiary (the "Subsidia ry"). The Subsidiary primarily invests in commodity-linked derivatives (including commodity futures, options and swap contracts) and fixed-income securities and other investments that serve as collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as this Underlying Fund.

     In selecting investments for this Underlying Fund's portfolio, the portfolio managers generally allocate this Underlying Fund's commodity-linked investments among a variety of different commodity sectors, based on the weightings of the components of the Underlying Fund's benchmark index, the S&P GSCI. This Underlying Fund is not an "index" fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the S&P GSCI. The portfolio managers currently focus on the following inter-related components, which may vary in particular cases and may change over time:
     Commodities Selection. The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality between two commodities or contracts with the intent of exploiting temporary market ineff iciencies. This Underlying Fund's proprietary models also incorporate fundamental and technical factors intended to identify extreme market pricing imbalances for individual commodities or sectors and catalysts that may potentially eliminate the particular imbalances.
      Form of Investment. The portfolio managers also consider which instrument or form of investment is best suited to provide the desired commodities exposure. If the portfolio managers determine that a commodity-linked note is appropriate, this Underlying Fund would generally invest directly in the commodity-linked note. If the portfolio managers decide that a commodity futures contract, swap or option on a futures contract is appropriate, this Underlying Fund might enter into the futures or swap contract or purchase the option directly or it might invest in that instrument indirectly through its Subsidiary.
       Collateral Management. The portfolio managers use a team approach to construct a portfolio of fixed-income securities that includes U.S. government securities, repurchase agreements, money market securities and affiliated money market funds to provide collateral, liquidity and income.
      Performance and Portfolio Risk Monitoring. The portfolio managers monitor the performance and risks of this Underlying Fund's investments on an ongoing basis.

This Underlying Fund's investment in the Subsidiary will vary based on the portfolio managers' use of different types of commodity-linked derivatives. If this Underlying Fund increases its use of commodity linked notes, that would typically result in a lower level of investment in the Subsidiary. If this Underlying Fund increases its use of commodity futures, swaps or options on futures, that would typically result in a higher level of investment in the Subsidiary.
      Industry Concentration. This Underlying Fund will maintain exposure of 25% or more of its total assets in securities and derivatives linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors as a group. However, it will not concentrate more than 25% of its total assets in issuers in any one industry. At times this Underlying Fund may emphasize investments in some industries more than others. The individual components of an index will be considered as separate industries for this purpose.

Oppenheimer Core Bond Fund – This Underlying Fund seeks total return by investing mainly in debt instruments. Under normal market conditions, it invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade debt securities (generally referred to as "bonds"). A debt security represents money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. Debt securities can include:

  Domestic and foreign corporate debt obligations;

  Domestic and foreign government debt obligations, including U.S. government securities;

  Mortgage-related securities;
  Asset-backed securities; and
  Other debt obligations.

The portfolio managers' overall strategy is to build a diversified portfolio of corporate and government bonds. In selecting investments, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors.

This Underlying Fund's investments in U.S. government securities may include securities issued or guaranteed by the U.S. government or its agencies or federally-chartered entities referred to as "instrumentalities." There is no required allocation of this Underlying Fund's assets among the above classes of securities, but it currently focuses on U.S. government securities and investment-grade corporate debt securities. When market conditions change, the portfolio managers might change this relative asset allocation focus.

This Underlying Fund can invest up to 20% of its total assets in high-yield debt securities that are below investment-grade (commonly referred to as "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. The Underlying Fund may also invest in unrated securities, in which case the Underlying Fund's investment adviser, OppenheimerFunds, Inc. may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund has no limitations on the range of maturities of the debt securities in which it can invest and may hold securities with short-, medium- or long-term maturities. The maturity of a security differs from its effective duration, which attempts to measure the expected volatility of a security's price to interest rate changes. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decrease 3%. To try to decrease volatility, this Underlying Fund seeks to maintain a weighted average effective portfolio duration of three to six years, measured on a dollar-weighted basis using the effective duration of the securities included in the portfolio and the amount invested in each of those securities. However, the duration of the portfolio might not meet that target due to market e vents or interest rate changes that cause debt securities to be repaid more rapidly or more slowly than expected.

This Underlying Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developed and emerging markets. It may not invest more than 20% of its net assets in foreign debt securities.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks. Futures, swaps and "structured" notes are examples of the types of derivatives it can use.

In selecting investments for this Underlying Fund, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the coporate and government sectors. This Underlying Fund mainly seeks income earnings on this Underlying Fund's investments plus capital appreciation that may arise from decreases in interest rates, from improving credit fundamentals for a particular sector or security or from other investment techniques.

This Underlying Fund may sell securities that the portfolio managers believe no longer meet the above criteria.

Oppenheimer Developing Markets Fund – This Underlying Fund aggressively seeks capital appreciation. It mainly invests in common stocks of issuers in emerging and developing markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities.

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers whose principal activities are in at least three developing markets.
  This Underlying Fund primarily seeks companies with high growth potential.

In general, developing markets are countries outside the United States, most of Western Europe, Canada, Japan, Australia and New Zealand that have economies, industries and stock markets that the portfolio manager believes are growing and gaining more stability.

In selecting investments for this Underlying Fund, the portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development, and competitive position in its industry. The portfolio manager also looks for newer or established businesses that are entering into a growth cycle, accelerating earnings growth and cash flow, and reasonable stock prices. He considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The portfolio manager does not focus on geographic criteria and may invest in growth companies of different capitalization ranges in any developing market country. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer Discovery Fund – This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. It emphasizes stocks of small-capitalization (or "small-cap") companies, which are defined as companies with a market capitalization of less than $3 billion when this Underlying Fund buys them. A company's "market capitalization" is the value of its outstanding common stock relative to that of other companies. Companies are generally classified as small-cap, mid-cap or large-cap. This Underlying Fund's target capitalization range may change over time. These stocks may be traded on stock exchanges or over-the-counter.

The portfolio manager looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

The portfolio manager currently seeks companies with proven management records that are able to handle rapid growth, companies with innovative products or services, and companies that have above average growth profiles and have what the portfolio manager believes are sustainable growth rates. These criteria can vary.

Oppenheimer Global Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stock of U.S. and foreign companies. This Underlying Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. This Underlying Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-cap companies.

As a fundamental policy, this Underlying Fund will normally invest in at least three countries (one of which may be the United States). Typically, this Underlying Fund invests in a number of different countries but is not required to allocate its investments in any set percentages in any particular countries.

The portfolio manager primarily looks for U.S. and foreign companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

The portfolio manager currently focuses on growth-oriented companies, companies that may benefit from global growth trends at attractive valuations, companies with strong competitive positions and high demand for their products or services, and cyclical opportunities in the business cycle and sectors or industries that may benefit from these opportunities. These criteria may vary.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Global Opportunities Fund – This Underlying Fund seeks capital appreciation consistent with preservation of principal, while providing current income. This Underlying Fund invests mainly in equity securities of issuers in the U.S. and foreign countries. The portfolio manager expects some of those securities to pay dividends, which would produce income for the Underlying Fund. This Underlying Fund currently emphasizes investments in equities, but it may also invest in debt securities and may invest up to 25% of its assets in "lower-grade" securities, commonly known as "junk bonds." This Underlying Fund is not required to allocate any set percentage of its assets to any particular country or allocate any set percentage to seek capital appreciation or income.

Typically, this Underlying Fund invests in a number of different countries and can invest in any country, including countries with developing or emerging markets. However, this Underlying Fund currently emphasizes its investments in developed markets. As a fundamental policy, it normally will invest in at least four countries, including the United States.

This Underlying Fund does not limit its investments to companies in a particular capitalization range, but currently invests a substantial portion of its assets in small- and mid-sized companies (currently those having a market capitalization of less than $11 billion).

The portfolio manager looks for U.S. and foreign companies with high growth potential that he believes have reasonably priced stocks in relation to overall stock market valuations. The portfolio manager looks for growth opportunities such as companies in industries with substantial barriers to new competition, for example, businesses with high start-up costs or patent protection. This Underlying Fund may also invest in securities of issuers in "special situations," such as mergers, reorganizations, restructurings or other unusual events.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. At times, this Underlying Fund might seek to take advantage of changes in the business cycle by investing in companies or industries that are sensitive to those changes. The portfolio manager does not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in these factors which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer Gold & Special Minerals Fund – This Underlying Fund seeks capital appreciation. It invests mainly in common stocks of companies that are involved in mining, processing or dealing in gold or other metals or minerals and may invest all of its assets in those securities. As a non-fundamental policy, under normal market conditions, at least 80% of this Underlying Fund's net assets, plus any borrowings for investment purposes, will be invested in those companies. As a fundamental policy, the Underlying Fund invests at least 25% of its investments in mining securities and metal investments.

This Underlying Fund may invest in U.S. or foreign companies, including companies in developing or emerging markets. It has no limit on its foreign investments. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

This Underlying Fund relies primarily on evaluations of a company's fundamentals. It also uses a proprietary model that is designed to assess a company's financial statements and management structure, as well as the company's operations and new developments. To arrive at buy and sell decisions, this Underlying Fund considers the growth potential and the valuations of the stocks of particular companies, and ranks the companies that have been reviewed by the model.

The Underlying Fund has established a Cayman Islands company that is wholly-owned and controlled by the Underlying Fund (the "Subsidiary"). The Underlying Fund expects to invest up to 25% of its total assets in the Subsidiary. The Subsidiary will invest primarily in commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Underlying Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Underlying Fund.

This Underlying Fund's investment in the Subsidiary may vary based on the portfolio manager's use of different types of commodity-linked derivatives, fixed-income securities and other investments. Since the Underlying Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Underlying Fund may be considered to be investing indirectly in those investments through its Subsidiary.

Oppenheimer Institutional Money Market Fund – This Underlying Fund's objective is to seek current income and stability of principal. It is a money market fund that invests in a variety of money market instruments to seek current income and to try to maintain a stable share price of $1.00. Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities. They include, for example, bank obligations, repurchase agreements, commercial paper, other corporate debt obligations and government debt obligations.

This Underlying Fund is regulated under Section 2a-7 under the Investment Company Act. That section includes requirements for maintaining high credit quality in this Underlying Fund's portfolio, a short average portfolio maturity to seek to reduce the effects of changes in prevailing interest rates and diversification of the investments among issuers to seek to reduce the effects of a default by any one issuer on the portfolio.

To be considered "high-quality," money market investments generally must be rated in one of the two highest credit-quality categories for short-term securities by nationally recognized statistical rating services. If unrated, a security must be determined by this Underlying Fund's investment manager, to be of comparable quality to those rated securities. Income on short-term securities tends to be lower than income on longer-term debt securities, so the Fund's yield will likely be lower than the yield on longer-term fixed-income funds.

Oppenheimer International Bond Fund – This Underlying Fund's primary objective is to seek total return.  As a secondary objective, this Underlying Fund seeks income when consistent with total return. This Underlying Fund invests mainly in debt securities of foreign government and corporate issuers. A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. This Underlying Fund can invest in various types of debt securities, generally referred to as "bonds," including government bonds, corporate debt obligations, "structured" notes, participation interests in loans, "zero-coupon" or "stripped" securities, certain mortgage-related securities or asset-backed securities and other debt ob ligations.

Under normal market conditions, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities. It typically invests in at least three countries other than the United States. This Underlying Fund invests in debt securities of issuers in both developed and emerging markets throughout the world.

This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might emphasize securities of issuers in a particular capitalization range. It can invest in debt securities having short, intermediate or long maturities.

This Underlying Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities below investment-grade (commonly called "junk bonds"). "Investment-grade" debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody's or Standard & Poor's. This Underlying Fund may also invest in unrated securities, in which case the Underlying Fund's Investment Manager, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Manager's credit analysis is consistent or comparable to the credit analysis used by a nationally recognized statistical rating organization.

This Underlying Fund may also use derivatives to seek increased returns or to try to manage investment risks, including, for example, options, forward contracts, futures contracts, swaps, and "structured" notes. This Underlying Fund actively manages foreign currency exposure, both to reduce risk and to seek to enhance return. To do so, it may invest in foreign exchange derivatives, including forwards and options that reference foreign currencies, including currencies of developing and emerging market countries.

In selecting securities, the portfolio managers evaluate the overall investment opportunities and risks in individual national economies. The portfolio managers analyze the business cycle, political and macro-economic factors that affect exchange rates and interest rates in both emerging and developing market countries. The portfolio managers currently focus on investment opportunities for higher yields than are available in U.S. markets and opportunities in investments denominated in foreign currencies that compare favorably to the U.S. dollar. These factors may vary in particular cases and may change over time.

Oppenheimer International Growth Fund  - This Underlying Fund is a mutual fund that seeks long-term capital appreciation. It mainly invests in the common stock of growth companies that are domiciled or have their primary operations outside of the United States. It may invest 100% of its assets in securities of foreign companies. It may invest in emerging markets as well as in developed markets throughout the world. From time to time it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. Under normal market conditions this Underlying Fund will:

  invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and emphasize investments in common stocks of issuers that the portfolio manager considers to be "growth" companies.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. This Underlying Fund can also buy securities convertible into common stock and other securities having equity features. It can use hedging and certain derivative instruments to seek capital appreciation or to try to manage investment risks.

In selecting investments, the portfolio managers evaluate investment opportunities on a company-by-company basis. The portfolio managers look primarily for foreign companies with high growth potential using a "bottom up" investment approach, that is, by looking at the investment performance of individual stocks before considering the impact of general or industry-wide economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development, and industry position.

The portfolio managers currently focus on the following factors, which may vary in particular cases and may change over time:

  companies that enjoy a strong competitive position and high demand for their products or services;
  companies with accelerating earnings growth and cash flow; and

  diversity among companies, industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio managers do not invest any fixed amount of this Underlying Fund's assets according to these criteria and the trends that are considered may change over time. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Oppenheimer International Small Company Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that are domiciled, or have their primary operations, outside the United States and have market capitalizations of $5 billion or less (described as "small-cap companies").

  Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies.
  This Underlying Fund will invest at least 65% of its total assets in foreign securities.

This Underlying Fund's capitalization parameter can change as the relative market capitalizations of small-cap issuers change over time. This Underlying Fund measures capitalization at the time the Underlying Fund buys a security and is not required to sell the security if the issuer's capitalization changes.

This Underlying Fund's portfolio managers evaluate investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development and industry competitive position. The portfolio managers also look for companies with the ability to take advantage of business opportunities, and companies that are anticipated to have a positive cash flow in the future, although current cash flow may be negative. These factors may vary in particular cases and may change over time.

The portfolio managers consider the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Oppenheimer International Value Fund - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stock of companies that the portfolio manager believes are undervalued and that are either domiciled or have their primary operations outside the United States. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in common and preferred stocks of issuers in at least five different countries outside the United States and may invest 100% of its assets in foreign companies. It can invest in any country, including countries with developed or emerging markets. From time to time, it may place greater emphasis on investing in one or more particular regions such as Asia, Europe or Latin America. It may invest up to 10% of its total assets in the securities of U.S. issuers.

This Underlying Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest a substantial portion of its assets in one or more particular capitalization ranges. It may invest up to 10% of its net assets in fixed-income or convertible securities.

In selecting investments for this Underlying Fund's portfolio, the portfolio manager looks primarily for foreign companies believed to be undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities if and when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, business strategy, product development and industry position. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The portfolio manager may also consider selling a security if its share price is approaching its targeted price or if alternative investment ideas have been developed.

Oppenheimer Limited-Term Government Fund -  This Underlying Fund seeks high current return and safety of principal. It invests primarily in debt securities issued by the U.S. government or its agencies and instrumentalities.

Under normal market conditions, as a non-fundamental policy, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements on those securities and hedging instruments approved by its Board of Trustees.

This Underlying Fund may invest up to 20% of its net assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, investment-grade corporate debt obligations having a rating at the time of acquisition by this Underlying Fund of at least "BBB" by Standard & Poor's Rating Service or "Baa" by Moody's Investors Service or a comparable rating by another nationally recognized securities rating organization or unrated corporate debt obligations deemed by the Manager to have a comparable rating, and certain other high quality debt obligations.

U.S. government securities include debt securities issued or guaranteed by the U.S. Treasury, such as Treasury bills, notes or bonds, and securities issued or guaranteed by U.S. government agencies or federally-chartered entities that are referred to as "instrumentalities" of the U.S. government.

Not all of the U.S. government securities this Underlying Fund buys are issued or guaranteed by the U.S. government as to payment of interest and repayment of principal. Some are backed by the right of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the instrumentality. The securities this Underlying Fund buys may pay interest at fixed, floating, or variable rates, or may be "stripped" securities whose interest coupons have been separated from the security and sold separately.

This Underlying Fund seeks to maintain an average effective portfolio duration of not more than three years (measured on a dollar-weighted basis) to try to reduce the volatility of the value of its securities portfolio. However, it can invest in securities that have short-, medium- or long-term maturities and may use derivative investments to try to reduce interest rate risks. The duration of the portfolio might not meet that target at all times due to interest rate changes and other market events.

This Underlying Fund may also use derivatives to seek to increase its investment return or for hedging purposes. Options, futures, mortgage-related derivatives, total return swaps and credit default swaps are examples of derivatives this Underlying Fund can use.

This Underlying Fund invests significant amounts of its assets in mortgage-related derivative securities, such as collateralized mortgage obligations ("CMOs") and mortgage participation certificates. They include mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government, such as the Government National Mortgage Association. This Underlying Fund also may enter into forward roll transactions.

This Underlying Fund can invest in "inverse floaters," which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income.

The portfolio managers compare the yields, relative values and risks of different types of U.S. government securities and government agency securities to provide portfolio diversity to help preserve principal. The portfolio managers currently focus on sectors of the U.S. government debt market that they believe offer good relative values, securities that have relatively high income potential, and securities that help reduce exposure to changes in interest rates to seek to preserve principal and meet its duration target. These factors may vary in particular cases and may change over time. This Underlying Fund may sell securities that the portfolio managers believe are no longer favorable with regard to these factors.

This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. government.

Oppenheimer Main Street Fund® - This Underlying Fund seeks high total return. It mainly invests in common stocks of U.S. companies of different capitalization ranges. This Underlying Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000. The portfolio managers use fundamental research and quantitative models to select securities for this Underlying Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  A fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.

  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. This Underlying Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Oppenheimer Main Street Select Fund® - This Underlying Fund seeks long-term capital appreciation. It invests primarily in common stock of a select group of U.S. companies. This Underlying Fund's porfolio will generally be invested in 35 or fewer issuers. It mainly focuses on "larger capitalization" issuers, which it considers to be companies within the market capitalization range of the Russell 1000 Index. However, it may invest in companies of any market capitalization and may invest in foreign issuers, including issuers in developing market countries.

     The portfolio managers use both quantitative models and fundamental research to select securities for this Underlying Fund. While the process may change over time or vary in particular cases, in general the selection process currently uses:

  Fundamental analysis of issuers regarding factors such as financial performance, position in their industry, the strength of their business model and their management;
  Quantitative models to rank securities within each sector to identify potential buy and sell candidates for further research. A number of company-specific factors are analyzed in constructing the models, including valuation, profitability, price momentum, and company fundamentals; and
  Consideration of market and industry trends and general economic conditions.

This Underlying Fund aims to maintain a diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio also includes both growth and value stocks.  The portfolio managers may sell a security if the stock price is approaching its price target; if there has been a deterioration in the company's competitive position or poor execution by the company's management; or if more attractive alternative investment ideas have been identified.

Oppenheimer Main Street Small- & Mid-Cap Fund® - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the value of its outstanding common stock. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of companies having a market capitalization in the range of the Russell 2500 Index , a measure of small- to mid-cap issuers. The capitalization range of that index is subject to change due to market activity or changes in the composition of the index. The range of the Russell 2500 Index generally widens over time and it is reconstituted annually to preserve its small- and mid-cap character. This Underlying Fund measures a company's capitalization at the tim e the Underlying Fund buys a security and is not required to sell a security if the company's capitalization moves outside of the Underlying Fund's capitalization definition. The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

  aims to maintain broad diversification across all major economic sectors;
  uses quantitative models, including sector-specific factors, to rank securities within each economic sector;
  uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
  considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Underlying Fund seeks to limit exposure to so-called "top-down" or "macro" risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a "bottom-up" approach to portfolio construction.

The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers. Although the Underlying Fund mainly invests in U.S. companies, it can invest in securities issued by companies or governments in any country. The Underlying Fund primarily invests in common stock but may also invest in other types of securities, such as units of master limited partnerships or other securities that are consistent with its investment objective.

The portfolio managers might sell a security if the price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

Oppenheimer Master Event-Linked Bond Fund, LLC - This Underlying Fund seeks a high level of current income principally derived from investment on debt securities. Under normal circumstances, it will invest at least 80% of its net assets in event-linked bonds. This Underlying Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. Although this is not a fundamental policy, the amount so invested will not be changed by the Fund's Board of Directors without providing shareholders at least 60 days prior notice of the change. Event-linked bonds are fixed income securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event, such as an earthquake or hurricane. In most cases, the trigger event will not be deemed to have occurred unless the event happened in a particular geographic area and was of a cer tain magnitude (based on scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event occurs prior to a bond's maturity, this Underlying Fund may lose all or a portion of its principal and additional interest. If the trigger event does not occur, this Underlying Fund will recover its principal plus interest.

This Underlying Fund may invest in event-linked bonds issued by foreign sovereigns or by U.S. or foreign entities that are corporations, partnerships, trusts or other types of business entities. The Fund has no limit as to the maturity of event-linked bonds in which it invests or as to the market capitalization of the issuer. This Underlying Fund can invest without limit in event-linked bonds that are below investment grade, commonly called "junk bonds," which are bonds rated below BBB- by Standard & Poor's Ratings Services ("S&P") or Baa3 by Moody's Investors Service, Inc., ("Moody's"), or that have comparable ratings by another rating organization. This Underlying Fund may invest in unrated event-linked bonds, whether or not determined by this Underlying Fund's manager, OppenheimerFunds, Inc. (the "Manager"), to be investment grade.

When selecting event-linked bonds for investment, the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), first screens the potential universe of event-linked bonds by performing its own analysis based on quantitative and qualitative research or by requesting other market participants to identify event-linked bonds that meet criteria determined by the Manager. The Manager may rely upon information and analysis obtained from brokers, dealers and ratings organizations, among other sources. The Manager then uses quantitative and qualitative analysis to select appropriate event-linked bonds within each trigger event category, such as Japanese Typhoon and Pacific Northwest (U.S.) Earthquake. The Manager's qualitative analysis may consider various factors, such as trigger transparency, sponsor basis risk, call provisions, moral hazard, and correlation with other investments. The Manager then utilizes quantitative methods to determine the desired allocation of event-linked bonds by trigger event category. The Manager seeks to diversify the Fund's portfolio of event-linked bonds by investing in bonds with different issuers and different types of trigger events. The Manager will continue to monitor event-linked bonds in its portfolio for the duration of the Fund's investment.

In addition to investments in event-linked bonds, this Underlying Fund may use certain other investments and investment strategies described further below and in the Statement of Additional Information. The Manager might not always use all of these different types of investments and strategies. The allocation of this Underlying Fund's portfolio among the different types of permitted investments will vary over time based upon the Manger's evaluation of economic and market trends.

Oppenheimer Master Inflation Protected Securities Fund, LLC -  This Underlying Fund seeks total return. Under normal conditions, it will invest at least 80% of its net assets, plus borrowings for investment purposes, in inflation-indexed debt securities of varying maturities issued by the U.S. government, foreign governments, their agencies and instrumentalities, and U.S. and foreign corporations. Although this is not a fundamental policy, the amount so invested will not be changed by this Underlying Fund's Board of Directors without providing shareholders at least 60 days prior notice of the change.

Inflation-indexed debt securities are fixed-income securities (also referred to as "bonds") that are structured to seek to provide protection against inflation, a sustained increase in the price of goods and services that erodes the purchasing power of money. The value of a bond's principal or the interest rate paid is adjusted to track changes in a stated inflation measure. The value of the bond's principal or the interest rate paid on the bond is adjusted to track changes in a stated inflation measure. With respect to inflation-indexed bonds whose principal is adjusted with inflation, if the index measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to smaller principal amounts) will be reduced. If the index measuring inflation rises, both the principal value and the interes t payable (calculated with respect to a larger principal amount) will increase. With respect to inflation-indexed bonds whose interest rate is adjusted with inflation, instead of adjusting the bond's principal amount, the inflation adjustment is reflected in the coupon payment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities.

This Underlying Fund may invest a significant amount of its assets in Treasury Inflation-Protected Securities ("TIPS"). TIPS are backed by the full faith and credit of the U.S. government for payment of interest and repayment of principal and have little credit risk. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity is the greater of the adjusted principal amount and the original principal amount. While TIPS have little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

This Underlying Fund may invest in inflation-indexed securities having short, intermediate or long maturities. It can invest in rated or unrated inflation-indexed securities. It does not limit its investments to a particular credit quality or rating category and can invest in inflation-indexed debt securities below investment grade (commonly called "junk bonds"). However, this Underlying Fund's investments in securities below investment grade, including its investments in inflation-indexed debt securities, will not exceed 20% of its net assets. This Underlying Fund may invest in inflation-indexed securities of issuers in both developed and emerging markets, and can invest up to 100% of its total assets in foreign securities. This Underlying Fund may buy inflation-indexed debt securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range.

When selecting inflation-indexed debt securities for investment, the Manager, seeks to build a broadly diversified portfolio to try to moderate the special risks of investing in inflation-indexed debt securities. This Underlying Fund's portfolio manager typically employs a "top down" model to analyze and predict the direction of global inflation rates and economic conditions. In selecting securities, this Underlying Fund's portfolio manager researches the universe of inflation-indexed government and corporate securities and weighs yields and relative values against risks. The portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  Inflation rates and implied inflation rates (the difference in yield between conventional government bonds and related inflation-indexed bonds of comparable maturity) in the United States and other countries,
  Interest rates,

  Economic and monetary policy of the U.S. government and foreign governments, and

  Economic conditions in the United States and other countries.

In addition to investments in inflation-indexed securities, this Underlying Fund may use certain other investments and investment strategies, including investments and investment strategies that are not indexed to inflation, described further below and in the Statement of Additional Information. The Manager might not always use all of these different types of investments and strategies. The allocation of this Underlying Fund's portfolio among the different types of permitted investments will vary over time based upon the Manger's evaluation of economic and market trends.

Oppenheimer Master International Value Fund, LLC - This Underlying Fund seeks long-term capital appreciation. It invests mainly in common stocks of companies that are domiciled outside of the United States, or have their primary operations outside the United States, that the investment manager believes are undervalued. It can invest in issuers in any market capitalization range and at times may invest a substantial portion of its assets in a particular capitalization range such as small- or mid-sized companies. This Underlying Fund can invest in emerging as well as developed markets throughout the world, and can invest 100% of its assets in foreign securities. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stock of issuers in at least five different countries outside the United States. Those in vestments include securities of companies organized under the laws of a foreign country or companies that have more than 50% of their operations or assets abroad, or derive more than 50% of their revenue or profits from businesses, investments or sales outside the United States.

This Underlying Fund can invest in securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets but considers securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of its investment allocations.

In selecting securities, the portfolio manager evaluates investment opportunities on a company-by-company basis. He uses a value criteria and a "bottom up" investment approach - that is, analyzing individual stocks before considering the impact of general or industry economic trends. The portfolio manager estimates a company's fair value and compares the estimated value to the company's stock price. This includes fundamental analysis of a company's financial statements, profitability, management structure, operations, business strategy, product development, and competitive positioning, as well as its industry and sector. The portfolio manager monitors individual issuers for changes in the factors above that may lead to a decision to sell a security. The portfolio manager may also sell a security if its share price meets the portfolio manager's targeted price, or if the portfolio manager determines that a new or better investment idea has emerged, but is not required to do so. In addition to investments in stocks, this Underlying Fund may use derivatives and certain other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Master Loan Fund, LLC - This Underlying Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. Under normal circumstances, it will invest at least 80% of its net assets in loans made to U.S. and foreign corporations, partnerships or other business entities. It may invest directly in loans (as an original lender or by assignment from a lender) or indirectly in loans through loan participation agreements or certain derivative instruments.

This Underlying Fund may invest in loans with fixed interest rates or in "floating" or "adjustable" rate loans that pay interest at rates that float above or are adjusted periodically based on a benchmark that reflects current interest rates, such as the "prime rate" offered by one or more major U.S. banks or the London Inter-Bank Offered Rate (referred to as "LIBOR"). It can invest in collateralized or uncollateralized loans and has no limits on the maturity of loans or the market capitalization range of borrowers.

This Underlying Fund can invest without limit in loans that are below investment grade (sometimes referred to as "junk bonds"). Those are loans rated below BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc., or that have comparable ratings by another rating organization. This Underlying Fund may also invest in unrated loans, including those considered to be below investment grade. It can invest in loans made in connection with highly leveraged transactions, loans where the borrower is experiencing financial difficulty or is insolvent and in loans that are in default at the time this Underlying Fund buys them. When selecting loans for investment, the investment manager performs its own analysis based on information obtained from agents that originate or administer loans, other lenders, and ratings organizations, among other sources that may consider various factors such a s the borrower's past and projected financial performance; tangible assets and cash flows; management quality and depth; collateral quality, if any; and the state of its industry. The portfolio manager may also consider the credit quality of the agent bank's or other intermediaries' debt obligations and the market for loans generally. The portfolio manager will continue to monitor the credit quality of loans and the status of the applicable borrowers for the duration of this Underlying Fund's investment. In addition to investments in loans, this Underlying Fund may invest in other debt obligations, derivatives and may use other investments and strategies described in its prospectus and Statement of Additional Information.

Oppenheimer Real Estate Fund - This Underlying Fund seeks total return through investment in real estate securities. Under normal market conditions, it invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies. This Underlying Fund primarily invests in real estate investment trusts ("REITs") but may also invest in real estate operating companies ("REOCs") and other real estate related securities. The assets of the REITs that this Underlying Fund invests in are primarily land and buildings, although it may invest in REITs that hold mortgages or a combination of investments types.

Oppenheimer Rising Dividends Fund - This Underlying Fund seeks total return. It invests mainly in common stocks of companies that currently pay dividends or are expected to begin paying dividends in the future and emphasizes investments in companies that are expected to grow their dividends over time. Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets in securities of companies that the portfolio managers expect to experience dividend growth, including companies that currently pay dividends and are expected to increase them and companies that do not currently pay dividends but are expected to begin paying them in the near future.

This Underlying Fund can invest in issuers in all capitalization ranges. Currently, its stock investments are focused on large-cap issuers, but that emphasis can change over time. While this Underlying Fund mainly invests in common stocks of U.S. companies, it may also invest in other securities, including foreign stocks, fixed-income instruments, convertible securities, preferred stocks, and derivatives such as covered call options.

In selecting investments for this Underlying Fund, the Underlying Fund uses a "top down" approach that focuses on broad economic trends affecting entire markets and industries, as well as a "bottom up" approach that focuses on the fundamental prospects of individual companies and issuers.

Oppenheimer Rochester National Municipals - This Underlying Fund seeks high current income exempt from federal income taxes by investing in a diversified portfolio of high-yield municipal securities. It invests in municipal securities that, in the opinion of counsel to the issuer of the security, are exempt from federal income tax. Under normal market conditions, and as a fundamental policy, this Underlying Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from federal income tax. This includes securities that generate income subject to the alternative minimum tax.

Up to 100% of the securities this Underlying Fund buys may be high-yield, lower-grade fixed income securities, including those below investment-grade (commonly called "junk bonds"). Under normal market conditions, however, this Underlying Fund intends to invest approximately 50% to 70% of its total assets in these types of securities. Below-investment-grade debt securities are those rated below "BBB-" by Standard & Poor's or "Baa3" by Moody's or comparable ratings by other nationally recognized statistical rating organizations (or, in the case of unrated securities, determined by this Underlying Fund's investment adviser to be comparable to securities rated investment-grade). This Underlying Fund also invests in unrated securities, in which case this Underlying Fund's investment adviser, OppenheimerFunds, Inc., internally assigns ratings to those securities, after assessing their credit qualit y and other factors, in categories similar to those of nationally recognized statistical rating organizations.

Since this Underlying Fund may invest in lower-rated and below-investment-grade securities without limit, its investments should be considered speculative. This Underlying Fund does not limit its investments to securities of a particular maturity range, and may hold both short-and long-term securities. However, it currently focuses on longer-term securities to seek higher yields. This portfolio strategy is subject to change.

This Underlying Fund also borrows for leverage and invests in inverse floaters, a variable rate obligation and form of derivative, to seek increased income and return. This Underlying Fund can expose up to 35% of its total assets to the effects of leverage from its investments in inverse floaters. It also can borrow money to purchase additional securities, another form of "leverage". Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of total assets.

In selecting securities for this Underlying Fund, the portfolio managers look at a wide range of municipal sectors, coupons, and revenue sources for high-yield, tax-exempt municipal securities that offer high-income opportunities, might be overlooked by other investors and funds (including, in particular, unrated securities or securities of smaller issuers), or are special situations that provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the fund, but are not required to do so.

Oppenheimer Small- & Mid- Cap Value Fund - This Underlying Fund seeks capital appreciation. It mainly invests in common stocks of U.S. companies that have a market capitalization up to $13 billion. That range includes both small- and mid-cap stocks. This Underlying Fund has no fixed ratio for the percentage of small-cap and mid-cap stocks required to be held in its portfolio. Under normal market conditions this Underlying Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap and mid-cap issuers.

This Underlying Fund primarily invests in U.S. companies but may also purchase securities of issuers in any country, including developed and emerging market countries. While it has no limits on the percentage of its assets it can invest in foreign securities, normally it does not expect to invest substantial amounts of its assets in foreign securities and generally limits investments in emerging markets to not more than 5% of its total assets. This Underlying Fund emphasizes securities that the portfolio manager believes are undervalued.

In selecting investments for this Underlying Fund, the portfolio manager looks for stocks of small- and mid-cap companies that he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. Those companies may have a low ratio of their stock price to earnings, for example. The portfolio manager also analyzes factors such as a company's book value, sales, earnings, growth potential and cash flows. After considering these criteria, the portfolio manager may look at broader industry and economic trends that could affect the growth potential of particular small- and mid-cap stocks. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

  Favorable supply/demand conditions for key products
  Development of new products or businesses
  Quality of management
  Competitive position in the marketplace
  Effective allocation of capital

This Underlying Fund may sell securities that the portfolio manager believes no longer meet the above criteria, but is not required to do so.

Oppenheimer U.S. Government Trust - This Underlying Fund seeks high current income consistent with the preservation of capital. It mainly invests in debt securities issued or guaranteed by the U.S. Treasury or by other agencies or entities of the U.S. government, referred to as "instrumentalities."

Under normal market conditions, this Underlying Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. government securities. It typically invests a substantial portion of its assets in mortgage-related U.S. government securities, including collateralized mortgage obligations (called CMOs), mortgage participation certificates and forward rolls. It may also invest up to 20% of its net assets in securities issued by private entities, including mortgage-related securities that do not have any government guarantees.

     The portfolio managers weigh yields and relative values against risks and they currently focus on securities that they feel have high relative income potential. This Underlying Fund may invest in debt securities that pay interest at fixed, floating or variable rates and can buy securities of any maturity. When the average maturity of its portfolio is longer, its share prices may fluctuate more when interest rates change. This Underlying Fund limits its investments in private issuer securities to investment-grade securities but it is not required to dispose of a debt security if its rating falls after it is purchased.

     This Underlying Fund may use derivative instruments, including futures, CMOs, and total return swaps to try to enhance income and manage investment risks. The prices of derivative securities may be more volatile than the prices of other types of securities. This Underlying Fund's share prices and distributions are not backed or guaranteed by the U.S. government.

Oppenheimer Value Fund - This Underlying Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. It mainly invests in common stocks of companies that the portfolio manager believes are undervalued. It may also invest in other equity securities, such as preferred stock, rights, warrants and securities convertible into common stock. This Underlying Fund may buy securities issued by companies of any size or market capitalization range and at times might increase its emphasis on securities of issuers in a particular capitalization range. While it does not limit its investments to issuers in a particular capitalization range, the portfolio manager currently focuses on securities of larger-size companies.

This Underlying Fund may invest up to 25% of its total assets in foreign securities of companies or governments in any country, including in developed and emerging market countries. It may invest up to 10% of its net assets in debt securities.

In selecting investments, the portfolio manager looks for companies he believes have been undervalued by the market. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. This Underlying Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The portfolio manager uses a "bottom up" approach to select securities one at a time before considering industry trends. The portfolio manager uses fundamental analysis to select securities based on factors such as a company's long-term earnings and growth potential. The portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

  Attractive valuation,
  Future supply/demand conditions for its key products,
  Product cycles,
  Quality of management,
  Competitive position in the market place,
  Reinvestment plans for cash generated,
  Better-than-expected earnings reports.

The portfolio manager also monitors individual issuers for changes in their business fundamentals or prospects that may trigger a decision to sell a security, but does not require a decision to do so. The portfolio manager may consider selling a stock for one or more of the following reasons:

  the stock price is approaching its price target,

  the company's fundamentals are deteriorating, or

  alternative investment ideas have been developed.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and audited financial statements included in its most recent Annual Report dated January 31, 2012, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-21686 SP0550.001.0512

Oppenheimer Portfolio Series

Conservative Investor Fund
Moderate Investor Fund
Equity Investor Fund
Active Allocation Fund

Statement of Additional Information     May 30, 2012

This Statement of Additional Information ("SAI") is not a prospectus. This document contains additional information about the Oppenheimer Portfolio Series Funds (each a "Fund" and together the "Funds") and supplements information in each Fund's Prospectus (each a "Prospectus") dated May 30, 2012. It should be read together with the related Fund's prospectus. You can obtain a Fund's Prospectus by writing to the Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Oppenheimer Portfolio Series

To Summary Prospectus

Additional Information About the Funds' Investment Policies and Risks

The investment objective, the principal investment policies, and the main risks of the Funds are described in the Prospectus. Each Fund is a special type of fund known as a "fund of funds" that invests primarily in a diversified portfolio of Oppenheimer mutual funds. Those funds are referred to as the "Underlying Funds." This SAI contains supplemental information about those policies and risks and the types of securities the Funds' and Underlying Funds' investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Funds or the Underlying Funds. Additional information is also provided about the strategies that each Fund may use to try to achieve its objective. Any reference to the term "Fund" throughout this SAI refers to each of the Funds unless otherwise indicated.

The Fund's Investment Policies. The Fund normally invests in a portfolio of Class Y shares of the Underlying Funds. The Fund may invest in Class A shares of an Underlying Fund if Class Y shares are not available. The composition of those investments, and the factors considered in allocating the Fund's assets among the Underlying Funds, will vary over time. The Fund and Underlying Funds are not required to use all of the investment techniques and strategies described below in seeking their objectives. They may use some of the special investment techniques and strategies only at some times or not at all.

From time to time, the Fund may also invest in the securities of individual issuers directly, as described below. The risks of such direct investments in those securities are the same risks that the securities have in the portfolios of the Underlying Funds. However, the Fund may have greater exposure to such securities, and therefore to such risks, when it makes a direct investment.

The Underlying Funds' Investment Policies. The Funds' Prospectus includes the investment objective and a brief description of each of the Underlying Funds. The Underlying Funds are currently: Oppenheimer Capital Appreciation Fund ("Capital Appreciation Fund"), Oppenheimer Champion Income Fund ("Champion Income Fund"), Oppenheimer Commodity Strategy Total Return Fund ("Commodity Strategy Total Return Fund"), Oppenheimer Core Bond Fund ("Core Bond Fund"), Oppenheimer Developing Markets Fund ("Developing Markets Fund"), Oppenheimer Discovery Fund ("Discovery Fund"), Oppenheimer Global Fund ("Global Fund"), Oppenheimer Global Opportunities Fund ("Global Opportunities Fund"), Oppenheimer Gold & Special Minerals Fund ("Gold & Special Minerals Fund"), Oppenheimer Institutional Money Market Fund ("Institutional Money Market Fund"), Oppenheimer International Bond Fund ("International Bond Fund"), Oppenheimer Internatio nal Growth Fund ("International Growth Fund"), Oppenheimer International Small Company Fund ("International Small Company Fund"), Oppenheimer International Value Fund ("International Value Fund"),  Oppenheimer Limited-Term Government Fund ("Limited-Term Government Fund"), Oppenheimer Main Street Fund® ("Main Street Fund"), Oppenheimer Main Street Select Fund® ("Main Street Select Fund"), Oppenheimer Main Street Small- & Mid- Cap Fund® ("Main Street Small- & Mid- Cap Fund"), Oppenheimer Master Event-Linked Bond Fund, LLC ("Master Event-Linked Bond Fund"), Oppenheimer Master Inflation Protected Securities Fund, LLC ("Master Inflation Protected Securities Fund"), Oppenheimer Master International Value Fund, LLC ("Master International Value Fund"), Oppenheimer Master Loan Fund, LLC ("Master Loan Fund"), Oppenheimer Real Estate Fund ("Real Estate Fund"), Oppenheimer Rising Dividends Fund ("Rising Dividends Fund") Oppenheimer Rochester National Municipals ("Rochester National Municipals"), Oppenheimer Small- & Mid- Cap Value Fund ("Small- & Mid- Cap Value Fund"), Oppenheimer U.S. Government Trust ("U.S. Government Trust") and Oppenheimer Value Fund ("Value Fund").

Set forth below is supplemental information about the types of securities the Underlying Funds may invest in, as well as investment techniques or strategies the Underlying Funds may use to try to achieve their objectives. The choice of Underlying Funds, the objectives and investment policies of the Underlying Funds and the Funds' allocations to the Underlying Funds may change without notice to or approval of the Funds' shareholders.

For more complete information about each Underlying Fund's investment policies and strategies, please refer to each Underlying Fund's prospectus and Statement of Additional Information. You may obtain a copy of an Underlying Fund's prospectus and Statement of Additional Information by calling 1.800.225.5677, or by downloading it from the OppenheimerFunds, Inc. website at www.oppenheimerfunds.com.

Equity Securities

Some of the Underlying Funds focus their investments in equity securities of U.S. and/or foreign companies. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Investments in equity securities may include stocks of companies of all market capitalization ranges: small-cap, mid-cap and large-cap. Certain of the Underlying Funds emphasize equity investments in one or more capitalization ranges. Certain of the Underlying Funds pursue a "growth" investing strategy, while others pursue a "value" investing policy.

Preferred Stock. Preferred stock are equity securities that have a dividend rate payable from the company's earnings. Their stated dividend rate causes preferred stock to have some characteristics of debt securities. If interest rates rise, the fixed dividend on preferred stock may be less attractive and the price of those securities will likely decline. If interest rates fall their price will likely increase.

Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require that all, or a portion of, any unpaid dividends must be paid before the issuer can pay dividends on its common stock. "Participating" preferred stock may be entitled to a larger dividend than the stated dividend in certain cases. "Auction rate" preferred stock has a dividend rate that is set by a Dutch auction process.

Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates fall.

Preferred stock do not constitute a liability of the issuer and therefore do not offer the same degree of capital protection or assured income as debt securities. Preferred stock generally rank ahead of common stock and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy.

Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer's common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as "equity equivalents" because of their conversion feature. The market value of a convertible security reflects both its "investment value," which is its expected income potential, and its "conversion value," which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will generally behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will generally behave more like an equity security. In that case, it s price will tend to fluctuate with the price of the underlying common stock or other security.

Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of an issuer's bankruptcy or liquidation.

For convertible securities that are considered to be "equity equivalents," their credit quality generally has less impact on the security's value than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager may consider a number of factors, including:

  whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a "cap" or a conversion formula or other type of limit;
  whether the convertible security can be exchanged at a time determined by the investor rather than by the issuer;
  whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer's convertible securities were converted into common stock); and
  the extent to which the convertible security may participate in any appreciation in the price of the issuer's common stock.

Rights and Warrants. Rights and warrants may be purchased directly or may be acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Growth Companies. Growth companies are those companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of factors that characterize them as "growth" issuers. They might:

  be generating or applying new technologies, new or improved distribution techniques or new services, own or develop natural resources,
  be companies that can benefit from changing consumer demands or lifestyles, or be companies that have projected earnings in excess of the average for their sector or industry.

Securities of newer growth companies might offer greater opportunities for capital appreciation than securities of larger, more established companies. However, these securities also involve greater risks than securities of more established companies.

Value Investing. A value investing approach seeks stocks and other equity securities that appear to be temporarily undervalued by various measures such as price/earnings ratios. Value investing looks for securities with low prices in relation to their real worth or future prospects in the hope that the prices will rise when other investors realize the intrinsic value of the securities.

Value investing uses research into an issuer's underlying financial condition and prospects to identify potential investments. Some of the criteria that may be used are:

  Price/earnings ratio, which is a stock's price divided by its earnings (or its long-term earnings potential) per share. A stock that has a price/earnings ratio lower than its historical range, or lower than the market as a whole or than similar companies, may offer an attractive investment opportunity.
  Price/book value ratio, which is the stock price divided by the book value per share of the company.
  Dividend yield, which is measured by dividing the annual dividend by the stock price per share.
  Asset valuation, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace, their liquidation value and their intellectual property value.

Small- and Mid-Cap Issuers. Securities of small- and mid-sized issuers may be subject to greater price volatility than securities of larger issuers. Certain Underlying Funds focus on equity securities of issuers having a market capitalization of a specified size or range, and therefore may invest a substantial portion of their assets in securities of small-, mid- or large-sized issuers. Other Underlying Funds may, from time to time, emphasize issuers in one or more capitalization ranges based on the Manager's judgment of where the best market opportunities are. If an Underlying Fund focuses on investments in smaller sized companies its share prices may fluctuate more than that of funds focusing on larger issuers. The market capitalization ranges used by the Underlying Funds will vary from fund to fund.

Investing in Small, Unseasoned Companies. These are companies that have typically been in operation for less than three years, including the operations of any predecessors. Because small, unseasoned companies may be less secure financially, they may rely on borrowing to a greater extent. In that case, they may be more susceptible to adverse changes in interest rates than larger, more established companies. Small, unseasoned companies may also offer fewer products and rely on fewer key personnel. Market or economic developments may have a significant impact on these companies and on the value of their securities. These companies may have a limited trading market and the prices of their securities may be volatile, which could make them difficult to sell in a short period of time at a reasonable price. If other investors that own the security are trading it at the same time, it may have a more significant effect on the security's price than that trading activity would have on the security price of a larger company. These securities may be considered speculative and could increase overall portfolio risks.

Cyclical Opportunities. Some of the Underlying Funds seek to take advantage of short-term market movements or events affecting particular issuers or industries by investing in companies that are sensitive to changes in the business cycle. For example, when the economy is expanding, companies in the consumer durables and technology sector might benefit. There is the risk that those securities might lose value if the business cycle becomes unfavorable to that issuer or industry or if the favorable cyclical movement is not realized.

Real Estate Investment Trusts (REITs). REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT can focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

To the extent that a REIT focuses on a particular project, sector of the real estate market or geographic region, its share price will be affected by economic and political events affecting that project, sector or geographic region. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

Some of the Underlying Funds can invest in real estate development companies and operating companies in addition to REITs. They can also buy shares of companies engaged in other real estate businesses.

Foreign Securities. Foreign securities include equity and debt securities of issuers organized under the laws of countries other than the United States and debt securities issued or guaranteed by foreign governmental or by supra-national entities. They may also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. Securities denominated in foreign currencies issued by U.S. companies may also be considered to be "foreign securities." Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets may not be considered "foreign securities" because they are not subject to many of the special considerations and risks that apply to foreign securities held and traded abroad. Foreign securities may be traded on foreign securities exchanges or in foreign over-the-counter markets.

Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts ("ADRs") or similar depository arrangements to be "foreign securities" for purposes of their investment allocations.

For specific information on the types of securities that an Underlying Fund considers "foreign securities," and any limitations on the total amount of an Underlying Fund's assets that can be invested in foreign securities, please refer to the Underlying Fund's Prospectus and SAI.

Risks of Foreign Investing. Investments in foreign securities present special risks and considerations not usually associated with investments in U.S. securities. Those may include:

  a lack of public information about foreign issuers;
  lower trading volume and less liquidity in foreign securities markets than in U.S. markets;
  greater price volatility in foreign markets than in U.S. markets;
  less government regulation of foreign issuers, exchanges and brokers than in the U.S.;
  a lack of uniform accounting, auditing and financial reporting standards in foreign countries compared to those applicable to U.S. issuers;
  fluctuations in the value of foreign investments due to changes in currency rates;
  the expense of currency exchange transactions;
  greater difficulties in pricing securities in foreign markets;
  foreign government restrictions on investments by U.S. and other non-local entities;
  higher brokerage commission rates than in the U.S.;
  increased risks of delays in clearance and settlement of portfolio transactions;
  unfavorable differences between the U.S. economy and some foreign economies;
  greater difficulty in commencing and pursuing lawsuits or other legal remedies;
  less regulation of foreign banks and securities depositories;
  increased risks of loss of certificates for portfolio securities;
  government restrictions on the repatriation of profits or capital or other currency control regulations;
  the possibility in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
  the reduction of income by foreign taxes.

Foreign securities are often denominated in currencies other than the U.S. dollar, which means that changes in the currency exchange rate will affect the value of those securities. Generally, when the U.S. dollar increases in value against a foreign currency, a security denominated in that currency is worth less in U.S. dollars and when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency is worth more in U.S. dollars.

In the past, government policies have discouraged investments in certain foreign countries through economic sanctions, trade restrictions, taxation or other government actions. It is possible that such policies could be implemented in the future.

Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Foreign mutual funds investments may be used to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment; however investments in foreign mutual funds by the Fund are subject to limits under the Investment Company Act of 1940.

Other types of foreign corporations may also be considered PFICs if their percentage of passive income or passive assets exceeds the limits described above. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Although every effort is made to ensure compliance with federal tax reporting requirements for these investments, foreign corporations that are PFICs for federal tax purposes may not always be recognized as such.

     Special Risks of Developing and Emerging Markets. Emerging and developing markets may offer special opportunities for investing but also have greater risks than more mature foreign markets. Emerging and developing market countries may be subject to greater political, social and economic instability; have high inflation rates; experience unfavorable diplomatic developments; have less liquid securities markets with greater price volatility; have additional delays in the settlement of securities transactions; impose exchange controls; impose differential taxes on foreign investors; have a higher possibility of confiscatory taxes or the expropriation of assets; impose restrictions on direct investments or investments in issuers in particular industries; and lack developed legal or regulatory systems.

  Transaction Settlement. Settlement procedures in developing markets may differ from those of more established securities markets. Settlements may also be delayed by operational problems. Securities issued by developing countries and by issuers located in those countries may be subject to extended settlement periods. Delays in settlement could result in temporary periods during which some assets are uninvested and no return is earned on those assets. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to t he purchaser.
  Price Volatility. Securities prices in developing markets may be significantly more volatile than is the case in more developed nations of the world. In particular, countries with emerging markets may have relatively unstable governments. That presents the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets. These countries may have less protection of property rights than more developed countries. The economies of developing countries may be predominantly based on only a few industries and, as such, may be highly vulnerable to changes in local or global trade conditions.
  Less Developed Securities Markets. Developing market countries may have less well-developed securities markets and exchanges. Consequently they have lower trading volume than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Therefore, prompt liquidation of substantial portfolio holdings may be difficult at times. As a result, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability.
  Government Restrictions. In certain developing countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Also, a government might impose temporary restrictions on remitting capital abroad if the country's balance of payments deteriorates, or it might do so for other reasons. If government approval were delayed or refused, income or capital gains may not be able to be transmitted to the United States. Additionally, the imposition of restrictions on investments by foreign entities might result in less attractive investment opportunities or require the sale of existing investments.
  Privatization Programs. The governments in some developing countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. Privatization programs may offer opportunities for significant capital appreciation, in the appropriate circumstances. However, in certain developing countries, the ability of foreign entities to participate in privatization programs may be limited by local law. Additionally, the terms on which a foreign entity might be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that privatization programs will be successful.

Fixed-Income Securities

Some of the Underlying Funds invest mainly in fixed-income (debt) securities to seek their investment objectives. Other Underlying Funds may invest in debt securities for defensive purposes and/or for liquidity. Fixed-income securities may have different credit and maturity characteristics and fixed or floating interest rates. Different Underlying Funds may focus on investment-grade or non-investment-grade securities or emphasize debt securities with shorter- or longer-term maturities. In general, fixed-income securities are subject to credit risk and interest rate risk and some are subject to prepayment risk and extension risk. Certain types of debt securities in which the Underlying Funds may invest, and the risks of some of those securities, are described below. For specific limitations on an Underlying Fund's investments in debt securities, please refer to the Prospectus and SAI for that fund.

  Credit Risk. Credit risk is the risk that the issuer of a security might not make interest or principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall. A downgrade in an issuer's credit rating or other adverse credit information about an issuer can reduce the market value of the issuer's securities.
  Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Variable rate debt securities pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received. Fluctuations in the market valuations of debt securities may, however, affect the value of Fund assets.
  Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, the issuer will repay the security prior to the security's expected maturity, or with respect to certain fixed-income securities, that borrowers will prepay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the security's expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium. The im pact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.
  Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Duration of a Fund's Portfolio. One of the Underlying Funds, Core Bond Fund, can invest in debt securities of any maturity or duration but currently has an operating policy to seek to maintain a weighted average effective portfolio duration of three to six years, measured on a dollar-weighted basis using the effective duration of the securities in the portfolio and the amount invested in each of those securities. The goal is to try to manage the sensitivity of Core Bond Fund's portfolio to changes in interest rates, and in doing so to manage the volatility of Core Bond Fund's share prices in response to those changes. However, unanticipated events may change the effective duration of a security after Core Bond Fund buys it, and there can be no assurance that it will achieve its targeted portfolio duration at all times.

The Manager determines the effective duration of debt obligations purchased by Core Bond Fund considering various factors that apply to a particular type of debt obligation, including those described below. Duration is a measure of the expected life of a security on a current-value basis expressed in years, using calculations that consider the security's yield, coupon interest payments, final maturity and call features.

While a debt security's maturity can be used to measure the sensitivity of the security's price to changes in interest rates, the term to maturity of a security does not take into account the pattern (or expected pattern) of the security's payments of interest or principal prior to maturity. Duration, on the other hand, measures the length of the time interval from the present to the time when the interest and principal payments are scheduled to be received (or, in the case of a mortgage-related security, when the interest and principal payments are expected to be received). Duration calculations weigh the present value of each such payment by the time in years until such payment is expected to be received. If the interest payments on a debt security occur prior to the repayment of principal, the duration of the security is less than its stated maturity. For zero-coupon securities, duration and term to maturi ty are equal.

Absent other factors, the lower the stated or coupon rate of interest on a debt security or the longer the maturity or the lower the yield-to-maturity of the debt security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.

Futures, options and options on futures in general have durations that are closely related to the duration of the securities that underlie them. Holding long futures positions or call option positions (backed by liquid assets) will tend to lengthen the portfolio's duration.

In some cases the standard effective duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years. However, their exposure to interest rate changes corresponds to the frequency of the times at which their interest coupon rate is reset. In the case of mortgage pass-through securities, the stated final maturity of the security is typically 30 years, but current rates of prepayments are more important to determine the security's interest rate exposure. In these and other similar situations, the Manager will use other analytical techniques that consider the economic life of the security as well as relevant macroeconomic factors (such as historical prepayment rates) in determining the Fund's effective duration.

Floating Rate and Variable Rate Obligations. Some debt securities have variable or floating interest rates. The interest rates on floating rate obligations change based on changes to a stated prevailing base market interest rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, LIBOR or some other standard. The interest rate on a floating rate obligation is adjusted automatically at specified times to give effect to changes in the base rate. The interest rate on a variable rate obligation is adjusted at stated periodic intervals to reflect current market interest rates. Generally, the changes in the interest rate on floating and variable rate obligations reduce the fluctuation in their market value, so the potential for capital appreciation or depreciation is less than that for comparable fixed-rate obligations.

Floating rate and variable rate obligations may have features that permit the holder to recover the principal amount of the security at specified intervals, generally not exceeding one year, upon notice to the issuer. Variable rate obligations may have a demand feature that allows the holder to tender the obligation to the issuer or a third party at certain times, generally for par value plus accrued interest, according to the terms of the obligations. The issuer of a demand obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the security plus accrued interest. The issuer usually must provide a specified number of days' notice to the holder. Variable rate demand obligations may include master demand notes, which are obligations that permit the fund to invest fluctuating amounts in them.

The credit quality of a floating rate or variable rate obligation may be enhanced by being backed by a letter of credit or guarantee issued by a financial institution, corporation, the U.S. government or other entity.

Municipal Securities. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments in the United States, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference i tem for investors subject to the federal alternative minimum tax. The Fund can invest in municipal securities because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

Event-Linked Bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. In some cases, the trigger event will not be deemed to have occurred unless the event is of a certain magnitude (based on scientific readings) or causes a certain measurable amount of loss to the issuer, a particular industry group or a reference index. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and additional interest. The Funds may also invest in similar bonds where a Fund may lose all or a portion of its principal and additional interest if the mortality rate in a geographic area exceeds a stated threshold prior to mat urity whether or not a particular catastrophic event has occurred.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing. Often event-linked bonds provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has occurred or is likely to have occurred. An extension of maturity may increase a bond's volatility.

Event-linked bonds may expose the Underlying Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Lack of a liquid market may result in higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated by one or more nationally recognized statistical rating organizations.

Zero-Coupon Bonds and Stripped Securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. "Stripped" securities are debt securities whose interest coupons have been separated from the security and are sold separately.  With respect to zero-coupon bonds and the "principal-only" components of stripped securities, the buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

An Underlying Fund's investment in zero-coupon or stripped securities may cause it to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold.

Investment Ratings. Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., ("Moody's") or at least "BBB" by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. or that have comparable ratings by another nationally recognized statistical rating organization ("NRSRO"). Higher-yielding lower-grade debt securities are commonly referred to as "junk bonds." While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch, Inc. are investment-grade and are not regarded as junk bonds, those securities may also be subject to special risks and have some speculative characteristics.

The Manager may also use its own research to evaluate a rated security's credit-worthiness and may judge unrated securities to be of comparable quality to bonds rated as investment-grade or below investment-grade by an NRSRO.

Definitions of the debt security ratings categories of Moody's, S&P and Fitch are included in Appendix B to this SAI.

Lower-Grade Debt Securities. Lower-grade debt securities tend to offer higher yields than investment-grade securities, and may provide greater income or, in some cases, capital appreciation possibilities.  Lower-grade debt securities are normally subject to greater risks than investment-grade securities.

       Special Risks of Lower-Grade Securities . Lower-grade securities are subject to special credit risks including that:

  there is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities;
  the issuer's low creditworthiness may increase the potential for its insolvency;
  an overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn; and
  an economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

To the extent they can be converted into stock, lower-grade convertible securities may be less subject to some risks of lower-grade non-convertible debt securities.

Foreign Debt Securities.  Foreign debt securities include securities issued by foreign governments and companies as well as by "supra-national" entities or their agencies or instrumentalities. Investment in the debt securities of a foreign government or its agencies and instrumentalities ("foreign sovereign debt") may involve a high degree of risk. Foreign sovereign debt obligations may or may not be supported by the full faith and credit of the foreign government. Because of political or economic constraints, the government entity that issued the debt security may not be willing or able to pay interest or repay principle when due. In such a situation, it may request rescheduling the debt or extending further loans to the entity. If a foreign government entity defaults on a debt obligation, there may be few or no legal remedies available for collecting the amounts due.

Investing in foreign securities offers potential benefits that are not available from investing only in the securities of U.S. issuers. Those benefits include the opportunity to invest in a wider range of issuers, in countries with economic policies or business cycles that differ from those in the U.S. and in markets that often do not move parallel to U.S. markets. Because of these features, foreign investments may reduce portfolio volatility.

The percentage of assets allocated to foreign securities may vary over time depending on a number of factors including the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of foreign financial markets, the interest rate climate in particular foreign countries, and the relationship of foreign currencies to the U.S. dollar. The Manager may analyze fundamental economic criteria, for example: relative inflation levels and trends, growth rate forecasts, balance of payments status, interest rates, market conditions, currency values, trade barriers, social and political factors, and economic policies.

Debt securities issued by certain "supra-national" entities include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. The governmental members of those supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. There can be no assurance that the constituent governments will continue to be able or willing to honor their capitalization commitments.

Investments in Metal Investments. Gold & Special Minerals Fund focuses its investments in equity securities of U.S. and foreign-domiciled companies. Gold & Special Minerals Fund's investments primarily include stocks of companies that are involved in mining or processing gold or other metals or minerals, are described as "Mining Securities."

Gold & Special Minerals Fund may also invest in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. These investments are referred to as "Metal Investments." Under normal market conditions, Gold & Special Minerals Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in Mining Securities and Metal Investments. However, Gold & Special Minerals Fund will invest no more than 10% of its total net assets in Metal Investments.

Special Risks of Concentrating Investments in Mining Securities and Metal Investments. Investments in Mining Securities and Metal Investments involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation of Metal Investments, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for Gol d & Special Minerals Fund in making Metal Investments, if it fails to qualify as a "regulated investment company" under the Internal Revenue Code.

Because Gold & Special Minerals Fund concentrates its investments in Mining Securities and Metal Investments, an adverse change with respect to any of these risk factors could have a significant negative effect on Gold & Special Minerals Fund's net asset value per share. These risks are discussed in greater detail below.

Risk of Price Fluctuations. The prices of precious and strategic metals are affected by various factors such as economic conditions, political events, governmental monetary and regulatory policies and market events. The prices of Mining Securities and Metal Investments held by Gold & Special Minerals Fund may fluctuate sharply, which will affect the value of Gold & Special Minerals Fund's shares.

Concentration of Source of Gold Supply and Control of Gold Sales. Currently, the five largest producers of gold are the Republic of South Africa, Australia, the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union), Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are still somewhat unsettled and may pose certain risks to Gold & Special Minerals Fund (in addition to the risks described below under the caption "Foreign Securities"), because Gold & Special Minerals Fund may hold a portion of its assets in securities of South African issuers.

Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that unusual international monetary or political conditions may make Gold & Special Minerals Fund's portfolio assets less liquid, or that the value of Gold & Special Minerals Fund's assets might be more volatile, than would be the case with other investments. In particular, the price of gold is affected by its direct and indirect use to settle net balance of payments deficits and surpluses between nations. Because the prices of precious or strategic metals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of Gold & Special Minerals Fund's investments than of other investments.

Commodities Regulations. The trading of Metal Investments in the United States could become subject to the rules that govern the trading of agricultural and certain other commodities and commodity futures. In the opinion of Gold & Special Minerals Fund's counsel, at present Gold & Special Minerals Fund's permitted Metal Investments are either not subject to regulation by the Commodities Futures Trading Commission ("CFTC") or an exemption from regulation is available. The absence of CFTC regulation may adversely affect the continued development of an orderly market in Metal Investments trading in the United States. The development of a regulated futures market in Metal Investments trading may affect the development of a market in, and the price of, Metal Investments in the United States.

Effect on Gold & Special Minerals Fund's Tax Status. By making Metal Investments, Gold & Special Minerals Fund risks failing to qualify as a regulated investment company under the Internal Revenue Code. If Gold & Special Minerals Fund should fail to qualify, it would lose the beneficial tax treatment accorded to qualifying investment companies under Subchapter M of the Code. Failure to qualify would occur if in any fiscal year Gold & Special Minerals Fund either (a) derived 10% or more of its gross income (as defined in the Internal Revenue Code, which disregards losses for this purpose) from sales or other dispositions of Metal Investments and other non-qualifying income, or (b) held more than 50% of its net assets in the form of Metal Investments or in securities not meeting certain tests under the Internal Revenue Code (see "Dividends, Capital Gains and Taxes"). Accordingly, Gold & Special Mine rals Fund will endeavor to manage its portfolio within the limitations described above, and Gold & Special Minerals Fund has adopted an investment restriction limiting the amount of its total assets that can be invested in Metal Investments. There can be no assurance that Gold & Special Minerals Fund will qualify in every fiscal year. Furthermore, to comply with the limitations described above, Gold & Special Minerals Fund may be required to make investment decisions the Manager would otherwise not make, foregoing the opportunity to realize gains, if necessary, to permit Gold & Special Minerals Fund to qualify. See "Investment Restrictions" in the Gold & Special Minerals SAI.

Investment in Wholly-Owned Subsidiary of Gold and Special Minerals Fund . Gold & Special Minerals Fund can invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary will invest primarily in exchange-traded funds that invest in gold bullion ("Gold ETFs"), commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions.

Since the Underlying Fund can invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Underlying Fund's Prospectus and Statement of Additional Information, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. The Subsidiary is not registered under the Investment Company Act of 1940 (the "Investment Company Act") and is not subject to its investor protections, except as noted in the Underlying Fund's Prospectus or Statement of Additional Information. However, the Subsidiary is wholly-owned and controlled by that Underlying Fund and managed by the Manager. Therefore, the Underlying Fund's ownership and control of the Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the Underlying Fund or its shareholders. The Underlyi ng Fund's Board has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Underlying Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Manager is subject to the same investment policies and restrictions that apply to the management of the Underlying Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. The Underlying Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Underlying Fund.

Changes in the laws of the United States (where the Underlying Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized) could prevent the Underlying Fund and/or the Subsidiary from operating as described in the Underlying Fund's Prospectus and Statement of Additional Information and could negatively affect the Underlying Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Underlying Fund would likely decrease.

Investment in Wholly-Owned Subsidiary of Commodity Strategy Total Return Fund. Commodity Strategy Total Return Fund may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "CSTR Subsidiary"). The CSTR Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions.

Investment in the CSTR Subsidiary is expected to provide the Underlying Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code ("Subchapter M"). Subchapter M requires, among other things, that at least 90% of a fund's gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). Income from certain of the commodity-linked derivatives in which the Underlying Fund invests may not be treated as "qualifying income" for purposes of the 90% income requirement. The Underlying Fund has received a private letter ruling from the Internal Revenue Service confirming that income from the Underlying Fund's investment in the CSTR Subsidiary constitutes "qualifying income" for purposes of Subchapter M.

Since the Underlying Fund can invest a substantial portion of its assets in the CSTR Subsidiary, which may hold certain of the investments described in the Underlying Fund's Prospectus and Statement of Additional Information, the Underlying Fund may be considered to be investing indirectly in those investments through its subsidiary. The CSTR Subsidiary is not registered under the Investment Company Act of 1940 (the "Investment Company Act") and is not subject to its investor protections, except as noted in the Underlying Fund's Prospectus or Statement of Additional Information. However, the CSTR Subsidiary is wholly-owned and controlled by that Underlying Fund and managed by the Manager. Therefore, the Underlying Fund's ownership and control of the subsidiary make it unlikely that the subsidiary would take action contrary to the interests of the Underlying Fund or its sharehold ers. The Underlying Fund's Board has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the CSTR Subsidiary, and the Underlying Fund's role as the sole shareholder of the CSTR Subsidiary. Also, in managing the CSTR Subsidiary's portfolio, the Manager is subject to the same investment policies and restrictions that apply to the management of the Underlying Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the CSTR Subsidiary's portfolio investments and shares of the CSTR Subsidiary. The Underlying Fund and the CSTR Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CSTR Subsidiary will comply with asset segregation or " earmarking" requirements to the same extent as the Underlying Fund.

Changes in the laws of the United States (where the Underlying Fund is organized) and/or the Cayman Islands (where the CSTR Subsidiary is organized) could prevent the Underlying Fund and/or the CSTR Subsidiary from operating as described in the Underlying Fund's Prospectus and Statement of Additional Information and could negatively affect the Underlying Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the CSTR Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the CSTR Subsidiary to pay Cayman Islands taxes, the investment returns of the Underlying Fund would likely decrease.

Investment in Other Investment Companies. Some of the Underlying Funds can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940 (the "Investment Company Act") that apply to those types of investments. For example, an Underlying Fund may invest in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange, as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the exchange-traded fund's portfolio, at times when the Underlying Fund may not be able to buy those portfolio securities directly. As a non-fundamental policy, none of the Underlying Funds can invest in the securities of other registered open-end investment companies or registered unit investment trusts in rel iance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Underlying Funds do not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, an Underlying Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. For specific limitations on the Underlying Fund's investments in securities of other investment companies, refer to the SAI for each Underlying Fund. None of the Underlying Funds anticipate investing a substantial amount of their net assets in shares of other investment companies.

Participation Interests in Loans. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the purchasers other than to pay them the proportionate amount of the principal and interest payments they receive.

Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the income may be reduced and the value of that participation interest might also decline. If the issuing financial institution fails to perform its obligations under the participation agreement, purchasers might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. Participation interests are generally illiquid and are subject to restrictions on illiquid securities.

For specific limitations on the Underlying Funds' investments in participation interests, refer to the SAI for each Underlying Fund.

Variable Amount Master Demand Notes. Master demand notes are direct arrangements of obligations, between a lender and a corporate borrower, that permit the investment of fluctuating amounts of money at varying rates of interest. They permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount it lends under the note at any time, up to the full amount provided by the note agreement. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

These notes are direct lending arrangements between the lender and borrower and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payments on demand. The Manager will consider the earning power, cash flow and other liquidity ratios of an issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments in illiquid securities.

U.S. Government Securities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government and are subject to relatively little credit risk. Obligations of U.S. government agencies or instrumentalities (including mortgage-backed securities) may be guaranteed or supported by the "full faith and credit" of the United States or may be backed by the right of the issuer to borrow from the U.S. Treasury or by the discretionary authority of the U.S. government to purchase the agencies' or instrumentalities' obligations. Others are supported only by the credit of the agency or instrumentality. "Full faith and credit" means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency or instrumentality issuing the obligation for repayment.

U.S. Treasury Obligations. These securities are directly issued by the U.S. Treasury. They include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of more than one year and up to ten years when issued), Treasury bonds (which have maturities of more than ten years when issued), and Treasury Inflation-Protection Securities. Other U.S. Treasury obligations include U.S. Treasury securities that have been "stripped" by a Federal Reserve Bank and zero-coupon U.S. Treasury securities. Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds and Federal Home Loan Mortgage Corporation obligations.

Mortgage-Related Stripped Securities. Mortgage-related pass-through certificates or CMOs may be partially stripped so that each class receives some interest and some principal or they may be completely stripped. In that case, all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." The yields to maturity of mortgage-related I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the purchasers might not fully recoup their investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs" are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

  pass-through certificates issued or guaranteed by Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), or Federal Home Loan Mortgage Corporation ("Freddie Mac"),
  unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs, unsecuritized conventional mortgages,
  other mortgage-related securities, or
  any combination of these.

Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed-rate CMOs or floating rate CMOs.

Forward Rolls. In a "forward roll" transaction (also referred to as a "mortgage dollar roll"), an investor sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income in excess of the yield on the securities that have been sold.

During the period between the sale and the repurchase, the seller is not entitled to receive interest and principal payments on the securities that have been sold. It is also possible that the market value of the securities may decline below the repurchase price of the securities or that the counterparty might default in its obligations.

Underlying Funds may only enter into "covered" forward rolls. Throughout the time period of a transaction, an Underlying Fund will identify liquid assets on its books in an amount equal to its payment obligation.

Mortgage-Related Debt Securities. Mortgage-related securities are a form of derivative fixed-income investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include CMOs, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. Government may have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities have interest rates that move in the opposite direction from changes in general interest rates, based on changes in a specific interest rate index. The changes in those interest rates may also occur at a multiple of the changes in the index. Although the value of a mortgage-related security may decline when interest rates rise, the opposite is not always the case. In addition, the values of mortgage-related debt securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them and by changes in government regulations and tax policies.

Mortgage Prepayment and Extension Risks. In periods of declining interest rates, mortgages are more likely to be prepaid and a mortgage-related security's maturity may be shortened by unscheduled prepayments on the underlying mortgages. If principal is returned earlier than expected, that money may have to be reinvested in other investments having a lower yield than the prepaid security. Because of these risks, mortgage-related securities may be less effective as a means of "locking in" attractive long-term interest rates and they may have less potential for appreciation during periods of declining interest rates than conventional bonds.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. If a mortgage-related security has been purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security as a result of interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, an Underlying Fund may fail to recover its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments may effectively lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on mortgage-related securities were to decrease broadly, an Underlying Fund's effective duration and therefore its sensitivity to interest rates, would increase.

Mortgage-Related U.S. Government Securities.  A variety of mortgage-related securities are issued by U.S. government agencies or instrumentalities. Like other mortgage-related securities, they may be issued in different series with different interest rates and maturities. The collateral for these securities may be either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. government agency or instrumentality or mortgage loans insured by a U.S. government agency.

Some mortgage-related securities issued by U.S. government agencies, such as Government National Mortgage Association pass-through mortgage obligations ("Ginnie Maes"), are backed by the full faith and credit of the U.S. government. Others are supported by the right of the agency to borrow from the U.S. Treasury under certain circumstances (for example, "Fannie Mae" bonds issued by Federal National Mortgage Association and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the entity that issued them (for example obligations issued by the Federal Home Loan Banks).

In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship. The U.S. Department of the Treasury also entered into a secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the U.S. Treasury will ensure that each company maintains a positive net worth.

Government National Mortgage Association ("Ginnie Mae") Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. Ginnie Mae's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration (the "FHA") or the Farmers Home Administration (the "FMHA") or guaranteed by the Veterans Administration (the "VA").

Ginnie Mae obligations are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Mae certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

Ginnie Maes are guaranteed as to timely payment of principal and interest. In giving that guaranty, Ginnie Mae expects that payments received by the issuers on account of the mortgages backing the Ginnie Mae certificates will be sufficient to make the required payments of principal and interest. However, if those payments are insufficient, the guaranty agreements between the issuers of the certificates and Ginnie Mae require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, Ginnie Mae will do so.

Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by Ginnie Mae as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." Ginnie Mae is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

Ginnie Mae certificates are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Mae certificates do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against Ginnie Mae. Holders of Ginnie Mae certificates have no security interest in or lien on the underlying mortgages.

Monthly payments of principal will be made, and additional prepayments of principal may be made, with respect to the mortgages underlying the Ginnie Maes. All of the mortgages in the pools relating to Ginnie Mae are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on one-to-four-family dwellings underlying certain Ginnie Mae certificates have a stated maturity of up to thirty (30) years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

Federal National Mortgage Association ("Fannie Mae") Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the commitment of the U.S. Treasury.

Federal Home Loan Mortgage Corporation ("Freddie Mac") Certificates. Freddie Mac, a corporate instrumentality of the United States, issues Freddie Mac certificates representing interests in mortgage loans. Freddie Mac guarantees to each registered holder of a Freddie Mac certificate timely payment of the amounts representing a holder's proportionate share in:

  interest payments less servicing and guarantee fees,
  principal prepayments, and
  the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the Freddie Mac certificate, in each case whether or not such amounts are actually received.

The obligations of Freddie Mac under its guarantees are not backed by the full faith and credit of the United States but are supported by the Federal Housing Finance Agency and the commitment of the U.S. Treasury.

Privately-Issued Commercial Mortgage-Related Securities. Commercial mortgage-related securities issued by private entities are generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risks of the issuer and of the underlying loans. These securities typically are structured to provide protection to investors in senior classes by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose vehicles and are backed by the loans, receivables or other assets that make up the pool. The income from the pool is passed through to the investor in the asset-backed security. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool and may also be subject to prepayment and extension risks. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repaymen ts of principal are not made, a holder could suffer losses on its investment or delays in receiving payment.

The value of an asset-backed security is affected by changes in the market's perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of the underlying loans by the individual borrowers. A purchaser of an asset-backed security would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans may be subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-related securities.

Money Market and Other Short-Term Debt Obligations. Some of the Underlying Funds can invest in a variety of high quality money market instruments and other short-term debt obligations, under both normal market conditions and for defensive purposes. Money market securities are high-quality, short-term debt instruments that are issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. "Banks" include commercial banks, savings banks and savings and loan associations. The following is a brief description of the types of money market securities and short-term debt obligations the Underlying Funds can invest in.

Bank Obligations. Some of the Underlying Funds can buy time deposits, certificates of deposit and bankers' acceptances. They must be:

  obligations issued or guaranteed by a domestic bank or foreign bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, banker's acceptances (which may or may not be supported by letters of credit) only if guaranteed by a U.S. commercial bank with total assets of at least U.S. $1 billion.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

Bank obligations may have a limited market and may be deemed "illiquid" unless the obligation, including principal amount plus accrued interest, is payable within seven days after demand.

Some of the Underlying Funds can make time deposits. These are non-negotiable deposits in a bank for a specified period of time at a state interest rate. They may be subject to early withdrawal notices and penalties. Time deposits that are subject to early withdrawal penalties, other than those maturing in seven days or less, are also subject to an Underlying Fund's limits on illiquid investments.

Commercial Paper. Commercial paper is short-term, unsecured, promissory notes of domestic or foreign companies that is rated in the three top rating categories of a nationally recognized statistical rating organization.

Ratings of Securities - Portfolio Quality, Maturity and Diversification. Rule 2a-7 of the Investment Company Act places restrictions on a money market fund's investments. Under that Rule, the Money Market Fund may purchase only those securities that the Manager, under procedures approved by the Money Market Fund's Board (the "Board"), has determined have minimal credit risks and are "Eligible Securities." The rating restrictions described in the Prospectus and this SAI do not apply to banks in which the Money Market Fund's cash is kept.

An "Eligible Security" is one that has a remaining maturity of 397 calendar days or less and has been rated in one of the two highest short-term rating categories for short-term debt obligations by any two "nationally recognized statistical rating organizations," if two such organizations have rated it. The term "nationally recognized statistical rating organization" is defined in Rule 2a-7 and is referred to as a "Rating Organization" in this SAI. If only one Rating Organization has rated that security, it must have been rated in one of the two highest rating categories by that Rating Organization. An unrated security that is judged by the Manager, subject to review by the Money Market Fund's Board, to be of comparable quality to Eligible Securities rated by Rating Organizations may also be an "Eligible Security" under Rule 2a-7.

Rule 2a-7 permits the Money Market Fund to purchase any number of "First Tier Securities." These are Eligible Securities that have been rated in the highest rating category for short-term debt obligations by two Rating Organizations, if two such organizations have rated it. If only one Rating Organization has rated a particular security, it must have been rated in the highest rating category by that Rating Organization. Comparable unrated securities may also be determined to be First Tier Securities.

Under Rule 2a-7, the Money Market Fund may invest up to only 3% of its total assets in "Second Tier Securities." Those are Eligible Securities that are not "First Tier Securities" as described above. In addition, the Money Market Fund may not invest more than:

  5% of its total assets in the securities of any one issuer (other than U.S. Government Securities, as defined below); provided, however, that the Money Market Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Money Market Fund may not invest in the securities of more than one issuer in accordance with the foregoing provision at any time; or
   one half of one percent of its total assets in Second Tier Securities of any one issuer (other than U.S. Government Securities, as defined below).

Under Rule 2a-7, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of not more than 60 days, a weighted average life to maturity of not more than 120 days and any single portfolio investment may not exceed 397 calendar days remaining to maturity unless subject to a qualifying demand feature. The Board regularly reviews reports from the Manager to show the Manager's compliance with the Money Market Fund's procedures and with this Rule.

If a security's credit rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present minimal credit risk. If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Fund's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Money Market Fund to dispose of it.

If the Money Market Fund disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Money Market Fund to dispose of the security.

The Rating Organizations currently designated as nationally recognized statistical rating organizations by the Securities and Exchange Commission ("SEC") are A.M. Best Company, Inc., Dominion Bond Rating Service Limited, Standard & Poor's Ratings Services (a division of the McGraw-Hill Companies), Moody's Investors Service, Inc., Fitch, Inc., Japan Credit Rating Agency, Ltd., Rating and Investment Information, Inc., Egan-Jones Rating Co., LACE Financial, Inc. and Realpoint LLC. Appendix B to this SAI contains descriptions of the rating categories of some of those Rating Organizations. Ratings at the time of purchase will determine whether securities may be acquired under the restrictions described herein.

Time Deposits and Other Bank Obligations. The types of "banks" whose securities Money Market Fund may buy include commercial banks, savings banks, and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. Money Market Fund may also buy securities of "foreign banks" that are:

  foreign branches of U.S. banks (which may be issuers of "Eurodollar" money market instruments),
  U.S. branches and agencies of foreign banks (which may be issuers of "Yankee dollar" instruments), or foreign branches of foreign banks.

Money Market Fund may invest in fixed time deposits. These are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, Money Market Fund's investments in time deposits that are subject to penalties (other than time deposits maturing in less than 7 days) are subject to the 10% investment limitation for investing in illiquid securities, set forth in "Illiquid and Restricted Securities" in the Prospectus.

Money Market Fund will buy bank obligations only from a domestic bank with total assets of at least $2.0 billion or from a foreign bank with total assets of at least $30.0 billion. Those asset requirements apply only at the time the obligations are acquired.

Insured Bank Obligations. The Federal Deposit Insurance Corporation insures the deposits of banks and savings and loan associations up to $250,000 per investor. Within the limits set forth in its Prospectus, Money Market Fund may purchase bank obligations that are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $250,000 per bank. If the principal amount and accrued interest together exceed $250,000, then the accrued interest in excess of that $250,000 will not be insured.

Bank Loan Participation Agreements. Money Market Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in its Prospectus as to investments in illiquid securities. If Money Market Fund invests in bank loan participation agreements, they are not expected to exceed 2.5% of Money Market Fund's total assets. Participation agreements provide an undivided interest in a loan made by the bank issuing the participation interest in the proportion that the buyer's investment bears to the total principal amount of the loan. Under this type of arrangement, the issuing bank may have no obligation to the buyer other than to pay principal and interest on the loan if and when received by the bank. Thus, Money Market Fund must look to the creditworthiness of the borrower, which is obligated to make payments of principal and interest on the loan. If the borrower fails to pay scheduled principal or interest payments, Money Market Fund may experience a reduction in income.

Treasury Inflation-Protection Securities ("TIPS"). TIPS are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Senior Loans. The Senior Loans that one of the Underlying Funds, Master Loan Fund, invests in are loans made to U.S. or foreign corporations, partnerships or other business entities (referred to as "borrowers"). Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing's of borrowers. While most of the Senior Loans that the Master Loan Fund will invest in will be collateralized, the Fund can also invest in loans that are not collateralized, as discussed below. Senior loans are debt obligations on which interest is payable at rates that adjust periodically, using a base rate plus a premium or spread above the base rate. The base rate usually is a benchmark that "floats" or changes to reflect current interest rates, such as:

  the prime rate offered by one or more major U.S. banks (referred to as the "Prime Rate"), or the London Inter-Bank Offered Rate ("LIBOR"), or
  the certificate of deposit ("CD") rate or other base rate used by commercial lenders.

The applicable rate is defined in the loan agreement. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time. If the benchmark interest rate on a Senior Loan changes, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled adjustment date. If the benchmark rate increases, the Fund would earn interest at a higher rate on that Senior Loan, but after the adjustment date. If the benchmark rate decreases, the Fund would earn interest at a lower rate on that Senior Loan after the adjustment date.

Interest rates may adjust daily, monthly, quarterly, semi-annually or annually. The Master Loan Fund may use interest rate swap agreements and other hedging practices to shorten the effective interest rate adjustment period of a Senior Loan. Investments in Senior Loans with longer interest rate adjustment periods may increase fluctuations in the Fund's net asset values as a result of interest rate changes.

Senior Loans typically are negotiated between a borrower and one or more commercial banks or other financial institutions as lenders. The lenders are represented by one or more lenders acting as agent of all of the lenders. The Senior Loans then are syndicated among a group of commercial banks and financial institutions.

The agent is responsible for negotiating the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. The agent normally is responsible to collect principal and interest payments from the borrower and to apportion those payments among the lenders that are parties to the agreement. The borrower compensates the agent for its services. That compensation may include fees for funding and structuring the loan as well as fees on a continuing basis for other services. A purchaser of a Senior Loan may receive syndication or participation fees in connection with its purchase. Other fees payable with respect to a Senior Loan, which are separate from interest payments, may include facility, commitment, amendment and prepayment fees.

Master Loan Fund will generally rely on the agent under a particular Senior Loan to collect the Master Loan Fund's portion of the loan payments and to use any appropriate remedies against the borrower if necessary. In addition, an institution (which may or may not be the agent) holds any collateral under the loan on behalf of the lenders. If the agent under a Senior Loan became insolvent or was declared as bankrupt or had a receiver appointed, the agent's appointment under the Senior Loan could be terminated and a successor would be appointed. While in that case the assets held under the loan should remain available to the lenders, if those assets were determined by a court or regulatory authority to be subject to the claims of the agent's creditors, the Fund might incur delays and costs in realizing payment on the loan, or it might suffer a loss of principal and/or interest.

Senior Loans often have restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Senior loans include debt obligations of foreign borrowers that are in the form of dollar-denominated notes rather than loan agreements.

The Master Loan Fund may act as one of the original lenders originating a Senior Loan, or it may purchase assignments of interests in Senior Loans, or it may invest in participation interests in Senior Loans.

The Master Loan Fund may be required to pay and may receive various fees and commissions in connection with buying, selling and holding interests in Senior Loans. Borrowers typically pay a variety of fees to lenders when a Senior Loan is originated. The Master Loan Fund may receive those fees directly if it acts as an original lender or if it acquires an assignment of a Senior Loan. When the Master Loan Fund buys an assignment, it may be required to pay a fee to the assigning lender or forgo a portion of the interest or fees payable to it. The seller of a participation interest may deduct a portion of the interest and any fees payable to the Master Loan Fund as an administrative fee. Similarly, the Master Loan Fund might be required to pass along to a buyer of a Senior Loan from the Master Loan Fund a portion of the fees that the Master Loan Fund is entitled to.

The Master Loan Fund may have obligations under a Senior Loan, including the obligation to make additional loans in certain circumstances. In that case, the Master Loan Fund will reserve against that contingency by identifying on its books cash or other liquid securities in an amount equal to the obligation. The amounts identified in that manner may reduce the Master Loan Fund's income. The Master Loan Fund will not purchase a Senior Loan that would require the Master Loan Fund to make additional loans, if as a result of that purchase, all of the Fund's additional loan commitments would exceed 20% of the Master Loan Fund's total assets.

  Acting as an Original Lender. When the Master Loan Fund acts as an original lender, it participates in structuring the Senior Loan. As an original lender it will have a direct contractual relationship with the borrower and may enforce the borrower's compliance with the terms of the loan agreement. The Master Loan Fund may also have rights with respect to any funds acquired by other lenders under the Loan Agreement as a set-off against the borrower. Lenders have full voting and consent rights as to the provisions under loan agreements. Action by lender votes or consent may require approval of a specified percentage of lenders, or, in some cases, unanimous consent. The Master Loan Fund will not act as the agent or collateral holder for a Senior Loan, nor as a guarantor or sole negotiator with respect to a Senior Loan.
  Buying Assignments of Loans. If the Master Loan Fund purchases an assignment from a lender, the Master Loan Fund typically will succeed to all of the rights and obligations under the loan agreement of the assigning lender and will generally become a "lender" for the purposes of the particular loan agreement. In that case, the Fund will have direct contractual rights under the loan agreement and any related collateral security documents in favor of the lenders under that loan agreement. In some cases the rights and obligations acquired by a purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
  Buying Participation Interests. Participation interests may be acquired from a lender or from other holders of participation interests. If the Master Loan Fund buys a participation interest from a lender or other participant, the Master Loan Fund will not have a direct contractual relationship with the borrower. It will be required to rely on the lender or participant that sold the participation interest to enforce the Master Loan Fund's rights against the borrower, to collect payments due under the Senior Loan and to foreclose on collateral in the event of the borrower's default. In that case, the Master Loan Fund is subject to the credit risk of both the borrower and the selling lender or participant interposed between the borrower and the Master Loan Fund under the loan (these are referred to as intermediate participants).
In the case of participation interests, the Master Loan Fund might have to assert any rights it may have against the borrower through an intermediate participant if the borrower fails to pay interest and principal when due. In that case, the Master Loan Fund might be subject to greater delays, risks and expenses than if the Master Loan Fund could assert its rights directly against the borrower. The Master Loan Fund may not have any right to vote on whether to waive enforcement of restrictive covenants breached by a borrower and might not benefit directly from collateral supporting the Senior Loan in which it has purchased a participation interest.

 Also, under a participation interest the Master Loan Fund might be deemed to be a creditor of the intermediate participant rather than the borrower, so that the Master Loan Fund will be exposed to the credit risks of the intermediate participant. The Master Loan Fund will generally invest in loans through the purchase of an assignment or participation interests that are rated "B" or higher by one or more of the ratings organizations or, if unrated, determined by the Manager to be of comparable quality, although, the Master Loan Fund can also invest in investments, including assignments or participation interests, rated below "B."

Priority of a Senior Loan. Senior Loans generally hold a senior position in the capital structure of the borrower. They may include loans that hold the most senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Manager, in the category of senior debt of the borrower. That senior position in the borrower's capital structure generally gives the holders of Senior Loans a claim on some or all of the borrower's assets that is senior to that of subordinated debt, preferred stock and common stock of the borrower in the event that the borrower defaults or becomes bankrupt.

Collateral Requirements for Senior Loans. Most, but not all, of the Senior Loans in which the Master Loan Fund invests must be fully collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. A loan agreement may or may not require the borrower to pledge additional collateral to secure a Senior Loan if the value of the initial collateral declines.

Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of those assets would satisfy a borrower's obligations under a Senior Loan. In the case of loans to a non-public company, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own.

Concentration. Generally, Master Loan Fund cannot invest 25% or more of its total assets in securities or obligations of borrowers in a single industry. However, because Master Loan Fund regards the agent bank and other intermediate participants in a loan as "issuers" of that loan, Master Loan Fund may invest 25% or more of its total assets in securities of issuers in the group of industries in the financial services sector, including banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans and special purpose financial. Master Loan Fund will be subject to the risks associated with financial institutions in those industries.

Derivatives and Hedging. Derivative instruments may be used for liquidity, for hedging purposes, to seek income or for other investment purposes. Some of the types of derivative instruments and hedging strategies the Fund may use are:

  futures
  put and call options
  currency options
  options on futures
  forward contracts
  swaps
  swaptions
  indexed-linked notes
  currency-linked notes
  "structured" notes
  equity-linked debt securities
  convertible notes
  inverse floaters

Derivatives can be used to attempt to hedge against declines in the market value of portfolio securities, to preserve unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. They can also be used to establish a position in the securities market as a temporary substitute for purchasing particular securities or to seek to benefit from an anticipated rise in their market value. In that case, the securities would normally be purchased and then the derivative position would be terminated. Hedging strategies are intended to reduce losses but they may also cause losses or limit gains if the hedging instrument or strategy does not perform as anticipated.

The Underlying Funds are not obligated to use hedging, even though they may be permitted to do so. The Underlying Funds may use derivatives and hedging to the extent consistent with their respective investment objectives, internal risk management guidelines adopted by the Manager (as they may be amended from time to time), and as otherwise set forth in an Underlying Fund's prospectus or SAI. An Underlying Fund can employ other derivatives or hedging instruments and strategies, including new ones that are developed, if those investments or strategies are consistent with its investment objective and are permissible under applicable regulations governing the Underlying Fund. For any limitations on an Underlying Fund's investments in derivatives, please refer to its Prospectus and SAI.

Futures. Futures contracts may relate to (1) an individual stock ("single stock futures"), (2) a debt security (these are referred to as "interest rate futures"), (3) broadly-based stock indices ("stock index futures"), (4) bond indices (these are referred to as "bond index futures"), (5) other broadly based securities indices (these are referred to as "financial futures"), (6) volatility index futures, (7) foreign currencies (these are referred to as "forward contracts"), or (8) commodities (these are referred to as "commodity futures").

Single Stock Futures. A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security of an issuer to settle the futures transaction. Either party may also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, and contracts are typically not transferable between the exchanges.

Interest Rate Futures. An interest rate future obligates the seller to deliver cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

Stock Index Futures. A broadly-based stock index is used as the basis for trading stock index futures. In some cases an index may be based on stocks of issuers in a particular industry or group of industries. The buyer or seller of a stock index future is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the relative values of the underlying stocks that are included in the index over the term of the contract. A stock index cannot be purchased or sold directly.

Bond Index Futures. Bond index futures are contracts based on the future value of a basket of fixed-income securities that comprise the index. The seller or buyer of a bond index future is obligated to pay cash to settle the transaction, based on the fluctuation of the index's value in response to the changes in the values of the fixed-income securities that are included in the index over the term of the contract. A bond index cannot be purchased or sold directly.

Financial Futures. Financial futures are based on the value of the basket of securities that comprise an index. These contracts obligate the buyer or seller to pay cash to settle the futures transaction, based on the fluctuation of the index's value in response to the change in the relative values of the underlying securities that are included in the index over the term of the contract. No delivery of the underlying securities is made to settle the futures contract. Either party may also settle the transaction by entering into an offsetting contract.

Volatility Index Futures. Volatility index futures ("VIX futures") are based on the Chicago Board Options Exchange (CBOE) Market Volatility Index ("VIX Index"), a measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. The buyer or seller of a VIX future is obligated to pay cash to settle the transaction, based on the fluctuation of the VIX Index's value in response to the changes in the values of put and call options on the S&P 500 Index over the term of the contract. No delivery of the underlying options is made to settle the futures contract. The VIX Index can not be sold directly.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. They are discussed below in the section "Buying and Selling Options on Foreign Currencies."

Commodity Futures. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which include gold, platinum and silver. Some Underlying Funds can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

These futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded. No money is paid or received on the purchase or sale of a future. Upon entering into a futures transaction, the purchaser is required to deposit an initial margin payment for the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the custodian bank in an account, registered in the futures broker's name, that the futures broker can gain access to only under specified conditions. As the future is marked-to-market (that is, its value on the books is changed to reflect changes in its market value), subsequent margin payments, called variation margin, will be paid to or from the futures broker daily.

At any time prior to expiration of the future, the purchaser may elect to close out its position, at which time a final determination of variation margin is made and any cash in the margin account must be paid or released. The purchase then realizes any loss or gain on the futures transaction for tax purposes.

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Options may be exchange-traded or over-the-counter and include securities options, index options, currency options, commodities options, and options on futures.

Selling Covered Call Options.   If an Underlying Fund sells ("writes") a call option, it must be "covered." That means that while the call option is outstanding, the Underlying Fund must either own the security subject to the call, or, for certain types of call options, identify liquid assets on its books that would enable it to fulfill its obligations if the option were exercised.

        A call option on a security is an agreement to sell an underlying security to the call purchaser at a fixed price (the "exercise price") regardless of changes in the market price of that security during a call period of usually not more than nine months. Call options are sold for a cash payment (a premium). The exercise price is usually higher than the price of the security at the time the call is sold. The seller bears the risk that the price of the underlying security may increase during the call period, requiring it to sell the security for less than the market value at the time. That risk may be offset to some extent by the premium the seller receives. If the market value of the security does not rise above the exercise price during the call period, the call generally will not be exercised. In that case the seller retains the underlying security and realizes a pr ofit from the cash premium it received. Any such profits are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders.

        A call on an index, is also sold for a cash premium. If the buyer exercises an index call option, the seller is required to pay an amount equal to the difference between the market value of the index and the exercise price, multiplied by a specified factor. If the value of the underlying index does not rise above the call price, it is unlikely that the call will be exercised. In that case the seller would keep the cash premium without being obligated to make any payments to the purchaser of the call.

        A custodian bank, or a securities depository acting for the custodian bank, may act through the Options Clearing Corporation ("OCC") as the escrow agent for securities that are subject to a call option. The OCC will only release those securities when the call option expires or when the seller enters into a closing transaction. No margin is required for those transactions.

        When an Underlying Fund sells an option over-the-counter ("OTC"), it will normally enter into an arrangement with a securities dealer to establish a formula price at which an Underlying Fund will have the absolute right to repurchase that option. The formula price will generally be based on a multiple of the premium received for the option, any difference between the exercise price and the market price of the underlying security (that is, the amount that the option is "in the money"). The Underlying Fund will treat the mark-to-market value of the option as illiquid (for purposes of its restriction on holding illiquid securities) unless it is subject to such a buy-back agreement.

        A call on a futures contract may be sold without owning the futures contract or securities deliverable under the contract. To do so, at the time the call must be covered by identifying an equivalent dollar amount of liquid assets. If the value of the segregated assets drops below 100% of the current value of the future, additional liquid assets must be identified. Because of this requirement, in no circumstances would an exercise notice as to that future require delivery on a futures contract. It would simply create a short futures position, which is permitted by applicable hedging policies.

Writing Uncovered Call Options on Futures Contracts. Some of the Underlying Funds may write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Underlying Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Underlying Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Underlying Fund receipt of an exercise notice as to that future require the Underlying Fund to deliver a futures contract. It would simply put the Underlying Fund in a short futures position, which may be permitted by the Underlying Fund's hedging policies.

Selling Put Options. A put option on a security or a securities index gives the purchaser the right, during the option period, to sell the underlying investment to the seller at the exercise price. When selling (writing) a put option on a security, the option must be covered by the Fund by identifying liquid assets with a value equal to or greater than the exercise price of the put option, to secure the obligation. In this case the Fund forgoes the opportunity to invest, sell or write calls against the identified assets.

The seller of a put is obligated to buy the underlying investment at the exercise price even if the market value of the investment falls below that price. If the price of the underlying investment remains higher than the exercise price, it is unlikely that a put option would be exercised. If a put option is not exercised, the seller would realize a gain of the amount of the premium received less the transaction costs incurred. If the put is exercised, the exercise price will usually exceed the market value of the underlying investment at that time. In that case, the seller could incur a loss. If the underlying investment is resold at that time, the loss would be equal to the exercise price and any transaction costs minus the amount of the premium received and the amount the seller received from the resale of the underlying investment. Settlement of a put on an index is in cash rather than by delivery of the underlying investment. Any profits earned by the Fund from writing put options are considered short-term capital gains for federal income tax purposes, and are taxable as ordinary income when distributed to shareholders.

Purchasing Call Options . A call option may be purchased by the Fund to seek to benefit from an anticipated rise in a particular security or in a securities index. The purchaser pays a premium for a call option. The purchaser then has the right to buy the underlying investment during the call period at a fixed exercise price. The purchaser benefits only if, during the call period, the market price of the underlying investment rises above the exercise price plus the transaction costs and the premium paid for the call or if the call option is resold at a profit. If the purchaser does not exercise the call option or resell it (whether or not at a profit), the option becomes worthless on its expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any gain on the transaction.

Settlement of a call on an index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on changes to the prices of the securities that make up the index.

Purchasing Put Options . A put on a security or securities index may be purchased by the Fund to attempt to protect against a decline (below the exercise price) in the value of the underlying investment. The purchaser pays a premium for the right to sell the underlying investment at a fixed exercise price during the put period. If the market price of the underlying investment remains above or equal to the exercise price, the put will generally not be exercised or resold and will become worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realize any benefit from the right to sell the underlying investment. If the purchaser resells a put prior to its expiration date, it may or may not realize a profit on that sale.

A put may also be purchased on an investment the buyer does not own. That would permit the purchaser to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment remains above or equal to the exercise price, the put would generally not be exercised and would become worthless on its expiration date.

Settlement of a put on a securities index is in cash rather than by delivery of the underlying investment. Gain or loss on the transaction would depend on the changes to the prices of the securities that make up the index.

Put and Call Options on Futures. A call on a futures contract may be sold by the Fund without owning the futures contract or securities deliverable under the contract. The call is covered by the Fund by identifying an equivalent dollar amount of liquid assets at the time the call is sold. If the value of the segregated assets drops below 100% of the current market value of the future, the Fund will identify additional liquid assets on its books. Therefore, the receipt of an exercise notice by the Fund as to a future would not require the delivery of the futures contract under any circumstances. It would, however, put the Fund in a short futures position, which is permitted under applicable hedging policies.

A put option on a future may be purchased by the Fund to attempt to protect against a decline (below the exercise price) in the value of the underlying investment during the put period. If, because the market price of the underlying investment remains above or equal to the exercise price, the put is not exercised or resold, it becomes worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells the put prior to its expiration, it may or may not realize a profit on that resale.

A put option may also be purchased by the Fund on a future it does not own. That would permit the Fund to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Closing Transactions. To close out a call option it has sold, an Underlying Fund may buy a corresponding call option or it may sell a put option that it had previously bought to close out that transaction. These transactions are referred to as "closing transactions." If the seller cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable seucirites until the call expires or is exercised.

The seller may also use a closing transaction for a put option it has sold, either to realize a profit or to avoid purchasing the underlying security. A closing transaction would also permit an Underlying Fund to sell the security or to sell another put option on the security. The seller may only terminate a put option before it receives an exercise notice. The seller cannot effect a closing purchase transaction once an exercise notice has been assigned.

If the premium the seller received on the option it sold was more than the price of the option to close out the transaction plus the transaction costs, the seller will realize a profit. If those costs are more than that amount, it will realize a loss. Any profits on closing transactions are considered short-term capital gains for federal income tax purposes and are taxable as ordinary income when distributed to shareholders. Gain or loss on an option on an index or a future would depend on changes in the prices of the securities that make up the index or changes in the price of the underlying investment or the futures markets generally. If, due to the lack of a market, the seller cannot buy an option to close out an option it has sold, it will need to hold the option until it expires or is exercised.

Options and Futures on Foreign Currencies. Put and call options and futures contracts on foreign currencies may be used to try to protect against declines in the U.S. dollar value of foreign securities an Underlying Fund owns and against increases in the dollar cost of foreign securities an Underlying Fund anticipates buying. Although an Underlying Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

Buying and Selling Options on Foreign Currencies. Put and call options on foreign currencies include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or that are quoted by major recognized dealers in such options.

If the value of a foreign currency rises against the U.S. dollar, the cost of securities denominated in that currency increases. The increased cost of those securities may be partially offset by purchasing calls or selling puts on the foreign currency. If the value of a foreign currency against the U.S. dollar falls, the dollar value of portfolio securities denominated in that currency would decline. That decline might be partially offset by selling calls or purchasing puts on the foreign currency. If the currency rate fluctuates in an adverse direction from the option position, however, the option premium payments and transaction costs would have been incurred without a corresponding benefit.

A call on a foreign currency could be sold to provide a hedge against a decline in the U.S. dollar value of a security denominated in that currency or in a different currency (known as a "crosshedging" strategy).  A call on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. The Fund may also cover the option by maintaining identified cash, U.S. government securities or other liquid, high-grade debt securities in an amount equal to the exercise price of the option.

Foreign Currency Forward Contracts. Foreign currency futures contracts are known as "forward contracts." They are used to buy or sell foreign currency for future delivery at a fixed price.  They are used to "lock in" the U.S. dollar price of a security denominated in a foreign currency that an Underlying Fund has bought or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

Forward Contract Strategies. Under a forward contract, an Underlying Fund agrees to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. The costs of engaging in forward contracts varies depending on factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.

A forward contract might be used to provide for the purchase or sale of the amount of foreign currency involved in the purchase or sale of a security denominated in a foreign currency, or for dividend payments that may be received in a foreign currency. This is called a "transaction hedge." The transaction hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which a security is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities, but it does fix a rate of exchange in advance.

If it is anticipated that a foreign currency might suffer a substantial decline against the U.S. dollar, forward contracts could be used to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." To try to protect against a substantial decline of the U.S. dollar against a foreign currency, a forward contract to buy that foreign currency for a fixed dollar amount could be used. Alternatively, an Underlying Fund could enter into a forward contract to sell a different foreign currency an Underlying Fund believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

In some cases, at or before the maturity of a forward contract, an Underlying Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. If the market value of the security is less than the amount of foreign currency an Underlying Fund is obligated to deliver, an Underlying Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security exceeds the amount of foreign currency an Underlying Fund is obligated to deliver, an Underlying Fund might have to sell some of the foreign currency on the spot market. There would be additional transaction costs for the spot market transactions in those cases.

Alternatively the contractual obligation to deliver the currency may be offset by purchasing a second contract to obtain, on the same maturity date, the same amount of the currency as the currency obligation. Similarly, a forward contract purchase obligation may be closed out by entering into a second contract to sell the same amount of the same currency on the maturity date of the first contract. The gain or loss would be realized as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

Forward Contract Limitations. An Underlying Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate an Underlying Fund to deliver an amount of foreign currency in excess of the value of an Underlying Fund's portfolio securities or other assets denominated in that currency (or another currency that is the subject of the hedge). However, an Underlying Fund can maintain a net exposure to forward contracts in excess of the value of an Underlying Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. As one alternative, an Underlying Fund could purchase a call option permitting an Underlying Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contra ct price. As another alternative, an Underlying Fund could purchase a put option permitting an Underlying Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. An Underlying Fund could also cover its short positions by identifying assets on its books equal to the aggregate amount of an Underlying Fund's commitment under forward contracts or the excess amount of those obligations.

Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date a forward contract is entered into and the date it is sold. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing losses on those contracts and additional transaction costs. The use of forward contracts might reduce performance if there are unanticipated changes in currency prices.

Forward Contract Costs. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Foreign exchange dealers do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency at one rate, while offering a lower rate for purchasing that currency. Because these contracts are not traded on an exchange, the credit and performance risk of the counterparty must also be evaluated.

Swaps. A "swap" is a contract under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at a specified date or dates in the future. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap an asset for cash at only one forward date. Swap transactions may also have more than one period and therefore more than one exchange of assets. If the term of a swap is for more than one period, the purchaser may make payments at an adjustable or "floating" rate. With a floating rate fee, the payments are based on a rate such as the London Interbank Offered Rate ("LIBOR"), and are adjusted each period. If the LIBOR or other reference rate increased over the term of the swap, the fee would increase at each swap reset date.

Swap transactions with certain counterparties may be entered into pursuant to master netting agreements. A master netting agreement provides that all swaps done between the parties shall be regarded as parts of an integral agreement. On any date, the amounts payable to or from each party in respect to one or more swap transactions in the same currency will be combined and the parties will receive or be obligated to pay the net amount. A master netting agreement may also provide that if a party defaults on one swap, the other party can terminate all of the swaps with that counterparty. If there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each terminated swap (i.e., the mark-to-market value at the time of termination of each swap). The gains and losses on all swaps are netted, and the result is the co unterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

Interest Rate Swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive for fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.

Total Return Swaps. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. In a total return swap, the purchaser will receive the price appreciation of an index, a portion of an index, or a single asset in exchange for paying an agreed-upon fee.

Credit Default Swaps. Credit default swaps may be acquired, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to seek protection against the risk that a security will default. Credit default swaps may be on a single security, or on a basket of securities. The purchaser pays a fee and receives a fixed payment during the life of the swap. A credit default swap may represent a short position (also known as "buying credit protection") or a long position (also known as "selling credit protection").

A short position in a credit default swap might be used to hedge a long portfolio position to seek to decrease exposure to a specific issuer. For corporate issues, a short credit default swap may only be entered into with respect to a currently owned security. However, if the short credit default swap is against sovereign debt, the ownership may be in reference to: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

If there is a credit event (bankruptcy, failure to timely pay interest or principal, a restructuring or other specified occurrence) with respect to a short position in a credit default swap, an Underlying Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

Taking a long position in a credit default swap note increases the exposure to the specific issuers. If there is a credit event with respect to a long credit default swap position, the swap counterparty will deliver the bonds and the purchaser will pay the counterparty the par amount. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

The risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation.

Volatility Swaps. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Manager is incorrect in forecasts of volatility of the underlying asset or reference.

Swaptions.   A swaption is a contract that gives the holder the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. In return, the purchaser pays a "premium" to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Risks of Swap Transactions. Swaps involve the risk that the value of the asset will not perform as expected. Swaps also involve credit risk, which is the risk that the counterparty might default. If the counterparty defaults, the purchaser might lose the amount of any contractual payments that it has not received. The Manager will monitor the creditworthiness of counterparties to swap transactions on an ongoing basis. Although the swap market is well-developed for primary participants, there is only a limited secondary market. Swaps are not traded or listed on an exchange and over-the-counter trading of existing swap contracts is limited. Therefore, if the Underlying Fund wishes to sell its swap contract to a third party, it may not be able to do so at a favorable price.

Regulatory Risks of Swap Transactions. Qualifying swap transactions are excluded from regulation under the Investment Company Act and the regulations thereunder. Additionally, swap contracts have not been determined to be securities under the rules promulgated by the SEC. Consequently, swap contracts are not regulated by either the CFTC or the SEC, and swap participants may not be afforded the protections of the Commodity Exchange Act or the federal securities laws. To reduce this risk, an Underlying Fund will only enter into swap agreements with counterparties who use standard International Swap and Dealers Association, Inc. ("ISDA") contract documentation. ISDA establishes industry standards for the documentation of swap agreements. Virtually all principal swap participants use ISDA documentation because it has an established set of definitions, contract terms and counterparty obligations, including provisi ons for master netting agreements. See Appendix D to this SAI for more information on qualifying swap transactions.

"Structured" Investments.  "Structured" investments are financial instruments and contractual obligations designed to provide a specific risk-reward profile. A structured instrument is generally a hybrid security (often referred to as "hybrids") that combines characteristics of two or more different financial instruments. The terms of these investments may be contractually "structured" by the purchaser and the issuer (which is typically associated with an investment banking firm) of the instrument. Structured investments may have certain features of equity and debt securities, but may also have additional features. The key characteristics of structured investments are:

  They change the risk or return on an underlying investment asset (such as a bond, money market instrument, loan or equity security), or
  They may replicate the risk or return of an underlying investment asset.
  They typically involve the combination of an investment asset and a derivative.
  The derivative is an integral part of the structure, not just a temporary hedging tool.

The returns on these investments may be linked to the value of an index (such as a currency or securities index) or a basket of instruments (a portfolio of assets, such as, high yield bonds, emerging market bonds, equities from a specific industry sector, a broad-based equity index or commodities), an individual stock, bond or other security, an interest rate, or a commodity. Some of the types of structured investments are:

  Equity-linked notes
  Index-linked notes
  Inflation-linked notes
  Commodity-linked notes
  Credit-linked notes
  Currency-linked notes

The values of structured investments will normally rise or fall in response to the changes in the performance of the underlying index, security, interest rate or commodity. Certain structured investments may offer full or partial principal protection, or may pay a variable amount at maturity, or may pay a coupon linked to a specific security or index while leaving the principal at risk. These investments may be used to seek to realize gain or limit exposure to price fluctuations and help control risk.

Depending on the terms of the particular instrument, structured investments may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured notes are subject to credit risk with respect to the issuer of the instrument and, for structured debt investments, might also be subject to credit risk with respect to the issuer of the underlying investment. For notes that do not include principal protection (a form of insurance), a main risk is the possible loss of principal. There is a legal risk involved with holding complex instruments, where regulatory or tax considerations may change during the term of a note. Some structured investments may create leverage, which involves additional risks.

If the underlying investment or index does not perform as anticipated, the investment might not result in a gain or may cause a loss. The price of structured investments may be very volatile and they may have a limited trading market, making it difficult for an Underlying Fund to value them or sell them at an acceptable price. Usually structured investments are considered illiquid investments for purposes of limits on those investments.

Equity-Linked Notes. Equity-linked debt securities pay interest at a fixed rate until they mature, which is usually in one to four years. The principal amount that they pay at maturity is not a fixed amount, however. It is calculated based on the performance of a specified equity security. The principal amount is typically adjusted for events such as stock splits, stock dividends and certain other events that affect the linked equity security but is not adjusted for any additional issuance of equity securities of the type to which it is linked. Equity-linked debt securities are subject to equity market risks and their value generally fluctuates with the price of the linked security, although these securities are generally less volatile than the equity securities to which they are linked. Because the amount of principal is based on the value of a different security, equity-linked debt securities are considered to b e a type of derivative.

Index-Linked Notes. Index-linked notes are debt securities whose principal and/or interest payments depend on the performance of an underlying index. This type of indexed security offers the potential for increased income or principal payments but involves greater risk of loss than a typical debt security of the same maturity and credit quality.

Currency-Linked Notes. Currency-indexed securities are short- or intermediate-term debt securities whose value at maturity or interest payments are linked to the change in value of the U.S. dollar against the performance of a currency index or one or more foreign currencies. In some cases, these securities pay an amount at maturity based on a multiple of the amount of a currency's change against the dollar. If they are sold prior to their maturity, their price may be higher or lower than their purchase price as a result of market conditions or changes in the credit quality of the issuer.

Investments in Commodity-linked notes. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract.

  Qualifying Hybrid Instruments. An Underlying Fund may invest in commodity-linked notes that are considered to be "qualifying hybrid instruments" excluded from regulation under the Commodity Exchange Act and the regulations adopted thereunder. See Appendix C to this Statement of Additional Information.
  Principal Protection. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked note is linked declines over the life of the note, an Underlying Fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked note, an Underlying Fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note's structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The Underlying Fund's decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, an Underlying Fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

  Commodity-Linked Notes Without Principal Protection. An Underlying Fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or option contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked notes that the fund may invest in may have no principal protection and the note could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked note, an Underlying Fund may receive at maturity an amount less than the note's par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note. An Underlying Fund's manager or sub-adviser, at its discretion, may invest in a partially protected principal commodity-linked note or a note without principal protection. In deciding to purchase a note without principal protection, the manager or sub-adviser may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the manager or sub-adviser believes are relevant.

  Limitations on Leverage. As discussed in the Underlying Fund's prospectus, some of the commodity-linked notes in which an Underlying Fund invests may involve leverage. To avoid being subject to undue leverage risk, the fund will seek to limit the amount of economic leverage it has under one commodity-linked note in which it invests and the leverage of the fund's overall portfolio. The Underlying Fund will not invest in a commodity-linked note if, at the time of purchase:
  the note's "leverage ratio" exceeds 300% of the price increase in the underlying commodity, futures or option contract, index or other economic variable;
  the Underlying Fund's "portfolio leverage ratio" exceeds 150%, measured at the time of purchase.

"Leverage ratio" is the expected increase in the value of a commodity-linked note, assuming a one percent price increase in the underlying commodity, commodity index or other economic factor. In other words, for a commodity-linked note with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the commodity-linked note. "Portfolio leverage ratio" is defined as the average (mean) leverage ratio of all instruments in the Fund's portfolio as measured by their notional values.

The Underlying Fund's use of commodity-linked notes and other commodity-linked derivatives is also subject to regulatory requirements that are intended to reduce the effects of the instruments' economic leverage. Please see "Regulatory Aspects of Use of Derivative Instruments," below.

  Counterparty Risk. A significant risk of commodity-linked notes is counterparty risk. The Underlying Fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations. To minimize this risk an Underlying Fund will transact, to the extent possible, with issuers who have an investment-grade credit rating from a nationally recognized statistical rating organization ("NRSRO").

Commodity Futures Contracts. Certain Underlying Fund's can hold substantial positions in commodity futures contracts. The Underlying Fund's investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

Commodity futures contracts are agreements between two parties. One party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a s ignificant portion of the market.

In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Underlying Fund's obligation is to the clearinghouse, and the Underlying Fund will look to the clearinghouse to satisfy the fund's rights under the futures contract.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

  Price Limits. Some (not all exchanges have price change limits) commodity futures exchanges impose on each commodity futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.
  Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that an Underlying Fund invests in commodity futures contracts, the assets of the fund, and therefore the prices of fund shares, may be subject to greater volatility.
  Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Underlying Fund's futures positions have declined in value, the Underlying Fund may be required to post additional margin to cover this decline. Alternatively, if the Underlying Fund's futures positions have increased in value, this increase will be credited to the Underlying Fund's account. Commodity futures contracts, when entered into directly by the Underlying Fund, are taxed on the "marked-to-market" basis applicable to section 1256 contracts, as discussed below under "Hedging - Tax A spects of Certain Hedging Instruments." For information about the tax treatment of an Underlying Fund's Subsidiary and its investments, please refer to "Dividends, Capital Gains and Taxes - U.S. Tax Considerations."

Special Risks of Commodity Futures Contracts.

  Storage Costs. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the "convenience yield"). To the extent that these storage costs change for an underlying commodity while the Underlying Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.
  Reinvestment Risk. In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.
  The changing nature of the hedgers and speculators in the commodity markets will influence whether futures price s are above or below the expected future spot price. This can have significant implications for the Underlying Fund when it is time to replace an expiring contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Underlying Fund might open the new futures position at a higher price or choose other related commodity investments.
  Additional Economic Factors. The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, commodity-linked notes, commodity options and commodity swaps, than on traditional securities. These additional variables may create additional investment risks which subject the Underlying Fund's investments to greater volatility than investments in traditional securities.
  Leverage. There is much greater leverage in futures trading than in stocks. As a registered investment company, the Underlying Fund must pay in full for all securities it purchases. In other words, the Underlying Fund is not allowed to purchase securities on margin. However, the Underlying Fund is allowed to purchase futures contracts on margin. The initial margin requirements are typically between 5% and 15% of the notional value of the contract. That means the Underlying Fund is only required to pay up front between 5% to 15% percent of the notional value of the futures contract. Therefore, the Underlying Fund has a higher degree of leverage in its futures contract purchases than in its stock purchases. As a result there may be differences in the volatility of rates of return between securities purchases and futures contract purchases, with the returns from futures contrac ts being more volatile.

Credit Derivatives. An Underlying Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured security ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. The Underlying Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. The Underlying Fund may take a short position in the credit default swap (also known as "buying credit protection"), or may take a long position in the credit default swap (also known as "selling credit protection").

The Underlying Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. If the Underlying Fund takes a short position in the credit default swap and there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Underlying Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

Taking a long position in the credit default swap (i.e., purchasing the "funded swap") would increase the Underlying Fund's exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

If the Underlying Fund takes a long position in the credit default swap and there is a credit event the fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

Inverse Floaters. "Inverse floaters" are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity.

An inverse floater is typically created by a trust that divides a fixed-rate municipal security into two securities: a short-term tax free floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, a fund may purchase a fixed-rate municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). A fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

A fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, a fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for a fund when the fund has invested in inverse floaters that expose the fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

A fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the fund. Under such an agreement, on liquidation of the trust, the fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forbearance" agreement would expose the fund to the risk that it may be required to make the payment described above, the fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Risks of Derivatives and Hedging Instruments. The use of derivatives and hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If an Underlying Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, an Underlying Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, an Underlying Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Futures Market Risk. The ordinary differences between prices in the cash markets and the futures markets are subject to distortions, due to differences in the nature of those markets.

  Participants in the futures market are subject to margin deposit and maintenance requirements that may cause investors to close futures contracts through offsetting transactions, distorting the normal market relationships.
  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
  Speculators may consider that deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause price distortions.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if an Underlying Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within an Underlying Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Asset Coverage for Certain Investments and Trading Practices. Typically, a Fund's or Underlying Fund's investments in equity and fixed-income securities do not involve any future financial obligations. However, a Fund or Certain Underlying Funds (each referred to as a "fund" for purposes of this discussion of asset coverage) may make investments or employ trading practices that obligate the fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance may require earmarking or segregation by the fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the fund's obligations with respect to these strategies are not other wise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions, or by other means consistent with applicable regulatory policies. In some cases, SEC guidance permits the fund to cover its obligation by entering into an offsetting transaction.

For example, if a fund enters into a currency forward contract to sell foreign currency on a future date, the fund may cover its obligation to deliver the foreign currency by earmarking or otherwise segregating cash or liquid securities having a value at least equal to the value of the deliverable currency. Alternatively, the fund could cover its obligation by earmarking or otherwise segregating an amount of the foreign currency at least equal to the deliverable amount or by entering into an offsetting transaction to acquire an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price received by the fund under the currency forward contract.

With respect to certain derivative instruments (e.g., futures contracts) that are not required to "cash settle", the Fund must cover open positions by earmarking or otherwise segregating liquid assets in an amount equal to the market value or full notional amount of the derivative instrument(s). However, for derivative instrument(s) that are required to cash-settle, the Fund is permitted to earmark or otherwise segregate liquid assets in an amount equal to the Fund's daily marked to market (or net) obligation, if any, rather than the market value or full notional amount. By setting aside or "earmarking" assets equal to only its net obligation under cash-settled derivative instruments, the Fund will have the ability to utilize these instruments to a greater extent than if the Fund were required to segregate or "earmark" assets equal to the full market or notional amount value of the instrument.

A fund's approach to asset coverage may vary among different types of swaps. With respect to most swap agreements (but excluding, for example, credit default swaps), the fund calculates the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). Consequently the fund 's current obligations (or rights) under these swap agreements will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund's current obligation, if any, under a swap agreement will generally be covered by earmarking or otherwise segregating cash or liquid securities having an aggregate net asset value at least equal to the accrued unpaid net amounts owed. To the extent that the obligations of the parties under these swaps are not calculated on a net basis, the amount earmarked or otherwise segregated will be the full amount of the fund's obligations, if any. Alternatively, the fund could cover its obligation by other means consistent with applicable regulatory policies.

With respect to credit default swaps, typically, if a fund enters into a credit default swap as the buyer of credit protection, then it will earmark or otherwise segregate an amount of cash or liquid securities at least equal to any accrued payment or delivery obligations under the swap. Alternatively, if a fund enters into a credit default swap as the seller of credit protection, then the fund will earmark or otherwise segregate an amount of cash or liquid securities at least equal to the full notional amount of the swap. Alternatively, the fund could cover its obligation by other means consistent with applicable regulatory policies.

Earmarking or otherwise segregating a large percentage of a fund's assets could impede the Manager's ability to manage the fund's portfolio.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Tax Aspects of Certain Derivatives and Hedging Instruments. Futures contracts, non-equity options and certain foreign currency exchange contracts are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by an Underlying Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax potentially applicable to a Fund and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.

Certain forward contracts may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized on those positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

  gains or losses attributable to fluctuations in exchange rates that occur between the time interest or other receivables are accrued or expenses or other liabilities denominated in a foreign currency are accrued and the time an Underlying Fund actually collects such receivables or pays such liabilities, and gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of investment income available for distribution to its shareholders.

Other Investments and Investment Strategies

The Underlying Funds may also use the following types of investments and investment strategies.

When-Issued and Delayed-Delivery Transactions. "When-issued" and "delayed-delivery" are terms that refer to securities whose documentation are available, and for which a market exists, but which are not available for immediate delivery to a purchaser. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction with payment and delivery of the security made at a later date. During the period between purchase and settlement, the buyer makes no payment to the issuer (or seller) of the security and no interest accrues to the buyer from the investment. Purchases on that basis are made when it is anticipated that the price at the time of the transaction is lower than the price will be at the time of delivery.

The securities are subject to change in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the purchase price. If the value of the security declines below the purchase price, the transaction may lose money.

The buyer relies on the other party to complete the when-issued or delayed-delivery transactions. The buyer will bear the risk that a security purchased on a when-issued or delayed-delivery basis may not be issued or may not be delivered as agreed. A failure to do so may cause the loss of an opportunity to obtain the security at an advantageous price or yield.

When-issued and delayed-delivery transactions can be used as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, if rising interest rates or falling prices are anticipated, a portfolio security may be sold on a delayed-delivery basis to attempt to limit exposure to those occurrences. In periods of falling interest rates and rising prices, a purchase of securities on a when-issued or delayed-delivery basis may be used to obtain the benefit of currently higher cash yields.

An Underlying Fund engages in when-issued and delayed-delivery transactions for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although an Underlying Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to receive delivery, it may incur a gain or loss.

At the time of the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, an Underlying Fund records the transaction on its books and reflects the value of the security purchased in determining its net asset value. It also identifies liquid assets on its books at least equal to the amount of the purchase commitment until it pays for the investment. In a sale transaction, it records the proceeds to be received.

Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Institutions must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the institution fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the institution's creditworthiness to confirm that it is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. An Underlying Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the Manager determines the liquidity of portfolio investments. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Borrowing and Leverage. The Fund may borrow money, to the extent currently permitted under the Investment Company Act, and any applicable rules, regulations or exemptions. If the Fund borrows it will create leverage. Leverage may increase the opportunity for return but also creates special risks and may be considered speculative. The use of leverage may make the Fund's share prices more volatile. Interest on money it borrows is an expense. If those expenses are higher than the income or capital appreciation on securities purchased with the borrowed funds, performance will be lower than it would have been if the Fund had not borrowed.

The Fund's borrowing will only be from banks and will not be for more than 33 1/3% of the value of its total assets, including the amount borrowed. If its borrowings exceed that amount, the Fund is required to reduce its bank debt to the extent necessary to comply with that requirement within three days. To do so, the Fund may need to sell securities at a time when it otherwise would not do so.

Temporary Defensive and Interim Investments. In times of unstable or adverse market, economic or political conditions, or if the Manager believes it is otherwise appropriate to reduce holdings in the Fund's principal investments, the Fund can invest in other types of securities for defensive purposes. It can also purchase these types of securities for liquidity purposes to meet cash needs due to the redemption of shares, or to hold while waiting to invest cash received from the sale of its shares or portfolio securities.

These temporary defensive investments can include: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) commercial paper rated in the highest category by an established nationally recognized statistical rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; and (vii) shares of Oppenheimer Institutional Money Market Fund.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are must comply with all applicable regulations and with the Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the securities lending procedures and applicable regulatory requirements (which are subject to change), a fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that a fund has received must at least equal the value of the loaned securities. If a fund receives cash collateral from the borrower, a fund may invest that cash in certa in high quality, short-term investments, including money market funds advised by the Manager, as specified in its securities lending procedures. A fund will be responsible for the risks associated with the investment of cash collateral, including the risk that a fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit a fund to recall loaned securities on five business days' notice and a fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on a fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or a fund on 30 days' written notice.

Each Underlying Fund limits its loans of portfolio securities to not more than 25% of its net assets.

Portfolio Turnover. "Portfolio turnover" describes the rate at which the Funds and the Underlying Funds trade their portfolio securities. For example, if the Funds or Underlying Funds sold all of their securities during a one year period, their portfolio turnover rate would be 100%. The Funds' and Underlying Funds' portfolio turnover rates will fluctuate from year to year. It is not anticipated that the Funds will have a high portfolio turnover rate, however, the Underlying Funds may have a portfolio turnover rate of more than 100% annually.

Increased portfolio turnover may result in higher brokerage and transaction costs for the Underlying Funds, which may reduce their overall performance. Most of the Funds' portfolio transactions, however, should involve trades in the Underlying Funds that do not entail brokerage commissions. The realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders. The Funds and the Underlying Funds will normally distribute all of the capital gains they realize each year to avoid excise taxes under the Internal Revenue Code.

Investment Restrictions

Fundamental Policies.  The Funds and the Underlying Funds have adopted policies and restrictions to govern their investments. Under the Investment Company Act, "fundamental" policies are those policies that can be changed only by the vote of a "majority" of a Fund's or an Underlying Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Funds' investment objectives are not fundamental policies, but will not be changed without approval by the Fund's Board of Trustees and notice to shareholders. The investment objectives of the Underlying Funds may be fundamental or non-fundamental, according to the Prospectus and SAI of each Underlying Fund. Other policies described in the Funds' and/or the Underlying Funds' Prospectuses or SAIs, are fundamental only if they are identified as such. Each Fund's Board of Trustees and each Underlying Fund's Board of Directors or Trustees can change non-fundamental policies without shareholder approval. However, significant changes to a Fund's investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of each of the Funds:

  A Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of each Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. For purposes of this restriction, a Fund's investments will be considered to be its pro rata portion of each Underlying Fund's portfolio securities.
  A Fund cannot invest 25% or more of its total assets in any one industry or in a group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to securities issued by investment companies.
  A Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot purchase real estate or commodities; however, a Fund may use commodity contracts approved by its Board.
  A Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund may not underwrite securities issued by others, except to the extent that such Fund may be considered an underwriter within the meaning of the Securities Act, as amended, when reselling securities held in its own portfolio.

Currently, under the Investment Company Act, and the Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the Investment Company Act, a fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets. The Investment Company Act also requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities. To the extent that a Fund or an Underlying Fund has restrictions on or is not permitted to invest in real estate, real estate related securities and/or commodities, that information is set out in the investment restrictions in this section.

Presently, under the Investment Company Act a registered mutual fund cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

  A Fund may not invest in illiquid securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law.

Currently, under the Investment Company Act, a mutual fund cannot invest in illiquid securities (i.e., securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party), if at the time of acquisition more than 15% of its net assets would be invested in such securities. The shares of the Underlying Funds are not illiquid investments under the Funds' policies or the applicable Investment Company Act rules and regulations.

Do the Underlying Funds Have Fundamental Policies? Each of the Underlying Funds has its own fundamental policies. Those policies may differ from the fundamental policies of the Funds or the other Underlying Funds. The Funds and the Underlying Funds each apply their own policies with respect to their own portfolio investments. The following investment restrictions are fundamental policies of the Underlying Funds:

Capital Appreciation Fund:

  Capital Appreciation Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments issued of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Capital Appreciation Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Capital Appreciation Fund cannot borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Capital Appreciation Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption there from that is applicable to Capital Appreciation Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Capital Appreciation Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Capital Appreciation Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Capital Appreciation Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Capital Appreciation, as such statute, rules or regulations may be amended or interpreted from time to time.

Champion Income Fund:

  Champion Income Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of Champion Income Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Champion Income Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Under this policy, utilities are divided into "industries" according to the services they provide (for example, gas, gas transmission, electric and telephone utilities will be considered to be in separate industries). Champion Income Fund can invest more than 25% in a group of industries.
  Champion Income Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Champion Income Fund may only borrow from banks and/or affiliated investment companies and only as a temporary measure for extraordinary or emergency purposes. Champion Income Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its total assets. With respect to this fundamental policy, Champion Income Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Champion Income Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.
  Champion Income Fund cannot invest in real estate or in interests in real estate. However, Champion Income Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).
  Champion Income Fund cannot invest in commodities or commodity contracts. However, Champion Income Fund may buy and sell any of the hedging instruments permitted by its other investment policies, whether or not the hedging instrument is considered a commodity or commodity contract, subject to the restrictions and limitations on such investments specified in Champion Income Fund's Prospectus and SAI.
  Champion Income Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Champion Income Fund cannot issue "senior securities", but this does not prohibit certain investment activities for which assets of Champion Income Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Commodity Strategy Total Return Fund:

  Commodity Strategy Total Return Fund will not purchase the securities, commodity-linked notes and other instruments of any issuer if, as a result, 25% or more of the Commodity Strategy Total Return Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries. This restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them.
  Commodity Strategy Total Return Fund will invest 25% or more of its total assets in securities, commodity-linked notes and other instruments, including futures and forward contracts, related options and swaps, linked to one or more of the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors. The individual components of an index will be considered as separate industries for this purpose. Commodity Strategy Total Return Fund may also invest more than 25% of total assets in a group of industries.
  Commodity Strategy Total Return Fund will not issue any senior security. However, Commodity Strategy Total Return Fund may enter into commitments to purchase securities in accordance with the Commodity Strategy Total Return Fund's investment program, including reverse repurchase agreements, delayed-delivery and when-issued securities, which may be considered the issuance of senior securities. Additionally, Commodity Strategy Total Return Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the Investment Company Act and applicable regulations, interpretations of the Investment Company Act or an exemptive order. Commodity Strategy Total Return Fund may also engage in short sales of securities to the extent permitted in its investment program and other restrictions. The purchase or sale of commodity-linked notes, futures or sw ap contracts and related options shall not be considered to involve the issuance of senior securities. Moreover, Commodity Strategy Total Return Fund may borrow money as authorized by the Investment Company Act.
  Commodity Strategy Total Return Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent Commodity Strategy Total Return Fund from purchasing or selling commodity-linked notes, or options and futures contracts with respect to individual commodities or indices, or from investing in securities or other instruments backed by physical commodities or indices.
  Commodity Strategy Total Return Fund will not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent Commodity Strategy Total Return Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude Commodity Strategy Total Return Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. Commodity Strategy Total Return Fund can also invest in real estate operating companies and shares of companies engaged in other real estate related businesses.
  Commodity Strategy Total Return Fund cannot underwrite securities issued by other persons. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling securities held in its own portfolio.
  Commodity Strategy Total Return Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements. Currently, the Investment Company Act permits (a) lending of securities, (b) purchasing debt securities or similar evidences of indebtedness, (c) repurchase agreements and (d) interfund lending consistent with Commodity Strategy Total Return Fund's exemptive order; or
  Commodity Strategy Total Return Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Commodity Strategy Total Return Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Commodity Strategy Total Return Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. Currently, the Investment Company Act permits a mutual fund to borrow from banks and/or affiliated investment companies up to one-third of its total assets (including the amount borrowed). Commodity Strategy Total Return Fund may borrow up to 5% of its total assets for temporary purposes from any person. Interfund borrowing must be consistent with the Commodity Strategy Total Return Fund's exemptive order.

The percentage restrictions described above and in the Commodity Strategy Total Return Fund's Prospectus (other than the percentage limitations that apply on an on-going basis and except in the case of borrowing and investments in illiquid securities) apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

Core Bond Fund:

  Core Bond Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of Core Bond Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Core Bond Fund cannot concentrate its investments (that means it cannot invest 25% or more of its total assets) in any one industry. Gas, water, electric and telephone utilities are considered to be separate industries for this purpose.
  Core Bond Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  Core Bond Fund cannot invest in real estate or real estate mortgage loans. However, Core Bond Fund can purchase and sell securities issued or secured by companies that invest in or deal in real estate or interests in real estate.
  Core Bond Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Core Bond Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Core Bond may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Core Bond Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Core Bond Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Core Bond Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Developing Markets Fund:

  Developing Markets Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Developing Markets Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Developing Markets Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Developing Markets Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Developing Markets Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Developing Markets Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

Discovery Fund:

  Discovery Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuers voting securities. This limitation applies to 75% of Discovery Fund's total assets government or any of its agencies or instrumentalities or securities of other investment companies.
  Discovery Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Discovery Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Discovery Fund cannot invest 25% or more of its assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Discovery Fund cannot underwrite securities of other companies. A permitted exception is in the case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Discovery Fund cannot invest in real estate, physical commodities or commodity contracts except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Discovery Fund cannot issue senior securities, except to the extent permitted under the Investment Comapny Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Global Fund:

  Global Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom that is applicable to Global Fund, as such statute, rules and regulations may be amended from time to time.
  Global Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. That limitation applies to 75% of Global Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Global Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Global Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Global Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Global Opportunities Fund:

  Global Opportunities Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Global Opportunities Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global Opportunities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Opportunities Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Opportunities Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Global Opportunities Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.
  Global Opportunities Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Global Opportunities Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Gold & Special Minerals Fund:

  Gold & Special Minerals Fund cannot invest in Metal Investments if, as a result, more than 10% of Gold & Special Minerals Fund's total assets would be invested in Metal Investments.
  With the exception of its investments in Mining Securities and Metal Investments, Gold & Special Minerals Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Gold & Special Minerals Fund is "non-diversified" under the Investment Company Act.
  Gold & Special Minerals Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Gold & Special Minerals Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Gold & Special Minerals Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption thereform that is applicable to Gold & Special Minerals Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Gold & Special Minerals Fund cannot invest in real estate, physical commodities or commodity contracts (other than the hedging instruments or Metal Investments permitted by any of its other investment policies) except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. It does not matter whether the hedging instrument or Metal Investment is considered to be a commodity or commodity contract.
  Gold & Special Minerals Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Gold & Special Minerals Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  As a non-fundamental investment policy, Gold & Special Minerals Fund cannot invest in the securities of other investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

Non-Diversification of Gold & Special Minerals Fund's Investments. Gold & Special Minerals Fund is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that Gold & Special Minerals Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if Gold & Special Minerals Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, Gold & Special Minerals Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes on amounts distributed if more than 90% of its earnings are distributed to shareholders. To qualify, Gold & Special Minerals Fund must meet a number of conditions. First, not more than 25% of the market value of Gold & Special Minerals Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total asse ts, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

Institutional Money Market Fund:

  Institutional Money Market Fund cannot make any investment inconsistent with Institutional Money Market Fund's classification as a diversified investment company under the Investment Company Act.
  Institutional Money Market Fund cannot invest more than 5% of its total assets in the securities of any issuer (except the U.S. government or its agencies or instrumentalities); provided, however, that Institutional Money Market Fund may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that Institutional Money Market Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso at any time.
  Institutional Money Market Fund cannot invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of related industries (excluding securities issued by the U.S. Government and its agencies and instrumentalities and certain instruments issued by domestic banks).
  Institutional Money Market Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Institutional Money Market Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Institutional Money Market Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Institutional Money Market Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Institutional Money Market Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Institutional Money Market Fund may not underwrite securities issued by others, except to the extent that Institutional Money Market Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  Institutional Money Market Fund cannot issue senior securities to the extent such issuance would violate applicable law.

International Bond Fund:

  International Bond Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  International Bond Fund cannot buy or sell real estate. However, International Bond Fund can purchase debt securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.
  International Bond Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  International Bond Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of International Bond Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.
  International Bond Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. International Bond Fund may borrow only from banks and/or affiliated investment companies. International Bond Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its total assets. With respect to this fundamental policy, International Bond Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  International Bond Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any one industry. International Bond Fund will not invest 25% or more of its total assets in government securities of any one foreign country or in debt and equity securities issued by companies organized under the laws of any one foreign country. Obligations of the U.S. Government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this policy.

Non-Diversification of International Bond Fund's Investments. International Bond Fund is classified as a "non-diversified" fund under the Investment Company Act. Funds that are diversified have restrictions against investing a higher percentage of their assets in the securities of any one issuer. As a non-diversified fund, International Bond Fund can invest more of its assets in the securities of a single issuer than it could if it was classified as a diversified fund. However, International Bond Fund limits its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. To qualify, International Bond Fund's investments must meet a number of conditions. First, no more than 25% of the market value of the International Bond Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of the International Bond Fund's total assets may be invested in the securities of a single issuer, and (2) International Bond Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Being a non-diversified fund may pose additional investment risks. If International Bond Fund invests more of its assets in a particular issuer, the value of its investments may be affected to a greater extent by adverse conditions affecting that issuer.

International Growth Fund:

  International Growth Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of International Growth Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  International Growth Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to International Growth Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  International Growth Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  International Growth Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Growth Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to International Growth Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

International Small Company Fund:

  International Small Company Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  International Small Company Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Global Opportunities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Small Company Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  International Small Company Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exception there from, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Small Company Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Small Company Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  International Small Company Fund may not borrow money, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

International Value Fund:

  International Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of International Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  International Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  International Value Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  International Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  International Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Limited-Term Government Fund:

  Limited-Term Government Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Limited-Term Government Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.
  Limited-Term Government Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.
  Limited-Term Government Fund cannot deviate from any of its other investment policies that are described as fundamental policies in the Prospectus or its SAI.
  Limited-Term Government Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
  Limited-Term Government Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Limited-Term Government Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Limited-Term Government Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Limited-Term Government Fund cannot purchase or sell real estate, commodities or commodity contracts. However, Limited-Term Government Fund may use hedging instruments approved by its Board of Trustees whether or not those hedging instruments are considered commodities or commodity contracts.
  Limited-Term Government Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Limited-Term Government Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Limited-Term Government Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, contracts to buy or sell derivatives, hedging instruments, options, or futures.

Main Street Fund:

  Main Street Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of Main Street Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.
  Main Street Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. Government securities.
  Main Street Fund cannot invest in commodities. However, Main Street Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It does not matter if the hedging instrument is considered to be a commodity or commodity contract.
  Main Street Fund cannot invest in real estate or in interests in real estate. However, Main Street Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).
  Main Street Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.
  Main Street Fund cannot borrow money in excess of 33 1/3% of the value of its total assets (including the amount borrowed). Main Street Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.
  Main Street Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

Main Street Select Fund:

  Main Street Select Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of Main Street Select Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Main Street Select Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.
  Main Street Select Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Main Street Select Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Select Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Main Street Select Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. Obligations of the U.S. government, its agencies and instrumentalitiesare not considered to be part of an "industry" for the purposes of this restriction.
  Main Street Select Fund cannot invest in physical commodities or physical commodity contracts. However, Main Street Select Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.
  Main Street Select Fund cannot invest in real estate or in interests in real estate. However, Main Street Select Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).
  Main Street Select Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Select Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Select Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Main Street Small- & Mid- Cap Fund:

  Main Street Small- & Mid- Cap Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Main Street Small- & Mid- Cap Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Main Street Small- & Mid- Cap Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund-lending program with other affiliated funds, and (d) through repurchase agreements.
  Main Street Small- & Mid- Cap Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. Main Street Small- & Mid- Cap Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, Main Street Small- & Mid- Cap Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
  Main Street Small- & Mid- Cap Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. Government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.
  Main Street Small- & Mid- Cap Fund cannot invest in real estate or in interests in real estate. However, Main Street Small- & Mid- Cap Fund can purchase securities of issuers holding real estate or interests in real estate (inlcuding securities of real estate investment trusts).
  Main Street Small- & Mid- Cap Fund cannot invest in physical commodities or physical commodity contracts. However, Main Street Small- & Mid- Cap Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.
  Main Street Small- & Mid- Cap Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Main Street Small- & Mid- Cap Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of Main Street Small- & Mid- Cap Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Master Event-Linked Bond Fund:

  The Fund cannot issue "senior securities," except as permitted under the Investment Company Act. This limitation does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives.
  The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot underwrite securities of other companies. A permitted exception is in case the Fund is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.
  The Fund cannot buy or sell real estate. However, the Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers (including real estate investment trusts) that invest in real estate or interests in real estate. The Fund may hold and sell real estate as acquired as a result of the Fund's ownership of securities.
  The Fund cannot buy or sell commodities or commodity contracts. However, the Fund can buy and sell derivative instruments, such as futures contracts, options and swaps.
  The Fund cannot loan money, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot buy securities on margin. However, the Fund can make margin deposits in connection with its use of derivative instruments and hedging instruments.

Master Inflation Protected Securities Fund:

  Master Inflation Protected Securities Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of Master Inflation Protected Securities Fund 's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or to securities of other investment companies.
  Master Inflation Protected Securities Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Under this policy, utilities are divided into "industries" according to the services they provide (for example, gas, gas transmission, electric and telephone utilities will be considered to be in separate industries). Master Inflation Protected Securities Fund can invest more than 25% in a group of industries.
  Master Inflation Protected Securities Fund cannot issue "senior securities," except as permitted under the Investment Company Act. This limitation does not prohibit certain investment activities for which assets of Master Inflation Protected Securities Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives.
  Master Inflation Protected Securities Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master Inflation Protected Securities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master Inflation Protected Securities Fund cannot underwrite securities of other companies. A permitted exception is in case Master Inflation Protected Securities Fund is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Master Inflation Protected Securities Fund cannot buy or sell real estate. However, Master Inflation Protected Securities Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers (including real estate investment trusts) that invest in real estate or interests in real estate. Master Inflation Protected Securities Fund may hold and sell real estate as acquired as a result of Master Inflation Protected Securities Fund's ownership of securities.
  Master Inflation Protected Securities Fund cannot buy or sell commodities or commodity contracts. However, Master Inflation Protected Securities Fund can buy and sell derivative instruments, such as futures contracts, options and swaps.
  Master Inflation Protected Securities Fund cannot loan money, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom that is applicable to Master Inflation Protected Securities Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master Inflation Protected Securities Fund cannot buy securities on margin. However, Master Inflation Protected Securities Fund can make margin deposits in connection with its use of derivative instruments and hedging instruments.

Master International Value Fund:

  Master International Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Master International Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master International Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master International Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master International Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Master International Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master International Value Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Master International Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Master Loan Fund:

  Master Loan Fund cannot issue "senior securities," except as permitted under the Investment Company Act. This limitation does not prohibit certain investment activities for which assets of Master Loan Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives.
  Master Loan Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Master Loan Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Master Loan Fund cannot underwrite securities of other companies. A permitted exception is in case Master Loan Fund is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Master Loan Fund cannot invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry. Master Loan Fund can invest 25% or more of its total assets and can invest up to 100% of its total assets in securities of issuers in the group of financial services industries, which under Master Loan Fund's currently-used industry classifications include the following industries (this group of industries and Master Loan Fund's industry classifications can be changed by Master Loan Fund without shareholder approval): banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans, and special purpose financial. For the purpose of this investment restriction, the term "issuer" includes the borrower under a loan, the agent bank for a loan, and any intermediate participant in the loan interposed between the borrower and Master Loan Fund. The percentage limitation in this investment restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For the purposes of interpreting this investment restriction, each foreign national government is treated as an "industry" and utilities are divided according to the services they provide.
  Master Loan Fund cannot buy or sell real estate. However, Master Loan Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers (including real estate investment trusts) that invest in real estate or interests in real estate. Master Loan Fund may hold and sell real estate as acquired as a result of Master Loan Fund's ownership of securities.
  Master Loan Fund cannot buy or sell commodities or commodity contracts. However, Master Loan Fund can buy and sell derivative instruments, such as futures contracts, options and swaps.
  Master Loan Fund cannot make loans to other persons. However, Master Loan Fund can invest in loans (including by direct investments as an original lender or purchasing assignments or participation interests) and other debt obligations in accordance with its investment objective and policies. Master Loan Fund may also lend its portfolio securities and may purchase securities subject to repurchase agreements.
  Master Loan Fund cannot buy securities on margin. However, Master Loan Fund can make margin deposits in connection with its use of derivative instruments and hedging instruments.

Real Estate Fund:

  Real Estate Fund cannot make loans except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Real Estate Fund, as such statue, rules or regulations may be amended or interpreted from time to time.
  Real Estate Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Real Estate Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Real Estate Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to Real Estate Fund's investments in the real estate industry in general.
  Real Estate Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Real Estate Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Diversification of Real Estate Fund's Investments. Real Estate Fund is classified as a "non-diversified" fund under the Investment Company Act. Funds that are diversified have restrictions against investing a higher percentage of their assets in the securities of any one issuer. As a non-diversified fund, Real Estate Fund can invest more of its assets in the securities of a single issuer than it could prior to April 12, 2007 when it was classified as a diversified fund. However, Real Estate Fund limits its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, no more than 25% of the market value of Real Estate Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of Real Estate Fund's total assets may be invested in the securities of a single issuer, and (2) Real Estate Fund may not own more than 10% of the outstanding voting securities of a single issuer.

Being non-diversified may pose additional investment risks. If Real Estate Fund invests more of its assets in fewer issuers, the value of its shares may be affected to a greater extent by adverse conditions affecting any one of those issuers. The statement of investments included in this SAI reflect the investments held by Real Estate Fund prior to its changing from a diversified to a non-diversified classification and may not be reflective of Real Estate Fund's allocation of investments following that change.

  Real Estate Fund cannot issue senior securities, except as permitted by the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Rising Dividends Fund:

  Rising Dividends Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Rising Dividends Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Rising Dividends Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot invest 25% or more of its total assets in any one industry or group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Rising Dividends Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Rising Dividends Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rising Dividends Fund may not underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

Rochester Fund Municipals:

  Rochester Fund Municipals cannot invest 25% or more of its total assets in any one industry. That limit does not apply to municipal securities in general, to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or to securities issued by investment companies.
  Rochester Fund Municipals cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Rochester Fund Municipals cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rochester Fund Municipals cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Rochester Fund Municipals, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rochester Fund Municipals may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rochester Fund Municipals cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
  Rochester Fund Municipals cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Rochester Fund Municipals invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal securities.

Small- & Mid- Cap Value Fund:

  Small- & Mid- Cap Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Small- & Mid- Cap Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Small- & Mid- Cap Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Small- & Mid- Cap Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Small- & Mid- Cap Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid- Cap Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid- Cap Value Fund may not underwrite securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  Small- & Mid- Cap Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Small- & Mid-Cap Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Small- & Mid-Cap Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

U.S. Government Trust:

  U.S. Government Trust cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  U.S. Government Trust cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of U.S. Government Trust's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  U.S. Government Trust cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust may not underwrite securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  U.S. Government Trust cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to U.S. Government Trust, as such statute, rules or regulations may be amended or interpreted from time to time.
  U.S. Government Trust may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to U.S. Government Trust, as such statute, rules or regulations may be amended or interpreted from time to time.

Value Fund:

  Value Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of Value Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies.
  Value Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies.
  Value Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to Value Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  Value Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 in reselling its portfolio securities.

Do the Underlying Funds Have Any Restrictions That Are Not Fundamental? Each of the Underlying Funds has its own investment restrictions that are not fundamental policies, which means that they can be changed by vote of a majority of each respective Underlying Fund's Board of Trustees without shareholder approval. Those policies may differ from the policies of the Funds or the other Underlying Funds. The Funds and the Underlying Funds each apply their own policies with respect to their own portfolio investments. The following investment restrictions are non-fundamental policies of the Underlying Funds as indicated below.

  None of the Underlying Funds can invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act and U.S. Government Trust cannot invest in any securities of other investment companies except if it acquires them as part of a merger, consolidation or acquisition of assets except that it may purchase and redeem shares issued by a money market fund. Global Fund cannot invest in securities of other open-end investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, or invest more than 5% of its net assets in closed-end investment companies, including small business investment companies, and the commission rates on such investments may not be in excess of normal brokerage commissions.
  U.S. Government Trust and Small- & Mid- Cap Value Fund cannot invest in interests in oil, gas, or other mineral exploration or development programs.
  U.S. Government Trust and Small- & Mid- Cap Value Fund will provide at least 60 days' prior notice of any change in their non-fundamental policies to invest, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings used for investment purposes) in U.S. Government securities and in equity securities of small- and mid-cap domestic and foreign issuers, respectively.
  Global Fund cannot sell securities short except in "short sales against-the-box."
  Small- & Mid- Cap Value Fund cannot make short sales or purchase securities on margin. However, Small- & Mid- Cap Value Fund can make short-term borrowings when necessary for the clearance of purchases of portfolio securities.
  International Growth cannot sell securities short except in collateralized transactions. In those cases it must own an equivalent amount of the securities sold short. Not more than 15% of the International Growth's net assets may be held as collateral for short sales at any time. It does not expect to engage in this type of transaction as part of its normal portfolio management techniques.
  Main Street Small- & Mid- Cap Fund will provide at least 60 days' prior notice of any change in their non-fundamental policies to invest, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings used for investment purposes, in equity securities of "small- and mid-cap" issuers, respectively.
  Developing Markets Fund cannot invest in companies for the purpose of acquiring control or management of them
  Developing Markets Fund cannot purchase securities on margin. However, it may make margin deposits in connection with any of the hedging instruments permitted by any of its other investment policies.
  Developing Markets Fund cannot invest in or hold securities of any issuer if officers and Trustees of Developing Markets Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.
  Developing Markets Fund cannot mortgage or pledge anu of its assets. However, this does not prohibit the escrow arrangements contemplated by the writing of covered call options or other collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its investments policies.
  International Bond Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This shall not prevent it from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
  Rochester Fund Municipals cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in its Prospectus or its Statement of Additional Information.
  Rochester Fund Municipals will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that it may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933.
  Rochester Fund Municipals cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures. The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain shortterm credits that may be necessary for the clearance of purchases and sales of securities.
  Rochester Fund Municipals cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with its policy on borrowing and hedging instruments is permitted.
  Rochester Fund Municipals cannot sell securities short.
  Rochester Fund Municipals cannot invest in other investment companies except to the extent permitted by the Act. It would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment adviser or sub-adviser. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as Rochester Fund Municipals. Rochester Fund Municipals' policy not to concentrate its investments, as described above, also would permit it to adopt a "master-feeder" structure. Under that structure, Rochester Fund Municipals would be a "feeder" fund and would invest all of its assets in a single pooled "master fund" in which other feeder funds could also invest. This could enable Rochester Fund Municipals 60;to take advantage of potential operational and cost efficiencies in the master-feeder structure. Rochester Fund Municipals has no present intention of adopting the masterfeeder structure. If it did so, its Prospectus and Statement of Additional Information would be revised accordingly.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and pro cedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in accordance with the Fund's, the Manager's, the Distributor's and the Transfer Agent's policies and procedures regarding dissemination of information about the Fund's portfolio holdings.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its annual and semi-annual reports to shareholders and in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the Fund's portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund's website (at www.oppenheimerfunds.com) no sooner than 30 days after the end of each calendar month. The top 20 month-end securities holdings, listed by security or by issuer, may be posted on the OppenheimerFunds website with a 15-day delay. The Fund may delay posting its holdings, post a smaller list of holdings (e.g., the top 10 or top 15 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed 15 days after the end of each calendar month.

The Fund's portfolio holdings information (which may include information on the Fund's entire portfolio of individual securities therein) positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and will not use such information in any way that is detrimental to the Manager, its affiliates and the Fund or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information.

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices;
  Insurance companies that have separate accounts invested in Oppenheimer Variable Account Funds or Panorama Series Fund, Inc. (to prepare their financial statements and analysis);
  Brokers and dealers for purposes of providing portfolio analytic services;
  Brokers and dealers in connection with portfolio transactions (purchases and sales); and
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 5 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers in the Manager's Investment Operations and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to use such information in any way that is detrimental to the Manager, its affiliates and the Fund.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with applicable policies and procedures. At least annually the CCO reports to the Fund's Board any material violation of these policies and procedures during the previous period and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

13D Research	FTN Financial	Petercam Group
1st Discount Brokerage	Furey Research Partners	Pipeline Trading Systems LLC
ABG Sundal Collier	Gabelli & Co.	Piper Jaffray Corp.
Access342	GARP Research & Securities Co.	Pivotal Research
ACP Securities	Gary Shillings	Portales Partners
Altus Investment Management	Gleacher & Company	R. Seelaus & Co. Inc.
Amba Research	Investment Company Institute	R.V. Kuhns & Associates, Inc.
Arbor Research & Trading	Global Hunter Securities	Ramirez & Co. Inc.
Avondale Partners	Goldman, Sachs & Co.	RBC Capital Markets
B. Riley & Co.	Greenstreet Advisers	Red Capital Markets
Baird & Co., Inc.	Griffin Securities	Redburn Partners
Banco Itau	Guggenheim Capital Markets	Renaissance Macro Research
Bank of America Securities LLC	Hapoalim Securities Bank USA	Rice Financial Products Co.
Barclays Capital	Hedgeye Risk Management	Risk Metrics Group
BarraOne	Height Analytics	Robert W. Baird & Co.
Barrington Research Associates	Herbert J. Sims & Co, Inc.	Rocaton Investment Advisors, LLC
BB&T Capital Markets	Hewitt Financial Services LLC	Rochdale Securities Corp.
Belle Haven Investments, Inc.	Howard Weil Inc.	Rodman & Renshaw, Inc.
Belton Enclave	HSBC Securities	Rogerscasey, LLC
Bergen Capital	India Infoline	Roosevelt & Cross
Blackrock, Inc.	Investec	Royal Bank of Scotland
Bloomberg L.P.	Inves1	Russell/Mellon Analytical Solutions
Blue Fin Research Group	ISI Group, Inc.	Samsung Securities Inc.
BMO Capital Markets	ITG - Majestic Research	Samuel A. Ramirez & Co. Inc.
Branch Bank & Trust Capital Markets	Janco Partners	Sander Morris Harris
Brean, Murray, Carret & Co.	Janney Montgomery Scott LLC	Sandler O'Neill
Brown Brothers Harriman & Co.	Jefferies & Company	Sanford C. Bernstein & Co.
BTG, plc.	Jennifer Black & Associates	Scotia Capital Markets
Buckingham Research	JMP Securities	Seattle Northwest Securities
CA Cheuvreux	Johnson Rice & Co.	Sector & Sovereign LLC
Cabrera Capital Markets	JNK Securities Corp.	Securevest Financial
Callan Associates, Inc.	JP Morgan Chase Securities	SG Cowen
Calyon Securities Inc.	Kaufman Brothers	Sidoti & Co. LLC
Cambridge	Keefe, Bruyette & Woods, Inc.	Siebert Brandford Shank & Co.
Canaccord Adams, Inc.	KeyBanc Capital Markets	Signal Hill Capital
Canaccord Genuity	Lazard Capital Markets	Simmons & Company
Capital One Southcoast	LCG Associates, Inc.	Societe Generale Group
Capstone LLC	Lebenthal & Co. LLC	Soleil Securities Corp.
Caris & Co.	Leerink Swann	Southwest Securties (SWS) Group, Inc.
Charter Equity Research	Liberium Capital	Standard Chartered Bank
China International Capital Corporation Limited	Lipper Inc.	State Street Bank & Trust Company
Cirrus Research	Longbow Research	Stephens, Inc.
Citigroup Global Markets	Loop Capital Markets	Sterne Agee & Leach Group
CL King & Associates	Louise Yamada Technical Research	Stifel Nicolaus & Co.
Cleveland Research Company	M&T Securities	Stone & Youngberg
CLSA Credit Agricole Securities	Macquarie Securities Inc.	Strategas Research
Collins Stewart Securities Inc.	Madison Williams and Company LLC	SunGuard Capital Corp.
Consumer Edge	Main First Bank AG	SunTrust Robinson Humphrey
Cornerstone Analytics	Maxim Group LLC	Susquehanna Financial Group
Cowen and Company, LLC	Mediobanca Securities USA LLC	SWS Group, Inc.
Craig-Hallum Capital Group	Medley Global Advisors	TD Asset Management Inc.
Credit Suisse Corp.	Merlin Securities	Telsey Advisory Group
Credit Suisse Securities LLC	Merrill Lynch & Company, Inc.	The Juda Group
Crews & Associates	Merriman, Curhan & Ford	The Lynde and Harry Bradley Foundation, Inc.
Cross Current Research	Merrion Stockbrokers Ltd.	The Yieldbook Inc.
CRT Capital Group	Mesirow Financial	Think Equity Partners
D.A. Davidson & Company	MF Global Securities, Ltd.	Thomas Weisel
Dahlman Rose & Co.	Mirae Asset Financial Group	Thomson Reuters
Daiwa Securities	Mitsubishi UFJ Securities Inc.	Ticonderoga Securities
Davenport & Co.	Mizuho Securities USA, Inc.	Towers Watson
DeMarche Associates, Inc.	MKM Partners	Troika Dialog
Desert Mountain Properties LP	Monness, Crespi, Hardt & Co.	Tudor, Pickering & Co. Securities, Inc.
Detwiler Fenton & Co.	Morgan Joseph TriArtisan LLC	UBS AG
Deutsche Bank Securities Inc.	Morgan Keegan & Company	US Bancorp
Discern Investment Analytics Inc.	Morgan Stanley Smith Barney LLC	Vermilion Capital
Dougherty & Co.	Morningstar, Inc.	Vertical Research Partners
Dowling & Partners Securities, LLC	Motilal Oswal Securities Ltd.	Vestmark, Inc.
Drexel Hamilton	MR Beal & Co.	Vining & Sparks
du Pasquier & Co.	M & T Securities	Vontobel Securities Ltd.
EFG Hermes	Multi-Bank Securities	Wachovia Securities Inc.
Emmet & Co., Inc.	Murphy & Durieu	Washington Analysis
Empirical Research Partners	Natexis Bleichroeder	Wedbush Morgan Securities
Encima Global	National Bank Financial	Wedge Securities LLC
Equity Research Associates	Ned Davis Research Group	Weeden Leuthold
Evaluation Associates LLC	Needham & Co., Inc.	Wells Fargo Securities
Evercore Partners Inc.	Noble Financial	WH Mell & Associates
FactSet Research Systems Inc.	Northcoast Research	William Blair & Co.
Feltl and Company	NY State Nurses Pension Fund	Wilshire Associates Inc.
Fidelity Brokerage Services	Nomura Securities International	WJB Capital
Fidelity Strategic Advisers	Oddo Securities Corporation	Wolfe Trahan Research
Fig Partners	Oppenheimer & Co. Inc.	Wunderlich Securities
First Analysis Securities Corp	Oscar Gruss & Sons	Zelman & Associates
FMS Bonds, Inc.	OTA-Off the Record Research	Ziegler Capital Markets Group
Fox-Pitt Kelton Inc.	OTR Global
Friedman, Billings, Ramsey & Co., Inc.	Pacific Crest Securities

Organization and History. The Funds are open-end, diversified management investment companies with an unlimited number of authorized shares of beneficial interest. The Trust was organized as a Massachusetts business trust on November 30, 2004.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Only certain retirement plans may purchase Class N shares. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Class B Share Availability.

Class B shares will no longer be offered for sale after June 29, 2012. See the Prospectus section "More About Your Account" for details.

Class N Share Availability. The types of retirement plans which may purchase Class N shares are:

  Omnibus group retirement plans, including plans under Section 401(a), 401(k), 403(b) (other than plans for public school employees) and 457 of the Internal Revenue Code;
  Rollover contributions and trustee-to-trustee transfers made to Single K plans (401(k) plans for self-employed individuals), IRAs (including SEP IRAs and SIMPLE IRAs), Profit-Sharing Plans and Money Purchase Pension Plans;
  Rollover contributions, contract exchanges and plan to plan transfers made to 403(b) Plans;
  "Grouped Plans" that have entered into a special agreement with the Distributor;

"Grouped Plans" include any qualified or non-qualified retirement plan or account or deferred compensation plan for employees or other organized groups of persons, where all eligible members of the group purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution if the group or the dealer, broker or other financial has made special arrangements with the Distributor. They may include 457 plans, IRAs and 403(b) plans (other than plans for public school employees).

Additionally, Single K Plans and 403(b) Plans (including plans for public school employees) that currently invest in Class B shares of the Fund, may designate Class N shares for all future purchases.

Class Y Share Availability.

Class Y shares are offered to fee-based clients of dealers that have a special agreement with the Distributor to offer these shares, and to certain institutional investors who have a special agreement with the Distributor. Class Y shares are also offered to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

Voluntary Conversion to Class Y Shares. For shareholders who currently hold other classes of Fund shares, but are authorized to purchase Class Y shares, those shareholders can convert their eligible existing shares to Class Y shares of the Fund either through their dealer who has a special agreement with the Distributor or by submitting written instructions to the Transfer Agent. Shares that are subject to a contingent deferred sales charge ("CDSC") are not eligible to convert to Class Y shares until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), this voluntary conversion to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.

Shareholder Meetings.  As a Massachusetts business trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time, however, on important matters or when required to do so by the Investment Company Act, or other applicable law.

Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.

If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permit ted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts and Federal law. The Board is led by Brian F. Wruble, an independent trustee, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, oversee the potential conflicts that could affect the Fund, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each Committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). Mr. Wruble's practice is to attend all meetings of each of the three Committees of the Board where he participates in deliberation but does not have a vote.

During the Fund's fiscal year ended January 31, 2012, the Audit Committee held 5 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee selects an independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees/Directors; (v) reviewing the independence of the Fund's independent Auditors; and (vi) approving in advance  ;the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, Transfer Agency and Shareholder Service Agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager's Risk Management Department and Chief Compliance Officer among other duties as set forth in the Regulatory & Oversight Committee's Charter. These reports, and others concerning investment, operational and other risks to the Funds are shared with, and discussed by, the full Bo ard.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, monitors the Fund's proxy voting, and coordinates with organizations representing the independent directors of mutual funds among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Trustees/Directors, including Independent Trustees/Directors, for election to the Board. The full Board elects new Trustees/Directors except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Trustees/Directors or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees/Directors of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that pe rson held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees/Directors, and will contribute to the Board's deliberations. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of a ttributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee/Director of the Fund.

Each independent trustee/director has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Trustee's/Director's outside professional experience is outlined in the table of Biographical Information, below.

Trustees and Officers of the Fund

All of the Trustees are Independent Trustees. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as the "New York Board Funds"):

Limited Term New York Municipal Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Global Allocation Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Institutional Money Market Fund	Oppenheimer Small- & Mid- Cap Growth Fund
Oppenheimer International Diversified Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Value Fund	Rochester Fund Municipals
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2020 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2030 Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer Transition 2040 Fund
Oppenheimer Multi-State Municipal Trust	Oppenheimer Transition 2050 Fund
Oppenheimer Portfolio Series	Oppenheimer U.S. Government Trust
Oppenheimer Quest Opportunity Value Fund

Messrs. Gilston, Memani, Wong, Edwards, Gabinet, Glavin, Kennedy, Legg, O'Donnell, Petersen, Vandehey and Wixted and Mss. Bloomberg, Bullington, Kantesaria, LaFond and Nasta who are officers of the Fund, hold the same offices with one or more of the other New York Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund and other Oppenheimer funds that offer Class Y shares.

As of May 4, 2012, the Trustees/Directors and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Funds in the following capacities from the following dates:
	Position(s)	Length of Service
Brian F. Wruble	Board Chairman; Trustee	Since 2007; 2005
David K. Downes	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2005
Phillip A. Griffiths	Trustee	Since 2005
Mary F. Miller	Trustee	Since 2005
Joel W. Motley	Trustee	Since 2005
Mary Ann Tynan	Trustee	Since 2008
Joseph M. Wikler	Trustee	Since 2005
Peter I. Wold	Trustee	Since 2005

Independent Trustees
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (68) Chairman of the Board, Trustee

Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-July 2011) and Trustee (August 1991-July 2011) of the Board of Trustees of The Jackson Laboratory (non-profit);  General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

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David K. Downes (72) Trustee

Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial ser vices holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		56
Matthew P. Fink (71) Trustee

Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider's View published by Oxford University Press (second edition 2010). Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		56
Phillip A. Griffiths (73) Trustee

Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		56
Mary F. Miller (69) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.	56
Joel W. Motley (59) Trustee

Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of th e Investment Committee and Board of Historic Hudson Valley. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		56
Mary Ann Tynan (66) Trustee

Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		56
Joseph M. Wikler (71) Trustee

Director of C-TASC (bio-statistics services) (2007-2012); Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.

		56
Peter I. Wold (64) Trustee

Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to t he Boards' deliberations.

		56

The addresses of the Officers in the chart below are as follows: for Messrs. Gilston, Memani, Wong, Gabinet, Glavin, Edwards, and Mss. Bloomberg, Kantesaria and Nasta, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008, for Messrs. Legg, Kennedy, O'Donnell, Petersen, Vandehey, and Wixted and Mss. Bullington and LaFond, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

Each of the Officers has served the Funds in the following capacities from the following dates:
	Position(s)	Length of Service
Alan C. Gilston	Vice President and Portfolio Manager	Since 2009
Krishna Memani	Vice President and Portfolio Manager	Since 2010
Caleb Wong	Vice President and Portfolio Manager	Since 2005
William F. Glavin, Jr.	President and Principal Executive Officer	Since 2009
Christina M. Nasta	Vice President and Chief Business Officer	Since 2011
Mark S. Vandehey	Vice President and Chief Compliance Officer	Since 2006
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2005
Brian S. Petersen	Assistant Treasurer	Since 2005
Stephanie J. Bullington	Assistant Treasurer	Since 2008
James A. Kennedy	Assistant Treasurer	Since 2011
Mathew O'Donnell	Assistant Treasurer	Since 2012
Arthur S. Gabinet	Secretary	Since 2010
Lisa I. Bloomberg	Assistant Secretary	Since 2005
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Amee Kantesaria	Assistant Secretary	Since 2012
Gloria J. LaFond	Blue Sky Officer	Since 2011

Other Information About the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
William F. Glavin Jr. (53) President and Principal Executive Officer

Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capit al Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006 of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 -September 2006) of C.M. Benefit Insurance Company; Director (May 2008 -June 2009) and Executive Vice President (June 2007 -July 2009) of C.M. Life Insurance Company; President (March 2006 -May 2007) of MassMutual Assignment Company; Director (January 2005 -December 2006), Deputy Chairman (March 20 05 -December 2006) and President (February 2005 -March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 -June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 -January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 -December 2008) of MML Investors Services, Inc.

92

Other Information About the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
Alan C. Gilston (53) Vice President and Portfolio Manager	Vice President and Portfolio Manager of the Manager (since September 1997); Director of Asset Allocation (since September 2010); a member of the Manager's Risk Management Team during various periods.	11
Krishna Memani (51) Vice President and Portfolio Manager	Director of Fixed-Income of the Manager (since October 2010); Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009); Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002).	10
Caleb Wong (46) Vice President and Portfolio Manager	Vice President of the Manager (since June 1999); employed in fixed-income quantitative research and risk management for the Manager (since July 1996).	5

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Mark S. Vandehey (61) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	92
Christina M. Nasta (38) Vice President and Chief Business Officer	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003).	92
Brian W. Wixted (52) Treasurer and Principal Financial & Accounting Officer

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008).

		92
Brian S. Petersen (41) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	92
Stephanie J. Bullington (35) Assistant Treasurer	Vice President of the Manager (since January 2010); Assistant Vice President of the Manager (October 2005-January 2010).	92
James A. Kennedy (53) Assistant Treasurer	Senior Vice President of the Manager (since September 2006).	92
Mathew O'Donnell (44) Assistant Treasurer	Vice President of the Manager (since January 2008); Accounting Policy Director of the Manager (May 2007-March 2012); Assistant Vice President of the Manager (January 2004-December 2007).	92
Arthur S. Gabinet (54) Secretary and Chief Legal Officer

Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Couns el of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).

		92
Lisa I. Bloomberg (44) Assistant Secretary	Senior Vice President (since February 2010) and Deputy General Counsel (since May 2008) of the Manager; Vice President (May 2004-January 2010) and Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	92
Randy G. Legg (46) Assistant Secretary	Vice President (since June 2005) and Senior Counsel (since March 2011) of the Manager; Associate Counsel (January 2007-March 2011) of the Manager.	92
Taylor V. Edwards (44) Assistant Secretary	Vice President (since February 2007) and Senior Counsel (since February 2012) of the Manager; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Associate at Dechert LLP (September 2000-December 2005).	92
Amee Kantesaria (31) Assistant Secretary	Vice President (since May 2009) and Assistant Counsel (since December 2006) of the Manager; Assistant Vice President (December 2006-May 2009) of the Manager; Assistant Secretary (since January 2011) of the Manager and Oppenheimer Acquisition Corp.	92
Gloria J. LaFond (67) Blue Sky Officer	Assistant Vice President (since January 2006) of the Manager.	92

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2011
	Dollar Range of Shares Beneficially Owned in the Funds	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
Independent Trustee
Brian F. Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Mary Ann Tynan	None	Over $100,000
Joseph M. Wikler	None	Over $100,000
Peter I. Wold	None	Over $100,000

Remuneration of the Officers and Trustees. The officers of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2011.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended January 31, 2012	Year Ended December 31, 2011
Brian F. Wruble	$8,917	$237,000
Chairman of the Board
David Downes	$7,255	$192,000
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$7,255 [2]	$192,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$8,055 [3]	$213,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$6,803 [4]	$180,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$7,255 [5]	$192,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Mary Ann Tynan	$6,803 [6]	$180,000
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$6,803 [7]	$180,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$6,803 [8]	$180,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. Includes $311 deferred by Mr. Fink under the Compensation Deferral Plan.
3. Includes $69 deferred by Mr. Griffiths under the Compensation Deferral Plan.
4. Includes $2,721 deferred by Ms. Miller under the Compensation Deferral Plan.
5. Includes $725 deferred by Mr. Motley under the Compensation Deferral Plan.
6. Includes $292 deferred by Ms. Tynan under the Compensation Deferral Plan.
7. Includes $3,402 deferred by Mr. Wikler under the Compensation Deferral Plan.
8. Includes $6,803 deferred by Mr. Wold under the Compensation Deferral Plan.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of May 4, 2012, the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
Active Allocation Fund
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.23%	A
Frontier Trust Company FBO Century 21 Department Store 59	P.O. Box 10758 Fargo, ND 58106-0758	37.75%	Y
Taynik & Co.	c/o Investors Bank & Trust FPG90 1200 Crown Colony Drive Quincy, MA 02169-0938	37.41%	Y
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York, NY 10281-1003	9.92%	Y
Conservative Investor Fund
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.01%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.46%	B
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.13%	C
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn 4800 Deer Lake Dr. E. FL 3 Jacksonville,, FL 32246-6484	8.48%	N
Frontier Trust Company FBO Century 21 Department Store 59 590160	P.O. Box 10758 Fargo, ND 58106-0758	24.91%	Y
Taynik & CO	c/o Investors Bank & Trust FPG90 P.O. Box 9130 Boston, MA 02117-9130	24.69%	Y
National Financial Services LLC For Exclusive Ben of Customers	200 Liberty Street One World Financial Attn: Mutual Funds 5th Floor New York, NY 10281-1003	14.19%	Y
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	11.60%	Y
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	6.88%	Y
Equity Investor Fund
Frontier Trust Company FBO Badlands Power Fuels LLC 401(k) Plan 142227	P.O. Box 10758 Fargo, ND 58106-0758	6.34%	N
OFI Trust Company TR OppenheimerFunds, Inc. Deferred Compensation Plan Attn Susan Cisneros	6803 S Tucson Way Centennial, CO 80112-3924	31.97%	Y
Frontier Trust Company FBO Century 21 Deparment Store 59	P.O. Box 10758 Fargo, ND 58106-0758	22.53%	Y
Taynik & CO	c/o Investors Bank & Trust FPG90 P.O. Box 9130 Boston, MA 02117-9130	18.91%	Y
John V. Murphy TR UA Jun 14 2011 John V. Murphy Qualified Annuity Interest Trust V	P.O. Box 2054 Cotuit, MA 02635-2054	7.51%	Y
Nationwide Trust Company FSB	c/o IPO Portfolio Accounting P.O. Box 182029Columbus, OH 43218-2029	5.10%	Y
Moderate Investor Fund
Pershing LLC	1 Pershing Plaza Jersey CIty, NJ 07399-0001	5.24%	B
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	6.54%	N
Taynik & CO	c/o Investors Bank & Trust FPG90 1200 Crown Colony Dr. Quincy, MA 02169-0938	43.69%	Y
Frontier Trust Company FBO Century 21 Department Store 59 590160	P.O. Box 10758 Fargo, ND 58106-0758	17.17%	Y
MG Trust Company Cust FBO Century 21 Department Stores	700 17th Street Suite 300 Denver, CO 80202	10.68%	Y
Mid Atlantic Trust Comapny FBO Waldan Paper Services Inc.401 Plan and Trust	1251 Waterfront Pl. Ste. 525 Pittsburgh, PA 15222-4228	6.47%	Y

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager and the Distributor.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to each Fund under an investment advisory agreement between the Manager of each Fund. The Manager selects securities for the Funds' portfolios and handles their day-to-day business. The portfolio managers of the Funds are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Funds' portfolios. Other members of the Manager's investment teams provide the portfolio managers with counsel and support in managing the Funds' portfolios.

The agreement requires the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to Funds' operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Funds.

The Funds pay expenses not expressly assumed by the Manager under the investment advisory agreements. The investment advisory agreements list examples of expenses paid by the Funds. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors/Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Funds as a whole. The fees are allocated to each class of shares based upon the relative proportion of a Fund's net assets represented by that class. The management fees paid by the Funds to the Manager during their last three fiscal years were:

Fiscal Year ended 01/31	Management Fees Paid to OppenheimerFunds, Inc.
2010	$0
2011	$0
2012	$0

The investment advisory agreements state that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss the Funds sustain in connection with matters to which the agreement relates.

The agreements permit the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If OFI shall no longer act as investment advisor to the Funds, OFI may withdraw the right of the Funds to use the name "Oppenheimer" as part of their name.

Portfolio Proxy Voting. The Fund is structured as a fund of funds and, as such, will invest assets in certain of the Underlying Funds.  Accordingly, the Fund, in its capacity as a shareholder in the Underlying Funds, may be requested to vote on a matter pertaining to those Underlying Funds.  With respect to any such matter, the Fund will vote its shares in the Underlying Funds in the same proportion as the vote of all other shareholders in that Underlying Fund.

The Fund and the Underlying Funds (each a "Fund" for purposes of portfolio proxy voting) have adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which a Fund votes proxies relating to securities held by the Fund ("portfolio proxies").  The Manager generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Fund.  Each Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between a Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, unless, (1) the Proxy Voting Guidelines provide discretion to the Manager on how to vote on the matter; or (ii) to the extent a portfolio manager has requested that OFI vote in a manner inconsistent with the Proxy Voting Guidelines, it is determined that such a request is in the best interest of the Fund and its shareholders and does not pose an actual material conflict of interest; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent or item (1) (ii), above, is not applicable; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advis e the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

  The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
  The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
  The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
  The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
  The Fund generally supports proposals to allow shareholders the ability to call special meetings.
  The Fund generally supports proposals to allow or make easier shareholder action by written consent.
  The Fund generally votes against proposals to create a new class of stock with superior voting rights.
  The Fund generally votes against proposals to classify a board.
  The Fund generally supports proposals to eliminate cumulative voting.
  The Fund generally votes against proposals to establish a new board committee.
  The Fund generally opposes re-pricing of stock options without shareholder approval.
  The Fund generally supports proposals to require majority voting for the election of directors.
  The Fund generally supports proposals seeking additional disclosure of executive and director pay information.
  The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.
  The Fund generally supports "pay-for-performance" and "pay-for-superior-performance standard" proposals that align a significant portion of total compensation of senior executives to company performance, and generally supports an annual frequency for advisory votes on executive compensation.
  The Fund generally supports having shareholder votes on poison pills.
  The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
  In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated. The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Funds are required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

Pending Litigation. Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the "Defendant Funds"). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund's investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving stipulations and agreements of settlement in certain putative class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. These settlements do not resolve any of the other outstanding lawsuits relating to other Defendant Funds.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the "Ponzi" scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC ("BLMIS"). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys' fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent truste es or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered a final judgment and order of dismissal with prejudice approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court's order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and f raudulent transfer claims by the Trustee. On September 22, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court's order approving the settlement. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited ("AAArdvark IV"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited ("AAArdvark I"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Mana ger, an affiliate of the Manager and AAArdvark XS Funding Limited ("AAArdvark XS"), an entity advised by the Manager's affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

Portfolio Managers. The Funds are managed by a team of investment professionals including Alan Gilston, Krishna Memani and Caleb Wong (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

  Other Accounts Managed.  In addition to managing the Fund's investment portfolio, members of the portfolio management team also manage other investment portfolios and other accounts, on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of January 31, 2012:

Active Allocation Fund

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Alan C. Gilston	11	$2.68	None	None	None	None
Krishna Memani	20	$20.90	1	$137	1	$31
Caleb Wong	4	$2.75	1	$10	None	None

1. In billions.
2. In thousands.
3. Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

Conservative Investor Fund

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Alan C. Gilston	11	$4.19	None	None	None	None
Krishna Memani	20	$22.41	1	$137	1	$31

1. In billions.
2. In thousands.
3. Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

Equity Investor Fund

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Alan C. Gilston	11	$4.01	None	None	None	None

1. In billions

2. Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

Moderate Investor Fund

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Alan C. Gilston	11	$3.65	None	None	None	None
Krishna Memani	20	$21.87	1	$137	1	$31

1. In billions.
2. In thousands.
3. Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers may also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fu nd. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Funds' Portfolio Managers are employed and compensated by the Manager, not the Funds. Under the Manager's general compensation program for its Portfolio Managers and portfolio analysts, Fund performance is an important element of compensation with a portion of annual cash compensation based on relative investment performance results of the Funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the Portfolio Managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. The Portfolio Managers' compensation consists of three elements: a base salary, an annual discretionary b onus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each Portfolio Manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, generally including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper or Morningstar peer group category selected by management. The majority is typically based on one, three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Funds' portfolio assets, although investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Funds and other funds and accounts managed by the Portfolio Managers.

Ownership of Fund Shares. As of January 31, 2012, the Portfolio Managers' beneficially owned the following share amounts in each of the Funds:

Active Allocation Fund
Portfolio Manager	Ownership
Alan C. Gilston	None
Krishna Memani	None
Caleb Wong	$10,001-$50,000
Conservative Investor Fund
Portfolio Manager
Alan C. Gilston	None
Krishna Memani	None
Equity Investor
Portfolio Manager
Alan C. Gilston	$10,001-$50,000
Moderate Investor
Portfolio Manager
Alan C. Gilston	None
Krishna Memani	None

Brokerage Policies of the Fund

Most of the portfolio transactions of the Funds will be the purchase or sale of securities of the Underlying Funds, which do not involve any commissions or other transaction fees. If a Fund invests in other securities, the Manager will follow the brokerage practices of the Underlying Funds described below.

Brokerage Provisions of the Investment Advisory Agreements. One of the duties of the Manager under the investment advisory agreement of each Fund and Underlying Fund is to arrange the portfolio transactions for those funds. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Funds' and Underlying Funds' portfolio transactions. The Manager is authorized 'to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds and Underlying Funds to obtain, at reasonable expense, the "best execution" of the Funds' and Underlying Funds' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of each Fund and Underlying Fund as established by its Board of Trustees.

Under the Underlying Funds' investment advisory agreements, in choosing brokers to execute portfolio transactions, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Underlying Funds and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for each Fund and Underlying Fund subject to the provisions of the Fund's and Underlying Fund's investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

Other accounts advised by the Manager have investment policies similar to those of a Fund or an Underlying Fund. Those other accounts may purchase or sell the same securities as a Fund or an Underlying Fund at the same time as a Fund or an Underlying Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed fo r each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted (and the Funds' and Underlying Funds' Boards of Trustees have approved) procedures that permit the Funds and Underlying Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds and Underlying Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect a Fund or an Underlying Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund's and Underlying Fund's shares when allocating those portfolio transactions, and (2) the Funds and Underlyi ng Funds, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct a Fund's or an Underlying Funds' brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Funds' or Underlying Funds' shares or the shares of any of the other Oppenheimer funds.

The Funds' and Underlying Funds' investment advisory agreements permit the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to a Fund or an Underlying Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees of a Fund or an Underlying Fund may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees of a Fund or an Underlying Fund may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in a Fund's or an Underlying Fund's portfolio or are being considered for purchase. The Manager provides information to the Funds' and Underlying Funds' Boards about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the last three fiscal years, the Funds paid the total brokerage commissions indicated in the chart below. During those three fiscal years, the Funds did not execute any transactions through or pay any commissions to firms that provide research services.

Each Underlying Fund's SAI contains more information regarding the total brokerage commissions paid by the Underlying Fund.

Fiscal Year ended 01/31	Total Brokerage Commissions Paid by the Fund*
2010	$77,500
2011	$25,094
2012	$125,967

* Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Active Allocation Fund

Class A Sales Charges
Fiscal Year Ended 01/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2010	$4,282,669	$1,359,922
2011	$3,903,684	$1,179,670
2012	$3,280,873	$1,014,141

Concessions Advanced by Distributor
Fiscal Year Ended 01/31:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]	Concessions on Class N Shares Advanced by Distributor[2]
2010	$29,346	$1,524,154	$409,169	$45,848
2011	$27,997	$1,425,161	$383,097	$45,203
2012	$9,743	$1,156,095	$359,855	$36,588

Contingent Deferred Sales Charges
Fiscal Year Ended 01/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2010	$2,131	$753,745	$70,297	$6,425
2011	$4,280	$697,923	$49,368	$7,552
2012	$1,284	$590,151	$24,985	$2,089

Conservative Investor Fund

Class A Sales Charges
Fiscal Year Ended 01/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2010	$742,236	$217,304
2011	$857,370	$257,928
2012	$760,918	$222,924

Concessions Advanced by Distributor
Fiscal Year Ended 01/31:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]	Concessions on Class N Shares Advanced by Distributor[2]
2010	$34,986	$335,240	$181,641	$31,754
2011	$13,912	$180,326	$104,677	$12,154
2012	$3,307	$191,215	$113,058	$8,697

Contingent Deferred Sales Charges
Fiscal Year Ended 01/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2010	$546	$82,865	$23,230	$5,329
2011	$6,588	$92,249	$23,297	$2,088
2012	$3,177	$88,484	$12,934	$1,220

Equity Investor Fund

Class A Sales Charges
Fiscal Year Ended 01/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2010	$1,490,408	$472,206
2011	$1,420,794	$429,898
2012	$1,347,686	$416,307

Concessions Advanced by Distributor
Fiscal Year Ended 04/30:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]	Concessions on Class N Shares Advanced by Distributor[2]
2010	$15,802	$457,211	$155,448	$15,840
2011	$13,298	$453,585	$157,699	$14,982
2012	$10,441	$434,385	$156,486	$12,858

Contingent Deferred Sales Charges
Fiscal Year Ended 01/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2010	$2,666	$153,336	$13,188	$1,095
2011	$714	$171,850	$15,478	$2,315
2012	$449	$183,549	$8,876	$658

Moderate Investor Fund

Class A Sales Charges
Fiscal Year Ended 01/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2010	$2,255,419	$716,565
2011	$2,432,057	$748,129
2012	$2,076,217	$656,352

Concessions Advanced by Distributor
Fiscal Year Ended 01/31:	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]	Concessions on Class N Shares Advanced by Distributor[2]
2010	$19,205	$656,194	$217,281	$36,576
2011	$27,262	$659,514	$226,029	$41,959
2012	$34,715	$573,423	$231,286	$32,228

Contingent Deferred Sales Charges
Fiscal Year Ended 01/31:	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
2010	$1,266	$290,052	$35,870	$10,567
2011	$1,847	$285,437	$27,906	$5,520
2012	$153	$248,566	$30,292	$5,554

1.  Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2.  The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees/Directors, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees/Directors are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees/Directors vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees/Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees/Directors must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees/Directors.

While each plan is in effect, the Independent Trustees/Directors of the Fund will select and nominate any other Independent Trustees/Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees/Directors.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees/Directors from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.25% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

For the fiscal year ended January 31, 2012 payments under the Class A service plan totaled $2,849,862 for Active Allocation Fund, $565,107 for Conservative Investor Fund, $842,800 for Equity Investor Fund and $1,327,896 for Moderate Investor Fund, none of which was retained by the Distributor under the arrangement described above regarding grandfathered retirement accounts, and $236,566, $100,233, $83,338 and $166,513, of which, respectively, was paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

Class B, Class C and Class N Distribution and Service Plans. Under the Class B, Class C and Class N Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B, Class C and Class N shares. The distribution fee allows investors to buy Class B, Class C and Class N shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B, Class C and Class N shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B and Class N shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B or Class N distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B, Class C and Class N shares are purchased are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B, Class C or Class N service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B, Class C or Class N shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses o f its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% and increase the annual Class N expenses by 0.50% of net assets.

Active Allocation Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 01/31/12
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,153,004 [1]	$2,431,216	$3,579,173	1.25%
Class C Plan	$4,630,192 [2]	$528,889	$6,707,557	1.55%
Class N Plan	$684,064 [3]	$147,642	$1,940,987	1.58%

1.  Includes $51,858 paid to an affiliate of the distributor's parent company.
2.  Includes $139,746 paid to an affiliate of the distributor's parent company.
3.  Includes $39,207 paid to an affiliate of the distributor's parent company.

Conservative Investor Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 01/31/12
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$308,433 [1]	$242,924	$230,748	0.73%
Class C Plan	$1,119,620 [2]	$153,972	$1,416,286	1.19%
Class N Plan	$251,971 [3]	$34,613	$1,111,900	2.36%

1.  Includes $3,970 paid to an affiliate of the distributor's parent company.
2.  Includes $29,439 paid to an affiliate of the distributor's parent company.
3.  Includes $9,069 paid to an affiliate of the distributor's parent company.

Equity Investor Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 01/31/12
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$870,548 [1]	$680,693	$1,113,367	1.36%
Class C Plan	$1,403,620 [2]	$183,094	$1,628,585	1.20%
Class N Plan	$334,310 [3]	$38,367	$845,945	1.41%

1.  Includes $17,334 paid to an affiliate of the distributor's parent company.
2.  Includes $43,054 paid to an affiliate of the distributor's parent company.
3.  Includes $11,929 paid to an affiliate of the distributor's parent company.

Moderate Investor Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 01/31/12
Class:	Total Payments Under Plan	Amount Retained by Distributor	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$1,134,316 [1]	$887,466	$1,304,341	1.20%
Class C Plan	$2,307,267 [2]	$336,684	$3,124,759	1.35%
Class N Plan	$529,146 [3]	$86,388	$1,685,186	1.77%

1. Includes $16,567 paid to an affiliate of the distributor's parent company.
2. Includes $ 62,267 paid to an affiliate of the distributor's parent company.
3. Includes $21,073 paid to an affiliate of the distributor's parent company.

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retiremen t plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following:

Payments made by the Fund, or by an investor buying or selling shares of the Fund, including:

  an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the "More About Your Account" section in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "Distribution and Service Arrangements - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include:

  compensation for marketing support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although a broker or dealer that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2011, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (of at least $5,000) from the Manager or the Distributor for marketing or program support:

Aegon USA	Hartford Life InsuranceCompany	Oppenheimer & Co. Inc.
AIG Advisor Group, Inc.	Hartford Securities Distribution Company	Park Avenue Securities LLC
AIG Life Variable Annuity Company	ING Financial Advisers, LLC	Pershing LLC
Allianz Life Insurance Company	ING Financial Partners, Inc.	PlanMember Securities Corp.
Allstate Life Insurance Company	Investment Centers of America, Inc.	Prime Capital Services, Inc.
American Enterprise Life InsuranceCompany	Invest Financial Corporation	Primevest Financial Services, Inc.
American General Annuity InsuranceCompany	Janney Montgomery Scott LLC	Protective Life and Annuity Insurance Company
American Portfolios Financial Services Inc.	Jefferson Pilot Securities Corporation	Prudential Investment Management Services, Inc.
Ameriprise Financial Services, Inc.	JP Morgan Securities, Inc.	Raymond James & Associates, Inc.
Ameritas Life Insurance Company	Kemper Investors Life Insurance Company	RBC Capital Markets
AXA Advisors, LLC	Legend Equities Co.	Riversource Life Insurance, Co.
Bank of America Merrill Lynch	Lincoln Benefit National Life	Royal Alliance Associates, Inc.
Cadaret Grant & Co.	Lincoln Financial Advisors Corporation	Sagepoint Financial Advisors
CCO Investment Services Corporation	Lincoln Investment Planning, Inc.	Securities America, Inc.
Chase Investment Services Corporation	Lincoln National Life Insurance Company	Security Benefit Life Insurance Company
Commonwealth Financial Network	Linsco Private Ledger	Signator Investments, Inc.
CUNA Brokerage Services, Inc.	LPL Financial Corporation	SII Investment, Inc.
Cuso Financial Services, LP	Massachusetts Mutual Life Insurance Company	Sorrento Pacific Financial LLC
Directed Services LLC	Mass Mutual Financial Group	State Farm VP Management Corp.
Edward Jones and Company	MetLife Investors Insurance Company	Stifel Nicolaus & Co., Inc.
Essex National Securities, Inc.	MetLife Securities, Inc.	Sun Life Assurance Company of Canada
Federal Kemper Life Assurance Company	Morgan Stanley Smith Barney	Sun Life Insurance Company
Financial Network Investment Corporation	Multi-Financial Securities Corporation	Sun Trust Investments
First Clearing LLC	Mutual Service Corporation	Thrivent Financial for Lutherans
First Global Capital Corporation	Nathan & Lewis Securities, Inc.	UBS Financial Services, Inc.
GE Life and Annuity Company	National Planning Holdings, Inc.	Union Central Life Insurance Company
Genworth Financial, Inc.	National Planning Corporation	Walnut Street Securities, Inc.
Great West Life Insurance Company	Nationwide Investment Services, Inc.	Wells Fargo Advisors
GWFS Equities, Inc.	New England Securities, Inc.	Waterstone Financial Group
Guardian Insurance & Annuity Company, Inc.	NFP Securities Inc.	Wescom Financial Services
H.D. Vest Investment Services, Inc.	Northwestern Mutual Investment Services, LLC

For the year ended December 31, 2011, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor (of at least $2,500) for administrative or other services provided (other than revenue sharing arrangements), as described above:

ACS HR Solutions LLC	Hewitt Associates LLC	PNC Investments LLC
ADP Broker-Dealer, Inc.	HSBC Securities (USA) Inc.	Popular Securities Inc.
Aegon USA	ICMA - RC Services LLC	Prime Capital Services
Aetna Life Insurance & Annuity Company	Independent Financial Group, LLC	Primevest Financial Services, Inc.
Alliance Benefit Group	ING	Principal Life Insurance
Allianz Life Insurance Company	ING Financial Advisers LLC	Proequities Inc.
Allstate Financial Services, LLC	ING Financial Partners Inc.	Protective Life and Annuity InsuranceCompany
Allstate Life Insurance Company	ING Life Insurance & Annuity Co	Pruco Securities LLC
American Diversified Distribution, LLC	Ingham Group	Prudential
American Enterprise Life Insurance	Interactive Retirement Systems	Prudential Investment Management
American Funds	Intuition Systems, Inc.	PSMI Group
American General Annuity Insurance Company	Invest Financial Corporation	Raymond James & Associates, Inc.
American Portfolios Financial	Investmart	Raymond James Financial Services
American United Life Insurance Co.	Investments Centers of America	RBC Capital Markets
Ameriprise	Investors Capital Corp.	Reliance Trust Co.
Ameritas Life Insurance Company	Jackson National Life Insurance Company	Robert W. Baird & Co.
Ameritrade, Inc.	Janney Montgomery Scott LLC	Royal Alliance Associates Inc.
Annuity Investors Life Insurance Company	JJB Hillard W.L. Lyons, Inc.	RSM McGladrey
Ascensus	John Hancock Life Insurance Company	Sagepoint Financial Inc.
AXA Advisors LLC	JP Morgan Securities, Inc.	Santander Securities
AXA Equitable Life Insurance Company	July Business Services	Scott & Stringfellow, Inc.
Baden Retirement Services	Kemper Investors Life Insurance Company	Scottrade, Inc.
Banc of America Investment	Key Investment Services Inc.	Securian Financial Services Inc.
Bank of America Merrill Lynch	KMS Financial Services Inc.	Securities America Inc.
Benefit Administration Co.	Legends Equities Corp.	Securities Service Network Inc.
Benefit Consultants Group	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Benefit Plans Administrative Services, Inc.	Lincoln Financial Advisors Corporation	Sigma Financial Corp.
Benetech, Inc.	Lincoln Financial Securities	Signator Investors Inc.
Bisys Retirement Plan Services	Lincoln Investment Planning, Inc.	SII Investments Inc.
Boston Financial Data Services, Inc.	LPL Financial Corporation	Smith Hayes Financial Services
Cadaret Grant & Co.	Manulife Financial	Southwest Securities, Inc.
Cambridge Investment Research	Marshall & Ilsley Trust Company, Inc.	Standard Insurance Co.
Charles Schwab & Co, Inc.	Massachusetts Mutual Life Insurance Company	Stanton Group, Inc.
Chase Investment Services Corp.	Matrix Settlement & Clearance Services	Sterne Agee & Leach, Inc.
CitiGroup Global Markets, Inc.	Mercer HR Services	Stifel Nicolaus & Co., Inc.
CitiStreet Advisors LLC	Merrill Lynch Pierce Fenner	Sun Life Insurance And Annuity
City National Investments Trust	Mesirow Financial, Inc.	Sun Trust Investments
Clark Consulting	MetLife Investors Insurance	Sun Trust Securities, Inc.
Commonwealth Financial Network	MetLife Securities Inc.	Suntrust Bank
CPI Qualified Plan Consultants	MG Trust	Suntrust Investment Services Inc.
CUNA Brokerage Services Inc.	Mid Atlantic Capital Co.	T. Rowe Price
CUNA Mutual Insurance Society	Milkie/Ferguson Investments Inc.	TD Ameritrade
DA Davidson & Co.	Milliman, Inc.	The Princeton Retirement Group
DailyAccess Corp	Minnesota Life InsuranceCompany	The Retirement Plan Company, LLC
David Lerner Associates, Inc.	MML Investors Services LLC	Thrivent Investment Management
Digital Retirement Solutions	Mony Life Insurance Company of America	Tiaa-Cref Individual & Institutional
Diversified Advisors Investments Inc.	Morgan Keegan & Co, Inc.	Transamerica Financial Advisors
DR, Inc.	Morgan Stanley Smith Barney	Transamerica Life Insurance Co.
Dyatech, LLC	Multi-Financial Securities	Transamerica Retirement Services
E*TRADE Clearing LLC	Mutual of Omaha Insurance Company	UBS Financial Services, Inc.
Edward Jones and Company	National City Bank	Unified Fund Services, Inc.
ExpertPlan Retirement Plan Services	National Financial Services LLC	Union Bank & Trust Company
Federal Kemper Life Assurance Company	National Planning Corporation	Union Central Life Insurance Company
Fidelity	Nationwide	United Planners Financial
Financial Administrative Services Corporation	New England Securities	US Clearing Co.
Financial Network Investment	New York Life Insurance and Annuity Company	USAA Investment Management Co.
First Allied Securities Inc.	Newport Retirement Services	USI Consulting Group
First Clearing LLC	NFP Securities Inc	USI Securities Inc.
First Global Capital Corporation	Northridge Securities Corp.	Valic Financial Advisors, Inc.
FSC Securities Corp.	Northwest Plan Services Inc.	Vanderbilt Securities LLC
GE Financial Assurance	Northwestern Mutual Investment	Vanguard Group
GE Life and Annuity Company	NRP Financial Inc.	VSR Financial Services Inc.
Geller Group Ltd.	Oneamerica Securities Inc.	Wachovia Securities LLC
Geneos Wealth Management Inc.	Oppenheimer & Co. Inc.	Walnut Street Securities
Genworth Financial Securities	Pacific Life Insurance Co.	Wedbush Morgan Securities
Girard Securities Inc.	Pacific West Securities Inc.	Wells Fargo Advisors
Great American Investors Inc.	Park Avenue Securities LLC	Wells Fargo Bank NA
Great West Life Insurance Company	Penn Mutual	Wilmington Trust Company
Guardian Insurance & Annuity Company, Inc.	Pershing LLC	Woodbury Financial Services Inc.
H.D. Vest Investment Services, Inc.	PFS Investments Inc.
Hartford Life & Annuity	Phoenix Life Insurance Company
Hartford Life Insurance Company	Plan Administrators Inc.
Hennion & Walsh Inc.	PlanMember Securities
</R& gt

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on o ther days.

Dealers other than NYSE members may conduct trading in certain securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the close of the principal market on which a security is traded, but before the close of the NYSE, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager learns of the event and determines that the event is likely to cause a material change in the value of the security. The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations under those procedures to the Manager's "Valuation Committee". Fair value determinations by the Manager are subject to review, approval, ratification and confirmation by the Board at its next scheduled meeting after the fair valuations are determined.

Securities Valuation. The Board of each Fund and of each Underlying Fund has established procedures for the valuation of the respective fund's securities. In general those procedures are as follows:

  Equity securities traded on a U.S. securities exchange are valued as follows:
  if "last sale" information is regularly reported on the principal exchange on which a security is traded, it is valued at the last reported sale price on that day, or if "last sale" information is not available on a valuation date, the security is valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date, or if "last sale" information is not available on a valuation date, and the last reported sale price for the security preceding the valuation date is not within the spread of the closing "bid" and "asked" prices on the valuation date, the security is valued at the closing "bid" price on the valuation date.
  Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
  at the last sale price available to the pricing service approved by the Board, or at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded, or on the basis of reasonable inquiry, from two market makers in the security.
  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, the Manager may use pricing services approved by the Board when last sale information is not generally available. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Foreign currency, including forward contracts, is valued and securities that are denominated in foreign currency are converted to U.S. dollars, using the closing prices in the New York foreign exchange market or that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager. If there were no sales on the valuation date, those investments are valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If the last sale price on the preceding trading day is not within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date, the value shall be the closing "bid" price. If the put, call or future is not traded on an exchange, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases the "bid" price may be used if no "asked" price is available.

When an option is sold, an amount equal to the premium received is included in the applicable Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the gain on investments, if a call or put sold is exercised, the proceeds are increased by the premium received. If a call or put sold expires, there is a resulting gain in the amount of the premium. If a fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a fund exercises a put it holds, the amount it receives on its sale of the underlying investment is reduced by the amount of the premium that was paid.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Money Market Funds:
Oppenheimer AMT-Free New York Municipals	Oppenheimer Cash Reserves
Oppenheimer Core Bond Fund	Oppenheimer Institutional Money Market Fund
Oppenheimer California Municipal Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Appreciation Fund	Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Champion Income Fund	Oppenheimer Portfolio Series Funds:
Oppenheimer Commodity Strategy Total Return Fund	Active Allocation Fund
Oppenheimer Corporate Bond Fund	Conservative Investor Fund
Oppenheimer Currency Opportunities Fund	Equity Investor Fund
Oppenheimer Developing Markets Fund	Moderate Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Portfolio Series Fixed Income
Oppenheimer Emerging Markets Debt Fund	Active Allocation Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Real Estate Fund
Oppenheimer Global Fund	Oppenheimer Rising Dividends Fund
Oppenheimer Global Allocation Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Multi Strategies Fund	Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Global Strategic Income Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Global Value Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Bond Fund	Oppenheimer Rochester National Municipals
Oppenheimer International Diversified Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer International Value Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Select Value Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Short Duration Fund
Oppenheimer Main Street Fund	Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer Main Street Select Fund	Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Main Street Small- & Mid-Cap Fund	Oppenheimer U.S. Government Trust
Oppenheimer LifeCycle Funds:	Oppenheimer Value Fund
Oppenheimer Transition 2010 Fund	Limited Term New York Municipal Fund
Oppenheimer Transition 2015 Fund	Rochester Fund Municipals
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to each class of shares and the dividends payable on each class of shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which some share classes are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. The purpose of the deferred sales charge and asset-based sales charge that are applicable to some other share classes is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

Since July 1, 2011, Class B shares have not been available for purchase by any 457(f) plan or qualified retirement plan, except for purchases by existing OppenheimerFunds Single K plans.

Class B shares will not be offered for sale to any investors after June 29, 2012. See the Prospectus section "More About Your Account" for details.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of most Oppenheimer funds (including the Fund) or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N, Class Y or Class I shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the in tended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If subsequent eligible purchases during the Letter period cause the amount of total eligible purchases to exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid on those subsequent purchases will be charged at the lower rate as permitted under the Fund's Right of Accumulation policy.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent .

   1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

   2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

   3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "The OppenheimerFunds Exchange Privilege"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

   4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

   5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

   6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Class A Shares Purchased with Proceeds from Certain Retirement Plans. Class A shares of the Fund may be purchased at net asset value with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. No sales concessions will be paid to the broker-dealer of record on sales of such Class A shares, whether or not they are subject to a CDSC as described in the Prospectus. Additionally, no concession will be paid on Class A share purchases by a retirement plan that are made with the redemption proceeds of Class N shares of an Oppenheimer fund held by a retirement plan for more than 18 months.

Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the "IRS"), the conversion of Class B shares to Class A shares is not treated as a taxable event for the shareholder. If those laws or the IRS' interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.  A fund account that has a balance below $500 due to the automatic conversi on of Class B shares to Class A shares will not be subject to the Minimum Balance Fee (described below). However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to that fee.

Sales Concessions on Class N Shares Purchased with Redemption Proceeds. The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

  purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and

No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the next regular business day after the purchase date. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charges or at reduced sales charge rates, as described in Appendix A to this SAI.

Certain special sales charge arrangements described in Appendix A apply to retirement plans whose records are maintained on a daily valuation basis by Bank of America Merrill Lynch ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. The amount of assets the plan had in applicable investments on the date the plan sponsor signed the Merrill Lynch record keeping service agreement determines which share classes are available for purchase. If the plan had less than $1 million in such assets , then it may purchase only Class C shares. If the plan had $1 million or more but less than $5 million in such assets it may purchase only Class N shares. If the plan had $5 million or more in such assets it may purchase only Class A shares.

OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant accounts in a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payments for shares tendered for redemption are ordinarily made in cash. However, under certain circumstances, the Board of Trustees of each Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment of a redemption order wholly or partly in cash. In that case, the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Funds, in lieu of cash.
     If shares are redeemed in kind, the redeeming shareholder would generally receive shares of one or more of the Underlying Funds. Those shares would be subject to the applicable Underlying Fund's normal fees, sales charges, and redemption and exchange policies. If a redemption in kind were made in other types of securities, the shareholder might incur brokerage or o ther costs in selling the securities for cash. The Funds will value securities used to pay redemptions in kind using the same method the Funds and the Underlying Funds use to value their portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Distributions From Retirement Plans. Participants in OppenheimerFunds-sponsored pension or profit-sharing plans (other than self-employed plan sponsors), whose shares of the Fund are held in the name of the plan or its fiduciary, may not request redemption of their accounts directly. The plan administrator or fiduciary must submit the request.

Requests for distributions from OppenheimerFunds-sponsored IRA's, SEP-IRA's, SIMPLE IRA's, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed on the back cover of this SAI. The request must:

  state the reason for the distribution;
  if the distribution is premature, state the owner's awareness of tax penalties; and
  conform to the requirements of the plan and the Fund's other redemption requirements.

Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility for determining whether a distribution satisfies the conditio ns of applicable tax laws and they will not be responsible for any tax penalties assessed in connection with a distribution.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi-annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Account Balance. The minimum account balance is $500.

Minimum Balance Fee. A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $500. The Board may change the amount of the aggregate net asset value to which this involuntary redemption policy may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations within the last 12-month period. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify the minimum balance policies in its discretion.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds in Class A shares without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to any other share class or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, in certain circumstances, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be a dded to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC will be imposed on Class A shares acquired by exchange if they are redeemed within the CDSC holding period that was applicable to the exchanged shares. For other share classes, a CDSC will be imposed if the shares are redeemed within the CDSC holding period that is applicable to the acquired shares. This includes the redemption of shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. that were acquired by exchange.

When shares that are subject to a CDSC are exchanged, the priorities for the imposition of the CDSC described in "About Your Account" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of any remaining shares.

For circumstances in which a CDSC on shares acquired by exchange may be waived, see Appendix A "Special Sales Charge Arrangements and Waivers."

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "The OppenheimerFunds Exchange Privilege" section in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. The Fund does not have a fixed rate for dividends or other distributions ("distributions") and cannot assure the payment of any distributions. The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses. The Fund intends to distribute substantially all of its net investment income and net realized capital gains at least annually, and may sometimes pay a special distribution near the end of the calendar year in order to comply with federal tax requirements.

Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B, Class C and Class N shares are expected to be lower than distributions on Class A and Class Y shares because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Some of the Underlying Funds have no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Generally, the character of the income or capital gains that the Fund receives from the Underlying Funds will pass through to the Fund shareholders as long as the Fund and Underlying Funds continue to qualify as regulated investment companies. However, short-term capital gains received from the Underlying Funds will be taxed as ordinary income to the Fund and therefore may not be offset against long-term capital losses of the Fund. This will have the effect of increasing the amount of ordinary income the Fund must distribute to shareholders.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund may deduct the amount of investment company taxable income and net capital gains that it distributes to its shareholders, thereby eliminating Fund-level corporate income tax that would otherwise be imposed on such income. Qualification as a RIC also allows the Fund, under certain conditions, to characterize the distributions made to its shareholders as composed of specific types of tax-favored income such as corporate dividends, capital gains and tax-exempt interest.

Even though the Fund expects to continue to qualify as a RIC, to the extent that it distributes less than all of its income, the Fund may still be subject to a corporate income tax and an excise tax. In addition, any investment income received from a foreign source may be subject to foreign withholding taxes, although the rate of any such withholding tax may be reduced under an income tax treaty if the Fund qualifies for the benefits of the treaty. If possible, the Fund will operate so as to qualify for such reduced rates, Any foreign withholding taxes will reduce the Fund's income and capital gain. The Fund may also be subject to corporate income tax and a penalty on distributions or gains if the Fund invests in "passive foreign investment companies" (described below) even if those amounts are distributed to the Fund's shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

     Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

     Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of U.S. government securities, securities of other RIC's, securities of other issuers ("Other Issuers") and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

     Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Failure to Qualify. If the Fund failed to qualify as a RIC, it would (unless certain cure provisions apply) then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had "earnings and profits" (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions may qualify for the maximum 15% tax rate on dividend income (for taxable years beginning before 2013) and, in the case of corporations, they may qualify for the dividends-received deduction.

Portfolio Investments Subject to Special Tax Rules. The Underlying Funds may engage in transactions and investments that are subject to special tax rules under the Internal Revenue Code. These special tax rules may, among other things, affect the Underlying Fund's holding period in its investments, change the character of, or accelerate, the Underlying Fund's income, defer or disallow the Underlying Fund's deductions and losses, and compel the Underlying Fund to report as taxable income mere increases in the value of its assets. For example, the Underlying Fund may invest in foreign currencies or securities denominated in foreign currencies. Under certain circumstances losses from foreign securities could be capital losses but gains from foreign currencies are ordinary income. Because capital losses cannot be deducted against ordinary income, this mismatch in character may negatively affect the character and amount of the Underlying Fund's distributions. Or part of an "interest" payment from a high yield debt obligation may be characterized for tax purposes as a dividend and, therefore, eligible for the dividends-received deduction available to corporations.

Certain positions in the Underlying Fund's portfolio may have to be "marked-to-market," (that is, treated as if they were sold and repurchased on the last day of the Underlying Fund's taxable year). Such "deemed sales" under the mark-to-market rules may alter the character, amount and timing of distributions to shareholders by requiring the Underlying Fund to make distributions in order to satisfy the RIC dividend distributions test even though the deemed sales generate no cash. The Underlying Fund will monitor its transactions, and seek to make appropriate tax elections and appropriate entries in its books and records in order to reduce the effect of the mark-to-market rules while remaining qualified for treatment as a RIC.

Passive Foreign Investment Companies. If the Underlying Fund invests in a "passive foreign investment company" ("PFIC"), then the Underlying Fund may be subject to special rules meant to discourage U.S. taxpayers from investing in foreign companies as a way of deferring taxable income. Under those rules, any income from certain PFIC distributions or the sale of PFIC shares is allocated to the current taxable year and to prior taxable years. Income allocated to the current year is treated as part of the year's ordinary income. Income allocated to a prior taxable year is taxed at the highest corporate rate for that year (regardless of the Underlying Fund's actual income or tax rate for that prior year). For each prior taxable year, the Underlying Fund must pay both the amount of tax so computed and a penalty that is calculated as if the amount of tax was due but unpaid for the prior taxable year. Liability for such taxes and penalties would reduce the investment return of the Underlying Fund.

If a PFIC is willing to provide the Underlying Fund with certain necessary reporting information annually (which PFICs frequently do not provide), the Underlying Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF") and, in lieu of the tax consequences described above, the Underlying Fund would be required to include in each year's income its share of the ordinary earnings and net capital gains of the PFIC, even if they are not distributed to the Underlying Fund. Those amounts would be treated as taxable income for purposes of the 90% dividends distributions test mentioned above and the excise tax discussed below.

Alternatively, if the Underlying Fund invests in a PFIC, it may make a mark-to-market election that will result in the Underlying Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In that case, the Underlying Fund would report any gains as ordinary income and would deduct any losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Underlying Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S. Internal Revenue Service (the "IRS"). By making the election, the Underlying Fund might be able to mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it could be required to recognize income in excess of the distributions it received from the PFIC and the proceeds from di spositions of the PFIC's stock. The amounts so included would be treated as taxable income for purposes of the 90% dividends distributions test and for excise tax purposes (discussed below).

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98.2% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce shareholder total returns from the Fund.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of each shareholder's basis in his or her shares, and any remaining amounts will be treated as gain from the sale of those shares, as discussed below. Shareholders will be notified if at the end of the fiscal year, any part of an earlier distribution is re-characterized as a non-taxable return of capital. A reduction in the basis of shares could result in a higher taxable capital gain (or lower capital loss) on a subsequent sale or exchange of the shares.

Special Characteristics of Certain Distributions. Different types of Fund earnings may have different federal income tax characteristics, including different types of capital gains and different types of ordinary income. For example, if the Underlying Funds invest in stock, a portion of the Fund's ordinary income may be composed of dividends eligible for the dividends-received deduction or that qualify for the special maximum tax rate on "qualified dividend income" as described below. The Fund may also generate foreign tax credits. The Fund will allocate the tax characteristics of its earnings among its distributions as prescribed by the IRS. The percentage of each distribution that corresponds to a particular type of income will generally be based on how much of that income the Fund earns for the taxable year in accordance with the IRS rules, rather than how much of that income the Fund has earned at time of the distribution. Those percentages normally will be determined after the close of the Fund's taxable year. The Fund will provide a statement to shareholders shortly after the end of each year indicating the amount and character of distributions made during the preceding calendar year.

Distributions Derived from Dividends. If the Underlying Funds earn dividend income from U.S. corporations, for the Fund's corporate shareholders to claim the dividends-received deduction against the Fund's distributions, the Underlying Funds and both the Fund and its corporate shareholders must satisfy special provisions of the Internal Revenue Code. If a dividend an Underlying Fund receives on a stock held in its portfolio otherwise qualifies for the dividends-received deduction, an Underlying Fund still (1) must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date, (2) cannot enter into certain positions that reduce the risk of holding the stock and (3) cannot debt finance the stock. Similarly, distributions of otherwise qualifying dividends will not be eligible for the dividends-received deduction in the hands of a corporate shareholder of the Fund unless the corporate shareholder (1) holds the Fund's shares for at least 46 days during a specified period that includes the portfolio stock's ex-dividend date and (2) does not debt finance its investment in the Fund's shares. To the extent the Fund's distributions are derived from items such as option premiums, interest income, gains from the sale of securities, or dividends from foreign corporations, those distributions will not qualify for the dividends-received deduction.

If the Fund or an Underlying Fund earns qualified dividend income, as discussed below, special rules may also apply to regular dividends paid to a non-corporate shareholder of the Fund during the shareholder's taxable years beginning before 2013. Provided that the shareholder receiving the dividend satisfies certain holding period and other requirements, those dividends may be subject to tax at the reduced rates generally applicable to long-term capital gains for individuals. Dividends subject to these special rules are not actually treated as capital gains, however. They are not included in the computation of the shareholder's net capital gain and generally cannot be offset by capital losses. For a taxable year of the Fund, (i) if 95% or more of the Fund's gross income is attributable to qualified dividend income (defined below), then the special maximum rate will apply to 100% of the regular dividen ds paid to the shareholder during such year and (ii) if less than 95% of the Fund's gross income is attributable to qualified dividend income, then the special maximum rate will only apply to the portion of the regular dividends reported by the Fund as qualified dividend income, which generally cannot exceed the ratio that the Fund's qualified dividend income bears to its gross income. Gross income, for these purposes, does not include gains attributable to the sale or other disposition of stocks and securities, except to the extent the net short-term capital gain from such sales and dispositions exceeds the net long-term capital loss from such sales and dispositions.

"Qualified dividend income" generally means dividends received by the Fund or Underlying Fund with respect to the stock of a U.S. corporation or qualified foreign corporation. It also includes dividends received with respect to the stock of a foreign corporation provided the stock is readily tradable on an established U.S. securities market. In each case, however, the Fund must hold the stock for a minimum number of days during a specified period that includes the stock's ex-dividend date and cannot enter into certain positions that reduce the risk of holding the stock. Qualified dividend income does not include "payments in lieu of dividends" received in securities lending transactions or dividends received from a real estate investment trust ("REIT") or another RIC, except to the extent such dividends were paid from qualified dividend income received and reported by such REIT or RIC. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be treated as qualified dividend income.

     Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, or its agencies and instrumentalities) or from bonds or other debt obligations;
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

     Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly reported will be taxable to the Fund's shareholders as long-term capital gain. The amount of distributions reported as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain all or a portion of its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. If the Fund so elects, each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

Foreign Source Income. Investment income that the Fund or Underlying Funds may receive from sources within foreign countries may be subject to foreign taxes withheld at the source. If more than 50% of the value of an Underlying Fund's total assets at the close of any taxable year consists of securities of foreign corporations the Underlying Fund may elect to treat any foreign income and withholding taxes it pays as having been paid by its shareholders for U.S. federal income tax purposes, as long as the Underlying Fund continues to qualify as a RIC. If an Underlying Fund makes such an election, the Fund may also make an election with respect to foreign taxes treated as paid by the Fund. If the Fund makes that election, the amount of foreign income taxes paid by the Fund will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to either credit the amount against the shareholder's U.S. federal income tax due, or deduct the amount from his or her U.S. taxable income. If the Underlying Funds have investments in foreign securities, the Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.

Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year cannot exceed the same proportion of the U.S. tax against which such credit is taken as the shareholder's taxable income from foreign sources bears to his or her entire taxable income, unless the shareholder is an individual all of whose gross income from non-U.S. sources is qualified passive income and whose creditable foreign taxe s for the taxable year do not exceed $300 ($600 for a joint return).

As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries, as well as the shareholder's proportionate share of the taxes paid to those countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund are considered to be U.S.-source income and, therefore, any portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by a shareholder who does not have other foreign source income.
Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will generally recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the d eductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, and no later than January 31 of the following calendar year, in certain circumstances, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that any sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Backup Withholding. The Fund will be required in certain cases to withhold 28% (currently scheduled to increase to 31% after 2012) of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders after the end of each calendar year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld ge nerally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, dependi ng on its circumstances, the Fund may report some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above and the possible applicability of U.S. estate tax.

Under recently-enacted legislation, payments after 2012 of dividends on, and gross proceeds from the redemption of, shares of the Fund made to "foreign financial institutions" and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

Recently-enacted legislation imposes information reporting requirements on individuals that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect to understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the Fund's investments.

Tax Shelter and Other Reporting Requirements. If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years (for an individual shareholder); or at least $10 million in any single taxable year or $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the Federal Deposit Insurance Corporation ("FDIC").

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix A: Special Sales Charge Arrangements and Waivers

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or Class N shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all Oppenheimer funds have all of the share classes described and not all waivers apply to all Oppenheimer funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  "Grouped Plans," as defined in the section "Class N Share Availability" in this SAI,
  403(b)(7) custodial plan accounts, and
   Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

'' Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).  Class A shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals shares purchased prior to 10/22/07), as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more ($250,000 or more for certain Funds).
  Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill L ynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons  and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Global Strategic Income Fund may exchange.
  Purchases of Class A shares by former shareholders of Oppenheimer Total Return Fund Periodic Investment Plan in any Oppenheimer fund into which shareholders of Oppenheimer Equity Fund, Inc. may exchange.
  Purchases of Class A shares within retirement plans that were converted to Class A shares on July 1, 2011.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.2
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.3
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below. Class C or Class N shares acquired by conversion from another share class are not considered a "purchase" for any purpose.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions by OppenheimerFunds Single K plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of an Oppenheimer fund, requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions4 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.2
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.5
  On account of the participant's separation from service.6
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B, Class C and Class N shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

Footnotes to Appendix A:

1. However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
2. This provision does not apply to IRAs.
3. This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
4. The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
5. This provision does not apply to loans from 403(b)(7) custodial plans or from OppenheimerFunds Single K plans.
6. This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Appendix B: Ratings Definitions

Ratings Definitions

Below are summaries of the rating definitions used by the nationally recognized statistical rating organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS – TAXABLE DEBT)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", and "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment-Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment-grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Appendix C: Qualifying Hybrid Instruments

Section 2(f) of the Commodities Exchange Act (the "Act") ("Exclusion for qualifying hybrid instruments")

(1) In general.

     Nothing in this chapter (other than section 16(e)(2)(B) of this title) governs or is applicable to a hybrid instrument that is predominantly a security.

(2)Predominance.

     A hybrid instrument shall be considered to be predominantly a security if -

     (A) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument;

     (B) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (A), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity;

     (C) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and

     (D) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to this chapter.

(3)Mark-to-market margining requirements.

     For the purposes of paragraph (2)(C), mark-to-market margining requirements do not include the obligation of an issuer of a secured debt instrument to increase the amount of collateral held in pledge for the benefit of the purchaser of the secured debt instrument to secure the repayment obligations of the issuer under the secured debt instrument.

CFTC Rule 34.3 Hybrid Instrument Exemption

     (a) A hybrid instrument is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice or rendering other services with respect to such exempt hybrid instrument is exempt for such activity from all provisions of the Act (except in each case Section 2(a)(1)(B)), provided the following terms and conditions are met:

          (1)The instrument is:

               (i) An equity or debt security within the meaning of Section 2(l) of the Securities Act of 1933; or

               (ii) A demand deposit, time deposit or transaction account within the meaning of 12 CFR 204.2(b)(1), (c)(1) and (e), respectively, offered by an insured depository institution as defined in Section 3 of the Federal Deposit Insurance Act; an insured credit union as defined in Section 101 of the Federal Credit Union Act; or a Federal or State branch or agency of a foreign bank as defined in Section 1 of the International Banking Act;

          (2)The sum of the commodity-dependent values of the commodity-dependent components is less than the commodity-independent value of the commodity-independent component;

          (3)Provided that:

              (i) An issuer must receive full payment of the hybrid instrument's purchase price, and a purchaser or holder of a hybrid instrument may not be required to make additional out-of-pocket payments to the issuer during the life of the instrument or at maturity; and

               (ii) The instrument is not marketed as a futures contract or a commodity option, or, except to the extent necessary to describe the functioning of the instrument or to comply with applicable disclosure requirements, as having the characteristics of a futures contract or a commodity option; and

               (iii) The instrument does not provide for settlement in the form of a delivery instrument that is specified as such in the rules of a designated contract market;

         (4)The instrument is initially issued or sold subject to applicable federal or state securities or banking laws to persons permitted thereunder to purchase or enter into the hybrid instrument.

Appendix D: Qualifying Swap Transactions

Section 2(g) of the Commodities Exchange Act (the "Act") ("Excluded swap transactions")

     No provision of this chapter (other than section 7a (to the extent provided in section 7a(g) of this title), 7a-1, 7a-3, or 16(e)(2) of this title) shall apply to or govern any agreement, contract, or transaction in a commodity other than an agricultural commodity if the agreement, contract, or transaction is -

          (1) entered into only between persons that are eligible contract participants at the time they enter into the agreement, contract, or transaction;

          (2) subject to individual negotiation by the parties; and

          (3) not executed or traded on a trading facility.

CFTC Rule 35.2 Exemption

     A swap agreement is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice, or rendering other services with respect to such agreement, is exempt for such activity from all provisions of the Act (except in each case the provisions of Sections 2(a)(1)(B), 4b, and 4o of the Act and Section 32.9 of this chapter as adopted under Section 4c(b) of the Act, and the provisions of Sections 6(c) and 9(a)(2) of the Act to the extent these provisions prohibit manipulation of the market price of any commodity in interstate commerce or for future delivery on or subject to the rules of any contract market), provided the following terms and conditions are met:

          (a) the swap agreement is entered into solely between eligible swap participants at the time such persons enter into the swap agreement;

          (b) the swap agreement is not part of a fungible class of agreements that are standardized as to their material economic terms;

          (c) the creditworthiness of any party having an actual or potential obligation under the swap agreement would be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost, or credit enhancement terms of the swap agreement; and

          (d) the swap agreement is not entered into and traded on or through a multilateral transaction execution facility;

          Provided, however, that paragraphs (b) and (d) of Rule 35.2 shall not be deemed to preclude arrangements or facilities between parties to swap agreements, that provide for netting of payment obligations resulting from such swap agreements nor shall these subsections be deemed to preclude arrangements or facilities among parties to swap agreements, that provide for netting of payments resulting from such swap agreements; provided further, that any person may apply to the Commission for exemption from any of the provisions of the Act (except 2(a)(1)(B)) for other arrangements or facilities, on such terms and conditions as the Commission deems appropriate, including but not limited thereto, the applicability of other regulatory regimes.

Financial Statements

The Fund's audited Financial Statements, included in the Fund's Annual Report dated January 31, 2012, including the notes thereto and the report of KPMG LLP thereon, are incorporated by reference into this Statement of Additional Information.

Oppenheimer Portfolio Series

Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

PX0540.001.0512

OPPENHEIMER PORTFOLIO SERIES

FORM N-1A

PART C

OTHER INFORMATION

Item 28. - Exhibits

(a)     (i)     Declaration of Trust dated 11/30/04: Previously filed with Registrant’s Initial Registration Statement, (12/20/04), and incorporated herein by reference.

     (ii)     Amendment No. 1 to the Declaration of Trust dated 1/02/07: Previously filed with Registrant’s Post-Effective Amendment No. 2, (5/25/07), and incorporated herein by reference.

(b)     By-Laws: Previously filed with Registrant’s Initial Registration Statement, (12/20/04), and incorporated herein by reference.

(c)     (i)     Conservative Investor Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(ii)     Conservative Investor Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(iii)     Conservative Investor Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(iv)     Conservative Investor Fund Specimen Class N Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(v)     Conservative Investor Fund Specimen Class Y Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(vi)     Moderate Investor Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(vii)     Moderate Investor Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(viii)     Moderate Investor Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(ix)     Moderate Investor Fund Specimen Class N Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(x)     Moderate Investor Fund Specimen Class Y Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(xi)     Equity Investor Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(xii)     Equity Investor Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(xiii)     Equity Investor Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(xiv)     Equity Investor Fund Specimen Class N Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(xv)     Equity Investor Fund Specimen Class Y Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(xvi)     Active Allocation Fund Specimen Class A Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(xvii)     Active Allocation Fund Specimen Class B Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(xviii)     Active Allocation Fund Specimen Class C Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(xix)     Active Allocation Fund Specimen Class N Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(xx)     Active Allocation Fund Specimen Class Y Share Certificate: Previously filed with Registrant’s Pre-Effective Amendment No. 1, (3/29/05), and incorporated herein by reference.

(d)     Investment Advisory Agreement dated 12/8/04: Previously filed with Registrant’s Initial Registration Statement, (12/20/04), and incorporated herein by reference.

(e)     (i)     Conservative Investor Fund General Distributor’s Agreement dated 12/8/04: Previously filed with Registrant’s Initial Registration Statement, (12/20/04), and incorporated herein by reference.

(ii)     Moderate Investor Fund General Distributor’s Agreement dated 12/8/04: Previously filed with Registrant’s Initial Registration Statement, (12/20/04), and incorporated herein by reference.

(iii)     Equity Investor Fund General Distributor’s Agreement dated 12/8/04: Previously filed with Registrant’s Initial Registration Statement, (12/20/04), and incorporated herein by reference.

(iv)     Active Allocation Fund General Distributor’s Agreement dated 12/8/04: Previously filed with Registrant’s Initial Registration Statement, (12/20/04), and incorporated herein by reference.

(v)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

(vi)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06 ), and incorporated herein by reference.

(vii)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06 ), and incorporated herein by reference.

(viii)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

(ix)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06 ), and incorporated herein by reference.

(f)     Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Registrant’s Post-Effective Amendment No. 4, (5/29/09), and incorporated herein by reference.

(g) (i) Global Custodial Services Agreement dated 5/3/01 as amended from time to time: Previously filed with Post-Effective Amendment No. 33 to the Registration Statement of Centennial Money Market Trust (Reg. No. 2-65245), (10/25/01), and incorporated herein by reference.

(ii) Amendment dated 3/7/11 to the Global Custodial Services Agreement: Previously filed with Post-Effective Amendment No. 28 to the Registration Statement of Rochester Portfolio Series (Reg. 33-41511), (3/29/11), and incorporated herein by reference.

(iii) Amended and Restated Foreign Custody Manager Agreement dated 5/3/01,as amended 7/15/03: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer International Large-Cap Core Trust (Reg. No. 333-106014), (8/5/03), and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel dated 3/31/05: Previously filed with Registrant’s Pre-Effective Amendment No. 2, (4/01/05), and incorporated herein by reference.

(j)     Consent of Independent Registered Public Accounting Firm: Filed herewith.

(k)     Not applicable.

(l)     Investment Letter from OppenheimerFunds, Inc. to Registrant dated 4/01/05: Previously filed with Registrant’s Pre-Effective Amendment No. 2, (4/01/05), and incorporated herein by reference.

(m)     (i)     Amended and Restated Service Plan and Agreement for Conservative Investor Fund Class A shares dated 6/30/11: Filed herewith.

(ii)     Amended and Restated Distribution and Service Plan and Agreement for Conservative Investor Fund Class B shares dated 6/30/11: Filed herewith.

(iii)     Amended and Restated Distribution and Service Plan and Agreement for Conservative Investor Fund Class C shares dated 6/30/11: Filed herewith.

(iv)     Amended and Restated Distribution and Service Plan and Agreement for Conservative Investor Fund Class N shares dated 6/30/11: Filed herewith.

(v)     Amended and Restated Service Plan and Agreement for Moderate Investor Fund Class A shares dated 6/30/11: Filed herewith.

(vi)     Amended and Restated Distribution and Service Plan and Agreement for Moderate Investor Fund Class B shares dated 6/30/11: Filed herewith.

(vii)     Amended and Restated Distribution and Service Plan and Agreement for Moderate Investor Fund Class C shares dated 6/30/11: Filed herewith.

(viii)     Amended and Restated Distribution and Service Plan and Agreement for Moderate Investor Fund Class N shares dated 6/30/11: Filed herewith.

(ix)     Amended and Restated Service Plan and Agreement for Equity Investor Fund Class A shares dated 6/30/11: Filed herewith.

(x)     Amended and Restated Distribution and Service Plan and Agreement for Equity Investor Fund Class B shares dated 6/30/11 : Filed herewith.

(xi)     Amended and Restated Distribution and Service Plan and Agreement for Equity Investor Fund Class C shares dated 6/30/11 : Filed herewith.

(xii)     Amended and Restated Distribution and Service Plan and Agreement for Equity Investor Fund Class N shares dated 6/30/11: Filed herewith.

(xiii)     Amended and Restated Service Plan and Agreement for Active Allocation Fund Class A shares dated 6/30/11: Filed herewith.

(xiv)     Amended and Restated Distribution and Service Plan and Agreement for Active Allocation Fund Class B shares dated 6/30/11: Filed herewith.

(xv)     Amended and Restated Distribution and Service Plan and Agreement for Active Allocation Fund Class C shares dated 6/30/11: Filed herewith.

(xvi)     Amended and Restated Distribution and Service Plan and Agreement for Active Allocation Fund Class N shares dated 6/30/11: Filed herewith.

(n)     Oppenheimer Funds Multiple Class Plan under Rule 18f-3 as updated through 4/20/11: Previously filed with Post-Effective Amendment No. 5 to the Registration Statement of Oppenheimer Transition 2010 Fund (Reg. No. 333-135516), (6/27/11), and incorporated herein by reference.

(o)     Power of Attorney dated 12/5/11 for all Trustees/Directors and Officers: Previously filed with Post-Effective Amendment No. 24 to the Registration Statement of Oppenheimer Equity Income Fund, Inc. (Reg. No. 333-16881), (12/15/11), and incorporated herein by reference.

(p)     Code of Ethics of the Oppenheimer Funds, OppenheimerFunds, Inc. (including affiliates and subsidiaries) and OppenheimerFunds Distributer, Inc., dated as of 6/1/11 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with Post-Effective Amendment No. 5 to the Registration Statement of Oppenheimer Transition 2010 Fund (Reg. No. 333-135516), (6/27/11), and incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. - Indemnification

Reference is made to the provisions of Article Seventh of Registrant’s Declaration of Trust filed as Exhibit 28(a) to the Registration Statement and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 31(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Senior Vice President

Treasurer of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation and OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.

Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc., OFI Institutional Asset Management, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Obianyo Akunwafor, Vice President	None
Carl Algermissen, Vice President, Senior Counsel & Assistant Secretary	Assistant Secretary of Centennial Asset Management Corporation.
Ramesh Allu, Vice President	Vice President of Business Solutions at Equant Solutions (July 2008 – July 2010).
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Konstantin Andreev, Assistant Vice President	None
Raymond Anello, Vice President	None
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Daryl Armstrong, Vice President	None
Anthony Arnese, Assistant Vice President	None
Emily Ast, Assistant Vice President and Assistant Counsel	Formerly an associate at Willkie Farr & Gallagher LLP.
Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	None
Kevin Babikian, Vice President and Assistant Counsel	Formerly a senior associate at Dechert LLP (February 2010 – February 2012).
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc.
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Anthony Barbato, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Emanuele Bergagnini, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Kamal Bhatia, Senior Vice President	Managing Director at TIAA-CREF (August 2006 – September 2011).
Ross Bielak, Assistant Vice President	None
Adam Bierstedt, Assistant Vice President	None
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Donal Bishnoi, Assistant Vice President	None
Beth Bleimehl, Assistant Vice President	None
Michael Block, Assistant Vice President	Analyst at PB Capital (June 2011); Consultant for Sound Point Capital Management (January 2011 – June 2011) and Analyst at Navigare Partners (April 2007 – July 2010).
Lisa I. Bloomberg, Senior Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Chad Boll, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Senior Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Beth Botkin, Assistant Vice President	None
John Boydell, Vice President	None
Richard Britton, Vice President	None
Jack Brown, Vice President	Assistant Secretary of HarbourView Asset Management Corporation.
Roger Buckley, Assistant Vice President	None
Joy Budzinski, Vice President	None
Carla Buffulin, Vice President	None
Stephanie Bullington, Vice President	None
Julie Burke, Vice President	None
Lisa Burke, Assistant Vice President	None
JoAnne Butler, Assistant Vice President	None
Debbie Byers, Assistant Vice President	None
Mary Cademartori, Vice President and Associate Counsel	Director and Associate General Counsel at UBS Financial Services Inc. (April 2007 – January 2011).
Christine Calandrella, Assistant Vice President	None
Michael Camarella, Vice President	None
Edward Campbell, Assistant Vice President	None
Debra Casey, Vice President	None
Herman Chan, Vice President	None
Nitin Chandiramani, Assistant Vice President	Senior Compliance Officer at JPMorgan Asset Management (March 2008 – August 2011).
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Jennifer Clark, Assistant Vice President	Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.
H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
Darrin Clough, Assistant Vice President	None
Stephanie Colca, Assistant Vice President	None
David Cole, Assistant Vice President	None
Tamara Colorado, Vice President	None
Eric Compton, Vice President	None
Ellen Comisar, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
William Couch, Assistant Vice President	None
Geoffrey Craddock, Executive Vice President	None
Terry Crady, Assistant Vice President	None
Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company; Chairman of the Board & Class A Director of Oppenheimer Acquisition Corp.
Lisa Crotty, Assistant Vice President	None
Jerry Cubbin, Vice President	None
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
John Delano, Vice President	None
Madeline Delianides, Vice President	None
Kendra Delisa, Assistant Vice President	None
Alessio de Longis, Vice President	None
Damaris De Los Santos, Assistant Vice President	None
Brendan Deasy, Vice President	None
Richard Demarco, Assistant Vice President	None
Mark Demitry, Vice President	None
Robin Dey, Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Ryan Dolan, Assistant Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Andrew Doyle, Senior Vice President	None
Thomas Doyle, Assistant Vice President	None
Adam Drvenkar, Assistant Vice President	None
Robert Dunphy, Vice President	None
Brian Dvorak, Vice President	None
Taylor Edwards, Vice President & Senior Counsel	None
Eden Elder, Vice President	None
Peter Ellman, Assistant Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Vice President	None
Dana Espinel, Assistant Vice President	Senior Meetings Events Manager at Wolters Kluwer (May 2007 – October 2010).
George R. Evans, Senior Vice President & Director of Equities	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.
Matthew Farkas, Vice President and Senior Counsel	None
Jason Farrell, Assistant Vice President	None
Kristie Feinberg, Senior Vice President and Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Trust Company; Vice President of OFI Institutional Asset Management Inc.; Treasurer of OppenheimerFunds Legacy Program, OFI Private Investments Inc. , Oppenheimer Real Asset Management, Inc. and HarbourView Asset Management Corporation.

Tracy Firmin, Assistant Vice President	Branch Supervision Manager (December 2010 – November 2011) and Supervisory Principal (December 2005 – November 2011) at TIAA CREF.
Jonathan Fischer, Assistant Vice President	None
Steven Fling, Assistant Vice President	None
Colleen M. Franca, Vice President	None
Debbie Francis, Assistant Vice President	None
Diane Frankenfield, Senior Vice President	None
Dominic Freud, Vice President	None
Alyson Frost, Assistant Vice President	None
Arthur Gabinet, Executive Vice President and General Counsel

Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Vice President of Oppenheimer Acquisition Corp (since February 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010).

Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Anthony W. Gennaro, Jr., Vice President	Vice President of OFI Institutional Asset Management, Inc.
Timothy Gerlach, Assistant Vice President	None
Charles Gilbert, Assistant Vice President	None
Alan C. Gilston, Vice President	Director of OFI Trust Company.
Edward Gizzi, Vice President and Assistant Counsel	Associate at Willkie Farr & Gallagher, LLP (February 2006 – October 2010).
William F. Glavin, Jr., Chairman, Chief Executive Officer, President and Director

Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group; Director of OFI Institutional Asset Management, Inc., Tremont Group Holdings, Inc. and Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, President & Management Director of Oppenheimer Acquisition Corp.

Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Vice President	None
Jennifer Goldstein, Vice President & Assistant Counsel	Director at BlackRock Inc. (December 2009 – August 2011).
Jennifer Gomez, Vice President	None
Manind Govil, Senior Vice President	Senior Vice President of OFI Institutional Asset Management, Inc.
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Daniel Grasman, Senior Vice President	None
Samuel Groban, Assistant Vice President	None
Selin Gulcelik, Vice President	None
Daniel Gulko, Vice President	None
Jeff Guszak, Assistant Vice President	None
Jonathan Hagen, Assistant Vice President	None
Marilyn Hall, Vice President	None
Cheryl Hampton, Vice President	None
Kelly Haney, Assistant Vice President	None
Jason Harubin, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Heidi Heikenfeld, Assistant Vice President	None
Lori Heinel, Senior Vice President	Formerly a managing director and head of investment solutions at Citi Private Bank.
Nicholas Henry, Assistant Vice President	None
Philipp Hensler, Executive Vice President

Formerly CEO, Chairman and Managing Director at DWS Investment Distributors, Inc.; Director, Chairman of the Board & President of OppenheimerFunds Distributor, Inc.; Chairman, Chief Executive Officer & Director of Centennial Asset Management, Inc.

Kenneth Herold, Assistant Vice President	None
Robert Herz, Vice President	Managing Director at John W. Bristol & Co., Inc. (May 2003 – January 2011).
Brian Hickey, Assistant Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc. and OFI Private Investments Inc.
Todd Hiller, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Craig Holloway, Vice President	None
Brian Hourihan, Senior Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation; Secretary of OFI Trust Company.

Lucienne Howell, Vice President	None
Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	Vice President of HarbourView Asset Management Corporation.
Dana Hunter, Assistant Vice President	None
Keith Hylind, Vice President	None
Kelly Bridget Ireland, Vice President	None
Christopher Ivezic, Assistant Vice President	None
Kathleen T. Ives, Senior Vice President

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, HarbourView Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Steel Jaykus, Vice President	Global Head of Performance & Attribution (December 2009 – October 2011) at Morgan Stanley.
Frank V. Jennings, Senior Vice President	None
Diane Johnston, Vice President	Director at Fidelity Investments (May 2009 – August 2011).
Avinand Jutagir, Assistant Vice President	None
Lisa Kadehjian, Vice President	None
Rezo Kanovich, Vice President	None
Amee Kantesaria, Vice President, Assistant Counsel and Assistant Secretary	Assistant Secretary of Oppenheimer Acquisition Corp.
Cem Karacadag, Vice President	None
Sean Keller, Vice President	None
James Kennedy, Senior Vice President	None
John Kiernan, Vice President & Associate Counsel	None
Robert Kinsey, Vice President	Formerly a Senior Vice President and Senior Portfolio Specialist at ING Investment Management.
Turgot Kisinbay, Assistant Vice President	Economist at the International Monetary Fund (June 2002 – July 2011).
Audrey Kiszla, Vice President	None
Daniel Kohn, Vice President	None
Martin S. Korn, Senior Vice President	None
Arin Kornschankul, Assistant Vice President	None
Michael Kotlarz, Vice President	None
Brian Kramer, Vice President	Assistant Treasurer of Oppenheimer Acquisition Corp.
Magnus Krantz, Vice President	None
Alen Kreso, Assistant Vice President	None
Robert Kuhta, Vice President	Client Service Lead at Slalom Consulting (September 2009 – June 2011).
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Eric Larson, Vice President	None
John Lech, Vice President	None
Helena Lee, Assistant Vice President	Previously an associate at Citigroup (October 2006 – February 2011).
Johnny C. Lee, Vice President & Assistant Counsel	None
Victor Lee, Vice President	None
Young-Sup Lee, Vice President	None
Randy Legg, Vice President & Senior Counsel	None
Michael Leskinen, Vice President	None
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Justin Leverenz, Senior Vice President	None
Gang Li, Vice President	None
Shanquan Li, Senior Vice President	None
Julie A. Libby, Senior Vice President	President and Chief Operating Officer of OFI Private Investments Inc.
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
William Linden, Vice President	None
Jay Lisowski, Vice President	None
Justin Livengood, Vice President	None
Jennifer Loew, Vice President	Director of Business Development at Michael C. Fina Corporate Sales, Inc. (April 2010 – May 2011).
Christina Loftus, Senior Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran, Senior Vice President: Rochester Division	None
David Lukkes, Assistant Vice President	None
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Chris Marlowe, Assistant Vice President	None
Daniel Martin, Assistant Vice President	None
Kenneth Martin, Vice President	None
William T. Mazzafro, Vice President	None
Melissa Mazer, Vice President	None
Neil McCarthy, Vice President	Vice President of OFI Institutional Asset Management, Inc. and OFI Private Investments Inc.
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc., and OFI Trust Company.
Joseph McDonnell, Vice President	None
Annika McGovern, Vice President	None
Joseph McGovern, Vice President	None
Benedict Mclaughlin, Assistant Vice President	None
William McNamara, Vice President	Vice President of OFI Private Investments Inc.
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President and Director of Fixed Income	Senior Vice President of OFI Institutional Asset Management, Inc.
Carlos Mena, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation; Vice President at Bank of New York Mellon (February 2000 – January 2011).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	None
Rejeev Mohammed, Assistant Vice President	None
David Moore, Vice President	None
Sarah Morrison, Assistant Vice President	None
Elizabeth Mossow, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
Joseph Moran, Senior Vice President	Formerly a Managing Director of DWS Investments.
Thomas J. Murray, Vice President	None
Christina Nasta, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Amie Nelson, Vice President	None
Eugene Nemirovsky, Assistant Vice President	Senior Interactive Developer at Ogilvy & Mather (August 2006 – May 2011).
Derek Newman, Vice President and Assistant Counsel	Formerly an associate at Dechert LLP.
Paul Newman, Assistant Vice President	None
Linh Nguyen, Assistant Vice President	None
Christopher Nicholson, Vice President	None
David Nicolaou, Vice President	Vice President/Director at Alliance Bernstein (April 2007 – August 2011).
Mary Beth O’Brien, Vice President	None
James B. O’Connell, Assistant Vice President	None
Patricia O’Connor, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Vice President	None
Tony Oh, Vice President	None
Kristin Pak, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Phillip Parrotta, Senior Vice President	None
Kim Pascalau, Vice President	Assistant Vice President of Shareholder Services, Inc. and Shareholder Financial Services, Inc.
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Nadia Persaud, Assistant Vice President and Assistant Counsel	Formerly an associate at Sidley Austin, LLP.
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Vice President	None
David Pfeffer, Executive Vice President, Chief Financial Officer & Director

Management Director and Treasurer of Oppenheimer Acquisition Corp.; Director of OppenheimerFunds Distributor, Inc., OFI Private Investments Inc. and Oppenheimer Real Asset Management, Inc.; Director and Executive Vice President of OFI Institutional Asset Management, Inc. and Trinity Investment Management Corporation; Senior Vice President of OFI Trust Company; Director and President of HarbourView Asset Management Corporation; Director of Shareholder Services, Inc., Centennial Asset Management Corporation, Tremont Group Holdings, Inc. and Shareholder Financial Services, Inc.

James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Cheryl Pipia, Senior Vice President	None
Michael Pleet, Assistant Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Stacy Pottinger, Vice President	None
Christopher Proctor, Vice President	None
John Ptasinski, Assistant Vice President	Formerly a Senior Manager at Jeppesen Sanderson, and Boeing Company (November 2003 – January 2011).
Ellen Puckett, Assistant Vice President	None
Charlie Pulire, Assistant Vice President	None
Jodi Pullman, Vice President	None
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Benjamin Ram, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Lun Rao, Assistant Vice President	None
Norma J. Rapini, Assistant Vice President: Rochester Division	None
William Raynor, Vice President	None
Amber Reilly, Assistant Vice President	None
Jill Reiter, Assistant Vice President	None
Maria Ribeiro De Castro, Vice President	None
Jodi Robinowitz, Senior Vice President	Head of Talent Management and Acquisition at BNP Paribas (October 2008 – June 2011).
Benjamin Rockmuller, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.
Stacey Roode, Senior Vice President	Senior Vice President of OppenheimerFunds Legacy Program, Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Sara Rosenblatt, Vice President	None
Jacob Rothschild, Vice President	Director of Digital Media & Business Development (June 2008 – November 2010).
Erica Rualo, Vice President	None
Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program and OFI Private Investments Inc.
Gerald Rutledge, Vice President	None
Sean Ryan, Vice President and Assistant Counsel	None
Gary Salerno, Assistant Vice President	None
Catherine Sanders, Assistant Vice President	President & Consultant (July 2009 – September 2011) of The Sanders Group.
Valerie Sanders, Vice President	None
Mark Santero, Senior Vice President	None
Carlos Santiago Vice President	None
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Marc Schmidt, Assistant Vice President	None
Erik Schneberger, Vice President	Vice President at Morgan Stanley Smith Barney (January 2008 – May 2011).
Patrick Schneider, Vice President	None
Scott A. Schwegel, Assistant Vice President	None
Sibil Sebastian, Assistant Vice President	Product Marketing associate at BlackRock (October 2010 – February 2012).
Allan P. Sedmak, Assistant Vice President	None
Matthew Severski, Assistant Vice President	None
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Amy Shapiro, Vice President and Assistant Counsel	Counsel at Lord, Abbett & Co. LLC (June 2005 – January 2012).
Tammy Sheffer, Senior Vice President	None
Richard Shepley, Vice President	None
William Sheppard, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	None
Joel Simon, Vice President	None
David C. Sitgreaves, Assistant Vice President	None
Jan Smith, Assistant Vice President	None
Stuart Smith, Assistant Vice President	None
Marc Sommer, Assistant Vice President	Director of Finance & Administration at Hearst Corporation (February 2008 – August 2011).
Louis Sortino, Vice President: Rochester Division	None
Keith J. Spencer, Senior Vice President	None
Tim Spitz, Assistant Vice President	None
Kirti Srikant, Assistant Vice President	None
Brett Stein, Vice President	None
Richard A. Stein, Senior Vice President: Rochester Division	None
Arthur P. Steinmetz, Executive Vice President & Chief Investment Officer

Director and Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.; Director & President of Oppenheimer Real Asset Management, Inc.

Michael Sternhell, Vice President & Associate Counsel	Formerly a securities litigator at Kramer Levin Naftalis & Frankel LLP.
Benjamin Stewart, Senior Vice President	None
Wayne Strauss, Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc.
Agata Strzelichowski, Assistant Vice President	None
Amy Sullivan, Assistant Vice President	Assistant Secretary of HarbourView Asset Management, Inc.
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Saul Tessler, Assistant Vice President	None
Kelly Thomas, Assistant Vice President	None
Tina Timm, Assistant Vice President	None
Igor Tishin, Vice President	Formerly an employee at Troika Dialog USA (February 2005 – January 2011).
Matthew Torpey, Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Vice President: Rochester Division	None
Julie Van Cleave, Vice President	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc., OFI Trust Company and OFI Institutional Asset Management, Inc.

Raman Vardharaj, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Rene Vecka, Vice President: Rochester Division	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Senior Vice President	None
Mark Wachter, Vice President	None
Kenneth Waddell, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Eliot Walsh, Assistant Vice President	None
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Samuel Wang, Vice President	Director of Global Communications and Public Affairs at Citigroup, Inc.
Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.
Teresa Ward, Vice President	None
Margaret Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Adam Weiner, Vice President	None
Christine Wells, Vice President	None
Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Lindsay Whetton, Vice President	Wealth Management Director at TIAA-CREF (April 2006 – June 2011).
Thomas Whitaker, Vice President	None
Adam Wilde, Vice President	Assistant Secretary of HarbourView Asset Management Corporation.
Mitchell Williams, Vice President	None
Martha Willis, Executive Vice President

Formerly Executive Vice President of Investment Product Management at Fidelity Investments; Director of OFI Private Investments Inc., Centennial Asset Management Corporation; President & Director of OppenheimerFunds Legacy Program.

Troy Willis, Vice President: Rochester Division	None
George Wilson, Vice President	None
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation, OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Senior Vice President of OFI Private Investments Inc.; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc. and Centennial Asset Management Corporation; serves on the Board of the Colorado Ballet.

Oliver Wolff, Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.
Caleb C. Wong, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Geoffrey Yaworsky, Assistant Vice President	None
Sookhee Yee, Assistant Vice President	None
John Yoder, Vice President and Assistant Counsel	Senior Counsel at the U.S. Securities and Exchange Commission (August 2005 – June 2011).
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Anna Zatulovskaya, Assistant Vice President	None
Sara Zervos, Senior Vice President	None
Steven Zhang, Vice President	Director of Marketing and Business Analytics at Lord Abbett & Co. (August 2005 – February 2012).
Ronald Zibelli, Jr. Vice President	None
Matthew Ziehl, Vice President	None

The Oppenheimer Funds include the following:

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)
Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Corporate Bond Fund
Oppenheimer Currency Opportunities Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund
Oppenheimer Emerging Markets Debt Fund
Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Strategic Income Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund
Oppenheimer Institutional Money Market Fund

Oppenheimer International Bond Fund

Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund

Oppenheimer International Value Fund

Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)
Oppenheimer Main Street Select Fund
Oppenheimer Main Street Small- & Mid-Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Inflation Protected Securities Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-State Municipal Trust (3 series):

     Oppenheimer New Jersey Municipal Fund

     Oppenheimer Pennsylvania Municipal Fund

     Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

     Conservative Investor Fund

     Moderate Investor Fund

     Equity Investor Fund

     Active Allocation Fund
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Quest For Value Funds (3 series)
Oppenheimer Global Allocation Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Intermediate Term Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Short Term Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (1 series):

     Oppenheimer Value Fund

Oppenheimer Small- & Mid-Cap Growth Fund
Oppenheimer Short Duration Fund

Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (11 series):

     Oppenheimer Balanced Fund/VA

     Oppenheimer Capital Appreciation Fund/VA

     Oppenheimer Core Bond Fund/VA

     Oppenheimer Global Securities Fund/VA

     Oppenheimer Global Strategic Income Fund/VA

     Oppenheimer High Income Fund/VA

     Oppenheimer Main Street Fund/VA

     Oppenheimer Main Street Small Cap Fund/VA

     Oppenheimer Money Fund/VA

     Oppenheimer Small- & Mid-Cap Growth Fund/VA

     Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

     Growth Portfolio

     Oppenheimer International Growth Fund/VA

     Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of OppenheimerFunds International Ltd. is Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

Item 32. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 31(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbuhl(1)	Vice President and Treasurer	None
Robert Agan(2)	Vice President	None
Michael Albert(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Austin(1)	Vice President	None
Paul Aynsley(2)	Vice President	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Cesar Bastidas(2)	Assistant Vice President	None
William Beagle(2)	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron(2)	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
Adam Bilmes(2)	Assistant Vice President	None
Paul Blease(2)	Vice President	None
William Borders(2)	Assistant Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Joshua Broad(2)	Vice President	None
Ken Broadsky(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Tracy Cairoli(2)	Vice President	None
Mersin Capollari	Vice President	None
Sean Carey(2)	Assistant Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Nicholas Cirbo(1)	Vice President	None
Kevin Clark(2)	Assistant Vice President	None
Sean Clark(2)	Vice President	None
John Corcoran(2)	Vice President	None
Craig Colby(2)	Vice President	None
Gerald James Concepcion(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Cameron Cowden(2)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Scott Curran(2)	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Michael Dennehy(2)	Vice President	None
Jeffrey Dickin(2)	Vice President	None
Brian Dietrich (1)	Assistant Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Robert Duffey(2)	Vice President	None
Ryan Duffy(2)	Vice President	None
Robert Dunphy(2)	Vice President	None
Paul Eisenhardt(2)	Senior Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Rick Ernzen(2)	Vice President	None
Dana Espinel(2)	Assistant Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
Kristin Fenik(1)	Vice President	None
Josean Fernandez(2)	Assistant Vice President	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Christopher Ferrara(2)	Assistant Vice President	None
Michael Ferrer(2)	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
David Flaherty(2)	Assistant Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler(2)	Vice President	None
Diane Frankenfield(2)	Senior Vice President	None
Jerry Fraustro(2)	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alice Fricke(2)	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Greg Fulginite(2)	Vice President	None
Arthur S. Gabinet(2)	General Counsel	Secretary and Chief Legal Officer
William Gahagan(2)	Vice President	None
Hazem Gamal(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
Jack Goldin(2)	Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
LeaAnna Hartman(1)	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Philipp Hensler(2)	Chairman, Chief Executive Officer & Director	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Eric Holquist(2)	Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Jason Hubersberger(2)	Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Keith Hylind(2)	Vice President	None
Vincent Iacono(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	None
Shonda Rae Jaquez(2)	Vice President	None
Brian Johnson(1)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Senior Vice President	None
Scott Kelley(1)	Vice President	None
Richard Keri(2)	Senior Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
Lamar Kunes(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
John Laudadio(2)	Vice President	None
Daniel Lee(2)	Assistant Vice President	None
Wendy Lee(2)	Vice President	None
John Leonard(2)	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Lorna Lindquist(2)	Vice President	None
Malissa Lischin(2)	Vice President	None
Christina Loftus(2)	Senior Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Joseph Marich(2)	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Anthony Mazzariello(2)	Vice President	None
Derren McDaniel(1)	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	President and Director	None
Brian McGinty(1)	Vice President	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
William McNamara(2)	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
Toller Miller(1)	Vice President	None
Clint Modler(1)	Vice President	None
Joseph Moran(2)	Senior Vice President	None
Jason Morris(2)	Assistant Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
Kimberly Mustin(2)	Senior Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Senior Vice President	None
Christina Nasta(2)	Senior Vice President	Chief Business Officer and Vice President
Kevin P. Neznek(2)	Senior Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel(2)	Vice President	None
Peter Novak(2)	Vice President	None
Timothy O’Connell(2)	Vice President	None
Janet Oleary(2)	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Ashley Patten(1)	Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Charles K. Pettit(2)	Vice President	None
David Pfeffer(2)	Director	None
Andrew Phillips(1)	Assistant Vice President	None
Megan Pigott(2)	Assistant Vice President	None
Cheryl Pipia(2)	Senior Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
William J. Raynor(4)	Vice President	None
Dennis Robinson(1)	Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock(2)	Vice President	None
Stacy Roode(1)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
Mark Santero(2)	Senior Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Timothy Scanlan(2)	Vice President	None
Alex Schardt(2)	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Jeffrey Sharon(2)	Vice President	None
Kenneth Shell(1)	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith(2)	Vice President	None
Aaron Spatz(2)	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Robert Stidham	Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
Leon Tallon(2)	Vice President	None
Brian Taylor(2)	Vice President	None
James Taylor(2)	Vice President	None
Paul Temple(2)	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Luz Touma(2)	Vice President	None
Cenk Toroslu(1)	Vice President	None
Wesley Vance(2)	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Richard Walsh(2)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Jason Widener(2)	Vice President	None
Ryan Wilde(1)	Vice President	None
Peter Winters 911 N. Organce Ave, Apt. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
David Zicchinella(2)	Assistant Vice President	None
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(4) Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

2

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable.

3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of May, 2012.

     Oppenheimer Portfolio Series

     By:     William F. Glavin, Jr.*

               William F. Glavin, Jr., President and

               Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures	Title	Date

Brian F. Wruble*	Chairman of the Board of Trustees	May 24, 2012
Brian F. Wruble

William F. Glavin, Jr.*	President, Principal Executive Officer	May 24, 2012
William F. Glavin, Jr.

Brian W. Wixted*	Treasurer, Principal	May 24, 2012
Brian W. Wixted	Financial & Accounting Officer

David K. Downes*	Trustee	May 24, 2012
David K. Downes

Matthew P. Fink*	Trustee	May 24, 2012
Matthew P. Fink

Phillip A. Griffiths*	Trustee	May 24, 2012
Phillip A. Griffiths

Mary F. Miller*	Trustee	May 24, 2012
Mary F. Miller

Joel W. Motley*	Trustee	May 24, 2012
Joel W. Motley

Mary Ann Tynan*	Trustee	May 24, 2012
Mary Ann Tynan

Joseph M. Wikler*	Trustee	May 24, 2012
Joseph M. Wikler

Peter I. Wold*	Trustee	May 24, 2012
Peter I. Wold

*By:     /s/ Mitchell J. Lindauer

                 Mitchell J. Lindauer, Attorney-in-Fact

4

Oppenheimer Portfolio Series

Post-Effective Amendment No. 9

Registration Statement No. 333-121449

EXHIBIT INDEX

Exhibit No.     Description

28(j)               Independent Registered Public Accounting Firm’s consent

28(m)(i)          Amended and Restated Service Plan and Agreement for Conservative Investor Fund Class A shares dated 6/30/11

28(m)(ii)         Amended and Restated Distribution and Service Plan and Agreement for Conservative Investor Fund Class B shares dated 6/30/11

28(m)(iii)        Amended and Restated Distribution and Service Plan and Agreement for Conservative Investor Fund Class C shares dated 6/30/11

28(m)(iv)        Amended and Restated Distribution and Service Plan and Agreement for Conservative Investor Fund Class N shares dated 6/30/11

28(m)(v)         Amended and Restated Service Plan and Agreement for Moderate Investor Fund Class A shares dated 6/30/11

28(m)(vi)        Amended and Restated Distribution and Service Plan and Agreement for Moderate Investor Fund Class B shares dated 6/30/11

28(m)(vii)       Amended and Restated Distribution and Service Plan and Agreement for Moderate Investor Fund Class C shares dated 6/30/11

28(m)(viii)      Amended and Restated Distribution and Service Plan and Agreement for Moderate Investor Fund Class N shares dated 6/30/11

28(m)(ix)        Amended and Restated Service Plan and Agreement for Equity Investor Fund Class A shares dated 6/30/11

      28(m)(x)         Amended and Restated Distribution and Service Plan and Agreement          for Equity Investor Fund Class B shares dated 6/30/11

28(m)(xi)        Amended and Restated Distribution and Service Plan and Agreement for Equity Investor Fund Class C shares dated 6/30/11

28(m)(xii)       Amended and Restated Distribution and Service Plan and Agreement for Equity Investor Fund Class N shares dated 6/30/11

28(m)(xiii)      Amended and Restated Service Plan and Agreement for Active Allocation Fund Class A shares dated 6/30/11

28(m)(xiv)      Amended and Restated Distribution and Service Plan and Agreement for Active Allocation Fund Class B shares dated 6/30/11

28(m)(xv)       Amended and Restated Distribution and Service Plan and Agreement for Active Allocation Fund Class C shares dated 6/30/11

28(m)(xvi)      Amended and Restated Distribution and Service Plan and Agreement for Active Allocation Fund Class N shares dated 6/30/11

5